EXHIBIT 10.12

***Confidential Treatment Requested

CHED Services Pty Ltd

ABN 14 112 304 622

FRAMEWORK AGREEMENT

Contractor:  Silver Spring Networks Inc

Contractor’s ABN: 25 630 693 963

Advanced Metering Infrastructure Technology and Network Design

*** Certain omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

DEFINITIONS AND INTERPRETATION1

Definitions1

Interpretation13

TERM15

Initial Term15

Extension15

STRUCTURE OF THE AGREEMENT15

Framework Agreement15

Formation of Contracts under the Framework Agreement16

Hierarchy of documents17

No Assurance of exclusivity18

GOVERNANCE18

Overview18

Governance Structure19

SOW Management Committees19

Project Management Committee20

Steering Committee20

Meeting Protocols21

Acknowledgement22

User Group22

ADMINISTRATION22

Responsible Officers22

Giving Notices23

Receipt of Notices24

SCHEDULE OF RATES AND PRICES24

Warranties on Price24

*** for a Support and Maintenance Contract25

Rates and prices for new Deliverables25

SECURITY FOR PERFORMANCE26

***26

CONTRACTOR OBLIGATIONS28

Provision of Deliverables28

Contractor’s Conduct28

Contractor’s Personnel28

Subcontractors29

Co-operation with Other Providers31

Compliance32

Contractor’s responsibility for environmental protection32

Provision of reports33

Provision of information33

Notice of final production run33

Industrial Relations34

Hours of Services35

Provision of Plant and Equipment by Contractor35

Storage of Contractor Equipment36

Supply of Tools by CHED Services36

Installation Deliverables37

Updates and New Releases37

No solicitation38

Quality System39

Australian industry40

Notification of selected Meter providers40

APPROVAL OF DOCUMENTS AND PLANS41

Approval Process41

Updates42

TESTING42

DELIVERY, EXTENSIONS OF TIME AND DELAY43

Delivery43

Extension of time43

Delay costs45

Force Majeure46

Liquidated Damages46

Suspension48

Suspension and Recommencement Costs49

ACCEPTANCE50

Acceptance or Notification of Rejection50

Further Testing51

Consequences of rejection of Deliverables52

Acknowledgement52

Acceptance of non-conforming Deliverables52

REGIONAL ACCEPTANCE53

Regional Acceptance or Notification of Failure53

Consequences in relation to Regional Acceptance54

Acknowledgement55

FINAL ACCEPTANCE55

Additional Access Points and Relays for Network Coverage55

Final Acceptance or Notification of Failure56

Consequences of failure to meet Final Acceptance57

Support and Maintenance Contract58

TITLE AND OWNERSHIP58

Risk58

Title58

PAYMENT59

Australian Business Number59

Taxes59

Supply Sum60

Tax Invoices and Adjustment Notes60

Payment for Deliverables60

***62

Preconditions for entitlement63

Changes in Taxes63

Disputed Payments63

Set off64

Other supplies64

Definitions64

PERFORMANCEMANAGEMENT64

Compliance with Performance Management Regime64

17.2. Service Levels65

Service Level Records65

Performance of the Services to the Service Levels65

Failure to meet a Service Level66

Application of Service Credits66

Periodic Reviews67

WARRANTIES67

Mutual Warranties67

General Warranties68

Additional Warranties under a Contract69

Warranties ***70

Benefit of warranties and indemnities71

Duration of warranties72

Acknowledgements72

***73

***73

***74

***75

LIABILITY AND INDEMNITY76

Contractor’s liability76

Indemnities and reimbursements77

Duration of Indemnities78

Limitation of Contractor’s liability78

Limitation of CHED Services’ liability79

INSURANCE79

Contractor must arrange insurance79

Contractor’s responsibility for particular insurances80

Workers’ compensation insurance80

CHANGE REQUESTS80

General80

Change Request Procedure81

ACCESS TO PREMISES & FACILITIES82

CHED Services Premises & Facilities82

Access, Behaviour and Supervision on Sites82

Security83

Directions regarding safety84

Access to Records and Contractor’s Premises84

Audits85

Security of Sites & Other Premises86

CONFIDENTIALITY86

Acknowledgment86

Obligations of Confidence87

Notice87

Extent of obligations88

Obligations prior to compulsory disclosure88

Delivery on Termination88

Duration of Obligations89

Acknowledgement89

PRIVACY89

Compliance with Privacy Laws89

Other Privacy obligations89

Duration of Obligations90

INTELLECTUALPROPERTY90

IP Rights90

Developed Materials91

Third Party Licence92

Replacement92

Affiliated Companies93

Intellectual Property Indemnity93

Provision of Technical Data93

Duration of Obligations94

ESCROW94

Escrow Agreement94

RESOLUTION OF DISPUTES96

Disputes generally96

Disputes on adjustments to the Supply Sum97

TERMINATION97

Notification of breach97

Contractor’s default98

Termination for CHED Services’ default99

Consequences of termination for default99

Termination without cause100

Consequences of termination without cause100

Transition Services101

No additional compensation upon termination102

Other Contracts not affected by Termination102

Other Rights not affected by Termination102

Surviving Obligations102

NATURE OF RELATIONSIDP103

Independent Contractors103

Personnel Entitlements103

Taxes103

MISCELLANEOUS103

Entire agreement103

Conflict of interest104

Joint and several liability104

Assignment104

Change of Control104

Governing law105

Permits105

Waiver106

Severability106

THIS DEED is made this 4 day of June 2009.

BETWEEN

CHED SERVICES PTY ABN 14 112 304 622 of Level 8, 40 Market Street, Melbourne, Victoria (“CHED Services”); and

SILVER SPRING NETWORKS INC ABN 25 630 693 963 *** (“Contractor”).

RECITALS

A.Offers were sought for the provision of information technology and other services and products for the design, development, supply, support and maintenance of the Network Management System and Network Communication System forming part of the Advanced Metering Infrastructure System.

B.The Contractor has submitted its Tender in response.

C.CHED Services may from time to time require the provision of information technology and other services and products for the design, development, supply, support and maintenance of the Network Management System and Network Communication System forming part of the Advanced Metering Infrastructure System as specified in a Contract for the benefit of itself and the Affiliated Companies.

D.The Contractor has represented to CHED Services that the Contractor has the expertise in the provision of information technology and other services and products of the type that CHED Services or the Affiliated Companies require.

E.The Contractor has offered to provide the Deliverables, subject to and on the terms and conditions of this Framework Agreement.

F.When CHED Services requires Deliverables, the parties will negotiate a Statement of Work and the Contractor will provide the Deliverables in accordance with a Contract created pursuant to the Framework Agreement.

THE PARTIES AGREE AND DECLARE AS FOLLOWS:

1.DEFINITIONS AND INTERPRETATION

1.1.Definitions

1.1.1In this Framework Agreement and any Contract, unless the context indicates a contrary intention:

Acceptance means *** in accordance with clause 12.1, ***, and Accept has a corresponding meaning;

Access Point means a device that provides the interface, and enables communications, between the Network Management System and the Meters and includes batteries and brackets;

*** means ***;

Advanced Metering InfrastructureFRAMEWORK AGREEMENT
Technology And Network Design

Advanced Metering Infrastructure Project or AMI Project means the project for the supply and installation of Remotely Read Interval Meters (and associated communications and management systems) to electricity users in the state of Victoria, including the designing, building, testing and commissioning of all the components comprising the AMI System;

Advanced Metering Infrastructure System or AMI System means a two way communication and management system to measure, collect and analyse energy usage from Remotely Read Interval Meters and comprises:

(a)a Network Management System;

(b)the Network Components;

(c)the Remotely Read Interval Meters, complete with integrated radio and network interfaces and any Point to Point Meters, complete with Modems;

(d)a Network Communications System; and

(e)a Backhaul Communication Network.

Affiliated Company means each of:

(a)CitiPower Pty ACN 064 651 056;

(b)Powercor Australia Limited ACN 064 651 109;

(c)Powercor Network Services Pty Ltd ACN 123 230 240;

(d)CKI/HEI Electricity Distribution Holdings (Australia) Pty Ltd ACN 101 392 161;

(e)the entities forming ETSA Utilities; and

(r)a Related Body Corporate of any of the entities referred to above that is formed, incorporated or operating in the Commonwealth of Australia.

Annexure means the annexure to this Framework Agreement containing details applicable to the Framework Agreement;

Approve has the meaning given by clause 9, and Approval has a corresponding meaning;

Approved Subcontractor means a Subcontractor listed in Attachment I to a SOW;

Backhaul Communication Network means a system providing communications between the Network Management System and the Network Components and/or the Point to Point Meters;

Business Day means a day that is not a Saturday, Sunday or public holiday in Melbourne, Victoria;

*** means ***;

*** means ***;

*** means ***;

Certification has the meaning given in clause 8.19;

Advanced Metering InfrastructureFRAMEWORK AGREEMENT
Technology And Network Design

Change Request means a document to be issued by the Contractor in relation to any proposed change, in the form set out in Attachment G to Schedule 6;

Commencement Date means the commencement date of this Framework Agreement as identified in the Annexure;

Commissioning means the registration, or the first attempt at registration, of a Product on the Network Management System and Commission has a corresponding meaning;

Confidential Information of a party (being CHED Services or any Affiliated Company on the one hand, or the Contractor on the other) (the “Discloser”) means any information (whether or not in a material form) of any kind or type owned by, used by or relating to the Discloser that is acquired, learned or developed by the other party (the “Recipient”) (or its Personnel) in the course of, or incidental to, the performance of its obligations under this Framework Agreement or a Contract, or concerning the Discloser’s business, transactions, affairs, property, policies, processes or activities, including all client lists, designs, diagrams, technical or artistic drawings, proofs or prints, computer software and programs, know how, ideas, tables, computations, specifications, sales procedures, pricing, accounting techniques, and all information of or relating to the Discloser not in the public domain;

Contract means a contract created pursuant to clause 3.2 and incorporates:

(a)the relevant SOW;

(b)the Attachments to the SOW;

(c)the terms and conditions of this Framework Agreement;

(d)the completed Schedules 3, 4, 5, 6, 7, 8, 9, 10, 12 and 13 (and in the case of a Support and Maintenance Contract, the completed Schedules 2, 3, 4, 5, 6, 7, 8, 9, 10, 12 and 13) to the Framework Agreement, except for any Schedules of the Framework Agreement that have been expressly excluded from the executed SOW; and

(e)any document expressly incorporated as part of the Contract.

*** has the meaning given***;

Customer means any CHED Services’ or any Affiliated Company’s customers and includes any third party on whose Site the Contractor’s Deliverables are delivered under a Contract;

Date for Delivery means the date by which a Deliverable must be completed and comply with all requirements of the relevant Contract, as specified in the relevant Project Plan;

Deed of Co-operation and Fault Co-ordination means a deed substantially in the form of the Deed of Co-operation and Fault Co-ordination in Schedule 6;

Defect means any aspect of the Deliverables which is not in accordance with the Contract including in any of its design, quality, workmanship, performance or outcome, and Defective has a corresponding meaning;

Advanced Metering InfrastructureFRAMEWORK AGREEMENT
Technology And Network Design

*** means ***;

Deliverables means any Services and any Products (as the case may be);

Developed Materials means anything created under a Contract by the Contractor that is custom made for CHED Services, developed at CHED Services’ expense and specifically identified as ‘Bespoke’ in a Contract but for avoidance of doubt:

(a)Existing Materials are not Developed Materials, and

(b)improvements and modifications to Existing Materials created under a Contract by the Contractor are not Developed Materials unless they are custom made for CHED Services, developed at CHED Services’ expense and specifically identified as ‘Bespoke’ in a Contract,

(c)and Developed Materials also includes:

(d)development or creation of interfaces with the Network Management System required to integrate the Network Management System with CHED Services’ internal IT systems;

(e)the designs of the Network Communication System; and

(f)documents developed specifically for CHED Services under any Contract including reports, plans, and manuals.

Distribution License means a license issued to any Affiliated Company by the Essential Services Commission (as established under the Essential Services Commission Act 2001 (Vic)), other than for ETSA Utilities, in which case it means a license issued by the Essential Services Commission of South Australia (as established under the Essential Services Commission Act 2002 (SA));

End Date means the end date specified in the Annexure or a date determined by reference to clause 2.2;

Escrow Agreement means an agreement entered into under clause 27 and substantially in the form of Attachment A to Schedule 6;

Excluded Outage means either:

(a)a scheduled interruption for routine AMI System maintenance; or

(b)an outage or interruption directly caused by third parties or Other Providers which was not contributed to or indirectly caused by the Contractor.

Existing Materials means materials that:

(a)are in existence at the date of the Contract or are subsequently brought into existence, other than Developed Materials; and

(b)are embodied in, or attach to, the Deliverables, or are otherwise necessary to derive the full benefit of the Deliverables.

*** means the ***;

Failure Rate (FR) means the rate determined by CHED Services using the following equation expressed as a percentage:

FR = TDU / TAP x 100

Advanced Metering InfrastructureFRAMEWORK AGREEMENT
Technology And Network Design

where

TDU (Total Defective Units) means the number of Defective units of the Affected Product, but does not include those units where the Defect was caused by a third party, vandalism, acts of God or any use inconsistent with the Contractor’s Product’s design, as described in the Deliverables under a relevant SOW or the instructions that are provided in writing to CHED Services by the Contractor prior to Acceptance of the Deliverable of which the Product forms part;

TAP (Total Affected Products) means the total number of Affected Products installed or Commissioned (as the case may be); and

Affected Product means:

(i)if the batch or manufacturing lot of a Product type or class can be separately identified, then the batch or manufacturing lot of the Product type or class (e.g. Access Points, Relays etc.);

(ii)if the batch or manufacturing lot of a Product type or class   cannot be separately identified, then all Products or that  type or  class delivered in the preceding 12 months prior to the date the calculation is undertaken;

Final Acceptance means ***;

Final Contract has the meaning given in clause 16.6.5;

Force Majeure Event means an event or circumstance which is beyond the reasonable control of a party to the Contract, which bona fide prevents that party from performing its obligations under the Contract and the occurrence and effects of which could not have been prevented or overcome or remedied by the standard of care which a reasonable, experienced and competent contractor would have exercised (including the expenditure of a reasonable sum of money) which, for avoidance of doubt, includes an event or circumstance of fire or flood not arising from works being performed by the Contractor, earthquake, natural disaster, riots, civil commotion, malicious damage caused by a third party (not being the Contractor’s Personnel), act of public enemy, war, terrorism, revolution or radioactive contamination, but does not include any risks or events for which CHED Services or the Contractor has expressly accepted responsibility for under the Contract.

Framework Agreement means the agreement between the parties comprised of:

(a)these terms and conditions;

(b)the Annexure;

(c)the Schedules; and

(d)any documents expressly incorporated as part of these terms and conditions;

Functional Requirements means CHED Services’ functional requirements for the AMI System and includes the functional requirements of the Deliverables, as set out in Schedule 8;

Advanced Metering InfrastructureFRAMEWORK AGREEMENT
Technology And Network Design

Grace Period means 30 days, or such other shorter period as specified in the relevant Contract, after a Milestone Date or Date for Delivery;

Governance Structure has the meaning given in clause 4;

Identification Cards has the meaning given in clause 23.3.4;

*** means the ***;

Industry Best Practice means undertaking the activities (including the planning, designing, developing, implementing, testing, delivering, installing, maintaining and supporting information technology) and producing the other services and products specified in a Contract:

(a)to the standard of care expected of an expert provider of services and products in the nature of those specified in a Contract;

(b)with due expedition and without unnecessary or unreasonable delay;

(c)in a manner which allows the Contracts to be properly performed;

(d)using new materials (unless agreed otherwise) of merchantable quality which are for their intended purpose as determined by law (and to the extent that such materials are in themselves Deliverables are fit for the purpose or purposes as determined by Schedule 8) and to the standard required under the Contract;

(e)in accordance with all applicable laws and Legislative Requirements; and

(f)in accordance with standards promulgated by the Australian Communications and Media Authority, Standards Australia, and any standards applying by force of law and the standards identified in Schedule 8 (all as amended from time to time).

Intellectual Property Rights means copyright (including future copyright), trademark, design, patent, semiconductor or circuit layout rights, or other proprietary rights or any rights to registration of such rights, whether arising before, on or after the date of the Contract;

*** has the meaning given ***;

Legislative requirements means:

(a)Acts, Ordinances, regulations, by-laws, orders, and proclamations of the Commonwealth, and the State of Victoria and any local government authority existing at the date a Contract, or brought into force during the course of a Contract;

(b)certificates, licenses, consents, permits, approvals and requirements of organizations having jurisdiction in relation to carrying out of the obligations under the Contract, whether in place or issued before or during the course of the performance of a Contract;

(c)any Relevant Authorities’ consents or requirements;

(d)an award or determination or an order or judgment of a court of competent jurisdiction; and

(e)fees and charges payable in connection with the foregoing,

Advanced Metering InfrastructureFRAMEWORK AGREEMENT
Technology And Network Design

License means a royalty-free, irrevocable world-wide, perpetual and nonexclusive license and License has a corresponding meaning;

Liquidated Damages means the damages referred to in clause 11.5 and particularized in the relevant Contract;

*** has the meaning given ***;

*** has the meaning given ***;

Mesh Radio means a radio communications technology that uses low powered RF transmitters in a mesh configuration where a device can repeat another’s signal. Mesh radio networks are typically self forming, self optimizing & self healing;

Mesh Meter means a meter with a network integration card or with other means of communicating with the Network Communication System, provided by a meter provider approved by CHED Services and notified to the Contractor in writing;

Milestone means each task to be completed or Deliverable to be provided, as specified in the relevant Project Plan;

Milestone Date means the date by which a specific Milestone must be completed, as specified in the relevant Project Plan;

Modems mean the modems being part of the Network Components to be used in the AMI System;

Moral Rights means moral rights under and in accordance with the Copyright Act 1968 (Cth);

New Release means a new Release;

Network Communication System means the Mesh Radio communication system that facilitates communication between the Meters and the Network Management System;

Network Components means all components of the Network Management System and the Network Communication System and the components used for carriage of communications between Meters, the NMS and other components and includes, Modems, antennas, Access Points, mounting brackets and Relays;

Network Coverage means that *** of Meters installed across all Regions communicate with the Network Communication System in accordance with the Functional Requirements and the Specifications;

Network Interface or NIC means the integration card installed in a Mesh Meter which enables the Mesh Meter to communicate with the AMI System;

Network Management System means the system that securely manages remote Meter reading, data collection, issuing controls and commands and communication for the AMI System in accordance with the Functional Requirements;

Order in Council means an order made by the Governor in Council that relates to any aspect of the AMI Project;

Advanced Metering InfrastructureFRAMEWORK AGREEMENT
Technology And Network Design

Other Providers means any contractor or consultant engaged by CHED Services for any purpose as part of the AMI Project and includes subcontractors to the Other Providers;

PAYG means the Pay As You Go system under the A New Tax System (Pay As You Go) Act 1999 (Cth) and legislation of the Commonwealth, a State or Territory supplementing or amending that Act;

Personal Information means information or an opinion however it is stored, whether recorded in a material form or not, whether true or not, about a natural person whose identity is apparent or can reasonably be ascertained from the information or opinion (including information or an opinion about Customers) which is received by the Contractor or its Personnel from any source as a consequence of, or in the performance of, its obligations or the exercise of its rights under a Contract;

Personnel means:

(a)in relation to the Contractor: its employees, representatives, agents, contractors and Subcontractors and its contractors’ and Subcontractors’ employees, representatives and agents;

(b)in relation to CHED Services and any Affiliated Company: its employees, representatives and agents;

(c)in relation to a Subcontractor: its employees, representatives, agents and contractors.

Plant and Equipment means all plant, equipment, tools, appliances, material or other property and items and other things the Contractor requires (other than

Tools) to provide the Deliverables or otherwise fulfill the Contractor’s obligations under the Contract, including all things necessary for and incidental to the operation of that Plant and Equipment;

Point to Point Meter means a meter with a modem, which communicates by means other than the Network Communication System, provided by a meter provider approved by CHED Services, such modem being selected by CHED Services in consultation with the Contractor;

Privacy Laws means the Privacy Act 1988 (Cth) and all relevant legislation, industry codes and policies relating to the collection, use, disclosure, storage or granting of access rights to Personal Information in Australia, by which CHED Services or any Affiliated Company is bound;

Product Lifecycle Plan means Contractor’s non-binding product lifecycle plan setting out the plan for further development, Updates and New Releases of Products (including Software);

Products means any products, equipment, plans or documents specified in a Contract to be provided by the Contractor pursuant to a Contract, or any products, equipment, plans or documents to be provided ancillary to the supply of any Services or of any other Products;

Project Management Committee means the committee established under clause 4;

Advanced Metering InfrastructureFRAMEWORK AGREEMENT
Technology And Network Design

Project Manager means the person conducting the project management on behalf of the Contractor for the AMI Project;

Project Plan means the project plan setting out the parties’ respective responsibilities, and the time frames for completion of Milestones, tasks, delivery and Testing of all Deliverables under a Contract, in the form set out in Attachment C to the SOW (or as prepared by the Contractor and agreed in writing by CHED Services and the Contractor, if the Project Plan is itself a Deliverable) and which includes a Project Schedule, submitted for Approval by CHED Services in accordance with a Contract and means the Approved Project Plan after it is Approved;

Project Schedule means the schedule for delivery of the Deliverables and completion of Milestones in the Project Plan submitted for Approval by CHED Services in accordance with a Contract and means the Approved Project Schedule after it is Approved;

Qualifying Cause of Delay means:

(a)a delay or disruption caused by CHED Services or an Affiliated Company, or their respective Personnel or consultants or other contractors (other than any persons engaged or employed by the Contractor and any party to a Deed of Co-operation and Fault Coordination);

(b)a delay or disruption caused by a party to a Deed of Co-operation and Fault Co-ordination except if the delay or disruption was caused or contributed to by a breach of the Framework Agreement, any Contract or the Deed of Co-operation and Fault Co-ordination by the Contractor or its Personnel;

(c)suspension by CHED Services under clause 11.6.l(a) or (b);

(d)a change to a Contract under clause 22, other than a change due to any Defective work or other breach of the Contract by the Contractor;

(e)a breach of the Contract by CHED Services;

(f)subject to clause 8.3, a delay or disruption caused by a failure by CHED Services to notify the Contractor of CHED Services’ rejection of the Personnel proposed by the Contractor within the period specified in clause 8.3.3, provided always that Contractor complied with its obligations under clause 8.3.3; or

(g)a Force Majeure Event.

Quality Management System means the quality management system specified in clause 8.19.1;

Quality Plan means the quality plan setting out the Contractor’s methodology for quality control for all processes (including an appropriate methodology for sampling and testing of Products after their production) as prepared by the Contractor and submitted for Approval by CHED Services in accordance with a Contract and means the Approved Quality Plan after it is Approved;

Region means a region listed or otherwise described in Schedule 9;

Advanced Metering InfrastructureFRAMEWORK AGREEMENT
Technology And Network Design

Regional Acceptance means *** in accordance with clause 13.1, and Regionally Accept has a corresponding meaning;

Related Body Corporate has the meaning given in the Corporations Act 2001 (Cth);

Relay means a device capable of extending the reach of the Mesh Radio network by becoming part of the Mesh Radio network and includes battery back-ups and a mounting kit;

Release means a release or version of Software or a Product which has been produced primarily to extend, alter or improve the Software or Product by providing additional functionality or performance enhancement (whether or not Defects in the Software or Products are also corrected) while still retaining the original designated purpose of the Software or Product and typically described as a version or release referencing a whole number (e.g. Version 1, Version 2, Version 3 etc.);

Relevant Authorities means all Commonwealth, State and local government departments, bodies, instrumentalities and other public authorities which have powers that affect the provision of the Deliverables, and which exercise those powers;

Remotely Read Interval Meter or Meter means a meter with the functionality specified in the Functional Requirements and includes Mesh Meters and Point to Point Meters;

Resolvable Defect in relation to the Network Communication System, Network Management System or Software, means a Defect or error that is:

(a)a non-reoccurring brief, unscheduled interruption for AMI System maintenance that has no more than minimal impact on the business operations of CHED Services or any Affiliated Company which is resolved; or

(b)a non-reoccurring brief AMI System outage that has no more than minimal impact on the business operations of CHED Services or any Affiliated Company which is resolved;

(c)but excludes instances of either or both (a) and (b) above if occurring more than once per week, or if lasting more than 30 minutes per occurrence.

Responsible Officer of a party means the responsible officer of the party appointed under clause 5.1 and identified in the Annexure;

*** means ***;

Schedule means a schedule of the Framework Agreement or a Contract, as the context indicates;

Schedule of Rates and Prices means the schedule of rates and prices as detailed in Schedule 3, to be utilized for the purpose of calculating the Supply Sum and any change to the Supply Sum for a Contract resulting from any change;

Advanced Metering InfrastructureFRAMEWORK AGREEMENT
Technology And Network Design

Services means any services specified in a Contract to be provided by the Contractor under the relevant Contract, together with any services to be provided ancillary to the supply of any Products, or of any other Services;

Service Credit has the meaning in clause 17.6;

Service Level means the minimum standards of performance specified m a Support and Maintenance Contract;

Sites means each of the places at which any part of the AMI System is to be installed or rolled-out (including, for avoidance of doubt, any place at which any Meter is installed or any component of the Network Communication System is installed) or where a Deliverable is delivered under a Contract;

Software means software or firmware, licensed software or firmware, or Third Party Software or firmware, as the context indicates, including Updates and New Releases and including those described in Schedule 10;

Software Design Data means the data which describes the internal design and operation of the Software and its interface with the external software and hardware systems in which it operates, including explanations of particular codes, standard headers or distinct procedures (with reference to inputs, outputs and processing), which is in sufficient detail to:

(a)provide a clear understanding of the design and operation of internal interfacing and external interfacing software systems;

(b)provide a complete and accurate technical description of the design and operation of the Software system to permit investigation and isolation of Software failures and Defects in service; and

(c)provide material and information to enable Software modifications and design enhancements to be implemented and fully tested.

Source Code means the source code of Software, expressed in human-readable language, that is necessary for the understanding, maintaining, modifying, correction and enhancing of the Software;

Specification means the detailed technical and functional requirements for the Deliverables as set out in Attachment A to the SOW;

Statement of Work or SOW means a statement of work executed under clause 3 and substantially in the form set out in Schedule 1 or such other form as CHED Services agrees;

Statement of Work Management Committee or SOW Management Committee means the committee established under clause 4.3;

Steering Committee means the committee established under clause 4.5;

Subcontractor means any person, other than CHED Services, that provides goods or services directly or indirectly to the Contractor, including Approved Subcontractors, and Subcontract has a corresponding meaning;

Supply Sum means the amount payable by CHED Services to the Contractor under a Contract in respect of the Deliverables, as detailed in the relevant Contract;

Advanced Metering InfrastructureFRAMEWORK AGREEMENT
Technology And Network Design

Support and Maintenance SOW or Support and Maintenance Contract means an SOW or a Contract (as the case may be) for the support and maintenance of the AMI System or part of the AMI System;

Technical Data means all technical know-how, methodologies and information reduced to a material form produced, acquired or used by the Contractor or its Subcontractors in relation to the Contract which is not otherwise a Deliverable and includes all of the material and data developed and used to create the Software (including the compiled object code, tapes and operating manuals), and all data, databases, manuals (including operating manuals, maintenance manuals), ‘as-built’ drawings, bills of materials, design documentation, handbooks, designs, standards, specifications, reports, writings, models, sketches, plans, drawings, calculations, test results, Software Design Data and other items describing or providing information relating to the Deliverables or their operations and any other documentation required under the Contract, or reasonably requested by CHED Services to enable it to exercise the Intellectual Property Rights granted to it under clause 26 and 27 and to derive the full benefit of any Deliverable;

Tender means the Contractor’s offer for the provision of information technology and other services and products for the design, development, supply, support and maintenance of the Network Management System and Network Communication System;

Term means the term of this Framework Agreement, being the period determined in accordance with clause 2;

Testing means all testing required by the Contract to be carried out to demonstrate that the Deliverables or the AMI System, as the case may be, meet the requirements of the Contract, including the Functional Requirements, as set out in the Test Plan, and Test has a corresponding meaning;

Test Plan means the plan under Attachment D to the SOW for Testing of Deliverables and the AMI System under that Contract submitted for Approval by CHED Services in accordance with a Contract and means the Approved Test Plan after it is Approved. The Test Plan may include a requirement to test Deliverables with deliverables provided by Other Providers or with other parts of the AMI System;

Third Party Software has the meaning given in clause 26.3.1;

Tools means any plant, equipment, tools, appliances, keys, material or other property and items provided to the Contractor by CHED Services by way of loan, whether or not listed in the Project Plan;

Updates means incremental changes to the Software or Products that are not New Releases of the Software;

*** means ***.

1.2.Interpretation

1.2.1In this Framework Agreement and any Contract, unless the context indicates a contrary intention:

(a)clause and subclause headings are for reference purposes only;

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(b)the singular includes the plural and vice versa;

(c)words denoting any gender include all genders;

(d)any reference to a person includes any other entity recognized by law and vice versa;

(e)where a word or phrase is defined, its other grammatical forms have a corresponding meaning;

(f)any reference to a party to the Framework Agreement or a Contract includes its successors and permitted assigns;

(g)any reference to any agreement or document includes that agreement or document as amended at any time;

(h)the use of the word “includes” or “including” is not to be taken as limiting the meaning of the words preceding it;

(i)the expression “at any time” includes a reference to past, present and future time, and the performance of any action from time to time;

(j)an agreement, representation or warranty on the part of two or more persons binds them jointly and each of them severally;

(k)an agreement, representation or warranty in favor of two or more persons is for the benefit of them jointly and each of them severally;

(l)a reference to an item is a reference to an item in a schedule or an am1exure to the Framework Agreement or a Contract, as the context indicates;

(m)a reference to an exhibit, annexure, attachment or schedule is a reference to the corresponding exhibit, annexure, attachment or schedule in the Framework Agreement or a Contract as the context indicates;

(n)a reference to a provision described, prefaced or qualified by the name, heading or caption a clause, subclause, paragraph, schedule, item, annexure, exhibit or attachment in the Framework Agreement or a Contract means a cross reference to that clause, subclause, paragraph, schedule, item, annexure, exhibit or attachment in the Framework Agreement or a Contract, as the context indicates;

(o)when a thing is required to be done or money is required to be paid under the Framework Agreement or a Contract on a day which is not a Business Day, the thing must be done and the money must be paid on the immediately preceding Business Day;

(p)when any amount is expressed under the Framework Agreement or under a Contract to be in a particular currency, payment of that amount must be in that currency, unless agreed otherwise;

(q)a reference to a statute includes all regulations and amendments to that statute and any statute passed in substitution for that statute or incorporatingany of its provisions to the extent that they are incorporated;

(r)for avoidance of doubt, a reference in the Framework Agreement to:

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(i)‘a’, ‘any’ or ‘the’, Contract is a reference to a Contract formed as described in clause 3.2 (not merely the Framework Agreement);and

(ii)an express or implied reference to the terms of ‘a’, ‘any’ or ‘the’, Contract is a reference to the terms of that Contract (not merely the terms of the Framework Agreement);

(s)a reference to a law, Legislative Requirement, industry or other standard, publication, policy, or other document is, except where otherwise specifically provided, a reference to that law, Legislative Requirement, standard, publication, policy or other document as amended from time to time; and

(t)no rule of construction applies to the disadvantage of a party on the basis that the party put forward the Framework Agreement or a Contract or any part of them.

2.TERM

2.1.Initial Term

2.1.1This Framework Agreement commences on the Commencement Date, and subject to earlier termination, will continue until the End Date.

2.2.Extension

2.2.1CHED Services may at its absolute discretion extend the Term of this Framework Agreement by 3 additional periods each of up to 5 years and, subject to clause 2.2.3, on the same terms.

2.2.2If CHED Services exercises its option to extend the Term for an extension period, CHED Services will notify the Contractor in writing at least 90 days prior to the date on which the Framework Agreement would otherwise expire.

2.2.3Without affecting the extension to the Term of the Framework Agreement made by a notice under clause 2.2.2, CHED Services will specify in that notice any variations that must be made to the Framework Agreement in order to give effect to the extension of the Framework Agreement, including:

(a)variations to rates and prices in the Schedule of Rates and Prices, provided such variations are not a decrease to the rates and prices; and

(b)the provision of a new *** by the Contractor to secure performance of its obligations under the extended Term.

2.2.4The Contractor must fulfil all Contracts entered into during the Term on the terms current at the time a Contract is made notwithstanding that completion of a Contract may occur after the date on which the term of the Framework Agreement has expired. For avoidance of doubt, this clause applies in respect of any rectification of any Defects in the Deliverables or replacement of Deliverables required under clause 19 or as a consequence of the breach or nonobservance or non-performance by the Contractor of any term of a Contract, where this rectification will occur or may be required following the expiration of the Tenn.

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3.STRUCTURE OF THE AGREEMENT

3.1.Framework Agreement

3.1.1The Framework Agreement sets out the terms and conditions on which the parties have agreed to work together to achieve the planning, design, development, testing, implementation, delivery, installation and support and maintenance of the Network Management System and the Network Communication System.

3.1.2The Framework Agreement constitutes a standing offer for the Term during which CHED Services may require the Contractor to provide Deliverables as and when required by CHED Services in accordance with clause 3.2.

3.2.Formation of Contracts under the Framework Agreement

3.2.1If CHED Services requires any Deliverables, CHED Services’ Responsible Officer may deliver a written request for Deliverables to the Contractor specifying the Deliverables it requires.

3.2.2CHED Services may:

(a)request the Contractor to develop and provide a draft SOW for the Deliverables specified under clause 3.2.1, in which case the Contractor must develop the draft SOW and must provide it to CHED Services in the time specified by CHED Services and CHED Services may negotiate with the Contractor to finalize all aspects of a draft SOW;

(b)request the Contractor to work together with CHED Services to plan, scope and develop a draft SOW for the Deliverables specified under clause 3.2.1, in which case the Contractor must work together with CHED Services to the agreed timeframe for the development and delivery of each draft SOW requested and must negotiate with CHED Services to finalize all aspects of each draft SOW; or

(c)issue the Contractor with a draft SOW for the Deliverables specified under clause 3.2.1, in which case the Contractor must negotiate with CHED Services to finalize all aspects of a draft SOW.

3.2.3The parties must use the relevant template for each SOW in substantially the form contained in Schedule 1.

3.2.4If the SOW negotiated under clause 3.2.2 is acceptable to both parties, the parties will execute the SOW.

3.2.5On execution of a SOW under clause 3.2 by CHED Services and the Contractor a contract is formed, made up of:

(a)the SOW;

(b)the Attachments to the SOW;

(c)this Framework Agreement;

(d)the completed Schedules 3, 4, 5, 6, 7, 8, 9, 10, 12 and 13 (and in the case of a Support and Maintenance Contract, the completed Schedules 2, 3, 4, 5, 6, 7, 8, 9, 10, 12 and 13) of the Framework Agreement, except for any

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Schedules of the Framework Agreement that have been expressly excluded from the executed SOW;

(e)any document expressly incorporated as part of the SOW; (together the Contract).

3.2.6The Contractor is not entitled to charge CHED Services for the development of a draft SOW.

3.2.7Each party will be responsible for its own costs in relation to the development, negotiation and finalisation of a SOW.

3.2.8A Contract must include adequate detail regarding how CHED Services’ requirements will be met including proposed timelines and pricing.

3.2.9Subject to clause 18.2.l (a), any prices included in a Contract must be based on the rates and prices set out in the Schedule of Rates and Prices.

3.2.10If at any time prior to Final Acceptance, the Contractor enters into an agreement to provide Products or comparable Products to a third party for deployment in Australia on substantially equivalent terms and conditions, including (to the extent applicable) but not limited to comparable volume commitments, delivery, payment and warranty terms, and at lower rates and prices that those provided to CHED  Services under  the Framework  Agreement  or any Contract, the Contractor must so notify CHED Services in writing within 14 days from the date of the agreement with the third party and offer the lower rates and prices to CHED Services.    For a period of 30 days following receipt of such notice from the Contractor or from the time CHED Services becomes aware of the existence of such an agreement between the Contractor and the third party, CHED Services may elect in writing to accept such lower rates and prices, effective as of the date on which the Contractor first sold such Products or comparable Products at such lower rates and prices to the third party. CHED Services may recover the difference as a debt due under the Contract and may at its discretion:

(a)issue an invoice for any amount owed to it under this clause; or

(b)set off any amounts owed by the Contractor against ***, or any amount that CHED Services may owe the Contractor.

3.2.11The Contractor must not commence performance of, or charge CHED Services any amount for performing, any work unless the parties’ representatives have executed a SOW for the performance of that work or a variation to an existing Contract. CHED Services will have no liability to pay for any work or Deliverable that is not the subject of a SOW in accordance with this clause.

3.3.Hierarchy of documents

3.3.1In the event of any inconsistency between any of the terms in a Contract, the documents are to be accorded priority in interpretation in the following order:

(a)this Framework Agreement;

(b)the executed SOW and Attachment L- Special Conditions to the SOW;

(c)the other Attachments to the executed SOW;

(d)the Schedules to this Framework Agreement;

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(e)any document incorporated by express reference as part of the executed SOW; and

(f)any document incorporated by express reference as part of this Framework Agreement.

3.4.No Assurance or Exclusivity

3.4.1CHED Services does not make any representation or in any way bind itself to placing any specific Contracts, or any Contracts at all, during the Term of the Framework Agreement.

3.4.2The Contractor acknowledges that it is not an exclusive provider of the Deliverables or any part of the Deliverables to CHED Services or its Affiliated Companies. CHED Services may in its absolute discretion:

(a)perform, or retain third parties to perform or obtain, any services or products or part of the products or services not contracted under a Contract;

(b)cease using the Contractor to perform or provide any or all Deliverables in accordance with this Framework Agreement; and

(c)re-allocate to any third party the performance of any or all Deliverables which were the subject of a Contract with the Contractor where that Contract has been terminated for any reason.

4.GOVERNANCE

4.1.Overview

4.1.1The parties agree that the purpose of the governance arrangements is to provide the framework for a constructive, collaborative relationship between the parties for the duration of this Framework Agreement The parties agree that the management of the Framework Agreement and any Contracts will be conducted co-operatively through the governance arrangements under this clause and Schedule 5, including the conduct of reviews of the Contractor’s performance.

4.1.2The Contractor must supply CHED Services, in addition to any reports required under clause 8.8 and any Contract, with any documents in relation to the provision of Deliverables, which are reasonably required by CHED Services.

4.1.3The parties acting fairly and reasonably will agree in writing any recommendations arising from any review. If the Contractor considers that a recommendation arising from a review is a change to the Contract, the Contractor must submit, and CHED Services must consider, a Change Request in accordance with clause 22.

4.1.4The parties must comply with and implement the recommendations agreed by them.

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4.1.5At all times during the Term, and without limiting the Contractor’s obligations under clause 8, the Contractor must ensure that it provides Personnel to act as its representatives in the Governance Structure who have the capacity, willingness and commitment to work co-operatively and effectively and who have approp1iate qualifications, experience and delegated authority for the role required of the relevant representative.

4.1.6Without limiting clauses 4.1.1and 4.1.5 the Contractor acknowledges that CHED Services emphasises the capture of knowledge and operates by reference to the principles concerning continuous product and process improvement, and (where appropriate) sharing improvements with contractors and suppliers to CHED Services. As part of the entry into the Framework Agreement and any Contract, the Contractor must promptly disclose to CHED Services all improvements made or conceived by it or its Personnel in relation to the AMI System and to bring to CHED Services’ attention any recommendations or suggestions concerning any Deliverables that are or may form part of any Contract, provided that such disclosure will be on such terms that do not adversely affect the Contractor’s Intellectual Property Rights in such improvements and that, unless otherwise agreed in writing, will not amount to a Licence or a transfer of ownership with respect to the information so disclosed. The Contractor must, at its expense, participate in all reasonable reviews, change management activities and improvement processes requested as scheduled by CHED Services from time to time during the Term.

4.2.Governance Structure

4.2.1The Governance Structure is set out at Schedule 5. Governance Structure means:

(a)the SOW Management Committees; and

(b)the Project Management Committee.

4.3.SOW Management Committees

4.3.1The structure of each SOW Management Committee is set out at Schedule 5.

4.3.2Each SOW will have a SOW Management Committee which is responsible for the day to day operation and management of the relevant SOW.

4.3.3Each SOW Management Committee will comprise the SOW Manager from each party for that SOW and will be chaired by CHED Services’ SOW Manager.

4.3.4The chairperson of the SOW Management Committee may invite other persons to attend and contribute to meetings of the SOW Management Committee as appropriate.

4.3.5Each SOW Management Committee will hold meetings once every week or such other frequency as determined by CHED Services.

4.3.6Either party may call a meeting of the SOW Management Committee, by notice to the other party in accordance with clause 4.6.3.

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4.3.7The establishment of and participation in a SOW Management Committee does     not relieve either party of any of its obligations under this Framework Agreement    or any Contract.

4.4.Project Management Committee

4.4.1The structure of the Project Management Committee is set out in Schedule 5.

4.4.2The Project Management Committee will comprise the Responsible Officers, the Project Manager and all SOW Managers from each party and will be chaired by the CHED Services Responsible Officer. Meetings of the Project Management Committee will address day to day issues relating to the AMI Project as a whole, and interaction between Contracts and other related agreements as they arise. Other representatives the parties may be invited to sit on the Project Management Committee as necessary.

4.4.3The Contractor’s Project Manager must attend all Project Management Committee meetings. If the Contractor’s Project Manager is unable to attend a Project Management Committee meeting, the Contractor must notify CHED Services’ Representative no later than 1 Business Day before the scheduled Project Management Committee meeting and must ensure that a suitable representative with equivalent authority to represent the Contractor attends the Project Management Meeting.

4.4.4The Project Management Committee may establish planning committees formed from representatives of the parties to develop specifications or SOW for Deliverables.

4.4.5The Project Management Committee will be responsible for ensuring any recommendations of the Steering Committee are fully implemented.

4.4.6The chairperson of the Project Management Committee may invite other persons, including representatives of Other Providers to attend and contribute to meetings of the Project Management Committee and the Project Management Committee may consider and deal with issues relating to the interface, integration and scheduling issues relating to the Contracts and the contracts with Other Providers.

4.4.7The Project Management Committee will hold meetings once every month or such other frequency as determined by CHED Services.

4.4.8The establishment of and participation in a Project Management Committee does not relieve either party of any of its obligations under this Framework Agreement or any Contract.

4.5.Steering Committee

4.5.1CHED Services will establish a Steering Committee. The Steering Committee will comprise internal representatives of CHED Services including CHED

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Services’ Responsible Officer and executive members as decided by CHED Services.

4.5.2The Steering Committee will have a structure determined by CHED Services and an indicative structure is set out in Schedule 5.

4.5.3The establishment of and participation in the Steering Committee does not relieve either party of any of its obligations under this Framework Agreement or any Contract.

4.5.4The Steering Committee may:

(a)require the Contractor to supply an executive level employee to attend and contribute to Steering Committee meetings. Without limiting the Contractor’s obligations under clause 4.1.5, the executive level employee must be approved by CHED Services;

(b)enlist the assistance of consultants and other experts to assist it m resolving any matters considered by the Steering Committee; and

(c)invite other persons to attend and contribute to meetings of the Steering Committee as appropriate, including representatives of Other Providers.

4.5.5The parties must ensure that any person requested to attend a Steering Committee meeting promptly attends to any matters or directions arising from the Steering Committee meetings addressed to that person and which require that person’s attention or performance.

4.5.6The Contractor acknowledges that it will not be entitled to make any claims in respect of the costs of its Personnel’s attendance at any Steering Committee meeting or the costs of attending to the matters arising which require the Contractor’s or its Personnel’s attention.

4.6.Meeting Protocols

4.6.1CHED Services will provide the Contractor with a meeting protocol for the Project Management Committee and SOW Management Committees and the Contractor must comply with the meeting protocol and ensure its Personnel comply with that protocol.

4.6.2This meeting protocol will set out:

(a)the preparations required for meetings;

(b)the conduct of meetings;

(c)the taking of minutes;

(d)the recording of action items; and

(e)the follow-up and management of action items.

4.6.3CHED Services must provide at least 2 Business Days notice of a Steering Committee meeting and 2 Business Days notice of a Project Management Committee meeting or SOW Management Committee meeting.

4.6.4CHED Services will be responsible for the taking and publishing of minutes from all Project Management Committee and SOW Management Committees meetings.

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4.7.Acknowledgement

4.7.1The Contractor acknowledges that CHED Services’ representatives (including CHED Services’ Responsible Officer), when attending or performing any role or function on the SOW Management Committees or the Project Management Committee do not have the power or authority to:

(a)legally bind CHED Services by express words, conduct or otherwise; or

(b)waive the legal rights of CHED Services by express, words, conduct or otherwise.

4.8.User Group

4.8.1The Contractor must host, and must invite CHED Services to, at least annually a user’s group for the Software at which users of the Software, including CHED Services, have regular opportunities to meet with Contractor and other users of the Software to discuss the Software and provide recommendations to the Contractor regarding:

(a)Product features and development priorities;

(b)Software development and priorities, functionality and overall direction of the Software; and

(c)Product phase-out and obsolescence.

5.ADMINISTRATION

5.1.Responsible Officers

5.1.1Each party has appointed a Responsible Officer, listed in the Annexure, who will represent it in the administration of this Framework Agreement and any Contracts, and must ensure that during the Term, it always has a person appointed as its Responsible Officer.

5.1.2The Contractor must comply with all reasonable directions of CHED Services’ Responsible Officer made within the scope of the administration of the Framework Agreement and any Contract. If a direction is given orally, CHED Services’ Responsible Officer will confirm the direction in writing within 14 days.

5.1.3If the Contractor considers that a direction by CHED Services’ Responsible Officer constitutes a change to the Framework Agreement or any Contract, it must notify the Responsible Officer in writing within 5 days from receiving the direction, providing supporting information and thereafter the Contractor must comply with clauses 11 and 22. The Contractor acknowledges that it is not entitled to claim any additional cost or expense, any adjustment to the Supply Sum, or to claim an extension of time or to make a claim otherwise at law if it has failed to strictly comply with the requirements in this clause 5.1.3.

5.1.4Without limiting clause 8.3, if CHED Services (acting reasonably) considers that the Contractor’s Responsible Officer is incompetent or negligent or behaving

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improperly, CHED Services may notify the Contractor and the Contractor must arrange for a replacement as soon as possible.

5.1.5If either party needs to change its Responsible Officer, that party must notify the other, and give the name of the replacement.

5.1.6The parties agree that each party’s Responsible Officer has the power to legally bind the pa1ty by notice in writing to the other party in the course of performing its role in accordance with the Framework Agreement and any Contracts. For avoidance of doubt, CHED Services’ Responsible Officer can only bind CHED Services in relation to a change to rights and obligations under the Framework Agreement or any Contract, in accordance with clause 22.

5.1.7Unless authorised by the Contract or by a direction given under clause 5.1.2, any work performed or cost incurred by the Contractor in response to a communication from CHED Services’ Responsible Officer is at the Contractor’s sole risk.

5.2.Giving Notices

5.2.1A notice, consent, approval or other communication (each a “Notice”) under this Framework Agreement and any Contracts by one party to the other party must be:

(a)in writing;

(b)signed by or on behalf of the Responsible Officer of the party giving the Notice;

(c)in the case of a Notice to CHED Services, addressed to the Company Secretary specified as the addressee for Notices in the Annexure and any person specified as the addressee for Notices under a Contract, and in the case of the Contractor, addressed to the Contractor’s Responsible Officer specified as the addressee for Notices in the Annexure and any person specified as the addressee for Notices under a Contract;

(d)provided in the following ways:

(i)in the case of a Notice to CHED Services, delivered or posted by registered post to CHED Services’ address for Notices specified in the Annexure or any other address notified by CHED Services pursuant to clause 5.2.l(e); or

(ii)in the case of a Notice to the Contractor, delivered or posted by registered post to its address for Notices as specified in the Annexure or any other address notified by the Contractor pursuant to clause 5.2.l(e); and

(iii)faxed to that party at the fax number specified as the facsimile number for Notices in the Annexure or any other facsimile number that may be notified by one party to the other pursuant to clause 5.2.l(e).

(e)A party may change its address or facsimile number for Notices by giving written notice to the other party.

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5.2.2The Contractor must ensure that the Contractor’s address for Notices specified in the Annexure or any other address notified by the Contractor pursuant to clause 5.2.l(e) is a location in Australia.

5.2.3The Contractor irrevocably appoints the Contractor’s solicitor, ***, as its agent upon which process may be served in any legal action or proceedings which may be instituted in any court in Australia arising out of or relating to the Framework Agreement or any Contract against it by CHED Services or any Affiliated Company. Service of process upon such agent is deemed in every respect effective service of process upon the Contractor in any such legal action or proceeding.

5.3.Receipt of Notices

5.3.1A Notice given to a party in accordance with clause 5.2 is treated as having been received:

(a)if delivered to the party’s address before 5.00 pm on a Business Day, on the day of delivery, otherwise on the next Business Day;

(b)if sent by mail, on the third Business Day after posting; or

(c)if transmitted by facsimile to a party and a correct and complete transmission report is received by the sending party no later than 4.00 pm on a Business Day, at the time that transmission report is received but otherwise on the next Business Day.

6.SCHEDULE OF RATES AND PRICES

6.1.Warranties on Price

6.1.1The Contractor warrants that the Supply Sum for each Contract will be calculated using only the rates and prices set out at Schedule 3.

6.1.2The Contractor warrants that any change to the Supply Sum for a Contract resulting from any change will be calculated using only the rates and prices set out at Schedule 3.

6.2.*** for a Support and Maintenance Contract

6.2.1On ***, the *** referred to in a Support as Maintenance Contract will be *** in accordance with *** in Schedule 2.

6.2.2The Contractor must submit any proposed change to the *** referred to in a Support as Maintenance Contract in accordance with Schedule 2 no later than *** after the *** for the period to which the *** relate and in accordance with clause 22. If the proposed change:

(a)is determined by CHED Services as being in accordance with the Framework Agreement, CHED Services must agree the change in accordance with clause 22 and issue an amendment to the Support and Maintenance Contract pursuant to clause 22 to *** referred to in a Support and Maintenance Contract; or

(b)is determined by CHED Services as not being in accordance with the Framework Agreement, CHED Services must make any adjustments to the

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change proposed by the Contractor as CHED Services thinks necessarily and may issue an amendment to the Support and Maintenance Contract pursuant to clause 22 to *** referred to in a Support and Maintenance Contract. CHED Services may decide not to make any adjustments and, in that case, there will be no amendment to the Support and Maintenance Contract.

6.2.3If CHED Services issues an amendment under clause 6.2.2(a) or 6.2.2(b), the *** will apply to the Support and Maintenance Contract from the relevant ***.

6.3.Rates and prices for new Deliverables

6.3.1If the Schedule of Rates and Prices does not include a rate for a category of Services required to provide a Deliverable under a Contract (new category of Services), the Contractor may submit in writing its proposed rate as an addition to the Schedule of Rates and Prices in accordance with clause 22 to include the omitted rate for the new category of Services. CHED Services must consider the proposed inclusion and notify the Contractor of its decision within the timeframe specified in clause 22.

6.3.2If CHED Services does not accept the proposed change to the Schedule of Rates and Prices, the parties will endeavor to negotiate in good faith to agree upon the rate that the Contractor must use for the new category of Services. If the parties are not able to agree upon the rate, then the new category of Services will not be provided.

6.3.3If the Schedule of Rates and Prices does not include a price for a Product forming part of a Deliverable to be provided under a Contract (new Product), the Contractor may submit in writing its proposed price for the new Product as an addition to the Schedule of Rates and Prices in accordance with clause 22 to include the omitted price for the new Product. CHED Services must consider the proposed inclusion and notify the Contractor of its decision within the timeframe specified in clause 22.

6.3.4If CHED Services does not accept the proposed change to the Schedule of Rates and Prices, the parties will endeavor to negotiate in good faith to agree upon the price that the Contractor must use for the new Product. If the parties are not able to agree upon the rate, then the new category of Services will not be provided.

7.SECURITY FOR PERFORMANCE

7.1.***

7.1.1The Contractor must provide to CHED Services security for the performance of its obligations:

(a)in respect of the Framework Agreement and any Contract (other than a Support and Maintenance Contract), ***;

(b)in respect of the Framework Agreement and any Support and Maintenance Contract, ***.

7.1.2The Contractor must provide to CHED Services:

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(a)the original of the required ***, on the date of execution of the first SOW under this Framework Agreement;

(b)the original of the required ***, on the date of execution of the Support and Maintenance SOW.

7.1.3If, in CHED Services’ opinion, the Contractor is in breach of the Framework Agreement or any Contract, then without prejudice to any other rights that CHED Services may have in respect of that non-compliance, CHED Services is entitled to ***, as follows:

(a)if the breach is one for which this Framework Agreement or the relevant Contract specifies a period during which the Contractor will be given an opportunity to remedy the breach, CHED Services must first provide the Contractor with notice of the breach in accordance with the Contract, after which time CHED Services may *** following the expiration of the specified remedy period, unless the Contractor remedies the breach as required under the Framework Agreement or the relevant Contract within such remedy period; and

(b)if the breach is one for which this Framework Agreement or the relevant Contract does not specify a period during which the Contractor will be given an opportunity to remedy the breach, then CHED Services may *** upon 14 days notice, unless the Contractor remedies the breach as required under the Framework Agreement or the relevant Contract within such period, provided, however, that the foregoing periods will not operate to delay or limit CHED Services’ *** or any other rights CHED Services may have under the Framework Agreement, any Contract or otherwise at law, if CHED Services also has a right to terminate the Framework Agreement or any Contract due to the Contractor’s breach, and, in fact, so terminates the Framework Agreement or any Contract.

7.1.4CHED Services is not required to ***.

7.1.5Any *** in accordance with the Framework Agreement must be for no less than 12 months duration.

7.1.6No later than 30 days prior to the expiration of *** provided under this Framework Agreement, the Contractor must provide a replacement ***.

7.1.7Where the Contractor fails to provide such replacement ***, CHED Services may *** then held.

7.1.8Where CHED Services *** under this clause, CHED Services may permit the Contractor to provide a replacement *** and if so, CHED Services shall ***.

7.1.9Subject to clause 7.1.3, a security provided to CHED Services pursuant to this clause 7.1 will be released by CHED Services in the proportion(s) and at the times specified in the Annexure.

7.1.10Subject to any scheduled release of a security in accordance with the Framework Agreement, ***, the Contractor must, within *** so that the amount of the security is always equal to the applicable amount for that security specified in Item 3 of the Annexure.

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8.CONTRACTOR OBLIGATIONS

8.1.Provision of Deliverables

8.1.1The Contractor must provide Deliverables in accordance with any Contract, and fulfil all other obligations as specified in that Contract.

8.2.Contractor’s Conduct

8.2.1The Contractor must ensure that it and its Personnel avoid any action or conduct, which may reflect adversely upon or prejudice CHED Services’ or any Affiliated Company’s interests.

8.2.2The Contractor must not, without the prior written consent (which may be subject to conditions):

(a)make any public announcement or initiate, or respond to, any communication from any media representatives in relation to any matter relating to a Contract, CHED Services or any Affiliated Companies;

(b)use any logo, emblem or insignia or other marking of CHED Services or of any of its Affiliated Companies in any of its publications or its web site;

(c)use CHED Services or any of its Affiliated Companies as a reference site.

8.3.Contractor’s Personnel

8.3.1The Contractor must provide Personnel acceptable to CHED Services.

8.3.2The parties acknowledge that the list of Personnel in Attachment J of each SOW that is executed on or about the date of this Framework Agreement, are acceptable to CHED Services for the provision of the Deliverables, subject always to CHED Services’ rights under this clause 8.3.

8.3.3For any proposed Personnel that are intended to provide the Deliverables for any other SOW, the Contractor must provide to CHED Services for its approval the proposed Personnel that are intended to provide the Deliverables and the positions they will occupy. This information must be provided no later than *** weeks before any of those Personnel commence working on or providing Deliverables. CHED Services’ Responsible Officer may, no later than 14 days after the receipt of this information, request that one or more intended Personnel not be involved in the provision of the Deliverables.

8.3.4The Contractor must ensure the Personnel specified in a SOW will be available to provide the Deliverables.

8.3.5If it is necessary to replace any of the Personnel listed in Attachment J of the relevant SOW or to engage other Personnel to provide the Deliverables, the Contractor must provide to CHED Services for its approval (which will not be unreasonably withheld but which may take into account the proposed Personnel’s qualifications, skills, expertise and experience) the proposed Personnel that are intended to provide the Deliverables and the positions they will occupy. This information must be provided no later than *** weeks before any of those Personnel commence working on or providing Deliverables. CHED Services’

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Responsible Officer may, no later than 14 days after the receipt of this information, request that one or more intended Personnel not be involved in the provision of the Deliverables by reason of CHED Services’ prior knowledge of the Personnel’s conduct, behavior or performance. The Contractor must comply with any such request and replace those Personnel requested by the CHED Services’ Responsible Officer without delay or expense to CHED Services.

8.3.6Notwithstanding CHED Services’ approval of any Personnel in accordance with clauses 8.3.2 or 8.3.3:

(a)the Contractor is responsible for the good conduct, behavior and performance of all its Personnel;

(b)CHED Services’ Responsible Officer may request the Contractor to replace any Personnel if CHED Services’ Responsible Officer (acting reasonably) concludes that the Personnel’s conduct, behavior or performance is unsatisfactory, or that the Personnel are not appropriately qualified, experienced or skilled, including where CHED Services concludes that the Personnel are inappropriate to undertake the obligations required of them under the Contract for reasons relating to occupational health and safety, security, equity and diversity, equal opportunity for women in the workplace, CHED Services policies specified in Schedule 4, or the relationship between CHED Services and the Contractor; and

(c)the Contractor must comply with any such request without delay or expense to CHED Services and may for such period as permitted by CHED Services acting reasonably replace such Personnel on a temporary basis with Personnel not approved by CHED Services. The Contractor must replace any Personnel requested to be replaced with Personnel acceptable to CHED Services.

(d)For avoidance of doubt, any such request by CHED Services will not be considered to be a Qualifying Cause of Delay and will not entitle the Contractor to claim any additional cost or expense, any adjustment to the Supply Sum, or to claim an extension of time or to make a claim otherwise at law.

8.3.7The Contractor must ensure that it has in place human resources and equal employment opportunity policies and must ensure that these policies are reasonable and designed to minimise the risk of human resources issues and disruption to the availability of Personnel.

8.4.Subcontractors

8.4.1The Contractor must not subcontract the whole of the work under a Contract.

8.4.2The Contractor may only subcontract any part of the work under a Contract to an Approved Subcontractor. The Contractor must notify CHED Services within 14 days of entering into a Subcontract for any part of the work under the Contract.

8.4.3After the awarding of a Contract, the Contractor may request the inclusion of additional Approved Subcontractors in the Contract or the replacement of existing Approved Subcontractors by submitting a Change Request in accordance with clause 22 which must include full particulars of the work to be subcontracted, the

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name and address of each proposed Subcontractor and any other information about the Subcontractor reasonably requested by CHED Services.

8.4.4CHED Services must consider the Change Request submitted under clause 8.4.3 in accordance with clause 22. CHED Services must notify the Contractor of its determination under clause 22.2.5 within 30 days from receipt of the Change Request. CHED Services must not unreasonably withhold its acceptance of the Change Request.

8.4.5For avoidance of doubt, if CHED Services does not notify the Contractor of its determination within the time specified in clause 8.4.4 and the Contractor considers that CHED Services’ failure to notify materially affects the ability of the Contractor to meet a Milestone Date or Date for Delivery set out in the relevant Contract, the Contractor may submit, and CHED Services must consider a claim for an extension of time under clause 11.2.

8.4.6The Contractor must fully inform all Subcontractors of all its relevant obligations under the Contract.

8.4.7If a Subcontract is terminated, repudiated or rescinded, whether in relation to its terms or as a result of any legislation relating to bankruptcy, liquidation or official management, the Contractor must promptly notify CHED Services and must complete the obligations under the Contract either itself or by engaging another Subcontractor acceptable to Services on the terms set out in this clause 8.4.

8.4.8The Contractor will be responsible for and must use its best endeavors to ascertain and satisfy itself with respect to the financial performance and all other capabilities of each proposed Subcontractor.

8.4.9CHED Services’ approval of any Subcontractors or consent to subcontract will not relieve the Contractor from any liability or obligation under the Contract. Except where the Contract expressly provides otherwise, the Contractor will be liable to CHED Services for the acts and omissions of Subcontractors and their Personnel as if they were acts or omissions of the Contractor.

8.4.10The Contractor must use its best endeavors to procure, as soon as reasonably practicable, that each of its Subcontractors enters into an agreement with CHED Services which is substantially in the form of Attachment B to Schedule 6.

8.4.11CHED Services may only give notice to the Subcontractor under a deed poll obtained pursuant to clause 8.4.10 in the following circumstances:

(a)the Contractor fails to meet Regional Acceptance of any Region by the Milestone Date or Date for Delivery to the extent that failure arises out of an act, default or omission of the Contractor or its Personnel;

(b)the Contractor fails to comply with any material requirement in the Framework Agreement or any Contract and fails to remedy that breach within 14 days, or such other longer period as CHED Services may at its discretion allow, after receiving a written notice from CHED Services to remedy the breach;

(c)the Contractor is or will be unable to pay debts as they fall due;

(d)the Contractor tries to enter into a composition or arrangement with creditors;

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(e)the Contractor makes a general assignment for the benefit of its creditors;

(f)the Contractor has an administrator appointed or a receiver is appointed for the Contractor or its property;

(g)the Contractor ceases its business or goes into liquidation or is wound up otherwise than for the purpose of reconstruction, or a meeting is called for the purpose of considering the appointment of a liquidator;

(h)an execution is levied against the Contractor in any amount in excess of ***;

(i)the Contractor is issued with a statutory demand in excess of *** from any person and the Contractor fails to satisfy the statutory demand within the time period specified in the statutory demand; or

(j)the Contractor files or any other person files against the Contractor under the US Bankruptcy Code for reorganization or liquidation or any other law for debtors’ relief, or takes any steps to seek a moratorium on collection of any debts or appoint any trustee over any assets or any other step under Chapter 7 or Chapter 11 of the US Bankruptcy Code.

8.5.Co-operation with Other Providers

8.5.1The Contractor acknowledges that CHED Services has, or its Affiliated Companies have, engaged or will engage Other Providers in relation to the AMI Project.

8.5.2Before commencing any work under any Contract, the Contractor must execute a Deed of Co-operation and Fault Co-ordination substantially in the form of Attachment C to Schedule 6 with the Other Providers nominated by CHED Services and must comply with all its obligations in the executed Deed of Co operation and Fault Co-ordination for the purposes of ensuring the timely progress and performance of all Contracts and the satisfactory delivery and operation of the AMI System.

8.5.3Subject to clause 11.2.10, the Contractor acknowledges that CHED Services will have no liability to the Contractor for any act or omission, default or breach of contract or other unlawful conduct by any Other Providers and parties to the Deed of Co-operation and Fault Co-ordination.

8.5.4CHED Services acknowledges that the Contractor is not liable to CHED Services for the performance of Other Providers except to the extent *** or any Contract or is adversely affected by negligence of, unlawful conduct of or breach of other agreements by the Contractor or its Personnel.

8.5.5The Contractor must also co-operate CHED Services’ other contractors or consultants that may be associated directly or otherwise with a Contract, for the purposes of ensuring the timely progress and performance of the Contract, as directed CHED Services.

8.6.Compliance

8.6.1In carrying out its obligations under the Framework Agreement or any Contract, the Contractor must comply with:

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(a)all applicable laws and Legislative Requirements;

(b)Industry Best Practice;

(c)all government policy and the CHED Services’ policies specified in Schedule 4 or otherwise notified or provided to it (or to which access, including by electronic means, may be provided) during the Term of the Framework Agreement.

(d)all reasonable directions by persons authorized under CHED Services policies, in addition to complying with all reasonable directions of CHED Services’ Responsible Officer.

8.6.2If a law, Legislative Requirement, standard, publication or policy changes from that which was in effect at the date of the Contract and the Contractor incurs extra costs as a consequence of its compliance with that change, the Contractor is entitled to submit a claim to CHED Services in writing, in respect of costs reasonably and necessarily incurred (including a reasonable amount for profit but not overheads) in a Change Request in accordance with clause 22.

8.6.3CHED Services will assess the Change Request in accordance with clause 22 and may *** by reason of the change in law, Legislative Requirement, publication, standard or policy.

8.7.Contractor’sresponsibility for environmental protection

8.7.1The Contractor is responsible for the protection of the environment (including the protection of air, water and soil) and the provision of all materials, equipment and measures necessary to protect the environment as part of the Contractor’s performance of any Contract.

8.7.2The Contractor must:

(a)comply with all relevant environment controls, laws and Legislative Requirements and any environmental policies or strategies prepared by, or on behalf of CHED Services;

(b)provide access to CHED Services and its Personnel, consultants or contractors, at reasonable times and upon reasonable notice, to inspect the Site and monitor the environmental performance of the Site;

(c)upon becoming aware, immediately:

(i)notify CHED Services of any environmental hazard or breach of anyenvironmental law or Legislative Requirements or environmental policy arising in connection with the Site; and

(ii)remedy the hazard or breach or meet the requirement to the satisfaction of the Relevant Authority.

8.8.Provision of reports

8.8.1The Contractor must provide CHED Services with monthly reports on its performance under a Contract and the performance of any Deliverables under the Contract, in the manner and format specified by CHED Services. The Contractor must provide CHED Services with audited annual reports on its financial

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performance for the previous financial year, including copies of its annual statement of financial position and statement of financial performance with the appropriate accompanying notes within 4 months from the end of each financial year.

8.9.Provision of information

8.9.1In addition to the Contractor’s obligations under clause 8.8, from time to time, CHED Services (acting reasonably) may require the Contractor to provide it with any information concerning the Contractor’s performance under any Contract that is within the Contractor’s knowledge, power or control, or knowledge, power or control of the Contractor’s Personnel including, for avoidance of doubt, information relevant for the purposes of clauses 6.3.2 or 6.3.4. The Contractor must provide the information within 7 days of CHED Services’ request.

8.10.Notice of final production run

8.10.1The Contractor must, for the period of *** years commencing immediately after Final Acceptance, provide facilities for the supply of sufficient quantities of Products or goods that that are the subject of this Framework Agreement and support equipment to maintain the Deliverables in effective operation. CHED Services must accept new or updated versions of the Products or goods, if they are compatible with previously installed. Products or goods, and operate with such previously installed Products or goods as components of the AMI System, without any reduction to or any adverse effect or any other limitation on, the functionality and performance of the Products or goods and the AMI System.

8.10.2If, during the period set out in clause 8.10.1, the Contractor becomes aware that its ability to provide products or goods that are the subject of this Framework Agreement or support equipment may be adversely affected by anything, it must give CHED Services at least *** months prior notice in writing of the occurrence of that thing. If there will be a final production run of spare parts or support equipment, the Contractor must nominate in the notice the date by which CHED Services may place final orders under a SOW.

8.10.3CHED Services will not be bound to order any, or any particular quantity of, spare parts or support equipment from the Contractor.

8.11.Industrial Relations

8.11.1Without limiting the generality of clause 8.6, the Contractor will be responsible for, and bear all risks of delay from, all employment and industrial disputes, issues and matters affecting the progress of the Deliverables under a Contract (whether caused or contributed to by the Contractor or its Personnel or otherwise) (Industrial Relations Issues).

8.11.2The Contractor acknowledges that the Supply Sum includes an allowance to fully compensate the Contractor for all risks, costs, expenses, damages, loss or similar liabilities associated with all Industrial Relations Issues (including any relating to safety) including:

(a)changes to work practices, including any reduction in working hours per week, for any reason;

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(b)any change to or renegotiation of any allowance or entitlement contained in contracts of employment, industrial awards (both State and Federal), State and Federal certified agreements (both registered and unregistered), Australian Workplace Agreements or any other registered or unregistered industrial agreement;

(c)increases in labor costs, employment related insurance premiums, superannuation, bonuses, site allowances, project specific site agreements, disability allowances, travel allowances and other like allowances;

(d)increases in wages, allowances, penalties, entitlements, payments, bonuses and other like items contained in contracts of employment (both express and implied) industrial awards (both State and Federal), State and Federal certified agreements (both registered and unregistered) or any other registered or unregistered industrial agreement binding on the Contractor;

(e)changes to any allowances, entitlements, penalties and bonuses which may be payable or become payable in respect of work under a Contract;

(f)demarcation disputes, and any industrial action, stoppage or disputation, whether site specific or statewide; and

(g)any claims, demands or proceedings in any court, tribunal or commission.

8.11.3The Contractor must ensure that:

(a)Industrial Relations Issues are managed by an appropriately qualified person;

(b)all relevant awards and workplace arrangements which have been certified, registered or otherwise approved are complied with;

(c)it manages all Industrial Relations Issues in such a way so as to ensure that a good industrial climate is maintained; and

(d)all Subcontractors co-operate and assist in maintaining a good industrial climate.

8.11.4The Contractor must promptly inform CHED Services of any Industrial Relations Issues, along with the actions proposed to address them.

8.11.5The Contractor must consult with CHED Services and comply with any reasonable request which CHED Services or an Affiliated Company makes for the purpose of assisting CHED Services or the Affiliated Companies to comply with any obligations in relation to Industrial Relations Issues.

8.11.6The Contractor must ensure that it has reasonable employee relations policies designed to ensure sound employee relations with its workforce and to minimise the risk of Industrial Relations Issues and disruption.

8.12.Hours of Services

8.12.1The Contractor must complete the Services during the hours agreed to by CHED Services.

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8.12.2The Contractor must keep adequate records of the hours worked and tasks performed to enable the Contractor to verify the amount of work at CHED Services’ request.

8.12.3If any part of any amount payable is being calculated on a time-spent basis, then the Contractor must keep and, when requested by CHED Services, give CHED Services a written record in a form approved by CHED Services’ Responsible Officer, showing operational details for each day including the following:

(a)hours of work; and

(b)a breakdown of time charged for that day.

8.12.4If required by any Relevant Authority, the Contractor must restrict the hours in which it provides the Services to those hours which are necessary to comply with the requirements of such Relevant Authority.

8.13.Provision of Plant and Equipment by Contractor

8.13.1Except for any Tools supplied by CHED Services pursuant to clause 8.15, the Contractor must provide all Plant and Equipment.

8.13.2All Plant and Equipment must be safe, in good working order, appropriately maintained and carry instructions for use and a certification as to safety. The Contractor must further meet all of CHED Services’ requirements under any policies for plant, equipment or tools and any material data sheet or technical standards presented CHED Services in relation to such items (whether specifically or generally).

8.13.3If CHED Services’ Responsible Officer considers any Plant and Equipment to be unsafe, the Contractor must immediately remove it from the Site, if safe to do so. The Contractor’s use of unsafe Plant and Equipment will result in suspension of the work under the Contract until CHED Services’ Responsible Officer is satisfied the Plant and Equipment is safe. Any suspension is at the Contractor’s risk and expense.

8.14.Storage of Contractor Equipment

8.14.1The Contractor may, with CHED Services’ prior written consent, store Plant and Equipment at the Sites. The Contractor must arrange for the transportation of the Plant and Equipment to and from those relevant Sites.

8.14.2The Contractor is liable for the care of its Plant and Equipment at all times, and must repair or replace at its own expense any of its Plant or Equipment.

8.14.3The Contractor must arrange with CHED Services’ Responsible Officer to collect the Plant and Equipment stored at any Site when it is no longer required for the Contractor to perform its obligations under a Contract. Times for collection are to be agreed between the parties.

8.15.Supply of Tools by CHED Services

8.15.1CHED Services will supply the Tools listed in the Project Plan at the times and locations set out in the Project Plan or any other mutually agreed location and time. The Contractor must only use the Tools for purposes related to the

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performance of the Contractor’s obligations under the relevant Contract and must arrange for the transportation of the Tools to and from Sites.

8.15.2From the time the Contractor takes delivery of the Tools referred to in clause 8.15.1, the Contractor assumes all risk for them and is responsible for ensuring they are safeguarded against loss or damage, and for all costs resulting from their loss or damage (other than damage which would not have been apparent at the time the Contractor took possession and which cannot be shown to have occurred after the Contractor took possession).

8.15.3The Contractor must return the Tools at the times listed in the Project Plan, or if no times are listed in the Project Plant, at Final Acceptance. Risk of loss of or damage to the Tools will revert to CHED Services upon return of the Tools in accordance with this clause.

8.15.4If required by CHED Services, the Contractor must insure the Tools for their full replaceable value and must have CHED Services’ interest noted on the insurance policy.

8.16.Installation Deliverables

8.16.1If the Project Plan for the Contract includes a requirement for the Contractor to provide installation services for Deliverables, the Contractor must:

(a)install the Deliverables at the Sites in accordance with the Project Plan and the terms of the Contract; and

(b)confirm to CHED Services when installation has been completed, provide CHED Services with a reasonable  demonstration  that the Deliverables are  operating  properly and in accordance with its specifications prior to submitting them to CHED Services for Testing in accordance with clause 10.1.1.

8.17.Updates and New Releases

8.17.1The parties agree that the Supply Sum in a Support and Maintenance Contract includes the costs of Updates to and New Releases of Software that form part of the Deliverables, which Updates and New Releases must be made available by the Contractor to CHED Services. To the extent that CHED Services requires the Contractor to:

(a)undertake installation of a New Release or Update; or

(b)modify any Developed Materials due to its acceptance of a New Release or Update,

(c)CHED Services’ Responsible Officer may deliver a written request for Deliverables to the Contractor under clause 3.2.1.

8.17.2CHED Services is not obliged to accept an Update or New Release offered by the Contractor under clause 8.17.1 if the Release of the Software used in the Deliverables was acquired or accepted by CHED Services less than *** years before the date of the Update or New Release offered by the Contractor.

8.17.3Subject to clause 8.17.2, if CHED Services rejects the Update or New Release offered by the Contractor, the Contractor must at no additional cost:

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(a)ensure that all the Deliverables previously Accepted by CHED Services operate effectively without the Update or New Release; and

(b)continue to support and maintain the Deliverables, including the Release of the Software used in the Deliverables at no additional cost and in accordancewith its obligations under an existing Support and Maintenance Contract until the expiry or termination of the Support and Maintenance Contract.

8.17.4Subject to clause 8.17.2, if the Release of the Software used in the Deliverables was acquired or accepted by CHED Services more than *** years before the date of the Update or New Release offered by the Contractor and CHED Services rejects the Update or New Release, the parties must negotiate in good faith to agree upon the additional cost to CHED Services for the Contractor to perform the services set out in clause 8.17.3.

8.17.5If CHED Services accepts an Update or New Release, the Contractor must at no additional cost other than as specified in any Support and Maintenance Contract:

(a)make all necessary modifications to Deliverables not yet Accepted so that they operate effectively with the Update or New Release accepted by CHED Services;

(b)submit the Deliverables incorporating the Update or New Release accepted by CHED Services for any Testing reasonably required by CHED Services;

(c)ensure that the Update or New Release is compatible with the Release of Software being used by CHED Services so that all Deliverables previously Accepted by CHED Services, are able to operate the AMI System effectively with the Update or New Release;

(d)support and maintain:

(i)the Release of the Software incorporated in Deliverables that have been already been Accepted by CHED Services; and

(ii)the Update or New Release,

in accordance with its obligations under an existing Support and Maintenance Contract until the expiry or termination of the Support and Maintenance Contract.

8.17.6If at any time during the Term of the Framework Agreement, CHED Services notifies the Contractor that it intends to install any future Update or New Release, the Contractor must provide adequate training to the persons nominated by CHED Services to undertake the installation of such Updates or New Releases and to provide copies of the Software and all documentation (such as manuals and procedures) required to install these Updates or New Releases successfully. Any installation of any Updates or New Releases by CHED Services does not limit the Contractor’s obligations under clause 8.17.5.

8.18.No solicitation

8.18.1During the Term of the Framework Agreement and the term of any Contract:

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(a)the Contractor must not, and must ensure that its Personnel do not, induce or attempt to induce an employee of CHED Services or an Affiliated Company to leave the employment of CHED Services or the Affiliated Company;

(b)CHED Services must not, and must ensure that its Personnel do not, induce or attempt to induce an employee of the Contractor to leave the employment of the Contractor.

8.19.Quality System

8.19.1The Contractor must submit its quality management system for Certification, and must ensure that ***  (Quality Management System) no later than *** after the Commencement Date and must *** to obtain and to ensure that *** no later than *** after the Commencement Date. For the purposes of this clause a reference to a ‘Subcontractor’ is a reference to any Subcontractor who is performing work in connection with a Contract and the total value of all work with the Subcontractor is expected to exceed 20% of the Supply Sum payable to the Contractor under the relevant Contract.

8.19.2Upon achieving Certification, the Contractor must promptly notify CHED Services and must maintain and apply, and must ensure each Subcontractor maintains and applies, the Quality Management System to the production, including design and development, as applicable, of the Deliverables under any Contract and must notify the CHED Services of any changes to the Certification status of the Contractor.

8.19.3The Contractor must permit CHED Services to perform quality audit and surveillance or other investigation activities in relation to the Contract

8.19.4The Contractor must ensure that all Subcontractors permit CHED Services to perform quality audit and surveillance or other investigation activities in relation to the Contract.

8.19.5The Contractor must ensure that the performance of the obligations under a Subcontract meets the requirements of the Quality Management System to be applied by the Contractor under clause 8.19.1.

8.19.6For the purposes of this clause 8.19, “Certification” means certification by an organization ***, or equivalent ***.

8.19.7The Contractor must maintain, and must ensure each Subcontractor maintains, records pertaining to the planning and verification of the quality of the Deliverables under any Contract for a minimum period of *** years after Final Acceptance.

8.19.8The Contractor must manage the quality program for all Deliverables accordance with the Quality Plan.

8.19.9If at any time CHED Services determines in relation to the production of the Deliverables that:

(a)any quality system being applied no longer conforms to the Certified Quality Management System;

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(b)any quality procedures and processes do not conform to the Quality Plan; or

(c)the Products produced do not conform to the Functional Requirements and Specifications,

then CHED Services may notify the Contractor in writing of the details of the non-conformance and require the Contractor to correct the non-conformance within the period specified in the notice.

8.19.10The Contractor must take whatever action is necessary to correct, or ensure a Subcontractor corrects, a quality system, procedure, process or Product nonconformance within the period specified in the notice issued under clause 8.19.8 or within any period agreed in writing by CHED Services and must notify CHED Services immediately upon taking corrective action. The Contractor must permit, and must ensure each Subcontractor permits, CHED Services to perform an audit or other investigation to verify that the non-conformance has been corrected.

8.19.11CHED Services may direct the Contractor, in a notice issued under clause 8.19.7, to cease activities in relation to any specified aspect of a Contract which CHED Services determines may be affected by the non-conformance of a quality system, procedure, process or Product to the standard specified in clause 8.19.9. The Contractor must comply with any such direction, and must not recommence such activities until directed to do so by notice in writing from CHED Services. The Contractor acknowledges that it is not entitled to claim any additional cost or expense, any adjustment to the Supply Sum, or to claim an extension of time or to make a claim otherwise at law for any delay or disruption caused by a direction issued under this clause.

8.20.Australian industry

8.20.1The parties acknowledge that, in relation to the AMI Project, it is CHED Services’ policy to support local Australian industry and the Contractor agrees to give proper consideration to, and where practical, give preference to, Australian suppliers, manufacturers and contractors where the price, quality, delivery and service offered by such Australian suppliers, manufacturers and contractors is equal to or better than that obtainable elsewhere.

8.20.2The Contractor must in creating and supplying the Deliverables and any Products or Services, identify any Products or goods that when imported into Australia may attract a customs duty exemption or concession and promptly advise CHED Services about such Products or goods.

8.21.Notification of selected Meter providers

8.21.1CHED Services must, within 7 days from the date that CHED Services or an Affiliated Company has signed a contract with a Meter provider for the provision of Meters, notify the Contractor in writing. The Contractor must, at no additional cost to CHED Services and within 14 days from the date of the notice, submit a Change Request in accordance with clause 22 to reflect the names of the Meter Providers in the Framework Agreement and any affected Contract and, if approved in accordance with clause 22, CHED Services’ Responsible Officer

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must issue an amendment to the Framework Agreement and any affected Contracts.

9.APPROVAL OF DOCUMENTS AND PLANS

9.1.Approval Process

9.1.1The Contractor must produce, update and deliver all plans and all documentation specified in a Contract as a Deliverable in accordance with the Contract, including, for avoidance of doubt, the Project Plan and the Project Schedule.

9.1.2CHED Services will Approve or not Approve each plan or document in accordance with the Contract and will notify the Contractor in writing within the period specified in the Contract that the plan or document is either Approved or not Approved.

9.1.3If CHED Services determines that any plan or document subject to Approval submitted by the Contractor is not in accordance with the requirements of the Contract, CHED Services will notify the Contractor accordingly in writing. In such event, the plan or document will not be considered to have been submitted and the plan or document must be rectified at no additional cost to CHED Services.

9.1.4If, under clause 9.1.3, CHED Services provides the Contractor with notice of non-Approval of a plan or document, then CHED Services must notify the Contractor in writing of the reasons for non-Approval and may provide details of any corrective action to be taken by the Contractor before the plan or document will be reconsidered for Approval.

9.1.5CHED Services may not withhold Approval of a plan or document for minor omissions or Defects in the plan or document which are identified in writing to the Contractor. Any subsequent Approval of an update to a plan or document submitted under clause 9.2 that was previously Approved with minor omissions or Defects will be subject to the Contractor addressing those identified omissions or Defects in the proposed update to the satisfaction of CHED Services.

9.1.6When CHED Services provides the Contractor with notice of non-Approval in accordance with clause 9.1.3, the Contractor must, within the period specified by CHED Services, deliver the rectified plan or document for Approval.

9.1.7If, within the time specified under clause 9.1.6, the Contractor submits the rectified plan or document as conforming to the requirements of the Contract, CHED Services will be entitled to exercise the rights provided by this clause 9.1 as if the plan or document had been submitted by the Contractor for the first time.

9.1.8If, under clause 9.1.2, CHED Services provides the Contractor with notice of Approval, then the plan or document will have effect in accordance with that Approval.

9.1.9Approval of a plan or document by CHED Services will:

(a)be construed as no more than an indication that the plan or document appears to CHED Services to be capable of being used as a basis for further work;

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(b)not be construed as limiting the Contractor’s responsibility to provide Deliverables in accordance with the requirements of the Contract; and

(c)not be construed as a waiver of any right under the Contract or any cause of action arising out of any act or omission of the Contractor or its Personnel.

9.1.10For the purposes of clause 9, a reference to a plan or document includes a proposed course of action by the Contractor.

9.2.Updates

9.2.1The Contractor must maintain the accuracy, completeness and currency of all plans or documents delivered under a Contract, including, for avoidance of doubt, the Project Plan and the Project Schedule. The Contractor must submit an update to each plan or document to CHED Services:

(a)annually, on the anniversary of the execution of the relevant SOW;

(b)if changes to any plan or document become necessary, within 14 days from the date the changes become necessary; and

(c)as specified in the Contract.

9.2.2A proposed amendment to any plan or document will be subject to the same Approval processes specified in clause 9.1 to the extent of the effect of the proposed amendment.

9.2.3Until a proposed amendment to an Approved plan or document is Approved, the original plan or document will remain in effect.

9.2.4The Contractor will be liable for all costs associated with plan or document maintenance, except in those circumstances when the need for maintenance is generated by some action for which CHED Services has agreed, in writing, that it accepts responsibility.

10.TESTING

10.1.1The Contractor must conduct the Testing required to be conducted by the Contractor in the Test Plan. The Contractor must allow CHED Services’ representatives to observe any Testing conducted by the Contractor under the Test Plan. If the Test Plan specifies that CHED Services will conduct any Testing, the Contractor must provide all assistance reasonably required by CHED Services to complete the Testing specified in the Test Plan.

11.DELIVERY, EXTENSIONS OF TIME AND DELAY

11.1.DELIVERY

11.1.1The Contractor must deliver Deliverables in accordance with the Contract, including:

(a)where required, conducting any required Testing and achieving Acceptance of any Deliverables, Regional Acceptance and Final Acceptance (as applicable);

(b)meeting any Milestones Plan;

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(c)performing all other Contract obligations, including during the periods specified in clause 19, by the dates and in the manner required by the Contract.

11.1.2Subject to clause 11.2, if the Contractor does not meet a Milestone by the relevant Milestone Date or deliver by the Date for Delivery, CHED Services may without prejudice to any other rights at law or equity, exercise various rights and remedies, including any one or more of:

(a)claiming Liquidated Damages under clause 11.5,

(b)terminating the Contract under clause 29.2,

(c)claiming general damages, except to the extent that Liquidated Damages are the exclusive monetary remedy for delay as provided in clause 11.5.

11.1.3To avoid doubt:

(a)to the extent that CHED Services’ performance of  obligations under the Framework Agreement or any Contract depends on, is affected by or otherwise requires the performance of the Contractor’s obligations, the Contractor is responsible for ensuring that CHED Services is, for every Milestone or relevant Date for Delivery, and in sufficient time, placed in a position where it can perform the CHED Services’ tasks required for completion of that Milestone or relevant date prior to or by the date specified for achievement of that Milestone or date; and

(b)clause 11.l.3(a) does not limit the Contractor’s obligations in clause 11.1.1.

11.2.Extension of time

11.2.1If the Contractor becomes aware of a matter or event likely to cause a delay, it must give CHED Services written notice of that matter or event immediately after becoming aware of it. The notice must specify all of the following:

(a)details of the likely delay, including the cause, nature, likely extent of and the estimated delay;

(b)details of the Contractor’s obligations under all relevant Contracts which may be affected;

(c)details of the action the Contractor has taken and intends to take to mitigate the period of any delay resulting from the likely delay; and

(d)details of all insurance policies the Contractor intends to rely upon in making good loss or damage resulting from the likely delay.

11.2.2The Contractor must keep CHED Services informed of action being taken by it to mitigate the effects of the likely delay.

11.2.3Subject to this clause 11.2, where a delay is caused by a Qualifying Cause of Delay, the Contractor will be entitled to make a claim for an extension of time to any Milestone Date or Date for Delivery on condition that:

(a)the Contractor has given notice in accordance with clause 11.2.1;

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(b)the Contractor is or will be delayed in delivering the Deliverables by the Qualifying Cause of Delay; and

(c)the Contractor has used its best endeavors to mitigate the cause and impact of the Qualifying Cause of Delay;

(d)the Qualifying Cause of Delay has caused a delay to the critical path shown in the Project Schedule under a Contract;

(e)the Contractor gives CHED Services, within 14 days of the notice of delay referred to in clause 11.2.1, a written claim for an extension of time evidencing the facts and circumstances in respect of the cause, nature and extent of the delay and any further information reasonably required by CHED Services and specifying the period of extension claimed.

11.2.4CHED Services may request further information from the Contractor in respect of any claim for an extension of time. The Contractor must provide the information requested to CHED Services within the time and in the form requested by CHED Services before CHED Services is required to assess the Contractor’s claim for an extension of time.

11.2.5Within 28 days after receiving the Contractor’s claim for an extension of time, or any further information requested under clause 11.2.3, whichever is the later, CHED Services must give to the Contractor a written notice evidencing the extension of time so assessed acting reasonably, if any.

11.2.6If further delay results from a Qualifying Cause of Delay evidenced in a claim under this clause, the Contractor may claim an extension of time for such delay by promptly giving CHED Services a written claim evidencing the facts of that delay within 14 days of when the Contractor became aware or should have become aware of the further delay. Any further claim must comply with this clause.

11.2.7Notwithstanding the provisions of this clause 11.2, the Contractor expressly acknowledges that it will not be entitled to any extension of time:

(a)unless it has taken proper and reasonable steps both to preclude the occurrence of the Qualifying Cause of Delay and to avoid or minimize the consequences thereof; and

(b)for delays arising out of the Contractor’s lack of management or coordination of the Deliverables in accordance with the Project Plan.

11.2.8The Contractor acknowledges that it is not entitled to claim any additional cost or expense, any adjustment to the Supply Sum, or to claim an extension of time or to make a claim otherwise at law if it has failed to comply with the requirements in this clause 11.2.

11.2.9Notwithstanding that the Contractor is not entitled to or has not claimed an extension of time, CHED Services may at any time and from time to time and for any reason direct an extension of time.

11.2.10The Contractor acknowledges that it will not be entitled to claim any additional cost or expense, any adjustment to the Supply Sum under the Contract, or otherwise at law for delay by an Other Provider, if the Contractor and the Other Provider have entered into a Deed of Co-operation and Fault Co-ordination under clause 8.5, except as permitted by this Framework Agreement.

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11.3.Delay costs

11.3.1If the Contractor has been granted an extension of time under clause 11.2.5 that is greater than *** days and the Qualifying Cause of Delay was assessed by CHED Services as:

(a)a delay or disruption caused by CHED Services or an Affiliated Company, or their respective Personnel or other contractors (other than contractors engaged or employed by the Contractor and other than Other Providers who are parties to a Deed of Co-operation and Fault Coordination);

(b)a delay or disruption caused by an Other Provider who is a party to a Deed of Co-operation and Fault Co-ordination and such delay was caused by a breach of statutory duty or a negligent act or omission by CHED Services; or

(c)a breach of a Contract by CHED Services.

CHED Services will pay to the Contactor such extra costs as are reasonably and necessarily incurred by the Contractor by reason of the delay and the Supply Sum will be adjusted accordingly.

11.3.2Nothing in this clause will oblige CHED Services to:

(a)pay extra costs for delay and disruption that is less than, or equal to *** days,

(b)pay extra costs for delay and disruption for *** days of any extension of time period granted under clause 11.2.5;

(c)pay extra costs for delay or disruption which have already been included in the value of a change or any other variation or other payment under the Contract; or

(d)pay extra costs for any other cause of delay other than those specified in clause 11.3.1.

11.3.3The Contractor acknowledges that payment of its extra costs of delay under this clause constitutes the Contractor’s sole remedy in respect of the delay.

11.4.Force Majeure

11.4.1Without limiting the Contractor’s obligations under clause 11.2, as soon as practicable but no later than *** days after a Force Majeure Event occurs, each party must give written notice to the other party specifying details of the Force Majeure Event and their respective obligations under any Contract affected by the Force Majeure Event.

11.4.2If a Force Majeure Event continues for a period of *** consecutive days or more from the date that the Force Majeure Event commenced, then CHED Services may at its discretion elect to give the Contractor a written notice directing the contractor to suspend the work under an affected Contract pursuant to clause 11.6.

11.4.3If a Force Majeure Event continues for a period of *** consecutive days or more from the date that the Force Majeure Event commenced, then CHED Services may at its discretion elect to give the Contractor a written notice immediately

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terminating the Framework Agreement or any affected Contract, or take over the provision of all or any part of the Deliverables, whether or not it has previously given a notice to suspend under clause 11.4.2.

11.4.4For avoidance of doubt, CHED Services will not be obliged to pay extra costs for delay or disruption caused by a Force Majeure Event or termination of the Framework Agreement or any Contract in accordance with clause 11.4.3.

11.5.Liquidated Damages

11.5.1Without limiting any other right or remedy that CHED Services may have under the Contract or otherwise but subject to clauses 11.5.4 and 11.5.5, if the Contractor does not meet a Milestone Date or Date for Delivery set out in a relevant Contract, CHED Services may claim Liquidated Damages in respect of the breach and if it does so, the Contractor must pay CHED Services Liquidated Damages on demand. The amount of the Liquidated Damages will be calculated at the rate specified in the relevant Contract, ***.

11.5.2Without limiting any other right or remedy that CHED Services may have under the Contract or otherwise but subject to clause 11.5.4, CHED Services may choose to recover the Liquidated Damages from the Contractor, either as a set off or rebate against any money that is, or that later becomes payable to the Contractor under a Contract or otherwise, a sum of money that the Contractor must pay to CHED Services, ***.

11.5.3The parties agree that any Liquidated Damages are a genuine pre-estimate of the loss that CHED Services is likely to suffer as a result of any delay by the Contractor to meet a Milestone Date or Date for Delivery, and are not a penalty.

11.5.4The parties agree that the Liquidated Damages will be CHED Services’ sole monetary remedy for a delay in meeting a Milestone or other Date for Delivery. For avoidance of doubt:

(a)if an event or an act or omission of the Contractor or its Personnel gives rise to a cause of action for matters in addition to the delay or to a right of termination for the delay, CHED Services’ rights to take action or seek damages for that additional matter or CHED Services’ rights to terminate remain unaffected by the claim for Liquidated Damages;

(b)where CHED Services terminates the Framework Agreement or any Contract it will be entitled to ***; and

(c)CHED Services’ rights in respect of Liquid Damages do not affect the exercise of its rights to adjust the Supply Sum under this Framework Agreement or any Contract.

11.5.5If CHED Services has assessed that the Contractor is entitled to an extension of time for a Milestone date or Date for Delivery under clause 11.2, CHED Services will not be entitled to claim Liquidated Damages in respect of a failure by the Contractor to meet that Milestone Date or Date for Delivery for the period equal to the period of time for which CHED Services has assessed and granted an extension of time.

11.5.6Subject to CHED Services’ right under clauses 11.5.2 and 16.10, CHED Services will invoice the Contractor for any amounts owed to it under this clause at such

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intervals as CHED Services determines at the sole option of CHED Services. The Contractor must pay the amount on the invoice to CHED Services within *** of the issue of the invoice.

11.5.7Where CHED Services recovers Liquidated Damages from the Contractor for failure to achieve or delay in achieving a Milestone or Date for Delivery, the amount of Liquidated Damages that have been paid by the Contractor will be reduced by the Meters Liquidated Damages, and CHED Services must promptly refund the amount of the reduction to the Contractor.

11.5.8However, to the extent that CHED Services’ loss, damage, liability, costs or expenses arising from the Contractor’s failure to achieve or delay in achieving a

*** and from the *** the ***, then CHED Services is not required to *** by the Contractor and may *** of such ***, or as otherwise provided by this Framework Agreement.

11.5.9For the purposes of this clause:

(a)*** means the *** from a *** for a ***;

(b)*** means *** where the *** fails to *** or *** in *** or *** agreement with CHED Services or an Affiliated Company, and which *** has been *** to *** that *** to *** and the *** in the contract between CHED Services or an Affiliated Company and the ***;

(c)A  *** is a ***.

11.6.Suspension

11.6.1CHED Services may direct the Contractor to suspend the carrying out of the whole or part of the work under the Contract for such time as CHED Services thinks fit, if:

(a)a government or the relevant regulatory body suspends or cancels the AMI Project or part of the AMI Project;

(b)CHED Services is of the opinion that a government or the relevant regulatory body intends to suspend or not proceed with the AMI Project or part of the AMI Project;

(c)CHED Services is of the opinion that a suspension is necessary:

(i)to comply with a direction from a Relevant Authority;

(ii)because of an act, default or omission of:

(A)CHED Services or its Personnel; or

(B)the Contractor or its Personnel, or Other Providers or their, personnel;

(iii)for the protection or safety of any person or property; or

(iv)to comply with a court order.

11.6.2If the Contractor considers that anything may require suspension of the work under the Contract, or where an emergency occurs in relation to the work under the Contract, the Contractor must immediately notify CHED Services of the

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proposed suspension or emergency (including all relevant details), the cause or possible causes of the suspension or emergency and the Contractor’s reasonable opinion of when the emergency will be rectified and how long the suspension is required.

11.6.3If the Contractor wishes to suspend the whole or part of the work under the Contract, the Contractor must obtain the prior written approval of CHED Services. CHED Services may approve of the suspension and may impose conditions of approval.

11.6.4Without limiting CHED Services’ rights under clause 29, when CHED Services becomes aware that the reason for any suspension no longer exists, CHED Services will direct the Contractor to recommence work under the Contract suspended pursuant to clause 11.6.1 and the date of recommencement.

11.7.Suspension and Recommencement Costs

11.7.1The Contractor must bear the cost of suspension and recommencement costs, except if the suspension was directed by CHED Services pursuant to clause 11.6.1 as a result of:

(a)suspension or cancellation of the AMI Project or part of the AMI Project by a government or the relevant regulatory body;

(b)a delay or disruption caused by CHED Services or an Affiliated Company, or their respective Personnel or other contractors (other than contractors engaged or employed by the Contractor and other than Other Providers who are parties to a Deed of Co-operation and Fault Co-ordination);

(c)a delay or disruption caused by a party to a Deed of Co-operation and Fault Co-ordination and such delay was caused by a breach of statutory duty or a negligent act or omission by CHED Services; or

(d)a breach of Contract by CHED Services,

in which case, CHED Services will pay to the Contractor such extra costs as are reasonably and necessarily incurred by the Contractor by reason of the suspension or recommencement and the Supply Sum will be adjusted accordingly.

11.7.2Nothing in this clause will oblige CHED Services to pay extra costs for a suspension which have already been included in the value of a change or any other variation or other payment under the Contract.

11.7.3The Contractor acknowledges that any suspension and recommencement costs paid to the Contractor under this clause constitute the Contractor’s sole remedy in respect of the suspension or recommencement. For avoidance of doubt, in the event of suspension, the Contractor will not be entitled to any delay costs under clause 11.3, notwithstanding that the Contractor may be entitled to an extension of time under clause 11.2.

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12.ACCEPTANCE

12.1.Acceptance or Notification of Rejection

12.1.1The Contractor must deliver and submit the Deliverables for Acceptance in accordance with the Project Plan of the relevant Contract.

12.1.2The Contractor must, when seeking Acceptance:

(a)*** and *** that the *** on the draft ***, except for ***; and

(b)provide *** required by CHED Services, including confirmation of ***.

12.1.3If, within *** of the Contractor’s ***, CHED Services determines that:

(a)*** complies with its ***, CHED Services will ***;

(b)*** substantially complies with its ***, CHED Services may, in its absolute discretion, ***, in which case the Contractor must rectify all specified Defects and omissions within the period notified by CHED Services;

(c)If, in CHED Services’ opinion, all or any part of the Deliverable does not comply with its Specifications or the Contract, or is in any other way Defective, CHED Services’ may, in it absolute discretion:

(i)reject the Deliverable and require the Contractor to rectify and submit the Deliverable for further Testing in accordance with clause 12.2, in which case the Contractor must do so and resubmit the Deliverable for Acceptance;

(ii)if the Contractor was given an opportunity to rectify the Defects or omissions under clause 12.1.3(c)(i) and the Deliverable still does not comply with its Specifications and the Contract, *** and adjust the Supply Sum in accordance with clause 12.5 to reflect the value of the Deliverable which has been Accepted; or

(iii)if the Contractor was given an opportunity to rectify the Defects or omissions under clause 12.1.3(c)(i) and the Deliverable still does not comply with its Specifications and the Contract, reject the Deliverable and require the Contractor to remove all components of the Deliverable, in which case:

(A)the Contractor must immediately remove all components of the Deliverable in accordance with clause 12.3.1;

(B)CHED Services will not be liable to make any payment to the Contractor in respect of that Deliverable or its delivery or installation; and

(C)the Contractor must refund to CHED Services any amounts that it has already paid the Contractor in respect of that Deliverable or its delivery or installation.

12.1.4If the Contractor has had an opportunity to cure the Defect under clause 12.1.3(c)(i) and, at the conclusion of the time allowed to cure that Defect, CHED Services considers that the Deliverable:

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(a)complies with its Specifications and the Contract, then CHED Services will ***;

(b)does not comply with its Specifications or the Contract, then CHED Services may, in its absolute discretion, either accept the Deliverable in which case clause 12.1.3(c)(ii) will apply, or reject the Deliverable, in which case clause 12.1.3(c)(iii) will apply.

12.1.5If the Contractor fails to make good the minor omissions or Defects in accordance with clause 12.1.3(b) then CHED Services may, without limiting the Contractor’s warranties and obligations under clause 18, and subject to clause 12.1.7, perform or have performed the necessary remedial work at the expense of the Contractor and may recover such expense from the Contractor as a debt due to CHED Services. For avoidance of doubt, the Contractor will not be required to provide any warranties in relation to the work performed by CHED Services or by a third party under this clause.

12.1.6If the Contractor fails to rectify the Deliverable or any part of the Deliverable in accordance with clause 12.1.3(c)(i) then the Deliverable will be deemed to be rejected and the provisions in clause 12.1.3(c)(iii) will apply.

12.1.7If CHED Services engages a third party to perform work (remedial or otherwise) at the expense of the Contractor under this Framework Agreement or any Contract, CHED Services must, with regard to the prevailing circumstances at the time and the requirements of the Framework Agreement and the relevant Contract, use reasonable endeavors, to obtain market rates and prices for that work.

12.1.8The Contractor acknowledges that the *** is subject to and is without prejudice to CHED Services’ rights under clause 14.

12.2.Further Testing

12.2.1If CHED Services gives the Contractor a notice under clause 12.1.3(c)(i):

(a)CHED Services will notify the Contractor that the Deliverable has failed the Testing and the grounds on which such failure has been determined; and

(b)on receipt of that notification, the Contractor will have a reasonable opportunity (not to exceed *** weeks unless the parties agree otherwise) to cure the Defect and to re-submit the Deliverable for Testing in accordance with clause 12 and any further Testing as required by CHED Services, in which case the resubmitted Deliverable will be subject to the same conditions as if it were the original Deliverable.

12.3.Consequences of rejection of Deliverables

12.3.1If CHED Services requires the Contractor to retake possession of any Deliverables under 12.1.3(c)(iii), the Contractor must retake possession within 7 days from the date the notice of rejection of the Deliverable was issued. Repossession of Deliverables will not affect the obligation of the Contractor to provide conforming Deliverables.

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12.3.2The Contractor must bear all of its costs associated with replacing or correcting rejected Deliverables and of complying with the reasonable directions of CHED Services.

12.3.3Any action of the Contractor in correcting or replacing the Deliverables and in complying with the directions of CHED Services under clause 12 will not entitle the Contractor to claim an extension of time, or relieve the Contractor from pertaining its obligations under the Contract.

12.4.Acknowledgement

12.4.1CHED Services’ Acceptance of any Deliverable under this clause 12 will not constitute a waiver of any of CHED Services’ rights in relation to the Contractor’s warranties or obligations under the Contract.

12.5.Acceptance of non-conforming Deliverables

12.5.1If CHED Services gives the Contractor a notice:

(a)in the case of any Deliverables that are subject to Acceptance, that any Deliverables submitted for Acceptance do not meet the requirements for Acceptance in clause 12.1.3(a);

(b)in the case of any Deliverables that are not subject to Acceptance, that the Deliverables delivered do not, in CHED Services’ reasonable opinion, meet the requirements of the relevant Contract,

and that CHED Services will Accept the Deliverables notwithstanding, the parties will negotiate for a period of up to 10 Business Days on an appropriate adjustment to the Supply Sum to reflect the Deliverables so Accepted. If the parties do not agree by the end of that 10 Business Day period each must give the other a notice of its proposed adjustment to the Supply Sum. Either party may
***.

12.5.2CHED Services will not be obliged to pay the Contractor the amount that CHED Services considers to be the appropriate adjustment under this clause unless required to do so under clause 28.2.

13.REGIONAL ACCEPTANCE

13.1.Regional Acceptance or Notification of Failure

13.1.1If, in CHED Services’ opinion:

(a)the AMI System has been rolled out in a Region and the level of operation of the AMI System for that Region meets the requirements for Regional Acceptance specified in the Functional Requirements and the Specification for that Region;

(b)the Contractor has achieved Regional Acceptance of the previous Regions, if any; and

(c)the Contractor has fulfilled its obligations in accordance with the Contract,

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CHED Services will ***. The Contractor acknowledges that *** by CHED Services is subject to and is without prejudice to CHED Services’ rights under clause 14.

13.1.2If, in CHED Services’ opinion, the Contractor has substantially met the requirements for Regional Acceptance in clause 13.1.1, subject to minor Defects and omissions, CHED Services may, in its absolute discretion, ***, in which case the Contractor must rectify all specified Defects and omissions (including in any Deliverables previously Accepted) within the period notified by CHED Services.

13.1.3If, in CHED Services’ opinion, the Contractor has not met the requirements for Regional Acceptance in clause 13.1.1, CHED Services will:

(a)notify the Contractor that it has failed to achieve the requirements for Regional Acceptance;

(b)notify the Contractor in writing of the reasons for the failure; and

(c)require the Contractor to- rectify the Defects, omissions, errors or other issues identified by CHED Services and submit for further Testing all Deliverables (including any Deliverable in which Defects, omissions, errors or other issues were rectified and all other Deliverables that are in any way affected by the rectification in accordance with clause 12.2), in which case the Contractor must do so in the period notified by CHED Services.

13.1.4If the Contractor has had an opportunity to cure the Defects, omissions, errors or other issues identified by CHED Services under clause 13.1.3 and, at the conclusion of the time allowed to cure those Defects, omissions, errors or other issues,

(a)CHED Services considers that the Contractor has met the requirements for Regional Acceptance in clause 13.1.1, CHED Services will ***; or

(b)CHED Services considers that the Contractor has not met or is not capable of meeting the requirements for Regional Acceptance in clause 13.1.1 within the time allowed to cure those Defects, omissions, errors or other issues, CHED Services will notify the Contractor that it has failed to achieve the requirements of Regional Acceptance and the consequences in clause 13.2 will apply.

13.1.5If the Contractor fails to make good the minor omissions or Defects in accordance with clause 13.1.2 then CHED Services may, without limiting the Contractor’s warranties and obligations under clause 18, and subject to clause 13.1.6, perform or have performed the necessary remedial work at the expense of the Contractor and may recover such expense from the Contractor as a debt due to CHED Services. For avoidance of doubt, the Contractor will not be required to provide any warranties in relation to the work performed by CHED Services or by a third party under this clause.

13.1.6If CHED Services engages a third party to perform work (remedial or otherwise) at the expense of the Contractor under this Framework Agreement or any Contract, CHED Services, with regard to the prevailing circumstances at the time and the requirements of the Framework Agreement and the relevant Contract,

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must use reasonable endeavors to obtain market rates and prices for the work in question.

13.2.Consequences in relation to Regional Acceptance

13.2.1CHED Services will not be liable to make any payment to the Contractor in respect of Regional Acceptance if the level of operation of the AMI System for that Region does not meet the requirements for Regional Acceptance specified in clause 13.1.1.

13.2.2Any action of the Contractor in rectifying Defects, omissions, errors or other issues identified by CHED Services, including in any Deliverables previously Accepted and in complying with the directions of CHED Services under clause 13 will not entitle the Contractor to claim an extension of time, or relieve the Contractor from performing its obligations under the Contract.

13.3.Acknowledgement

13.3.1CHED Services’ notification of Regional Acceptance under this clause 13 will not constitute:

(a)a waiver of any of CHED Services’ rights in relation to the Contractor’s warranties or obligations under the Contract; or

(b)an acknowledgment or representation by CHED Services that the requirements of any other Regional Acceptance or Final Acceptance will be met.

14.FINAL ACCEPTANCE

14.1.Additional Access Points and Relays for Network Coverage

14.1.1Subject to clause 14.1.3, the parties acknowledge that the total number of Access Points and the total number of Relays to achieve Network Coverage (agreed numbers) and the installation costs for each Access Point and Relay have been agreed in Schedule 12.

14.1.2Subject to clause 14.1.3, if by *** or *** or *** are required to ***, the following provisions apply:

(a)if the *** or the *** or *** that are required to *** represents *** on the ***, the Contractor will ***;

(b)if the *** or the *** or *** that are required to *** represents *** on the ***, the Contractor will *** and will *** for the *** associated with the ***.

14.1.3If the *** or the *** or *** required to *** will ***, CHED Services may direct the Contractor that CHED Services will *** in *** and to the extent that ***, the Contractor will *** and will *** for the *** associated with the ***. In determining whether to issue a direction under this clause, CHED Services may have regard to the *** by CHED Services ***, and any other factors it considers relevant.

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14.1.4CHED Services will *** under this clause 14.1 and ***:

(a)the *** must *** within *** of the ***, provided, however, that if *** and the ***, then the ***; or

(b)*** against the ***, the *** under ***, or any *** that *** may ***.

14.2.Final Acceptance or Notification of Failure

14.2.1If, in CHED Services’ opinion:

(a)the AMI System has been rolled out in all Regions and all Regions have been Regionally Accepted under clause 13;

(b)all minor Defects and omissions listed in *** have been rectified to CHED Services’ satisfaction;

(c)the Contractor demonstrates to CHED Services’ satisfaction that the AMI System operates in accordance with the Functional Requirements and all the Specifications (except for Resolvable Defects and Excluded Outages) for an uninterrupted period of *** months from the date when the last Region has achieved Regional Acceptance as reflected in the relevant ***; and

(d)the Contractor has fulfilled its obligations in accordance with the Contract,

CHED Services will ***.

14.2.2If, in CHED Services’ opinion the Contractor has not met the requirements in clause 14.2.1, CHED Services will notify the Contractor that it has failed to achieve Final Acceptance, in which case CHED Services must notify the Contractor in writing of the reasons for the failure and require the Contractor to rectify the Defects, omissions, errors or other issues identified by CHED Services and submit for further Testing all Deliverables (including any Deliverables in which Defects, omissions, errors or other issues were rectified and the Deliverables that are otherwise in any way affected by the rectification in accordance with clause 12.2), in which case the Contractor must do so in the period notified by CHED Services.

14.2.3If the Contractor has had an opportunity to cure the Defects, omissions, errors or other issues identified by CHED Services under clause 14.2.2 and, at the conclusion of the time allowed to cure that Defects, omissions, errors or other issues,

(a)CHED Services considers that the AMI System meets the requirements of Final Acceptance in clause 14.2.1, CHED Services will ***; or

(b)CHED Services considers that the Contractor has not met or is not capable of meeting the requirements in clause 14.2.2 within the time allowed to cure the Defects, omissions, errors or other issues, CHED Services will notify the Contractor that it has failed to achieve the requirements of Final Acceptance and the consequences in clause 14.3 will apply.

14.2.4The Contractor must bear all costs associated with achieving Final Acceptance and of complying with the directions of CHED Services.

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14.2.5Any action of the Contractor in achieving Final Acceptance and in complying with the directions of CHED Services under clause 14 will not relieve the Contractor from performing its obligations under the Contract.

14.3.Consequences of failure to meet Final Acceptance

14.3.1If CHED Services notifies the Contractor that it has failed to achieve the requirements for Final Acceptance in clause 14.2.1, CHED Services may in its absolute discretion and without limiting any other right or remedy that CHED Services may have under the Contract or otherwise:

(a)Require the Contractor to remove the components of any or all Deliverables and retake possession of any or all Deliverables, notwithstanding that the Deliverables so notified may have been previously Accepted under clause 12 and the Contractor must immediately do so;

(b)*** and:

(i)adjust the Supply Sum to reflect the reduced value of the Deliverables and adjust the Supply Sum to reflect any additional costs and expenses and other liabilities to CHED Services arising from the Contractor’s failure to meet the requirements of Final Acceptance, but only to the extent that the reduced value of the Deliverables does not compensate CHED Services for such costs, expenses and liabilities; or

(ii)issue an invoice for any amount owed to it under this clause, or *** by the *** the ***, the *** under ***, or *** that ***.

14.3.2If CHED Services notifies the Contractor that it has failed to achieve the requirements for Final Acceptance in clause 14.2.1, CHED Services will not be liable to make any payment to the Contractor in respect of Final Acceptance or to *** or *** or to *** or *** of the *** under ***.

14.4.Support and Maintenance Contract

14.4.1This clause 14 will not apply in relation to any Support and Maintenance Contract.

15.TITLE AND OWNERSHIP

15.1.Risk

15.1.1Risk of loss or damage to any Deliverable passes to CHED Services on delivery of the Deliverable.

15.1.2The Contractor is liable for the care of the Deliverables and any materials or equipment on Sites that are intended to be incorporated in the Deliverables, until risk passes in accordance with clause 15.1. The Contractor must repair any damage at its own expense within the period required by CHED Services or, if no period is requested, prior to completion of its obligations under the relevant Contract.

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15.1.3The Contractor must provide all equipment, facilities and Personnel necessary for the protection and security of the Deliverables, other property, people and environment while risk resides with the Contractor.

15.1.4The Contractor must avoid damage or harm to the Deliverables, each of the Sites, and to other property and people as well as the environment on or adjacent to the Sites. Without limiting clause 20, if the Contractor or its Personnel damage the Deliverables, the Sites or other property or the environment, the Contractor must provide temporary protection to minimize any further damage or harm to the Deliverables and repair the damage at its own expense.

15.1.5If CHED Services rejects Deliverables as not conforming to the requirements of the Contract, and issues a notice to the Contractor to retake possession of the Deliverables in accordance with the Contract, risk of loss of, or damage to, those Deliverables will revert to the Contractor on repossession or 14 days after issue of a notice by CHED Services for the Contractor to retake possession of the Deliverables, whichever is the earlier.

15.2.Title

15.2.1Subject to clause 26:

(a)title in any Deliverable (including any replacement Deliverable) will vest on delivery.

(b)the Contractor must not do or omit to do anything with a replaced part or a replaced component which is inconsistent with, or prejudicial to, CHED Services’ title in that part or component.

16.PAYMENT

16.1.Australian Business Number

16.1.1The Contractor must give the following information to CHED Services before providing any Deliverables:

(a)the Contractor’s Australian Business Number (ABN); and

(b)confirmation that the Contractor is registered for GST.

If those details change at any time during the Term, the Contractor must promptly notify CHED Services of the change.

16.1.2The Contractor acknowledges that it understands that if a Supplier does not quote its ABN on its invoices, the Recipient of the Supply is required to withhold tax at the top marginal rate.

16.2.Taxes

16.2.1Except for GST, the Supply Sum payable under a Contract (including variations or other amendments) includes any tax, stamp duty, customs duty, charges or like imposts which are imposed or levied in Australia or overseas in connection with the supply in., or importation of goods or services into, Australia.

16.2.2If after date of a Contract, any tax (other than income tax on the Contractor’s income), stamp duty and customs duty or like impost or charge is reduced or an

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exemption becomes available, in respect of a Deliverable or any component thereof, the parties agree that they are required to vary the Supply Sum to reflect the reduction. The Contractor must fully co-operate with CHED Services in determining, facilitating and diligently obtaining or claiming any reduction in taxes, stamp duties, customs duties, charges or like imposts, provided that the Contractor may claim from CHED Services its reasonable costs in undertaking such action.

16.2.3CHED Services or its agents may make applications for customs duty concessions or exemptions relating to any aspect of Deliverables to be supplied by the Contractor. The Contractor must provide whatever assistance or information CHED Services reasonably requires to assist it in such applications, including completion and execution of any documentation required by the relevant customs authority. The Contractor must provide CHED Services promptly with any correspondence, transaction records other documentation relating to or need for such applications or arising from the Contractor’s obligations under this clause.

16.2.4Where the Contractor or CHED Services is successful in obtaining any customs duty, concessions or exemptions and any refund is available to the Contractor, the Contractor must promptly apply for such refund and upon receipt of such refund, promptly advise CHED Services and remit the proceeds to CHED Services.

16.3.Supply Sum

16.3.1Unless CHED Services agrees in writing, the Supply Sum (as varied pursuant to clause 22) is the whole amount that is payable to the Contractor in respect of the Deliverables and all other obligations under the relevant Contract and includes:

(a)the time for performance of the work and any incidental work or necessities for the performance of the Deliverables;

(b)all costs and expenses of the Contractor in supplying the Deliverables ***;

(c)all costs and expenses of the Contractor in complying with the Contract, including all risks except for risks which CHED Services has expressly accepted responsibility for under the Contract; and

(d)all charges for Intellectual Property Rights of the Contractor or third parties supplied under, or required to perform its obligations under the Contract.

16.3.2Subject to clause 6.2, the Contractor acknowledges that the Supply Sum is fixed during the term of the Contract.

16.3.3Unless otherwise specified in writing, the Supply Sum and any rates included in the Schedule of Rates and Prices are exclusive of GST. The Contractor may include any GST payable by it in relation to the Deliverables in any invoice issued under clause 16.4.

16.4.Tax Invoices and Adjustment Notes

16.4.1The Contractor’s right to payment of any amount, and of the GST, is subject to a valid Tax Invoice being issued to CHED Services, setting out the GST payable, in the form required by the New Tax System (Goods and Services Tax) Act 1999 (Cth).

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16.4.2If, in relation to a Taxable Supply made under any Contract, an Adjustment Event occurs that gives rise to an Adjustment, then the price of that Taxable Supply (including any GST) will be adjusted accordingly and where necessary a payment will be made to reflect that Adjustment. If a payment is required it will be made within 7 Business Days of the payer becoming aware of the Adjustment. As a precondition to paying any amount to the Contractor in respect of an Adjustment, the Contractor must issue an Adjustment Note.

16.5.Payment for Deliverables

16.5.1In consideration of the Contractor providing the Deliverables to CHED Services in accordance with any relevant Contract, CHED Services will pay the Contractor the Supply Sum, subject to the relevant Contract and clauses 13, 14, and 16.

16.5.2Subject to clause 16.6, the Contractor may only submit Tax Invoices to CHED Services on the achievement of the Milestones specified in the relevant Contract.

16.5.3CHED Services must, within 10 Business Days of receipt of a Tax Invoice, notify the Contractor:

(a)that it accepts the Tax Invoice submitted, in which case it will pay the Tax Invoice in accordance with this clause 16.

(b)that it does not accept the Tax Invoice submitted, in which case CHED Services must indicate the amount of payment (if any) it proposes to make and the reasons why the amount of the payment it proposes to make is less than the amount in the submitted Tax Invoice, and the Contractor must rectify and resubmit the Tax Invoice (and in which case there submitted Tax Invoice will be subject to the same conditions as if it were the original Tax Invoice).

16.5.4Subject to clause 16.6.4, if CHED Services has accepted a Tax Invoice, CHED Services will pay any properly rendered Tax Invoice from the Contractor within 32 days from its notification of acceptance of the Tax Invoice.

16.5.5CHED services will only be required to accept a Tax Invoice if:

(a)the Contractor’s invoice is properly rendered, and the Contractor is entitled to render it in accordance with the Contract;

(b)the Contractor’s invoice refers to the Contract number;

(c)the Contractor provides any supporting information for the claim as required by CHED Services;

(d)the Contractor is not in breach of a material provision of the Contract; and

(e)the invoice sets out the details of the effect of any changes on the Supply Sum.

16.5.6Any amount paid by CHED Services is not to be taken as a waiver by CHED Services of any of its rights in respect of any Deliverable or under a Contract. CHED Services is not liable for any other expense incurred by the Contractor in providing the Deliverables.

16.5.7The date CHED Services is treated as receiving a Tax Invoice is the date on which CHED Services actually receives it at the address specified as the address

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for invoices in the Annexure, or at any other address which CHED Services may notify the Contractor from time to time.

16.5.8If for any reason the Contractor does not provide all or any part of the Deliverables or perform all or any part of its obligations under a Contract, the Contractor is not entitled to any payment for that part of the Deliverables the Contractor has failed to provide or that part of the Contractor’s obligations which it has failed to perform.

16.5.9Subject to the other provisions of this clause 16.5, CHED Services will pay the Contractor the GST on any Taxable Supply made under any Contract, in addition to any amount (excluding GST) that is payable for that Taxable Supply, at the same time and in the same manner as the payment for the amount for that Taxable Supply.

16.5.10Except for the GST referred to in clause 16.5.9, the Contractor must pay all taxes, charges, fees and other amounts due in respect of any Contract or in respect of any payment to be made by CHED Services to the Contractor under any Contract. If CHED Services is required to deduct any amount. from any payment to the Contractor, CHED Services is hereby authorised to do so and any amount so deducted will be treated as a payment to the Contractor.

16.6.***

16.6.1The Contractor acknowledges that the entire *** of the *** will be *** to *** for the *** and the *** of all of the ***. The Contractor will not be entitled to submit a *** or to make *** the Contract *** until *** by CHED Services.

16.6.2The Contractor may submit *** of the *** on the *** by CHED Services and CHED Services will consider *** in accordance with ***.

16.6.3If in *** the Contractor *** with any ***, then *** that *** may have in respect of *** is *** determined by reference to the Contract ***.

16.6.4CHED Services must *** and *** for the ***, within ***, subject to any rights CHED Services has ***.

16.6.5For the purposes of this clause 16.6, *** means the *** which, *** provided or to be provided under ***, will *** the *** of the *** for *** set out or described in the ***, in accordance with the Framework Agreement and in accordance with all Contracts.

16.6.6Notwithstanding the foregoing, if,

(a)CHED Services has ***; and

(b)the Contractor has *** of its *** and *** in relation to ***; and

(c)the Contractor has *** to the *** to *** to *** to ***,

then CHED Services must ***.

16.7.Preconditions for entitlement

16.7.1The Contractor acknowledges that it will not be entitled to submit a Tax Invoice or to make any claim for payment under any Contract unless the following conditions have been met:

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(a)the Contractor has provided the *** under clause 7. l;

(b)the Contractor has arranged the insurances required, given CHED Services satisfactory evidence they have been effected and has provided all Certificates of currency required under clause 21; and

(c)the Contractor has executed a Deed of Co-operation and Fault Coordination in accordance with clause 8.5.

16.8.Changes in Taxes

16.8.1If, after the date of a Contract, the GST rate changes (including to an effective rate of zero for any particular Taxable Supply) (the “New GST Rate”), the parties agree that they are required to vary the GST amount that is attributable to a tax period on or after the commencement of the New GST Rate, to reflect the new amount of GST payable (if any).

16.9.Disputed Payments

16.9.1If CHED Services disputes its obligation to pay part or all of an invoice submitted under a Contract (a “Disputed Amount”), then the following provisions apply:

(a)as soon as reasonably possible, CHED Services will notify the Contractor of the Disputed Amount and the reasons why it considers it is not obliged to pay the Disputed Amount;

(b)CHED Services will pay the undisputed balance of the invoice in accordance with the Contract;

(c)CHED Services will refer the issue of whether, or how much of, the Disputed Amount is payable to dispute resolution under clause 28; and

(d)Upon resolution of the dispute concerning the amount of the Disputed Amount which is payable, CHED Services must pay that amount, if any, to the Contractor within 7 days of it being determined.

16.10.Set off

16.10.1Without limiting clause 16.6.1, and provided that Tax Invoices have been issued by the parties, CHED Services may set off any or all of the following amounts against any amount it owes the Contractor:

(a)any amount the Contractor is required to pay under any Contract;

(b)any *** that *** by doing something *** where *** under ***;

(c)any amount by which, ***, the *** as a result of the ***, as determined by *** is *** or a *** to be *** for the *** of a Deliverable; and

(d)any Liquidated Damages or Service Credit to which CHED Services is entitled under a Contract.

16.11.Other supplies

16.11.1If a supply which is made under a Contract (other than the supply of the Deliverables or any supply referred to in clause 20.2) is treated as not being subject to GST but is, or becomes, a Taxable Supply, the Supplier may charge and

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recover from the Recipient in addition to any other consideration, an amount equivalent to the GST payable on the Taxable Supply.

16.12.Definitions

16.12.1The terms “Adjustment”, “Adjustment Note”, “Adjustment Event”, “GST”, “Recipient”, “Supplier”, “Supply”, “Taxable Supply’’, and “Tax Invoice” as used in the Contract have the meanings given in the A New Tax System (Goods and Services Tax) Act 1999 (Cth).

17.PERFORMANCE MANAGEMENT

17.1.Compliance with Performance Management Regime

17.1.1The Contractor must comply with the performance management regime contained in this clause 17 and the Contract.

17.1.2For the purposes of this clause, a reference to ‘the Contract’ or to ‘the SOW’ is a reference to a Support and Maintenance Contract or the Support and Maintenance SOW (as the case may be).

17.2. 17.2.Service Levels

17.2.1The Contractor acknowledges that:

(a)the purpose of the Service Levels is to:

(i)specify objective minimum standards of performance required by CHED Services in performance of the Services; and

(ii)provide the Contractor with focus on the areas that are particularly important to CHED Services in performance of the Services;

(b)the Service Levels may be adjusted during the term of the Contract in accordance with clause 22; and

(c)the Service Levels and the provisions of this clause 17 do not affect or limit the parties’ rights or obligations under the Contract or otherwise under any law or statute.

17.3.Service Level Records

17.3.1The Contractor must keep sufficient records, including any records required under clause 23.5 of its performance against the Service Levels to enable CHED Services to:

(a)evaluate the Contractor’s performance of the Services under the Contract; and

(b)review the Service Levels in accordance with clause 17.7.

17.3.2Without limiting CHED Services’ rights to measure the Contractor’s performance of the Services against the Service Levels, the Contractor must provide CHED Services:

(a)the Contractor’s performance against the Service Levels both during a reporting period and on a year to date basis;

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(b)any matters raised by the Contractor under this clause 17 which have impacted on the Contractor’s performance of the Service over the reporting period as specified by CHED Services; and

(c)any matters which the Contractor believes may impact on future performance of the Services under the Contract.

17.4.Performance of the Services to the Service Levels

17.4.1The Contractor must:

(a)at all times achieve or exceed the Service Levels detailed in Attachment F to the SOW;

(b)where there is no specified Service Level, perform the Services consistently with levels of performance achieved by well managed organizations performing services similar to the Services;

(c)***

(d)use appropriate measurement and monitoring procedures to measure its performance accurately; and

(e)provide CHED Services with information and access to measurement and monitoring tools and procedures on request to verify that they accurately measure the Contractor’s performance.

17.5.Failure to meet a Service Level

17.5.1If the Contractor fails to meet a Service Level, in addition to the application of any Service Credits that may be applicable, and without limiting CHED Services’ rights, the Contractor must promptly at its own expense:

(a)investigate the cause of the failure to meet a Service Level, and use its best endeavors to preserve any data indicating the cause of the failure;

(b)submit a report to CHED Services identifying the failure and the cause, and stating the steps the Contractor proposes to take to minimize the impact of the failure; and

(c)take the steps stated in the report and any reasonable necessary actions CHED Services may direct to minimize the impact of the failure and to prevent a recurrence.

17.6.Application of Service Credits

17.6.1The Contractor acknowledges that its *** may have *** on the *** and the *** of ***.

17.6.2Service Credits for failure to meet the Service Levels that are to be applied to the Service Levels are specified in Attachment F to the SOW.

17.6.3The Contractor further acknowledges that Service Credits:

(a)represent a reduction in the Supply Sum to reflect the provision by it of a lower level of service than is required of it under the Contract; or

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(b)are a reasonable pre-estimate of the loss likely to be suffered by CHED Services as a result of the Contractor’s actions including the diminution in value of services resulting from the failure; and

(c)constitute an agreed amount by which the Supply Sum may be reduced according to the Contract.

17.6.4If the Contractor fails to meet a Service Level, CHED Services may, following consideration of any relevant performance reports:

(a)issue a written demand to the Contractor requiring the Contractor to identify the Service Credits corresponding to the failure to meet that Service Level in its next invoice and requiring the Contractor to pay those Service Credits to CHED Services; or

(b)notify the Contractor in writing that the Service Credits corresponding to that failure to meet that Service Level have become a deduction, and deduct one or more amounts totalling, in aggregate, those Service Credits at any time from any payment due by CHED Services to the Contractor.

17.6.5The parties agree that CHED Services’ right to receive Service Credits will be CHED Services’ sole monetary remedy for a failure (or series of failures) to which the Service Credit relates. For avoidance of doubt, if an event or an act or omission of the Contractor or its Personnel gives rise to a cause of action for matters in addition to the failure to which the Service Credit relates or to a right of termination for the failure, CHED Services’ rights to take action for that additional matter or to terminate remain unaffected by the claim of Service Credits, except to the extent that the relevant Contract provides otherwise. For avoidance of doubt, where *** it will be entitled to *** and for which ***.

17.7.Periodic Reviews

17.7.1CHED Services and the Contractor will periodically review the Contractor’s satisfaction of the Service Levels.

17.7.2To the extent that there is any failure by the Contractor to meet a Service Level, the Contractor must provide a remediation plan for CHED Services’ approval within *** days from CHED Services’ request. If CHED Services approves the remediation plan the Contractor must comply with the remediation plan. If CHED Services rejects the remediation plan, CHED Services may give a direction to the Contractor to amend the remediation plan and resubmit for CHED Services’ approval.

18.WARRANTIES

18.1.Mutual Warranties

18.1.1On execution of the Framework Agreement and on each occasion when a Contract is formed, each party warrants to the other that:

(a)it has the power and authority to enter into this Framework Agreement and any Contract which may be awarded;

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(b)this Framework Agreement and its performance of its obligations under it do not contravene its constituent documents, or any contract or undertaking by which it is bound;

(c)this Framework Agreement has been duly signed and delivered on its behalf;

(d)the obligations undertaken by it in this Framework Agreement are enforceable against it in accordance with the terms of the Framework Agreement.

18.1.2When a Contract is formed, each party warrants to the other that:

(a)it has the power and authority to enter into that Contract;

(b)that Contract and its performance of its obligations under it do not contravene its constituent documents, or any contract or undertaking by which it is bound;

(c)that Contract has been duly signed and delivered on its behalf;

(d)the obligations undertaken by it in that Contract are enforceable against it in accordance with the terms of that Contract.

18.2.General Warranties

18.2.1***, the Contractor warrants to CHED Services that:

(a)the Contractor:

(i)has determined the *** with *** and *** in relation to *** and made ***; and

(ii)the *** in the *** are no *** than the *** the *** or *** or *** for *** in Australia on ***, including (to the extent applicable) but not limited to ***;

(b)the Contractor will *** and any Contracts in accordance with ***;

(c)the Contractor has the *** under the Framework Agreement and any Contracts;

(d)the Contractor has the *** and *** to provide the ***;

(e)there will be *** or *** that may *** use of any *** in accordance with the ***, upon their provision by the Contractor;

(f)the Contractor has *** and *** all of the *** made available by CHED Services for the ***;

(g)the Contractor has *** which is *** by the *** to the *** and *** having an effect on the ***;

(h)the Contractor has informed itself of *** and the ***;

(i)the Contractor has taken into account ***;

(j)the *** is *** for *** on ***, including (to the extent applicable) but not limited to ***;

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(k)the Contractor does not ***, or other *** (as the case may be) other than as *** by ***;

(l)Subject to *** will be *** with ***, and operate with *** of the *** to or *** on or any other ***.

18.3.Additional Warranties under a Contract

18.3.1***, the Contractor warrants that ***:

(a)at all times *** and where so required, all such *** have ***;

(b)in accordance with the ***;

(c)in accordance with, and so that the *** with *** and *** and any other ***;

(d)in accordance with the ***;

(e)in a way that *** with or ***.

18.3.2***, the Contractor warrants to CHED Services that:

(a)the ***, and all *** and *** in connection with ***, will be *** and will comply with *** (including the ***) or other ***,  will meet *** and will comply in all respects with ***;

(b)each *** will *** in accordance with the *** and the ***;

(c)each *** will *** with and operate on *** the *** as defined in a  *** or as otherwise *** to the Contractor by CHED Services;

(d)the *** and any *** supplied to CHED Services by the Contractor or on the Contractor’s behalf will ***;

(e)neither the Contractor nor *** will *** into CHED Services’ or any Affiliated Companies’ ***;

(f)the *** and any *** supplied to CHED Services by or on behalf of the Contractor will  ***; and

(g)the *** will not ***.

18.4.Warranties ***

18.4.1Where the *** include a *** or the ***, the Contractor:

(a)must prepare all *** and other *** which in ***;

(b)must *** for its approval prior to *** the *** of the *** in accordance with ***; and

(c)warrants that the *** will be carried out with ***, will comply with the *** and the ***.

18.4.2CHED Services’ *** will not *** in respect of the ***.

18.4.3The Contractor acknowledges that any *** or *** or an *** of any *** in accordance with the *** will not *** in any way any of the ***.

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18.5.Benefit of warranties and indemnities

18.5.1CHED Services declares that it holds the benefit of this Deed on trust for itself and for each of the Affiliated Companies.

18.5.2The Contractor acknowledges that:

(a)the Deliverables will be used by one or more of the Affiliated Companies;

(b)CHED Services holds the benefit of the Framework Agreement and each Contract (including, for avoidance of doubt, all warranties, indemnities and limitations of liability given by the Contractor under the Framework Agreement and any Contract) for itself and on trust for each of its Affiliated Companies; and

(c)each of the Affiliated Companies may directly enforce against the Contractor the Framework Agreement or any Contract provided that:

(i)any claims or actions against the Contractor by Affiliated Companies must be consolidated into a single claim or action if arising from the same event or dispute; and

(ii)if the claim or action is subject to a limit on liability under this Framework Agreement, this limit will apply once to the combination of all claims and actions by the Affiliated Companies. The allocation of such limit of liability between the Affiliated Companies will be determined by the Affiliated Companies, or, if they cannot agree, then by the court or tribunal in the action.

18.6.Duration of warranties

18.6.1All warranties, *** of the ***.

18.7.Acknowledgements

18.7.118.7.1The Contractor acknowledges that CHED Services has entered into the Framework Agreement and all Contracts relying on the Contractor’s warranties in the Contract.

18.7.2Subject to clause 18.7.4, the Contractor acknowledges that neither CHED Services, its Personnel, consultants, or other contractors nor its Affiliated Companies or their Personnel, consultants, nor contractors, have made any representation, given any advice or given any warranty in respect of any matter relevant to the Contractor’s assessment or undertaking of the Deliverables.

18.7.3The warranties and acceptance of risk under the Framework Agreement, any Contract and otherwise at law will be unaffected by:

(a)any receipt, review, approval, comment on any document or information or any direction given by CHED Services, its Personnel, consultants or contractors;

(b)***.

18.7.4The Contractor acknowledges that CHED Services makes no representations or warranties that any information communicated or provided to the Contractor during the solicitation process is, or will be, accurate, current or complete, except

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that for the information in the extract from the Geographical Information System (Small World) database enclosed in the letter (excluding topography and land use) from CHED Services to the Contractor dated 14 July 2007 and listing:

(a)the number and location of the then current electricity supply points and power poles,

(b)proposed meter types for each electricity supply point;

(c)the number and location of meters then currently installed; and

(d)the forecasted increase in the number of meters required over the period from Commencement Date to 31 December 2013 (excluding locations),

(e)CHED Services warrants that this information is materially correct and the forecast of the increase in the number of meters has been made on a reasonable basis.

18.7.5For avoidance of doubt, the warranties provided under this Framework Agreement and any Contract are subject to ***. *** provided by *** under ***.

18.7.6CHED Services acknowledges that to the extent that CHED Services performs or engages a third party to perform any rectification work or takes over the provision or engages a third party to take over the provision of any part of the Deliverables under a Contract, the warranties provided by the Contractor under this clause 18 will not apply to the work performed by or on behalf of CHED Services but will continue to apply to the work performed by the Contractor and to the Contractor’s obligations under the Framework Agreement and any Contract.

19.***

19.1.***

19.1.1***

(a)***

(b)***

19.1.2***

19.1.3***

(a)***

(b)***

19.1.4***

19.1.5***

19.2.***

19.2.1***

19.2.2***

19.2.3***

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19.2.4***

19.2.5***

(a)***

(b)***

19.2.6***

19.2.7***

19.3.***

19.3.1***

(a)***

(b)***

(i)***

(ii)***

(iii)***

***

19.3.2***

19.3.3***

19.3.4***

20.LIABILITY AND INDEMNITY

20.1.Contractor’s liability

20.1.1Subject to clause 20.4, the Contractor is liable for and must indemnify CHED Services, any Affiliated Company, and their respective Personnel, consultants and contractors, against all loss, damage, liability, cost, expense arising, directly or indirectly, in respect of:

(a)any personal injury, sickness or death to the extent caused or contributed to by any act or omission of the Contractor or its Personnel;

(b)any property damage to the extent caused by any act or any omission by the Contractor or its Personnel;

(c)the loss, destruction or corruption of any data owned or used by CHED Services, any Affiliated Company or any third party;

(d)an infringement or an alleged infringement of the Intellectual Property Rights or Moral Rights of any person which infringement or alleged infringement occurs by reason of the exercise of any Licences to the Existing Materials or Developed Materials except to the extent that any liability of CHED Services or any of the Affiliated Companies has been removed or reduced by the Contractor under clause 26.4;

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(e)personal injury, sickness or death or loss of or damage to any property arising out of or in connection with all employment and Industrial· Relations Issues, including a breach of clause 8.11;

(f)any breach of any obligation of confidence or any Privacy Laws by the Contractor or its Personnel;

(g)any breach of clause 8.7 resulting from any negligence, breach or unlawful conduct of the Contractor;

(h)any breach of clause 8.19 resulting from any negligence, breach or unlawful conduct of the Contractor;

(i)any breach of a Contract, negligence or any unlawful conduct by the Contractor or its Personnel; and

(j)any claims or proceedings made or issued by any of the following:

(i)any tax authority in respect of the Contractor, or the Contractor’s Personnel; or

(ii)any authority administering workers’ compensation laws or regulations m respect of the Contractor or the Contractor’s Personnel.

20.1.2The Contractor is deemed to be aware of all dangers and risks incidental to the activities to be undertaken pursuant to any Contract, the activities of other contractors and Other Providers and the condition of the Sites from time to time, provided that CHED Services has used reasonable endeavours to first inform the Contractor of any dangers and risks of which it is reasonably aware, or if a reasonably competent party in the Contractor’s position would have discovered these dangers and risks prior to, or during the provision of the Deliverables.

20.1.3The Contractor’s liability under any Contract is reduced:

(a)proportionately to the extent that CHED Services’ negligent acts or omissions under the relevant Contract or breach of the relevant Contract have contributed to such loss, damage, expense or injury.

(b)for avoidance of doubt, to the extent that CHED Services recovers an amount from any Other Provider in relation to the same act, fact, circumstances or event.

20.2.Indemnities and reimbursements

20.2.1If a party is to indemnify, reimburse or pay a contribution to the other party, the amount the paying party must pay the other is:

(a)reduced by any input tax credit the other could have obtained m connection with that indemnity, reimbursement or contribution; and

(b)increased by the GST the other is liable for on that indemnity, reimbursement or contribution.

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20.3.Duration of Indemnities

20.3.1The indemnities in a Contract survive termination or expiry of the Framework Agreement or any Contract. For avoidance of doubt, ***.

20.4.Limitation of Contractor’s liability

20.4.1Notwithstanding anything else in this Framework Agreement or any Contract, the Contractor’s liability, and any requirement for the Contractor to indemnify CHED Services or its Affiliated Companies, under this Framework Agreement or any Contract, is limited as set out in this clause:

(a)for all claims in relation to ***;

(b)for all claims in relation to ***;

(c)for all claims in relation to ***;

(d)for all claims in relation to ***;

(e)for all other claims, including in relation to ***.

20.4.2Notwithstanding anything else in this Framework Agreement or any Contract, the Contractor has no liability, and has no requirement to indemnify CHED Services or its Affiliated Companies, under this Framework Agreement or any Contract, for any consequential, indirect, special or exemplary damages or loss.

20.4.3Notwithstanding any other provision of this Framework Agreement, the Contractor’s total cumulative liability *** shall not exceed the ***.  *** means ***.

20.5.Limitation of CHED Services’ liability

20.5.1Notwithstanding anything else in this Framework Agreement or any Contract, CHED Services’ (and for avoidance of doubt, the Affiliated Companies’) liability to the Contractor, under this Framework Agreement or any Contract, is limited as set out in this clause:

(a)for all claims in relation to ***;

(b)for all claims in relation to ***;

(c)for all claims in relation to ***;

(d)for all claims in relation to ***;

(e)for all other claims, including in relation to a ***.

20.5.2Notwithstanding anything else in this Framework Agreement or any Contract, CHED Services has no liability, to the Contractor, under this Framework Agreement or any Contract, for any consequential, indirect, special, exemplary damages or loss.

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21.INSURANCE

21.1.Contractor must arrange insurance

21.1.1No later than *** after the date of this Framework Agreement, the Contractor must arrange the following types of insurance as set out in the Annexure, and give CHED Services satisfactory evidence they have been effected:

(a)product liability insurance (in relation to the Deliverables);

(b)public liability insurance in respect of personal injury, death or property damage;

(c)professional indemnity insurance (which in order to avoid any doubt, must include cover for errors and omissions cover with respect to information technology products and services) for the benefit of CHED Services or for the benefit of CHED Services and the Meter provider chosen by CHED Services in respect of the supply of the NIC in Meters supplied to CHED Services;

(d)transit insurance (in relation to the Deliverables); and

(e)any other insurance required under any legislation.

21.1.2The insurances referred to in clause 21.1.1 must be for the amounts stated in the Annexure. Each policy set out in clause 21.1.1, other than for professional indemnity insurance, must provide that CHED Services’ interests are noted as principal under the policy.

21.1.3The terms of the insurances referred to in clause 21.1.1 must be approved by CHED Services (such approval not to be unreasonably withheld or delayed) and in relation to the insurance referred to in clause 21.1.l(c) must include cover in relation to the design of the NIC to be supplied under the Contractor’s contracts with the Meter provider chosen by CHED Services in respect of the supply of the NIC in Meters supplied to CHED Services.

21.1.4The Contractor must keep the insurances referred to in clause 21.1.1 in force while any Contract continues (and if applicable, the run-off period specified in the Annexure).

21.1.5CHED Services may ask to see the Contractor’s certificates of currency at any time and the Contractor must provide such certificates of currency to CHED Services promptly, upon the receipt of such request by CHED Services.

21.2.Contractor’s responsibility for particular insurances

21.2.1The Contractor is responsible for providing insurance for superannuation and accident, sickness and disab1lity benefits in respect of the Personnel it engages to provide the Deliverables.

21.2.2The Contractor must allow CHED Services to inspect the certificates of currency ***.

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21.3.Workers’ compensation insurance

21.3.1The Contractor must take out and maintain workers’ compensation and employer’s liability insurance required by the laws of Australia and the State of Victoria. The details of such insurances are specified in the Annexure.

21.3.2Such insurances must cover all the Contractor’s employees and anyone else treated as its employee under any legislation.

21.3.3The Contractor must allow CHED Services to inspect the certificates of registration for that insurance annually and upon reasonable request.

22.CHANGE REQUESTS

22.1.General

22.1.1All changes to the Framework Agreement or a Contract must be made in accordance with the provisions of this clause 22. CHED Services is not obliged to pay for any change unless the procedure stated in this clause 22 has been followed in respect of it. CHED Services will only be taken to have waived compliance with this clause 22 in writing.

22.2.Change Request Procedure

22.2.1Either party may propose a change to the Framework Agreement or to any one or all Contracts.

22.2.2If CHED Services proposes a change to the Framework Agreement or any Contract it must:

(a)notify the Contractor and the Contractor must submit a Change Request to CHED Services within a period of 14 days after receipt of such notice or such other period as agreed; or

(b)give a Change Request to the Contractor and the Contractor must consider the Change Request and notify CHED Services of any changes it requires to the Change Request within 14 days of receipt.

22.2.3If the Contractor proposes a change to the Contract it must give CHED Services a Change Request.

22.2.4CHED Services may request the Contractor to make amendments to a Change Request submitted under clauses 22.2.2(a) or 22.2.3, in which case the Contractor must consider the amendments and notify CHED Services of any changes it requires to the Change Request within 14 days of receipt or submit the amended Change Request and the process described in this clause 22.2. If the parties cannot agree on a Change Request after the same Change Request has been submitted three times, it may be referred to the dispute resolution process set out in clause 28.

22.2.5CHED Services’ Responsible Officer will as soon as practicable notify the Contractor in writing:

(a)that it accepts the Change Request provided under this clause 22.2, in which case CHED Services’ Responsible Officer must issue an amendment to the Framework Agreement or a Contract (as the case may

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be), including, if applicable, a variation of the relevant Contracts’ Supply Sum, in accordance with that Change Request. Once CHED Services’ Responsible Officer has accepted the Change Request in writing under this clause 22.2.5, the Contractor must meet its contractual obligations as amended.

(b)that it does not accept a Change Request provided under this clause 22.2, in which case the parties must continue to perform their respective obligations under the Contract without any variation. In the absence of written acceptance of a Change Request the Contract is not varied.

23.ACCESS TO PREMISES & FACILITIES

23.1.CHED Services Premises & Facilities

23.1.1Subject to the Contractor’s compliance with any Contract, CHED Services will grant to the Contractor, or procure non-exclusive access to premises occupied and facilities used by CHED Services or any Affiliated Company, to the extent required to permit the Contractor to perform or deliver Deliverables that must be performed, or delivered to CHED Services, at those premises. The Contractor must comply with, and must ensure that each of its Personnel comply with, all of CHED Services’ (and if applicable any Affiliated Companies’) security requirements, policies and rules (including those relating to personal behaviour while on premises occupied by CHED Services or its relevant Affiliated Companies, occupational health and safety, and data security), and any reasonable directions that CHED Services or the Affiliated Company gives the Contractor, while any such person is on those premises or accessing or using those facilities.

23.2.Access, Behaviour and Supervision on Sites

23.2.1The Contractor acknowledges that provision of the Deliverables may require it to have contact with Customers on Sites which will be predominantly premises which are owned or controlled by Customers.  The Contractor acknowledges that any of:

(a)poor communication or scheduling with Customers;

(b)unacceptable behaviour by the Contractor’s Personnel whilst on a Site;

(c)Defective or substandard work in connection with the Deliverables applicable to any Site; or

(d)failure to rectify any Defects in the Deliverables installed on any Site or affecting any Meters installed on any Site (or any matters incidental thereto),

may adversely affect the relationship which CHED Services (and its Affiliated Companies) have with the affected Customers and that a reduction in the goodwill of these Customers towards CHED Services (or any of its Affiliated Companies) may cause them (and each of them) loss or damage.

23.2.2The Contractor must comply with, and must ensure its Personnel comply with, the Customer interaction protocol provided by CHED Services and all obligations in

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the relevant SOW that affect or concern the relationship between a Customer and the Contractor in so far as any of the Deliverables, and including any of its obligations under a Support and Maintenance Contract, are concerned with or obligations that require the attendance or presence on a Site by the Contractor or its Personnel.

23.2.3If CHED Services requests it, the Contractor must have on each Site a competent person who can communicate effectively and who is authorised to receive instructions or requests from CHED Services. The Contractor’s competent person must attend all site meetings upon CHED Services’ reasonable request.

23.3.Security

23.3.1If CHED Services provides the Contractor with access passes or keys to Sites or any other premises (Access Passes), the Contractor must protect the Access Passes from misuse and loss to the satisfaction of CHED Services’ Responsible Officer. The Access Passes will at all times remain CHED Services’ property and the Contractor must immediately return them to CHED Services upon the request of CHED Services’ Responsible Officer. The Contractor must not copy any Access Passes without the prior written consent of CHED Services’ Responsible Officer. The Contractor must immediately report to CHED Services’ Responsible Officer any lost or stolen Access Passes that CHED Services has issued to the Contractor. The Contractor must ***.

23.3.2If CHED Services provides the Contractor with security codes, the Contractor must protect the security codes from misuse. The Contractor must ensure that the security codes are only made available to its Personnel who require the security codes in order to perform the obligations under the Contract.

23.3.3The Contractor must ensure that it does not compromise the security of any secured buildings or gates at CHED Services’ premises or the Sites.

23.3.4The Contractor must provide CHED Services with *** CHED Services *** that may be required to have ***. CHED Services may *** in respect of the ***.

23.3.5The Identification Cards will at all times remain CHED Services property. The Contractor must maintain a register of all Identification Cards issued to it by CHED Services. The Contractor must provide CHED Services with access to the register of Identification Cards at times reasonably requested by CHED Services. The Contractor must ensure that each of its Personnel that may be required to have contact with Customers on the Sites to perform any obligations under the Contract, at all times when performing such obligations carry a current Identification Card.

23.3.6The Contractor must *** that CHED Services has ***. The Contractor must *** from ***. CHED Services may at its own expense issue to the Contractor at any time replacement Identification Cards and the Contractor must ensure that all such replacement Identification Cards are used in place of the previously issued Identification Cards and that the previously issued Identification Cards are immediately returned to CHED Services.

23.3.7The Contractor must immediately return to CHED Services:

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(a)all the Identification Cards issued in relation to the performance under a Contract upon expiry or termination of that Contract; and

(b)the Identification Card of any Personnel upon termination of that person’s employment or engagement or upon the request of CHED Services’ Responsible Officer.

23.4.Directions regarding safety

23.4.1CHED Services may order any person or piece of equipment from a Site or any premises of CHED Services or an Affiliated Company should a situation be encountered where, in CHED Services’ opinion, a breach of any statutory or contractual safety requirements may occur, until the breach is remedied.

23.5.Access to Records and Contractor’s Premises

23.5.1The Contractor must retain the documentation specified in this clause created or received by it in relation to the performance of its obligations under a Contract for 6 years from the date of Final Acceptance:

(a)financial records and cost data, as reasonably necessary to substantiate the Contractor’s Tax Invoices;

(b)records pertinent to verifying:

(i)the integrity of CHED Services’ and its Affiliated Companies’ information and data under the possession or control of the Contractor or its Personnel;

(ii)the Contractor’s and its Personnel’s compliance with the data privacy, data protection, confidentiality, Intellectual Property and security requirements under the Framework Agreement or any Contract;

(c)records of communications with, and documents supplied by, Subcontractors and other suppliers relating to the provision of products and services that are ultimately intended for supply to CHED Services; and

(d)such other operational records pertaining to provision of Deliverables and the performance of the obligations under the Framework Agreement and any Contract as an expert provider of services and products in the nature of those specified in the Framework Agreement or a Contract keeps in the ordinary course of its business.

23.5.2The Contractor must retain such records in accordance with generally accepted accounting principles applied on a basis consistent with applicable legal requirements. Financial data must be retained for at least six (6) years after termination or expiration of the applicable Contract. The Contractor must provide access to such records upon request for audits during such time periods.

23.5.3The Contractor must provide CHED Services and any authorised representative of CHED Services nominated in writing by CHED Services and acceptable to the Contractor, acting reasonably, with access to:

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(a)the documents retained under this clause 23.5 promptly upon a written request from CHED Services;

(b)the Contractor’s premises and facilities on reasonable written notice from CHED Services and during business hours,

(c)if CHED Services requires access for:

(d)CHED Services to inspect or audit the Contractor’s performance of its obligations under the Contract;

(e)CHED Services to comply with any Legislative Requirement; or

(f)any reason relating to any person’s safety or the protection of property.

23.5.4The Contractor must permit CHED Services or its authorised representatives to take copies or extracts of ai1y information related to the Contractor’s performance of its obligations under the Contract, and the Contractor must give CHED Services and its authorised representatives all assistance reasonably required during the access under this clause 23.5.

23.6.Audits

23.6.1Without limiting clause 23.5, CHED Services may conduct audits in respect of:

(a)the Contractor’s compliance with all its obligations under a Contract;

(b)to verify the accuracy of the Contractor’s Tax Invoices; and

(c)to verify the Contractor’s compliance with the data privacy, data protection, confidentiality, Intellectual Property and security requirements under this Framework Agreement and any Contract.

23.6.2The Contractor must participate promptly and cooperatively in any audits conducted by the CHED Services or its authorised representative.

23.6.3Except in those circumstances in which notice is not practicable or appropriate, CHED Services must give the Contractor reasonable notice of an audit and, where reasonably practicable, an indication of which documents or class of documents the auditor may require.

23.6.4Each party must bear its own costs associated with any audits.

23.6.5Notwithstanding clauses 23.6.6 and 23.6.7, the requirement for, and participation in, audits does not in any way reduce the Contractor’s responsibility to perform its obligations in accordance with the Contract.

23.6.6CHED Services must use reasonable endeavours to ensure that audits do not unreasonably delay or disrupt the Contractor’s performance of its obligations under the Contract.

23.6.7CHED Services and its authorised representatives will not be given access to the Contractor’s cost data, except in those cases where the Contractor’s cost is used as the explicit basis for invoiced charges.

23.6.8Without limiting the Contractor’s obligation to provide supporting information under clause 16.5.5(c), CHED Services and its authorised representatives may conduct audits on the Contractor’s premises to verify the accuracy of the Contractor’s Tax Invoices.

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23.6.9CHED Services and its authorised representatives may conduct audits on the Contractor’s premises to verify the Contractor’s compliance with the data privacy, data protection, confidentiality, Intellectual Property and security requirements under this Framework Agreement and any Contract no more than *** per calendar year, except where CHED Services reasonably requires access to conduct an audit to investigate any claims of breach of these requirements by the Contractor or its Personnel.

23.6.10The Contractor must promptly take, at no additional cost to CHED Services, corrective action to rectify any error, non-compliance or inaccuracy identified in any audit in the way the Contractor has, under the Contract:

(a)supplied any Deliverables; or

(b)calculated the Supply Sum or any other amounts or fees or charges invoiced to CHED Services.

23.6.11The Contractor must use best endeavours to procure the Subcontractors to provide reasonable access to their records and premises for the purpose of ensuring compliance with clause 23.5 and for the purposes of conducting audits in accordance with clause 23.6.

23.7.Security of Sites & Other Premises

23.7.1To the extent that the Contractor occupies any premises or Sites and from which it provides Deliverables, the Contractor must ensure that any such premises or Sites are secure at all times during the term of a Contract, and that the Contractor does not permit unauthorised persons to enter those locations. In addition to the foregoing, the Contractor must also not do (or refrain from doing) anything that would adversely affect the security of any Site or of any premises owned or leased by CHED Services or any Affiliated Company, and in relation to any Site or any such premises, must also comply with the other provisions of the Contract including clause 23.

24.CONFIDENTIALITY

24.1.Acknowledgment

24.1.1Each party (as a Recipient of Confidential Information) acknowledges that the Discloser’s Confidential Information is the Discloser’s valuable property, and that any unauthorised disclosure or use of it could give rise to considerable damage to the Discloser.

24.2.Obligations of Confidence

24.2.1The Recipient must:

(a)take all reasonable steps to keep all of the Discloser’s Confidential Information confidential;

(b)not use or reproduce any of the Discloser’s Confidential Information other than for the purposes of the relevant Contract;

(c)not disclose any of the Discloser’s Confidential Information to any third party, other than:

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(i)in accordance with the Contract or to the Recipient’s professional advisors for the purposes of obtaining advice in relation to the Contract;

(ii)to those of its contractors or subcontractors who need to know the information for the purposes of the Contract and who sign a deed of confidentiality substantially in the form of Attachment E to Schedule 6;

(iii)in the case of CHED Services’, to its Affiliated Companies;

(iv)to those of its employees who need to know the information for the purposes of the Contract and who have entered into an obligation to keep the Discloser’s Confidential Information confidential; or

(v)to comply with any applicable law or legally binding order of any court, government, semi-government authority or administrative or judicial body, or with the listing rules of an exchange on which the Recipient’s (or its holding company’s) securities are listed (subject always to clause 24.5),

(d)not permit unauthorised persons to have access to any of the Discloser’s Confidential Information;

(e)not make, or permit any other person to make, any unauthorised use or disclosure of any of the Discloser’s Confidential Information; and

(f)ensure that the Recipient’s representatives (including its employees, contractors and subcontractors) do not do or omit to do anything which, if done or omitted to be done by the Recipient, would be a breach of the Recipient’s obligations under this clause 24.

24.3.Notice

24.3.1The Recipient will immediately notify the Discloser of any information which comes to the Recipient’s attention regarding any actual or potential breach of confidentiality, disclosure or unauthorised use of any of the Discloser’s Confidential Information.

24.4.Extent of obligations

24.4.1The provisions of clauses 24.2 and 24.3 do not apply to:

(a)information which at the time of its first disclosure to the Recipient pursuant to the Contract was generally available to the public other than because of a breach of this clause 24 or of any obligation of confidence;

(b)information after it becomes generally available to the public other than because of a breach of this clause 24 or of any obligation of confidence; or

(c)use or disclosure of information by the Recipient:

(i)after the Recipient has received it without an obligation of confidence from a third person who is legally entitled to possess and use information and to provide it to the Recipient, but who is

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not an employee or subcontractor of the Discloser, or an employee of any of the Discloser’s subcontractors; and

(ii)where such use or disclosure accords with the rights or permission lawfully granted to the Recipient by that third person.

24.5.Obligations prior to compulsory disclosure

24.5.1Prior to any disclosure in reliance on clause 24.2.l(c)(v), the Recipient must as soon as reasonably practicable after becoming aware that the disclosure will or is likely to take place or has taken place, use reasonable endeavours to give notice to the Discloser of the disclosure and must provide all reasonable assistance requested by the Discloser to limit the scope of the disclosure and the persons to whom the disclosure is made.

24.6.Delivery on Termination

24.6.1Subject to clause 24.6.2, upon termination of the relevant Contract, the Recipient will:

(a)deliver to the Discloser upon demand, the Discloser’s Confidential Information obtained or produced in relation to that Contract in the Recipient’s possession that is capable of being delivered;

(b)delete, erase, or otherwise destroy any of that Confidential Information contained in computer memory, magnetic, optical, laser, electronic, or other media in the Recipient’s possession or control which is not capable of delivery to the Discloser; and

(c)certify to the Discloser in writing that it has been completed.

24.6.2Despite clause 24.6.1, the Recipient may retain a copy of so much of the Discloser’s Confidential Information as:

(a)the Recipient is required by law to retain or which forms part of the Recipient’s board papers; or

(b)the Recipient is authorised in writing by the Discloser to retain.

24.7.Duration of Obligations

24.7.1All of the Confidential Information continues to be governed by this clause 24 until:

(a)that information becomes known to the Recipient through a legal public source without restriction; or

(b)at the expiry of *** years after expiration or termination of the relevant Contract,

whichever is earlier.

24.7.2Confidential Information that is Technical Data will continue to be governed by this clause 24 following release from escrow but this clause 24.7.2 will not be construed as limiting the rights granted to CHED Services under clauses 26 or 27 and the Escrow Agreement.

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24.8.Acknowledgement

24.8.1CHED Services acknowledges that a breach by CHED Services or by an Affiliated Company of an obligation of relating to Intellectual Property Rights, privacy or confidentiality may cause harm to the Contractor’s business interests which may not be compensated for by an award of damages.

25.PRIVACY

25.1.Compliance with Privacy Laws

25.1.1The Contractor must comply, and must ensure that all Personnel comply, with all Privacy Laws in respect of Personal Information, whether or not the Contractor is an organisation that is bound by the Privacy Act 1988 (Cth). If the Contractor is a small business operator under the Privacy Act 1988 (Cth), then the Contractor will be treated as an organisation that is bound by the Privacy Act 1988 (Cth) in accordance with Section 6EA of the Privacy Act 1988 (Cth).

25.2.Other Privacy obligations

25.2.1The Contractor must, and must ensure that all Personnel:

(a)only access or use Personal Information relating to Customers for the purposes of fulfilling its obligations under a Contract;

(b)not otherwise access, use, modify or disclose that Personal Information except with CHED Services’ prior written consent;

(c)take reasonable measures to ensure that the Personal Information in the Contractor’s or its Personnel’s possession or control or to which the Contractor has access in connection with a Contract is protected against loss and unauthorised access, use, modification or disclosure;

(d)comply with CHED Services’ and the Affiliated Companies’ policies and procedures concerning the collection, storage, security, use and disclosure of Personal Information, as CHED Services notifies to the Contractor from time to time;

(e)ensure that any person who is authorised to have access to any of that Personal Information:

(i)is made aware of, and undertakes in writing, to observe the obligations of this clause 25; and

(ii)does not do or omit to do anything which, if done or omitted to be done by the Contractor, would constitute a breach of this clause 25;

(f)comply with all applicable laws in relation to the collection, storage, security, use and disclosure of Personal Information;

(g)provide all assistance reasonably required by CHED Services to assist CHED Services and any Affiliated Company in complying with its obligations under any Privacy Law in respect of the Personal Information, but such assistance will only be required if the Contractor has or had access to Personal Information; and

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(h)not transfer Personal Information to a person (including itself) in a foreign country without CHED Services’ prior written consent.

25.3.Duration of Obligations

25.3.1The provisions of this clause 25 continue indefinitely after expiration or termination of the Contract.

26.INTELLECTUAL PROPERTY

26.1.IP Rights

26.1.1In relation to the Network Management System, including all Software forming part of the Network Management System, the Contractor grants CHED Services a Licence to use, maintain and support, copy, adapt, ***, and transfer amongst Affiliated Companies.

26.1.2In relation to the Network Components, the Contractor grants CHED Services a Licence to use, maintain and support, ***, and transfer amongst Affiliated Companies.

26.1.3In relation to existing documentation, the Contractor grants CHED Services a Licence to use, copy, modify, ***, and transfer amongst Affiliated Companies.

26.1.4In relation to any other Existing Materials not covered by clauses 26.l.l, 26.1.2, or 26.1.3, that is provided under the Framework Agreement or any Contract the Contractor grants CHED Services a Licence to use the Existing Material to the extent necessary to gain the full benefit of the Existing Material licensed under clauses 26.l.1, 26.l.2, and 26.l.3, and any Developed Materials or Third Party Software.

26.1.5Except where expressly stated to the contrary, a Contract does not affect the ownership of Existing Materials.

26.1.6To the extent that the provision of Deliverables or activities under a Contract by the Contractor necessitates access by the Contractor to CHED Services’ data or materials existing prior to or outside the Framework Agreement (CHED Services’ Materials), CHED Services grants the Contractor a non-exclusive, non-transferable licence to exercise the Intellectual Property Rights in CHED Services’ Materials for purposes solely related to the performance of the Contractor’s obligations under the relevant Contract.

26.1.7Notwithstanding any other provision in a Contract, the Contractor acknowledges that the ownership of CHED Services’ Materials and Intellectual Property Rights in such Materials will remain with CHED Services and the Contractor is only permitted to use CHED Services’ data for the purposes solely related to the performance of the Contractor’s obligations under the Contract (subject to any additional restrictions contained in the Contract).

26.2.Developed Materials

26.2.1***. CHED Services *** to the Contractor a ***, including  ***, to *** the  *** the purpose of the Contractor ***.

26.2.2Upon ***, the Contractor must ***. The  ***:

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(a)where there is ***, upon ***; or

(b)within ***;

whichever occurs earlier.

26.2.3Where CHED Services *** the Contractor is required to *** must ensure that *** to *** made *** by the Contractor ***.

26.3.Third Party Licence

26.3.1Where the Contractor provides CHED Services with any Deliverable that incorporates Software owned by a third party (Third Party Software), the Contractor must provide CHED Services with a Licence to:

(a)copy the Third Party Software into machine readable fom1 to the extent permitted under the Copyright Act 1968 (Cth);

(b)use the Third Party Software on any CHED Services hardware platform/operating system combination;

(c)use, reproduce, revise, adapt and modify the documentation supplied by the Contractor with the Third Party Software.

(d)*** and *** the *** through ***, and ***;

(e)*** in the ***;

(f)***;

(g)transfer amongst Affiliated Companies.

26.4.Replacement

26.4.1If the Developed Materials or Existing Materials infringe or are alleged to infringe any third party right, or if any interlocutory or final judgement restrains the provision or use of the Developed Materials or Existing Materials or holds that any of them infringe any third party right, the Contractor must at its own expense and without prejudice to any other rights of CHED Services do one of the following:

(a)immediately secure all necessary consents for CHED Services’ (and any Affiliated Company’s) undisturbed and ongoing use of the Existing Materials and Developed Materials and the Intellectual Property Rights in respect of them;

(b)immediately modify the Existing Materials and Developed Materials to CHED Services’ satisfaction so that its supply or use is not restrained or infringing,

or if either of the above is not possible;

(c)immediately secure the supply or use on terms no less favourable than the Contract replacement Existing Materials and Developed Materials of equal functionality and ease of use.

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26.5.Affiliated Companies

26.5.1The Contractor acknowledges that:

(a)the Deliverables will be used by one or more of the Affiliated Companies;

(b)CHED Services holds the benefit of all Licenses associated with the Deliverables given by the Contractor under the Framework Agreement and any Contract for itself and on trust for each of its Affiliated Companies; and

(c)the Affiliated Companies are entitled to exercise the rights under, and may directly enforce against the Contractor, the Licences set out in this clause 26.

26.6.Intellectual Property Indemnity

26.6.1The indemnity referred to in clause 20.1.l(d) applies whether or not legal proceedings are instituted by a third party against CHED Services or any Affiliated Companies alleging that the exercise of any rights arising or purportedly arising under this Framework Agreement or a Contract infringe that third party’s rights and, if such proceedings are instituted, irrespective of the means, manner or nature of any determination.

26.6.2Each party must notify the other party as soon as practicable after it becomes aware of any infringement, suspected infringement or alleged infringement of the rights of any person by the exercise of any rights arising or purportedly arising under this Framework Agreement or a Contract.

26.6.3The Contractor must at its own expense, conduct the defence of a claim of the type contemplated in clause 26.6.1. The Contractor will have control over such defence but must consider and take into account CHED Services’ and any Affiliated Companies’ requirements relating in any way to that defence or to negotiations for settlement of the claim to the extent that the defence or settlement of the claim may have a material adverse impact on CHED Services or any Affiliated Companies. The Contractor may not agree to any terms of settlement without CHED Services’ consent, which CHED Services will not unreasonably withhold or delay. CHED Services may otherwise participate in the action with its own counsel and at its own expense. CHED Services will, if requested by the Contractor but at the Contractor’s expense, provide the Contractor with assistance in conducting the defence of a claim.

26.7.Provision of Technical Data

26.7.1The Contractor must give CHED Services all Technical Data listed in Section 1 of Attachment K to the relevant SOW and any other documentation reasonably requested by CHED Services to enable it to exercise the rights CHED Service obtains under clause 26 or to derive the full benefit of any Deliverable. The Contractor must give these documents to CHED Services, in a format acceptable to CHED Services, at the times specified in the Contract, or if no time is specified in the Contract at the times reasonably requested by CHED Services.

26.7.2If the Deliverables include commissioning works, the Contractor must provide to CHED Services all pre-commissioning documentation relating to such

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commissioning works in a form acceptable to CHED Services, at least 14 days prior to the Contractor’s proposed date for installation or commissioning of any item that is commissioned or installed.

26.8.Duration of Obligations

26.8.1The provisions of ***.

27.ESCROW

27.1.Escrow Agreement

27.1.1On or before the date of this Framework Agreement, the Contractor must enter into an escrow arrangement substantially in the form of the Escrow Agreement set out in Attachment A to Schedule 6 with an escrow agent that must have and maintain an Australian address for service.

27.1.2The Contractor must deposit with the escrow agent all Source Code and the Technical Data listed in Section 2 of Attachment K to the relevant SOW, *** and must comply with all other obligations under the Escrow Agreement.

27.1.3The Contractor represents and warrants to CHED Services that at all times during the term of this agreement the material deposited under the Escrow Agreement will be sufficient to enable an appropriately trained programmer or software engineer to maintain and support the Software.

27.1.4The escrow agent under the Escrow Agreement may not be changed without the prior written agreement of both parties.

27.1.5The parties agree that if any of the events specified in this clause occur and provided that CHED Services has given at least *** Business Days notice to the Contractor of its intention to access the material deposited under the Escrow Agreement, CHED Services will be entitled to notify the escrow agent to release the material deposited under the Escrow Agreement, and if it does so, CHED Services will not be required to pay to the Contractor any fees, charges, costs, expenses or other amounts in connection with the exercise of CHED Services’ right under this clause and the Escrow Agreement:

(a)the Contractor *** to the extent that *** the Contractor or its Personnel;

(b)the Contractor *** with *** in the *** and ***, after receiving a ***;

(c)the Contractor is or will be unable to pay debts as they fall due;

(d)the Contractor tries to enter into a composition or arrangement with its creditors;

(e)the Contractor makes a general assignment for the benefit of its creditors;

(f)the Contractor has an administrator appointed or a receiver appointed for the Contractor or its property;

(g)the Contractor ceases its business or goes into liquidation or is wound up otherwise than for the purpose of reconstruction, or a meeting is called for the purpose of considering the appointment of a liquidator;

(h)***;

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(i)the Contractor is issued with a *** from *** and the Contractor *** within, the time period specified ***;

(j)the Contractor files or any other person files against the Contractor under the US Bankruptcy Code for reorganisation or liquidation or any other law for debtors’ relief, or the Contractor takes any steps to seek a moratorium on collection of any debts or appoint any trustee over any assets or any other step under Chapter 7 or Chapter 11 of the US Bankruptcy Code,

27.1.6If any material relating to the Network Management System or Network Components is released from escrow under the Escrow Agreement entered into by the parties in accordance with this clause 27.1, the Contractor grants, and must ensure that all Subcontractors and all owners of Third Party Software grant, in addition to all Licences granted under clause 26, a Licence to CHED Services to:

(a)in relation to the Network Management System (including all Software forming part of the Network Management System) *** do not include any right to ***; and

(b)in relation to the Network Components, to manufacture, modify, reverse engineer, sell and hire. These Licence rights do not include any right to commercialise the Network Components.

28.RESOLUTION OF DISPUTES

28.1.Disputes generally

28.1.1If a dispute arises between the parties in connection with this Framework Agreement or any Contract, neither party may issue legal proceedings in respect of that dispute unless it has first complied with this clause 28.

28.1.2The disputing party must give written notice of the dispute (“Dispute Notice”), including reasonable particulars to the Responsible Officer of the other party.

28.1.3If the dispute relates to:

(a)a Contract, the SOW Management Committee for that Contract; or

(b)the Framework Agreement, the Project Management Committee;

must meet within 7 days of receipt of the Dispute Notice and endeavour to resolve the dispute in good faith.

28.1.4If the meeting required under clause 28.1.l does not take place within the time specified in clause 28.1.1 (or such further period as the parties agree in writing), or if the dispute remains unresolved 7 days or more after that settlement meeting, the parties must refer the dispute to the level of General Manager AMI Services or equivalent from each party’s organisation who must then meet within 28 days of the Dispute Notice and endeavour to resolve the dispute in good faith within 7 days of the meeting.

28.1.5If the dispute is not resolved under clause 28.1.4 within the period referred to in that clause (or such longer period as the parties agree in writing), either party may refer the dispute to mediation by a mediator to be agreed between the parties, or if the parties are unable to agree upon a mediator within 7 days, a mediator to be

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nominated by the President for the time being of the Law Institute of Victoria or his or her nominee. Mediation must be conducted in Melbourne, or such other location as CHED Services agrees.

28.1.6Either party may issue legal proceedings in a court of competent jurisdiction, in respect of the matters the subject of the dispute, only if a mediation pursuant to clause 28.1.5 does not result in a settlement of the dispute within 60 days after the Dispute Notice (or such longer period as the parties agree in writing).

28.1.7During a dispute, the Contractor must continue to perform its obligations under the Framework Agreement or the Contract (including providing the Deliverables).

28.1.8Nothing in this clause 28 will preclude a party from seeking urgent injunctive relief in cases of genuine urgency without having complied with the requirements of this clause 28.

28.2.Disputes on adjustments to the Supply Sum

28.2.1If the parties *** under *** may *** of the *** to be made by the ***, unless ***. The *** must include *** and its ***. If the *** does not ***, then ***.

28.2.2The *** will be *** or, if the ***, the *** will be *** for this purpose.

28.2.3The *** will ***. The *** will *** the parties may make ***. The parties will ***.  The parties ***.

28.2.4The *** shall ***.

28.2.5If the ***:

(a)is ***, then each party ***;

(b)is ***, then ***;

(c)is ***, then the ***.

29.TERMINATION

29.1.Notification of breach

29.1.1The Contractor must notify CHED Services immediately if the Contractor breaches any of its obligations under the Framework Agreement or any Contract, including if the Contractor breaches any obligation relating to
Intellectual Property Rights, confidentiality or privacy, or compliance with any law.

29.2.Contractor’s default

29.2.1CHED Services may immediately terminate the Framework Agreement, or any or all Contracts, or reduce the scope of the Framework Agreement or any or all Contracts or take over the provision of all or any part of the Deliverables by written notice to the Contractor if:

(a)the Contractor *** to the extent that *** of the Contractor or its Personnel;

(b)the Contractor fails to comply with any material requirement in the Framework Agreement or any Contract and fails to remedy that breach

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within *** days, or such other longer period as CHED Services may at its discretion allow, after receiving a written notice from CHED Services to remedy the breach;

(c)the Contractor is or will be unable to pay debts as they fall due;

(d)the Contractor tries to enter into a composition or arrangement with its creditors;

(e)the Contractor makes a general assignment for the benefit of its creditors;

(f)the Contractor has an administrator appointed or a receiver is appointed for the Contractor or its property;

(g)the Contractor ceases its business or goes into liquidation or is wound up otherwise than for the purpose of reconstruction, or a meeting is called for the purpose of considering the appointment of a liquidator;

(h)an execution is levied against the Contractor in any amount in excess of ***;

(i)the Contractor is issued with a statutory demand in excess of *** from any person and the Contractor fails to satisfy the statutory demand within the time period specified in the statutory demand; or

(j)the Contractor files or any other person files against the Contractor under the US Bankruptcy Code for reorganisation or liquidation or any other law for debtors’ relief, or the Contractor takes any steps to seek a moratorium on collection of any debts or appoint any trustee over any assets or any other step under Chapter 7 or Chapter 11 of the US Bankruptcy Code.

29.2.2For avoidance of doubt:

(a)a breach by the Contractor of a term of the Framework Agreement is deemed to be a breach of a term of the Contract;

(b)if CHED Services is entitled to terminate the Framework Agreement or a Contract pursuant to two or more grounds set out in clause 29.2.1, CHED Services may terminate the Framework Agreement or the Contract pursuant to any of those grounds;

(c)the rights of CHED Services to terminate or reduce the scope of the Framework Agreement or any Contract under clause 29.2.1 are in addition to any other right or remedy CHED Services may have in relation to the Framework Agreement or the Contract.

29.3.Termination for CHED Services’ default

29.3.1The Contractor may only terminate a Contract for the events specified ***.

29.3.2The Contractor may terminate a Contract by written notice to CHED Services if:

(a)CHED Services ***:

(i)*** in relation to *** and has not ***; or

(ii)the *** in relation to***, where ***;

(b)the Contractor has ***; and

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(c)CHED Services has ***,

29.3.3except where the failure by CHED Services *** was due to *** under the Contract.

29.3.4The Contractor may terminate a Contract by written notice to CHED Services if:

(a)CHED Services has ***;

(b)the Contractor has served a notice on CHED Services requiring it to cease the activity that is the subject of the breach or, if possible, remedy the breach within *** days of the date of the notice; and

(c)CHED Services has failed to comply with that notice.

29.4.Consequences of termination for default

29.4.1If CHED Services terminates the Framework Agreement, or any or all Contracts, or cancels or reduces the scope of the Framework Agreement or of any or all Contracts, or takes over the provision of all or any part of the Deliverables in accordance with clause 29.2, CHED Services may employ other people to provide all or any part of the Deliverables at the Contractor’s expense, provided that CHED Services must, with regard to the prevailing circumstances at the time and the requirements of the Framework Agreement and the relevant Contracts, use reasonable endeavours, to obtain market rates and prices for that work.

29.4.2If CHED Services terminates the Framework Agreement, or any or all Contracts or reduces the scope of the Framework Agreement or of any or all Contracts, or cancels or takes over the provision of any Deliverable in accordance with clause 29.2, CHED Services will pay to the Contractor the portion of the relevant Supply Sum due to the Contractor at the time of termination or reduction of the scope of the Framework Agreement or any or all Contracts, or cancelling or taking over the provision of any Deliverable, if any, after deducting all costs, expenses, losses and damages CHED Services suffers as a consequence of doing so, such deduction being subject to clause 20.4. If there are insufficient funds to meet CHED Services’ costs, expenses, losses and damages then the balance is a debt payable by the Contractor to CHED Services and without prejudice to any rights it may have, CHED Services may set that amount off against any amount that CHED Services may owe the Contractor, or CHED Services may *** the Contractor ***.

29.5.Termination without cause

29.5.1CHED Services may terminate the Framework Agreement, or any or all Contracts or reduce the scope of the Framework Agreement or of any or all Contracts, or cancel or take over the provision of part or all of any Deliverables without cause at any time by giving the Contractor at least *** days’ written notice to that effect. If CHED Services terminates the Framework Agreement or any or all Contracts or reduces the scope of the Framework Agreement or of any or all Contracts, or cancels or takes over the provision of any Deliverables under this clause 29.5, CHED Services will not have any liability to the Contractor either generally (if CHED Services terminates or reduces the scope of the Framework Agreement or any or all Contracts) or in respect of the relevant Deliverables as cancelled or taken over, other than as provided in clause 29.6.

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29.5.2If CHED Services issues a notice under clause 29.5.1 the Contractor must:

(a)stop work in accordance with the notice;

(b)comply with any directions given to the Contractor by CHED Services; and

(c)mitigate all loss, costs (including the costs of its compliance with any directions) and expenses in connection with the termination, including those arising from affected Subcontracts.

29.6.Consequences of termination without cause

29.6.1If CHED Services terminates the Framework Agreement or any or all Contracts or reduces the scope of the Framework Agreement or of any or all Contracts, or cancels or takes over the provision of any Deliverables under clause 29.5, CHED Services will be liable for:

(a)the *** in respect of *** that have been provided and *** in accordance with the Contract up to *** but not already ***;

(b)the Contractor’s *** arising from ***, or any or all Contracts or the provision of *** in accordance with ***, other than:

(i)*** relating to any of the *** (such as *** or *** or *** or ***); and

(ii)*** on any one or all of ***,

and provided that ***. The Contractor must *** and *** that the Contractor ***; and

(c)the *** of *** by the Contractor for *** but that cannot now *** or cannot *** for *** or *** or *** for *** or ***, provided that the Contractor must ***, and *** to CHED Services,

and subject always to ***.

29.7.Transition Services

29.7.1If the Framework Agreement, or any Contract is terminated or reduced in scope for any reason or CHED Services cancels or takes over the provision of any Deliverables under clause 29, the Contractor must, if CHED Services requires it to do so and at CHED Services’ reasonable expense, provide all assistance reasonably necessary to transfer the relevant Deliverables to CHED Services, or to an alternative service provider, in a manner that ensures continued provision of the Deliverables including compliance with any relevant Transition Plan attached to any Contract. In addition to ***, the Contractor must ***:

(a)providing ***, and *** necessary for the *** CHED Services ***;

(b)undertaking *** necessary *** the Contractor ***
relating to the ***; and

(c)any additional *** necessary for an  ***.

29.7.2If the Framework Agreement expires or if CHED Services terminates or reduces the scope of the Framework Agreement or a Contract or cancels the provision of

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any Deliverables under clause 29 or if the Contractor terminates a Contract under clause 29.3, the Contractor is obliged to provide the transition services if CHED Services requests it, and will be entitled to charge CHED Services for those transition services at a reasonable rate to be agreed by the parties (acting reasonably).

29.8.No additional compensation upon termination

29.8.1If CHED Services terminates the Framework Agreement, any Contract or reduces the scope of the Framework Agreement or of any or all Contracts, or takes over the provision of any Deliverable, then subject to clause 29.5, the Contractor is not entitled to any additional compensation or payment, in respect of the remaining period of the Framework Agreement, the relevant Contract or that Deliverable (as the case may be).

29.9.Other Contracts not affected by Termination

29.9.1If, under this clause 29, CHED Services terminates:

(a)the Framework Agreement only, the Contractor must continue performing its obligations under all Contracts;

(b)the Framework Agreement and one or more Contracts, the Contractor must continue performing its obligations under all Contracts that have not been terminated;

(c)one or more Contracts, the Contractor must continue performing its obligations under the Framework Agreement and all Contracts that have not been terminated.

29.10.Other Rights not affected by Termination

29.10.1Termination or reductions in scope under this clause 29 will be without prejudice to any other rights or remedies to which CHED Services may be entitled at law.

29.11.Surviving Obligations

29.11.1Termination or reduction in scope under this clause 29 or expiry does not affect any provisions which are stated, or by their context are required, to survive termination.

30.NATURE OF RELATIONSHIP

30.1.Independent Contractors

30.1.1The relationship between the parties is the relationship of independent contractors.

30.1.2Nothing in this Framework Agreement or any Contract is intended by the parties to constitute the Contractor as CHED Services’ or an Affiliated Company’s employee or agent, and the Contractor has no express or implied authority to bind CHED Services in any manner whatsoever without CHED Services’ prior written consent.

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30.1.3Nothing in this Framework Agreement or any Contract will be construed as creating a partnership or joint venture between the parties or to create any fiduciary relationship between any of the parties.

30.2.Personnel Entitlements

30.2.1CHED Services will not pay the Contractor or the Contractor’s Personnel any holiday pay, sick pay, severance pay, long service leave or any other entitlement which an employee has in respect of his or her employer. Payments made by CHED Services to the Contractor or the Contractor’s Personnel are not payment of wages or salary or any other employment entitlements.

30.3.Taxes

30.3.1The Contractor accepts full responsibility to attend to the payment of all income tax, profit or salary tax or other taxes imposed on an employer in respect of employees under any law, other than to the extent that CHED Services is required to withhold any payments under PAYG. The Contractor also accepts full responsibility for payment of all superannuation contributions.

31.MISCELLANEOUS

31.1.Entire agreement

31.1.1Unless expressly provided otherwise, the Framework Agreement is the entire agreement about the matters the Framework Agreement deals with and any Contract contains the entire agreement of the parties in relation to the matters the Contract deals with. No party can rely on an earlier contract, correspondence or anything else in writing, or anything said or done by another party (or by a director, officer, agent or employee of that party) before the Framework Agreement or the relevant Contract was executed.

31.2.Conflict of interest

31.2.1The Contractor warrants and represents to CHED Services that neither the Contractor nor any of its Personnel who will be involved in performing work under the Framework Agreement or any Contract has any current conflict of interest known as at the date of the Framework Agreement

31.2.2The Contractor must inform CHED Services of any matter connected with the Framework Agreement or any Contract which may give rise to an actual or potential conflict of interest at any time during the period of the Framework Agreement or any Contract.

31.3.Joint and several liability

31.3.1If the Contractor is more than one person, each reference in this Framework Agreement or a Contract to the “Contractor” is to be treated as a reference to each of those persons individually, and to each of them jointly with any one or more of the others.

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31.4.Assignment

31.4.1Subject to clause 31.4.2, the Contractor must not assign, novate or otherwise dispose of any of its rights or obligations under the Framework Agreement or a Contract unless the Contractor first obtains CHED Services’ prior written consent (which may be subject to conditions but must not be unreasonably withheld or delayed). If the Contractor assigns, novates or otherwise disposes of any of its rights or obligations under the Framework Agreement or a Contract without CHED Services’ prior written consent, CHED Services may exercise its termination rights under clause 29.5 without an obligation to make any payments under clause 29 .6

31.4.2The Contractor may assign its rights and obligations under the Framework Agreement and Contracts in connection with a merger, acquisition or sale of substantially all of the Contractor’s relevant assets, provided, however, ***.

31.4.3CHED Services may assign, novate or otherwise dispose of any of its rights under the Framework Agreement or any Contract without prior written consent of the Contractor.

31.4.4The Framework Agreement and any Contract continues for the benefit of, and binds, a successor in title of either party, including a person to whom such party’s rights and obligations are assigned in accordance with clause 31.4.l.

31.5.Change of Control

31.5.1The Contractor must *** to *** of a ***
and must *** to consider ***.

31.5.2In considering whether ***, CHED Services will consider whether:

(a)the Contractor***;

(b)the change ***;

(c)the Contractor ***;

(d)*** CHED Services ***; and

(e)the Contractor *** the CHED Services *** CHED Services *** in relation to***.

31.5.3If CHED Services is not satisfied of the matters in clause 31.5.2, CHED Services may exercise its termination rights under clause 29.5 without an obligation to make any payments under clause 29.6.

31.5.4In this clause “controlling interest” means a person or group of persons that is entitled (within the meaning of this expression in section 609 of the Corporations Act 2001) to at least *** of the voting shares in the Contractor or that has effective control of the Contractor within the meaning of section 50AA of the Corporations Act 2001.

31.6.Governing law

31.6.1The Framework Agreement and any Contract is governed by the law in force in Victoria.

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31.6.2The parties submit to the non-exclusive jurisdiction of the courts of Victoria and courts which may hear appeals from those courts in respect of any proceedings in connection with the Framework Agreement and any Contract.

31.7.Permits

31.7.1Where the provision of Deliverables involves any activity requiring a permit, licence or consent, the Contractor must obtain and pay for all permits, licences, and consents required by Relevant Authorities.

31.7.2The Contractor must give all notices necessary to comply with the requirements of Relevant Authorities in relation to the Deliverables at the Contractor’s expense. The Contractor must give copies of all such notices to CHED Services.

31.8.Waiver

31.8.1The fact that a party fails to do, or delays in doing, something that party is entitled to do under this Framework Agreement or any Contract, does not amount to a waiver of any obligation, or breach, of obligation by that party.

31.8.2A waiver by a party is only effective if it is in writing.    A written waiver by a party is only effective in relation to the particular obligation or breach in respect of which it is given. It is not to be treated as an implied waiver of any other obligation or breach, or as an implied waiver of that obligation or breach in relation to any other occasion.

31.9.Severability

31.9.1If a clause or part of a clause can be read in a way that makes it illegal, unenforceable, invalid or unreasonable, but can also be read in a way that makes it legal, enforceable, valid or reasonable, it must be read in the latter way. If any clause or part of a clause is illegal, unenforceable or invalid that clause or part is to be treated as removed from the Framework Agreement or a Contract, but the rest of the Framework Agreement or Contract is not affected.

Advanced Metering InfrastructureEXECUTION
Technology And Network Design

EXECUTION

EXECUTED as a Deed.

SIGNED SEALED AND DELIVERED for

and on behalf of CHED Services Pty Ltd

(ABN 14 1l2 304 622) in accordance with

section 127 of the Corporations Act 2001 in

the presence of:

SIGNED SEALED AND DELIVERED for

And on behalf of Silver Spring Networks

Inc (ABN 25 630 693 963)

in the presence of:

/s/ Peter Tulloch	/s/ Shane A. Breheny
(Signature of director)	(Signature of director)

Peter Tulloch	Shane A. Breheny
(Print Name of director)	(Print Name of director)

SIGNED SEALED AND DELIVERED for
and on behalf of Silver Spring Networks
Inc (ABN 25 630 693 963)
In the presence of:	/s/ Scott Lang
(Signature of authorized representative)
/s/ Jordan J. Breslow
(Signature of witness)	Scott A Lang
Chairman and Chief Executive Officer
Jordan J. Breslow General Counsel and Secretary
(Print Name of witness)

Advanced Metering InfrastructureANNEXURE
Technology And Network DesignDETAILS

ANNEXURE – DETAILS

1.PARTIES’ DETAILS
CHED SERVICES PTY LTD
ACN	ACN 112 304 622
ABN	14 112 304 622
Address for Notices	40 Market St. Melbourne, VIC 3000
Australia
Facsimile number for Notices	+61 3 9683 4200
Name of Addressee for Notices	Company Secretary
Address for Tax Invoices	PO Box 185, Geelong, VIC 3220
Australia
Responsible Officer	***
Telephone number of Responsible Officer	***
Facsimile number of Responsible Officer	***

CONTRACTOR
Name of Contractor	Silver Spring Networks Inc
ABN	25 630 693 963
Address for Notices	***
with a copy to Dan Middleton, Silver Spring Networks Inc, 555 Broadway Street, Redwood City, California USA 94063
Address of the registered office of the Contractor	555 Broadway Street, Redwood City, California USA 94063
Facsimile number for Notices	+1 650 556 0081
Name of Addressee for Notices	***
Responsible Officer	***
Telephone number of Responsible Officer	***
Facsimile number for Responsible Officer

88

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2.TERM
Commencement Date	On execution of this Framework Agreement
End Date	*** (subject to the exercise by CHED Services of any options to extend)

3. SECURITY
For Framework Agreement and any Contracts (other than any Support and Maintenance Contract) – clause 7.1.1(a)
Amount of Security	***
Form of Security	***
Conditions for Release of Security-and proportions for Release of Security	Subject to CHEC Services’ rights under the Framework Agreement and each Contract:
1. ***
2. ***
for Framework Agreement and any Support and Maintenance Contract - clause 7.1.1(b)
Amount of Security	***
Form of Security	***
Conditions for Release of Security- and proportions for Release of Security	Subject to CHED Services’ rights under the Framework Agreement and each Contract, at the expiry of the term of the Support and Maintenance Contract
4.INSURANCE
Product Liability
Company	St Paul Fire and Marine Ins Co, American International Specialty Lines Ins Co, Columbia Casualty Company
Limit of Cover	Minimum *** per occurrence, and in the aggregate per annum
Policy No.	***
Expiry Date	29 January 2010

Advanced Metering InfrastructureANNEXURE
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(this insurance must be kept in force thereafter in accordance with clause 21.1.4)
Public Liability
Company	St Paul Fire and Marine Ins Co, American International Specialty Lines Ins Co, Columbia Casualty Company
Limit of Cover	Minimum *** for any one claim, and in the aggregate per annum.
Policy No.	***
Expiry Date	*** (this insurance must be kept in force thereafter in accordance with clause 21.1.4)
Transit Insurance
Company	National Liability & Fire Insurance Company
Limit of Cover	The total invoiced value of the Products being shipped or otherwise transported *** mark up per shipment / transport
Policy No.	***
Expiry Date	*** (this insurance must be kept in force thereafter in accordance with clause 21.1.4)

Professional Indemnity (including cover for Errors/Omissions with respect to Information Technology Products/Services)
Company	To be advised by the Contractor within 3 days of the execution of the Framework Agreement
Limit of Cover	Minimum *** for any one claim, and in the aggregate per annum.
Policy No.	To be advised by the Contractor within 3 days of the execution of the Framework Agreement
Expiry Date	To be advised by the Contractor within 3 days of the execution of the Framework Agreement
Run-off Period	7 years after termination or expiration of the Framework Agreement

Advanced Metering InfrastructureANNEXURE
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Workers’ Compensation
Authority	QBE Workers Compensation (Vic) Limited on behalf of Victorian Work Cover Authority trading as WorkSafe Victoria
Policy No.	***
Expiry Date	***
(this insurance must be kept in force thereafter in accordance with clause 21.3.1)

Advanced Metering InfrastructureSCHEDULE 1
Technology And Network DesignDRAFT SOW

SCHEDULE 1 – DRAFT STATEMENTS OF WORK

See attached

92

CHED Services Pty Ltd

ABN 14 112 304 622

Statement of Work [INSERT NO.]

[INSERT Title]

Contractor: Silver Spring Networks Inc

Contractor's ABN: 25 630 693 963

Contract Number: #

Advanced Metering Infrastructure Technology and Network Design

Advanced Metering InfrastructureSTATEMENT OF WORK #[INSERT]

Technology and Network Design[INSERT TITLE]

Introduction1

Definitions, Acronyms & Abbreviations1

Conditions of Contract1

1

Commencement Date and Term1

Supply Sum and Payment Schedule2

Deliverables2

2

2

2

2

2

2

[Optional] - Warranties3

Warranty Period3

3

Personnel3

[OPTIONAL] Service Levels3

3

[OPTIONAL] Liquidated Damages3

[OPTIONAL *** and Performance Guarantee3

3

4

SOW Management4

4

[OPTIONAL Insurance4

[OPTIONAL Security4

Approved Sub-Contractors4

Transition4

Parties Details4

Execution.....................................................................................................................................................................5

Advanced Metering InfrastructureSTATEMENT OF WORK #[INSERT]

Technology and Network Design[INSERT TITLE]

1Introduction

1.1[insert]

2Definitions, Acronyms & Abbreviations

2.1In addition to terms defined in the General Terms of the Framework Agreement, the following definitions, acronyms and abbreviations apply to this Statement of Work (SOW):

Framework Agreement means the Framework Agreement for the Advanced Metering Infrastructure Technology and Network Design executed by the parties;

Schedule means a Schedule of the Framework Agreement.

[INSERT ADDITIONAL DEFINITIONS IF REQUIRED].

3Conditions of Contract

3.1This SOW is made under the Framework Agreement.

3.2The terms of the Framework Agreement are incorporated into and apply in full to this SOW, as provided for in the Framework Agreement.

3.3In accordance with the objectives of the Framework Agreement, CHED requires the Contractor to provide the Deliverables as set out in Attachment B to this SOW. The Contractor has agreed to provide the Deliverables as set out in Attachment B to meet the requirements in Schedule 8 and the Specifications as set out in Attachment A to this SOW.

Documents that make up this SOW

3.4This SOW is comprised of this document and the Attachments to this SOW. This SOW will be interpreted as set out in the Framework Agreement. Where CHED Services notifies the Contractor that a plan is Approved, or an update to a plan is Approved, the Approved Plan is incorporated into the SOW. CHED Services will issue a revised SOW, including the Approved plan.

4Commencement Date and Term

4.1This SOW commences on [INSERT].

4.2The Contractor must comply with the timeframes, Dates for Delivery and any Milestones set out in the Project Plan at Attachment C to this SOW.

4.3[OPTION A - for supply of design, development and implementation services and product supply] Unless otherwise agreed by the parties or terminated as set

1

Advanced Metering InfrastructureSTATEMENT OF WORK #[INSERT]

Technology and Network Design[INSERT TITLE]

out in the Framework Agreement,  this SOW will end on the last date of Acceptance for all Deliverables specified in Attachment B to this SOW.

4.4[OPTION B - for support and maintenance services] Unless otherwise agreed by the parties, terminated in accordance with the Framework Agreement, or extended in accordance with the Framework Agreement, this SOW will continue for a period of [INSERT] years from the date of commencement.

5Supply Sum and Payment Schedule

5.1Subject to compliance with clause 16 of the Framework Agreement, the Supply Sum for this SOW is set out in and will be payable in accordance with, the Payment Schedule in Attachment E.

6Deliverables

6.1The Contractor must provide the Deliverables described in Attachment B in accordance with the timeframes, Milestones and Dates for Delivery specified in Attachment C and must ensure that all Products and Services meet the Functional Requirements in Schedule 8 and the Specification in Attachment A. Without limiting Attachment B, the Deliverables involve the Products and Services set out below:

Products

6.2[INSERT Products - link to Attachment B and Specifications in Attachment A]

Services

6.3[INSERT Services link to Attachment B and Specifications in Attachment A]

6.4[Consider whether training services are required in relation to the Products]

Documents and Plans

6.5[INSERT Documents and Plans to be delivered for approval]

Performance Criteria

6.6[insert performance criteria if any - link to Attachment F]

Project Plan & Milestones

6.7The Contractor must satisfy the requirements of the Project Plan and the Dates for Delivery and Milestones in Attachment C.

Acceptance Tests

6.8The parties will undertake the Acceptance Tests developed from the draft Test Plan in Attachment D.

2

Advanced Metering InfrastructureSTATEMENT OF WORK #[INSERT]

Technology and Network Design[INSERT TITLE]

7[Optional] - Warranties

7.1In addition to the warranties provided in the Framework Agreement the following warranties apply to this SOW:

7.1.1[INSERT]]

8Warranty Period

Commencement and duration

8.1If the warranty period specified in the Framework Agreement does not apply to a Deliverable,  the warranty period for a Deliverable produced in connection with this SOW is set out in Attachment G.

9Personnel

9.1The Personnel under this SOW and the tasks they will perform are set out in Attachment J.

10[OPTIONAL] Service Levels

Targets

10.1Service level targets are set out below:

10.1.1[INSERT]

Service Credits

10.2The Service Credits applicable for failure to meet the Service Level targets are:

10.2.1[INSERT]]

11[OPTIONAL] Liquidated Damages

11.1The Liquidated Damages payable for failure to meet the milestones are set out in Attachment H.

11.1.1[INSERT] per day.]

12[OPTIONAL *** and Performance Guarantee

***

12.1[INSERT]

3

Advanced Metering InfrastructureSTATEMENT OF WORK #[INSERT]

Technology and Network Design[INSERT TITLE]

Performance Guarantee

12.2INSERT]]

13SOW Management

Reports

13.1[INSERT specific reports required for this SOW]

14[OPTIONAL Insurance

14.1In addition to the insurance required under the General Terms,  the following insurance is required in relation to this SOW:

Type of Insurance	Special Conditions	Minimum cover required

15[OPTIONAL Security

15.1In addition to the security requirements set out in the General  Terms,  the  following security requirements apply to this SOW:

15.2[INSERT]]

16Approved Sub-Contractors

16.The Approved Subcontractors which the Contractor may use are set out in Attachment I.

17Transition

17.1The Contractor must comply with the Transition Plan set out in Attachment .

18Parties Details

18.1For the purposes of notices sent in relation to this SOW, the addresses and contact details in Attachment J  apply.

4

Advanced Metering InfrastructureSTATEMENT OF WORK #[INSERT]

Technology and Network Design[INSERT TITLE]

Execution

Executed as an Agreement

Date:

Signed for and on behalf of CHED SERVICES

PTY LTD[insert CHED Services execution

clause]

Signed for and on behalf of Silver Spring

Networks Inc[insert SSN’s execution

clause]

5

Advanced Metering InfrastructureSTATEMENT OF WORK #[INSERT]

Technology and Network Design[INSERT TITLE]

Attachment A - Specifications

[insert]

6

Advanced Metering InfrastructureSTATEMENT OF WORK #[INSERT]

Technology and Network Design[INSERT TITLE]

Attachment B - Deliverables

[insert]

7

Advanced Metering InfrastructureSTATEMENT OF WORK #[INSERT]

Technology and Network Design[INSERT TITLE]

Attachment C - Project Plan and Milestones

[insert]

8

Advanced Metering InfrastructureSTATEMENT OF WORK #[INSERT]

Technology and Network Design[INSERT TITLE]

Attachment D - Draft Test Plan

Acceptance Tests: [insert]

Acceptance Criteria: [insert]

9

Advanced Metering InfrastructureSTATEMENT OF WORK #[INSERT]

Technology and Network Design[INSERT TITLE]

Attachment E - Costs and Payment

Supply Sum: [insert]

Payment Schedule: [insert]

10

Advanced Metering InfrastructureSTATEMENT OF WORK #[INSERT]

Technology and Network Design[INSERT TITLE]

Attachment F - Performance Criteria

[insert]

11

Advanced Metering InfrastructureSTATEMENT OF WORK #[INSERT]

Technology and Network Design[INSERT TITLE]

Attachment G - Warranties

[insert if required]

12

Advanced Metering InfrastructureSTATEMENT OF WORK #[INSERT]

Technology and Network Design[INSERT TITLE]

Attachment H - Liquidated Damages

Event	Rate ($US)
[insert]

13

Advanced Metering InfrastructureSTATEMENT OF WORK #[INSERT]

Technology and Network Design[INSERT TITLE]

Attachment I - Approved Subcontractors

Name
ABN
Address
Telephone No.
Facsimile No.
Email
Work to be Subcontracted (including significance)
Products (including Network Components / Services to be supplied)

Name
ABN
Address
Telephone No.
Facsimile No.
Email
Work to be Subcontracted (including significance)
Products (including Network Components / Services to be supplied)

14

Advanced Metering InfrastructureSTATEMENT OF WORK #[INSERT]

Technology and Network Design[INSERT TITLE]

Attachment J - Details

1.CHED Services' Representative

Address for Correspondence[insert details]

Address for Invoices

SOW Manager

Telephone No.

Facsimile No.

E-mail Address

Mobile No.

2.Contractor's Representative

Address for Correspondence[insert details]

Address for Invoices

SOW Manager

Telephone No.

Facsimile No.

E-mail Address

Mobile No.

3.Personnel

Name	Position
[insert]

15

Advanced Metering InfrastructureSTATEMENT OF WORK #[INSERT]

Technology and Network Design[INSERT TITLE]

Attachment K - Source Code and Technical Data

Section 1: Technical Data to be provided to CHED Services directly

[insert]

Section 2: Source Code and Technical Data to be delivered into escrow

[insert]

All other Technical Data, including that referred to in clause 271.7 of the Framework Agreement

16

Advanced Metering InfrastructureSTATEMENT OF WORK #[INSERT]

Technology and Network Design[INSERT TITLE]

Attachment L - Special Conditions

[insert if any]

17

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 2 ***

***

***

1.1 ***

***

   ***

   ***

   ***

   ***

   ***

   ***

1.2 ***

1.2.1***

1.2.2***

1.3***

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 3 RATES AND PRICES

SCHEDULE 3 - RATES AND PRICES

A.Products

	Catalog Number	Unit Price *** $USD - Ship by Sea	Unit Price *** $USD - Ship by Air	*** $USD
HARDWARE[1,2]
Network Interface Cards (NIC)[5,6]
SSN Single Phase NIC	***	***	n/a	***
SSN Three Phase NIC	***	***	n/a	***
Distribution Automation (DA) Devices[3,7]
eBridge Master	***	***	n/a	***
eBridge	***	***	n/a	***
NETWORK COMPONENTS[1,2,7]
Access Point	***	***	***	***
Relay	***	***	***	***
Battery backup[4]	***	***	***	***
Mounting kit[4]	***	***	***	***
FSU/CATT Install Tool	***	***	***	***

Notes

1.Pricing excludes installation

2.Pricing excludes GST

3.***

4.***  includes ***  with the ***.  If CHED Services requires ***, USD$***  will be *** to the ***

5.***

6.*** is ***

7.***

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 11 RATES AND PRICES

B.Services3

LABOUR RATES
Skill Level	Daily Rate for local Australian Personnel (AUD$)	Daily Rate for US based Personnel[1] (USD$)
Project Manager	***	***
Field Engineer	***	***
Software Support Engineer	***	***
Program Administrator	***	***
IT Project Manager	***	***
IT Senior Manager / Escalation Representative	***	***
Applications SME	***	***
Test / Quality Assurance SME	***	***
Infrastructure (Database) SME	***	***
Infrastructure (Servers and Desktop) SME	***	***
Infrastructure (Communications) SME	***	***
LABOUR RATES APPLICABLE TO *** The following labour rates were applied to the work in *** in order to calculate the monthly amount due to the Contractor under ***
Skill Level	Daily Rate (AUD$)
Project Manager	***
Field Engineer	***
Software Support Engineer	***

118275047 \ 0451285 \ EZG052

Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 11 RATES AND PRICES

Program Administrator	***
IT Project Manager	***
IT Senior Manager / Escalation Representative	***
Applications SME[2]	***
Test / Quality Assurance SME	***
Infrastructure (Database) SME	***
Infrastructure (Servers and Desktop) SME	***
Infrastructure (Communications) SME	***
HEALTH CHECK
System Health Check (Remote) per service	***
System Health Check (Onsite) per service	***
TRAINING
Additional trainer/day	***
OTHER
Installation costs of Access Points under clause 14.1 of the Framework Agreement	***
Installation costs of Relays under clause 14.1 of the Framework Agreement	***
Removal and installation costs under clause 19.1.3(b), 19.2.5(b) and 19.3.2 of the Framework Agreement (per removal/installation)	***

Notes

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 11 RATES AND PRICES

1.For US based personnel who travel to Australia, an additional USD*** per person per trip is payable.

2.SME means subject matter expert

3.Services pricing is GST exclusive

118275047 \ 0451285 \ EZG054

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 4 CHED SERVICES POLICIES

CHED SERVICES POLICIES

1. Privacy Policy

2. Health and Safety Policy

3. Environment Policy

4. Quality Policy, incorporating Quality Policy Manual

5. Customer Complaints Policy

6. IT Security Policy incorporating:

7. Email Policy

8. Systems Access Policy

9. Internet Policy

(Versions current as at 1 December 2008)

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WARNING:  Printed copies not in an official Manual MAY NOT BE THE LATEST.  The current version is on the INTRANET

CitiPower and Powercor Privacy Policy

Administrator: ***	Document Owner: ***
Document No: 04-C003Issue No: 4	Issue Date: 07/10/08Page 1 of 5

WARNING:  Printed copies not in an official Manual MAY NOT BE THE LATEST.  The current version is on the INTRANET

This Privacy Policy is provided to make you aware of how CitiPower and Powercor collect, use and manage personal information that is received from you. Our Privacy Policy deals with the following:

•the Privacy Act 1988 (Cth);

•collection, use and disclosure of your personal information;

•protection of your personal information;

•your rights of access to personal information we hold about you; and

•how to contact us.

Privacy Act 1988 (Cth)

CitiPower and Powercor are bound by the Privacy Act 1988 (Cth) (the Act), which contains the National Privacy Principles (Principles).  The Act sets out the way in which we may collect, use, keep, secure and disclose your personal information.

Collection of your personal information

Customers

We collect certain items of personal information from customers to allow us to deliver electricity services to those customers.  The collection of this personal information also allows us to contact our customers in relation to their electricity supply when necessary.  If this personal information is not collected, we will be unable to provide electricity services to customers.

When a customer or a customer’s electricity retailer, registered electrical contractor or other relevant party requests a service from us (eg to obtain a connection or supply of electricity), we collect some or all of the following personal information from customers:

• name;

•postal address;

•telephone number;

•address of premises at which our service is provided; and

• type of service requested.

In exceptional circumstances, we may also collect and maintain sensitive personal information about a customer. This information will only be collected from the customer (or third parties, such as health authorities), where a customer has special health needs requiring special electricity supply arrangements, such as dependence on a dialysis machine.

Administrator: ***	Document Owner: ***
Document No: 04-C003Issue No: 4	Issue Date: 07/10/08Page 2 of 5

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At times, we may also collect records of a customer’s electricity consumption, and if applicable, a customer’s electricity load profile.

Recruitment

If a person applies for a job with us, we will collect some or all of the following personal information and health information from that person:

•name and contact details;

•employment application;

•curriculum vitae, including employment history; and

•details of any relevant medical conditions.

How we use your personal information

In general, we may use your personal information for one or more of the following purposes:

•to identify our customers;

•to provide and improve services to our customers;

•to maintain services provided to our customers;

•to consider applications for employment; and

•to comply with our legal obligations.

We may use your personal information for management or statistical purposes. On these occasions we will use the data to analyse and examine trends and demographics to help us offer you improved services. Data will be aggregated and all personal information will be de-identified so you are not personally identified.

We will not use your personal information other than as set out above unless we have your express consent, or unless:

•you would reasonably expect us to use the personal information for that other purpose;

•there are reasonable grounds to believe that disclosure is necessary to prevent a threat to life or health;

•we suspect that unlawful activity is or has been engaged in and we will use the personal information or data to investigate the suspected unlawful activity; or

Administrator: ***	Document Owner: ***
Document No: 04-C003Issue No: 4	Issue Date: 07/10/08Page 3 of 5

WARNING:  Printed copies not in an official Manual MAY NOT BE THE LATEST.  The current version is on the INTRANET

•the use is authorised by law or reasonably necessary to enforce the law. These uses may include where we are required to provide information in response to subpoenas or warrants or other legal processes.

Disclosure of your information

We will only disclose your personal information to:

•in the case of customers: our agents and contractors who we contract with to provide and improve services to you;

•in the case of potential employees: our psychometric testing service providers, medical providers, employment agency and recruitment suppliers and our external recruitment database service provider;

•any regulator or government authority or agency who has the right to access our records; and

•any other organisation or person who you have provided us with consent to disclose your personal information to.

Protection of your personal information

We will take reasonable steps to ensure that all information we collect, use or disclose is accurate, complete and up-to-date.  We may store your personal information on computer databases and/or in hard copy and we will take all reasonable steps to ensure the safe security and privacy of your personal information.

Recruitment personal information and health information which is provided to us through our website will be stored electronically by our external recruitment database service provider.

We will also take reasonable measures to ensure your personal information is protected from unauthorised access and misuse.

We will continue to hold customer personal information while we supply electricity to you and otherwise for the periods required by law.

We will continue to hold recruitment personal information and health information for 18 months from the date that information was provided to us.

Records of personal information no longer required will either be destroyed or permanently de-identified.

Your rights of access to your personal information we hold

You can request us to provide you with access to your personal information.  We will comply with any request to access the personal information held to the extent required by the Act. There is no fee for making such a request, however we may charge you a small administrative fee for providing this access. We will endeavour to respond to your request within 14 days.

Administrator: ***	Document Owner: ***
Document No: 04-C003Issue No: 4	Issue Date: 07/10/08Page 4 of 5

WARNING:  Printed copies not in an official Manual MAY NOT BE THE LATEST.  The current version is on the INTRANET

You can access or modify the personal information you have provided to us by calling CitiPower on 1300 301 101 or Powercor on 13 22 06.

Exceptions to the requirement for us to provide you with access to your personal information are set out in the Act, but amongst others include:

•where providing access will pose a serious threat to life or health of any individual or pose an unreasonable impact on the privacy of an individual;

•where the information relates to existing legal proceedings between us and you and the information would not be discoverable in the process of those legal proceedings; or

•where providing access would be unlawful, may prejudice an investigation of possible unlawful activity, may prejudice enforcement of laws, or denying access is specifically authorised by law.

If we do not allow you to access your personal information, we will provide you with the reasons for our decision.

Privacy concerns, more information and our contact details

By calling CitiPower on 1300 301 101 or Powercor on 13 22 06 you can:

•make a complaint if you believe that your personal privacy has been breached;

•obtain more information about the way we manage personal information that we hold; and

•request access to personal information we hold about you.

For further privacy information, please refer to the Australian Privacy Commissioner's website which is at www.privacy.gov.au.

Administrator: ***	Document Owner: ***
Document No: 04-C003Issue No: 4	Issue Date: 07/10/08Page 5 of 5

WARNING: Printed copies not in an official Manual MAY NOT BE THE LATEST. The current version is on the INTRANET

CitiPower PtyPowercor  Australia  Ltd

Health and Safety ManualPolicy

Health & Safety Policy

CitiPower Pty & Powercor Australia Ltd

At CitiPower and Powercor, our commitment to the health and safety of our employees, contractors, customers and the wider community is clear:

We will never compromise health and safety  to get a job done.

Our responsibility for health and safety is three-fold:

1.As a company, the Management Team has responsibility under the Occupational Health and Safety Act to take all reasonably practicable measures to provide a safe workplace and system of work without risks to the health and welfare of all employees and contractors.

2.As individuals, we have responsibility for our own health and safety and for those around us that may be affected by our actions.

3.As a company we will take reasonable care for the safe design, construction, operation and maintenance of our network assets.

To realise our commitment, we must strive to:

•Effectively consult with employees and contractors in matters that may impact on their health, safety and welfare

•Actively manage risk and continuously improve processes

•Maintain a healthy and safe work environment

•Ensure network assets are safe and operated safely

•Develop and implement safe procedures and work practices

•Thoroughly educate employees and contractors in safe work practices

•Actively assist employees who have sustained an injury.

Together, we must work to not only comply with, but to exceed the health, safety and welfare standards of the law. We must recognise that all accidents are avoidable and work to eliminate their root cause from our workplace.

Together, we will achieve the highest standards of Health and Safety.

Shane Breheny

Chief Executive Officer 5 August 2005

Administrator: ***	Document Owner: ***
Document No: 11-C002	Issue No: 12Issue Date: 24/10/05

Warning:Printed copies of this document not in an official Manual MAY NOT BE THE LATEST. The most up-to-date version is located on The Volt.

Environmental Policy Statement

Contents

1.Environmental Policy Introduction

2.Environmental Policy

3.Policy Implementation

Environmental Policy Introduction

The CitiPower and Powercor Environmental Policy was revised in 2006 to reflect the environmental commitment of both CitiPower and Powercor.  The policy is displayed in the reception areas of both businesses and is made available to the public on the internet.

The environmental policy outlines how we plan and implement our work practices to protect the environment.

Environment Policy

CitiPower Pty and Powercor Australia Ltd

CitiPower owns and operates the electricity distribution network covering Melbourne’s Central Activity District and the inner suburbs.  Powercor Australia owns and operates the electricity distribution network in western and central Victoria, including some of Melbourne’s western suburbs. Together they provide electricity to more than 929,000 customers.

CitiPower and Powercor Australia are committed to the principles of sustainable development and managing our businesses in an environmentally responsible manner.

Our goal is to:

•comply with environmental legislation, regulation and voluntary commitments;

•promote a culture of environmental responsibility among our employees and contractors and ensure they are aware of their environmental obligations;

•minimise environmental impacts of our assets and operations;

Document Administrator: ***		Nominated Approver: Shane Breheny
Document no: 05-C901	Issue no: 1	Issue date: 01/07/2003	Page 1 of 2

Environmental Policy Statement

CitiPower PtyPowercor Australia Ltd

•use materials and resources efficiently, maximising their value to the community and to future generations;

•continually improve our Environmental Management System by establishing, monitoring and reviewing environmental objectives and targets;

•consult and communicate with our employees, the community, government and regulatory authorities on significant environmental matters relevant to our activities;

•partner with the community and Non Government Organisations in programs encouraging environmental responsibility and sustainability;

•apply the principles of continual improvement, pollution prevention and waste minimisation; and

•report annually on environmental performance and compliance.

signed

Shane A Breheny

Chief Executive Officer

Date: 30 June 2006Revision by 30/6/2009

Policy Implementation

The Environmental Manual forms the first stage in implementation of the environmental policy.

It does this by:

•providing a framework for environmental management and responsibility within the organisation;

•developing a system by which environmental performance of operations may be assessed, and action taken to correct non-conformances;

•identifying legislative and policy controls, and good practice requirements that apply to our operations and activities;

•identifying environmental risks, aspects and issues associated with our operations and activities; and

•developing performance measures which reflect appropriate levels of environmental management.

•Back to top

Document Administrator: ***		Nominated Approver: Shane Breheny
Document no: 05-C901	Issue no: 2	Issue date: 01/07/2006	Page 2 of 2

Warning: Printed copies of this document not in an official Manual MAY NOT BE THE LATEST. The most up-to-date version is located on The Volt.

Our Commitment

to Outstanding Performance

Our Vision:“A leader in the distribution business in Australia with outstanding performance.

We strive to excel in financial performance, productivity,
supply reliability, customer service and community perception”

Success depends upon understanding and meeting the expectations of ALL Stakeholders:

Customers

Employees

Shareholders

Community

Suppliers

CitiPower Pty and Powercor Australia Ltd is committed to this vision by:

Being customer focused

responding immediately and effectively to customers

exceeding customer expectations for current and future needs

maintaining open and effective communication

monitoring and improving customer service

Providing clear leadership

providing direction and building unity of purpose

empowering employees to get the job done

building teamwork

increasing pride in the job

Delivering operational excellence

getting it right the first time

maintaining and improving project management processes

providing skilled resources

evaluating and improving the performance of distribution assets

Continually improving

measuring and improving process outcomes

developing employee skills and capabilities

Building relationships

building supplier partnerships to improve performance

building community relationships for mutual benefit

Shane A Breheny

Chief Executive Officer

CitiPower Pty and Powercor Australia Ltd

31 October 2003

Warning:Printed copies of this document not in an official Manual MAY NOT BE THE LATEST. The most up-to-date version is located on The Volt.

QUALITY policy

manual

Document Administrator: ***	Technical Approver: Name		Nominated Approver: ***
Document no: 12-C002	Issue no: 6	Issue date: 10/11/03

Quality Policy Manual

CitiPower PtyPowercor Australia Ltd

The Vision of CitiPower Pty and Powercor Australia Ltd:

“To profitably grow our business, as a key member of the Cheung Kong Group, such that we are a leading infrastructure and related services business in Australasia.

We strive to excel in financial performance, innovation and productivity, supply reliability and quality, customer service, community perception, environmental management and health and safety”

Contents

The Vision of CitiPower Pty and Powercor Australia Ltd:2

Core Business4

Market Segments...................................................................................................................................................4

Values for success6

Employer of Choice Strategy...................................................................................................................................6

Satisfying all Stakeholders7

Business Principles11

Process Model14

Deliverying Energy20

Maintaining the Network.......................................................................................................................................20

Developing the Network.......................................................................................................................................20

Sustaining the reliability of the Network...................................................................................................................20

Project Management22

Document Administrator: ***	Technical Approver: Name		Nominated Approver: ***
Document no: 12-C002	Issue no: 6	Issue date: 10/11/03

Warning: Printed copies of this document not in an official Manual MAY NOT BE THE LATEST. The most up-to-date version is located on The Volt.

Quality Policy Manual

CitiPower PtyPowercor Australia Ltd

Project and Design Changes...................................................................................................................................23

Project and Design Reviews...................................................................................................................................24

Business Improvement and Change Management25

Certification Achievements26

Market Segments28

Customer/Supplier Relationship Management29

Documentation Structure30

Document Administrator: ***	Technical Approver: Name		Nominated Approver: ***
Document no: 12-C002	Issue no: 6	Issue date: 10/11/03

Warning: Printed copies of this document not in an official Manual MAY NOT BE THE LATEST. The most up-to-date version is located on The Volt.

Quality Policy Manual

CitiPower PtyPowercor Australia Ltd

Core Business

The core business of CitiPower Pty and Powercor Australia Ltd is the delivery of electrical energy and other related services to Network Users.  This includes asset management services and the project management of design, construction and maintenance services for electricity infrastructure.  The purpose is to operate, maintain and develop the electricity network so as to ensure the quality and reliability of supply to meet customer needs.

The commercial relationship with Network customers is managed through an electricity Retailer.

In addition CitiPower Pty and Powercor Australia Ltd also conduct their business in other areas that have significant synergy with the core business, such as telecommunications infrastructure and software configuration for Utilities.

Market Segments

The market segmentation and customer types are outlined below:

Customer/Market Segment	Customer Type	Contract Review Documentation
***	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
Customer/Market Segment	Customer Type	Contract Review Documentation
***	***	***
	***	***
	***	***

Document Administrator: ***	Technical Approver: Name		Nominated Approver: ***
Document no: 12-C002	Issue no: 6	Issue date: 10/11/03

Warning: Printed copies of this document not in an official Manual MAY NOT BE THE LATEST. The most up-to-date version is located on The Volt.

Quality Policy Manual

CitiPower PtyPowercor Australia Ltd

	***	***
***	***	***
	***	***
	***	***
	***	***
***	***	***
	***	***
***	***	***
	***	***

Values for success

The company corporate values are critical to achieving its objectives.  They include a commitment to:

•Excellence and innovation

•Satisfied customers and motivated employees

•Ethical and fair standards and behaviour

•Strategies and practices that are environmentally responsible

•Personal safety of employees and the community

•Working as a team that respects and trusts each other

There are several projects that promote the development of these values outlined throughout this Manual.  One such project is to ensure that the company is recognised as an “employer of choice”.

Employer of Choice Strategy

This project has several key components (see the Human Resources Team for more information):

•talent management program

•employee opinion survey

•“employer of choice” benchmarking

•employee benefits review

•managing diversity

•Equal Opportunity for Women in the Workplace Plan

•improvement of internal publications

Document Administrator: ***	Technical Approver: Name		Nominated Approver: ***
Document no: 12-C002	Issue no: 6	Issue date: 10/11/03

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Satisfying all Stakeholders

DriversAdding ValueQuality Outcomes

The drivers shown above are used to define requirements, expectations and opportunities to add value so as to deliver the right outcomes to all stakeholders.

The major stakeholder is:

with other stakeholders being:

The expectations of each stakeholder are identified and translated into requirements.  These requirements are then incorporated into relevant business processes.

Each year the CitiPower Pty and Powercor Australia Ltd Management Team establish a number of key strategies to address these expectations using a project management protocol.  The success measures of these strategies are integrated into managers’ Key Performance Indicators.

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Key Stakeholder Expectations

The key expectations of each of the stakeholders are as follows:

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Document Administrator: ***	Technical Approver: Name		Nominated Approver: ***
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***

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Document Administrator: ***	Technical Approver: Name		Nominated Approver: ***
Document no: 12-C002	Issue no: 6	Issue date: 10/11/03

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Document Administrator: ***	Technical Approver: Name		Nominated Approver: ***
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***

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Document Administrator: ***	Technical Approver: Name		Nominated Approver: ***
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***

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Document Administrator: ***	Technical Approver: Name		Nominated Approver: ***
Document no: 12-C002	Issue no: 6	Issue date: 10/11/03

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Process Model

The company’s Process Model includes procedures for maintaining, developing and improving the performance of the electricity network and related infrastructure services, as well as for managing supplier and customer relationships.  The Model was designed from a foundation of customer expectations.  All systems and procedures in the process management system therefore incorporate customer, regulatory, health & safety and environmental requirements.

This process approach to management emphasises the importance of:

•understanding and fulfilling the above requirements

•considering processes in terms of added value

•measuring process performance and effectiveness

•continual process improvement based upon this objective measurement

Performance measures for the outcomes of all procedures are therefore monitored regularly to ensure that process effectiveness is maintained and to identify opportunities to improve customer service and business performance.

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Process Integration

The company’s process management system, the Business Management Framework, combines the Quality Management System, the Health & Safety Management System and the Environmental Management System into one integrated system.  This ensures that quality, customer, health & safety and environmental requirements are addressed by employees at the relevant step in each process.

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Key Elements of an Effective Management System

Management Responsibility for Quality Management and Customer Focus

The Management Team comprises the CEO and all Business Unit Heads.  They are collectively responsible for quality management and customer focus throughout the organisation.  In addition there is a Customer Service Steering Committee that comprises the Business Unit Heads from Customer Services, CitiPower Network, Powercor Network, Network Services, Corporate Services, the managers of key operational business streams and relevant support staff.  In several Business Units there are managers with specific responsibility for business improvement.  In addition, the corporate responsibility for quality management is the General Manager Corporate Services.  See the organisational chart for more detail.

The Management Team reviews progress towards the Vision, and progress of key customer and quality related strategies and projects.  It also reviews key data to monitor trends and identify improvement opportunities, as well as proposed improvement proposals.  This Team is responsible for the six monthly Management Review of the company management systems.

Process Management and Process Improvement

The Business Management Framework is a process management system that aims to manage and improve the end‑to‑end processes and procedures so as to satisfy all key stakeholders.  The Process Model shown above comprises six broad components – four internal and two external:

strategic management

two key business activities

Develop and Improve Business

Deliver Energy

support processes

two external process interfaces

Supplier Relations

Customer Care

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The four internal components are broken down further into twelve processes as shown below:

(01) MANAGE BUSINESS STRATEGY
Supplier Relations
Customer Care
DEVELOP BUSINESS
(02) Develop Business Opportunities
(03) Provide Other Infrastructure Services
(04) Manage Customer Relationships
DELIVER ENERGY
(05) Maintain Network
(06) Develop Network
(07) Manage Reliability
SUPPORTING THE BUSINESS
(08) Manage Logistics & Property
(09) Manage Corporate Relationships
(10) Manage Finance & Revenue
(11) Manage People
(12) Manage Systems, Processes & Technology

Each of the twelve Processes comprise several Procedures.  An example is shown below for the seventh Process called “Manage Reliability”:

(01) MANAGE BUSINESS STRATEGY
Supplier Relations
Customer Care
DEVELOP BUSINESS
(02) Develop Business Opportunities
(03) Provide Other Infrastructure Services
(04) Manage Customer Relationships
DELIVER ENERGY
(05) Maintain Network
(06) Develop Network
(07) Manage Reliability
SUPPORTING THE BUSINESS
(08) Manage Logistics & Property
(09) Manage Corporate Relationships
(10) Manage Finance & Revenue
(11) Manage People
(12) Manage Systems, Process & Technology
07 Manage Reliability
07-P100 Monitor Network Performance (Quality and Reliability of Supply)
07-P200 Manage Network Access
07-P300 Manage Network Faults

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***.  A description of each Procedure is outlined in its Purpose Statement on the first page.  ***.

Each Procedure has defined Procedure Outcomes and performance measures.  These measures are used by responsible managers and internal process auditors alike to assess the effectiveness of the Procedures and to identify potential process improvements.  Customer and other stakeholder expectations are incorporated into these performance measures.  These are not to be confused with the many other types of performance measures used throughout the company:

Procedure performance measures

To measure the effectiveness of Procedures

Corporate performance targets

To measure the achievement of the corporate strategies and objectives

Business Unit and Work Group Targets

Business Units and Work Groups identify relevant strategies to support or enable the achievement of the corporate strategies – these secondary targets are to measure the achievement of Business Unit and Work Group strategies

Manager Key Performance Indicators

Key Performance Indicators provide a basis for the assessment of a particular manager’s performance – the result is linked directly to their incentive pay

Other operational targets, measures and benchmarking data

There are many other measures used by the company as a whole and by individual Business Units to assess performance from other perspectives and to assess stakeholder satisfaction

Improvement suggestions are logged using the Customer Action & ResponsE (CARE) form.  The ***.  In addition, a list of existing improvement projects can be found at Improvement Projects.  The company also runs a *** that includes a hatchery in conjunction with ***.

Training and Employee Development

Training needs of employees are assessed via the induction process, performance reviews, strategic training development planning and other ad hoc or operational requirements (e.g. from changes to work practices, findings of incident or problem investigations).  Induction covers all employees whether they are temporary employees, agency staff, casuals or contractors.  Refresher training is provided regularly to all employees who hold certain authorities in line with statutory and regulatory requirements.  Training is evaluated and records are maintained.  These records include qualifications and authorities.

All employees have Job Descriptions that reference six Core Competencies and relevant Job Competencies.  All employees undergo performance reviews on a six monthly or annual basis.

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Employees are also provided career planning; while succession planning is conducted for all key roles.  In addition, improvement opportunities are sought from departing employees through exit interviews.

Key training programs are the:

Leadership Development Program

Managing People for Results Diploma Program

Safe Work Assessment and Refresher Training Program

The relevant induction, training and development Procedures are:

Recruit and Select Employees Procedure, 11‑P100

Training and Developing Employees Procedure, 11‑P250

Safe Work Assessment & Training Procedure, 11‑P300

Managing Employee Performance Procedure, 11‑P350

Other improvement related procedures such as those for incident investigation or process improvement all reference the need for training.

Purchasing and Contract Management

*** are supplied through ***.  *** are initiated, monitored and maintained by the nominated ***.  ***  are awarded following an assessment against specified quality, technical, service and financial requirements.  ***.

The *** and their inclusion on the Approved Suppliers List is reviewed annually.  Suppliers with poor performance records become ineligible for further contracts.

Other services, systems and assets are purchased in accordance with documented procedures and from suppliers on the Approved Suppliers List as appropriate.

Suppliers are provided all the necessary information, including appropriate quality requirements, of the goods they are to supply.  For any items that have health and safety implications a Health & Safety Pre‑purchase Checklist is completed and any identified risks are managed accordingly.  *** are *** in the first instance.  *** who *** in the tender process.

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Delivering Energy

The key components of delivering energy are:

Maintaining the Network

We are committed to maintaining and improving the distribution system.  To maintain a high quality electricity supply to a large customer base spread over a large geographical area long‑term maintenance strategies have been established.  In addition, the latest technology has been introduced to ensure early and improved identification of maintenance problems.

As the geographical area includes land that is highly susceptible to “Bush Fire”, the maintenance strategies and programs have a clear link to the Bush Fire Mitigation processes.  To ensure a high level of confidence in the maintenance and bush fire mitigation strategies and procedures, a “Line Condition Audit” is conducted each year.

The infrastructure is maintained so as to ensure continuing capability.  Contingency plans have been developed to address all major risks.  These include:

•process failure

•system and plant failure

•hardware and software failure

•communication breakdown

•security compromise

Developing the Network

We continue to develop the network in response to the needs of existing and new customers.  Discussions are held with customers seeking a new or upgraded electrical system to identify their needs and to ensure a timely connection at the lowest possible cost.

Long term development strategies have been established in response to load growth to ensure that the distribution system continues to meet existing and future customer requirements.

Sustaining the reliability of the Network

We seek to maintain a continuous supply of electricity as far as is practical given interruptions caused by the weather.  To achieve this, a *** is established each year.  This *** on *** that  ***.  *** those *** for ***.  This commitment to improving customer supply reliability is supported by a best practice asset management strategy and a capital expenditure program that will strengthen the network infrastructure.  In 2003, Powercor Australia Ltd won an award for the quality of their asset maintenance system.

***.  For *** where *** is provided, the company has *** by any other electricity Distributor.

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Project Management

The company’s Project Management Protocol covers the four phases of:

Concept – including the project proposal and/or bid phase

Development – team formation, project planning, design and contract specifications and tenders

Implementation – project execution, construction and commissioning

Finalisation – project closeout and post implementation review

The project management methodology is based upon the National Competency Standards for Project Management incorporating the following nine components:

1.Scope management

2.Time management

3.Cost management

4.Quality management

5.Human Resources management

6.Communication management

7.Risk management

8.Procurement/Contract management

9.Integration management

Our project capability includes network development, electricity network connections, network maintenance and faults, metering and servicing and other electricity infrastructure projects requiring design, construction and project management.

Some key accomplishments to date have been:

******

******

******

******

The Project Management Protocol is located on the Intranet.

Project Management Process Outline

Project and Design Planning

The General Manager responsible for the services, systems or assets appoints a Project Manager, who is responsible for developing plans.  These plans are to include:

•a definition of the scope of the work and of each design activity

•a definition of the resources and responsibilities required for each design activity

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•a determination of the method for implementation

•a determination of the timing of implementation.

•a definition of the organisational and technical interfaces between groups involved in the design process.

The Project Manager submits these plans to the General Manager for review and approval.

Project and Design Inputs

The Project Manager develops a Design Brief from marketing data and in‑house resources.  In preparing such briefs, the Project Manager must review all data to ensure the requirements (including statutory and regulatory requirements) are clearly defined; resolving any problems with those providing the information or those responsible for ensuring the requirement is met.

The Project or Design Brief is reviewed and approved by the responsible General Manager before any design project activities begin.

Project and Design Outputs

The project and design outputs must:

•comply with the design input requirements

•conform to appropriate regulatory standards and acceptance criteria

•identify critical aspects of the service, system or asset which may have an effect on the service provided to customers

•contain or reference performance measures

Project and Design Reviews, Verification and Validation

Project designs are reviewed at appropriate design stages and verified and validated by appropriately qualified people.  Project design verification and validation ensures that the services, systems and assets meet the design requirements.  Validation specifically is performed on the final product to validate conformance to defined user needs and requirements.  It does so by one or more of the following means:

•Review meetings

•Testing and demonstrations of compliance against a given standard

•Comparison of the new service against similar proven services

•Trialing the new service with selected customers

Project and Design Changes

Project and design changes may occur for any of the following reasons:

•Changes by management to the brief

•Changes resulting from the verification process

•Changes resulting from customer feedback during trialing of the new or modified service

Design changes are reviewed and approved to the same extent and by the same level of authority as the original design.

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Project and Design Reviews

Where required meetings are held to co‑ordinate, implement and monitor the following:

•Service, system and asset design and documentation

•Verification of key elements within the brief

•Alterations to the brief

•Documentation of the process

Records of these review meetings are maintained.

Document Administrator: ***	Technical Approver: Name		Nominated Approver: ***
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Business Improvement and Change Management

Business Improvement

Business Improvement varies in complexity and therefore methodology:

oBenchmarking projects

oProcess improvements

oInnovation

oProcess re‑engineering

oOrganisational restructures to realise greater efficiencies

oProduct improvements

oSystem development

oCultural change

Business measures to monitor and improve performance include:

oSystem performance and reliability measures

oProcess performance measures

oExternal measurement via third‑party evaluations and benchmarking

oCustomer satisfaction measures

oAssessment of customer perceptions

oEmployee satisfaction measures

oRegulator performance measures

oFinancial performance measures

Change Management

In addition to adopting a project management protocol for projects, a similar approach is adopted to change management.  The change management components include:

oStakeholder requirements

oRisk assessment

oImplementation plan

oSystem and process changes

oInterface management

oResource issues and role changes

oTraining and help

oCommunication and reporting plan

oCulture change

oMonitoring, review and celebration

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Certification Achievements

CitiPower Pty and Powercor Australia Ltd are proud of their ability to improve business performance.  Our management systems have been independently audited and have achieved certification that they meet all requirements of the following international and Australian Standards:

•Quality Management System – ISO 9001:2000

•Safety Management System – SafetyMAP Advanced Level

•Environmental Management System – ISO 14001:1996

The scope of the above certifications is for the:

•“Delivery of:

Electrical Energy and Related Services, including Asset Management and Project Management of Design, Construction and Maintenance Services

Telecommunication Services”

In addition, Powercor Australia Ltd operates a calibration and high voltage testing laboratory which has also been certified by NATA to:

General Requirements for the competence of calibration and testing laboratories – ISO/IEC 17025:1990

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Market Segments

Products and services are provided to several market segments.  These include:

***

***

***

***

***

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Customer/Supplier Relationship Management

We are committed to building strong relationships with our Customers, customer representatives, and suppliers.  We adopt the view that government bodies and community often reflect customer viewpoints and therefore our relationship with them is provided the same priority.

We also recognise that the quality of our relationship with Customers and suppliers is only as good as we manage our relationships within as internal customers and suppliers.

To this end there are procedures in place to effectively understand and manage:

The experiences and feedback of the Network User

♦Customer Surveys

♦Customer Consultative Committee

♦Guaranteed Service Levels (higher than any other electricity provider)

The experiences and feedback of employees

♦Employee Opinion Survey

The needs of suppliers to enable the delivery of quality products and services

♦Performance reviews and supplier audits

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Documentation Structure

The documentation structure separates policy, procedures, work instructions, guidelines, manuals and forms wherever it is practicable to the User.  This structure provides quick and easy access to employees to find any document.  In addition, a powerful information search database on all key issues has been developed.  All key issues are linked to all relevant documentation.

All documents are numbered so as to link to its primary Process and Procedure.

All documentation integrates the requirements of:

customers and other stakeholders

international, national, regional and industry sector Standards

relevant statutory and regulatory requirements

Service Level Agreements with service providers

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customer complaints

POLICY

Our company vision includes excellence in customer service.

To fulfil our vision, we treat all customer feedback on our performance as an opportunity to learn and improve our customer service.

We aim to resolve customer complaints at the interface between the customer and the officer responsible for service provision. Where this cannot be achieved, we have an internal escalation process that is designed to reach a mutually acceptable solution to the customer complaint.

We acknowledge receipt of customer complaints within 2 working days. Our aim is to resolve customer complaints within 8 working days. Where we cannot reach a resolution within 8 working days we will keep the customer informed of progress and seek agreement with the customer on the resolution timeframe.

We review trends in customer complaints to seek continual improvement in all aspects of our business.

Brendan Bloore

General Manager Customer Service

Document Administrator: Manager Retail & Customer Relations.		Nominated Approver: General Manager Customer Service
Document no: 04-C600	Issue no: 1	Issue date: 20/05/2005	Page 1

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IT SECURITY POLICY

Document Administrator: ***			Nominated Approver: ***
Document no: 12-C003	Issue no:	1	Issue date: 18/07/2005	Page 1 of 39

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*** (38 pages redacted)

Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 5 GOVERNANCE

GOVERNANCE

1.Governance Structure

The Governance Structure is as follows:

***

2.Steering Committee Structure

The indicative structure of the Steering Committee is:

***

Document Administrator: Manager Retail & Customer Relations.		Nominated Approver: General Manager Customer Service
Document no: 04-C600	Issue no: 1	Issue date: 20/05/2005	Page 1

Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 4 GOVERNANCE

3.   Project Management Committee Structure

The structure of the Project Management Committee will be as follows:

***

4.SOW Management Committees Structure

The structure of each SOW Management Committee will be as follows:

***

118260970 \ 0451285 \ EZG052

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 DEEDS AND FORMS

SCHEDULE 6 - DEEDS AND FORMS

Attachments:

A.ESCROW AGREEMENT

comprising

- NCC ESCROW AGREEMENT 38105 DATED 4 APRIL 2007

- REGISTRATION AGREEMENT

B.SUBCONTRACTORS' DEED POLL

C.DEED OF CO-OPERATION AND FAULT CO-ORDINATION

including:

- SCHEDULE 1 - ROLES AND RESPONSIBILITIES MATRIX AND KEY

- SCHEDULE 2 - FAULT RESOLUTION PROTOCOL

D.***

- PART 1: ***

- PART 2: ***

E.DEED OF CONFIDENTIALITY - THIRD PARTY

F.NOT USED

G.CHANGE REQUEST FORM

H.***

I.***

J. ***

118260970 \ 0451285 \ EZG05

assure·secure·advise

Date

Licensor

© NCC Group 1984-2006USML Dep Ag Prem

Multi  Licensee Deposit Account Software Escrow Agreement (Premium Solution)

April 4,  2007

Silver Spring Networks, Inc.

Agreement Number

© NCC Group 1984-2006USML Dep Ag Prem

38105

Software Escrow Agreement  (ALP3281-2).DOC;2

© NCC Group 1984-2006USML Dep Ag Prem

Escrow Agreement Dated:

Between:

(1)Silver Spring Networks, Inc. whose principal office is at [Licensoraddress]  ("Licensor”); and

(2)NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA ("NCC Group").

Background:

(A)Licensee has been granted a license to use the Software which comprises computer programs.

(B)Certain technical information and/or documentation relating to the Software is the confidential information and intellectual property of Licensor or a third party.

(C)Licensor acknowledges that in certain circumstances, such information and/or documentation would be required by Licensee in order for it to continue to exercise its rights under its License Agreement with the Licensor.

(D)The parties therefore agree that such information and/or documentation should be placed with a trusted third party, NCC Group, so that such information and/or documentation can be released to Licensee should certain circumstances arise.

Agreement:

In consideration of the mutual undertakings and obligations contained in this Agreement, the parties agree that:

Definitions and Interpretation

In this Agreement the following terms shall have the following meanings:

"Agreement" means the terms and conditions of this multi licensee deposit account software escrow agreement set out below, including the Schedules and Appendices hereto.

"Confidential Information" means all technical and/or commercial information not in the public domain and which is designated in writing as confidential by any party.

"Deposit Account" means an account set up on the execution of a Deposit Account Agreement under which specific Escrow Material is deposited by the Licensor with NCC Group.

"Deposit Account Agreement" means an agreement in the form attached as Appendix 1, for the setting up of a Deposit Account.

"Deposit Form" means the form at Schedule 1 which is to be completed by Licensor and delivered to NCC Group with each deposit of the Escrow Material.

"Escrow Material'' means the Source Code of the Software and such other material and documentation (including updates and upgrades thereto and new versions thereof) as are necessary to be delivered or deposited to comply with Clause 3 of this Agreement.

"Full Verification" means the tests and processes forming NCC Group's Full Verification service and/or such other tests and processes as may be agreed between the parties for the verification of the Escrow Material.

"Integrity Testing" means those tests and processes forming NCC Group's Integrity Testing service, in so for as they can be applied to the Escrow Material.

"Intellectual Property Rights" mean any copyright, patents, design patents, registered designs, design rights, utility models, trademarks, service marks, trade secrets, know how. database rights, moral rights, confidential information, trade or business names, domain names, and any other rights of a similar nature including industrial and proprietary rights and other similar protected rights in any country or jurisdiction together with oil registrations, applications to register and rights to apply for registration of any of the aforementioned rights and any licenses of or in respect of such rights.

"License Agreement" means the agreement under which a Licensee was granted a license to use the Software.

"Licensee" means any person, firm, company or other entity:

1.1.1to whom a license to use the Software has been granted; and

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1.1.2whom Licensor has approved for registration under a Deposit Account Agreement; and

1.1.3who has agreed to be bound by the terms and conditions of a Deposit Account Agreement by executing a completed Registration Agreement, forwarding the same to NCC Group and the receipt and registration of which has been acknowledged by NCC Group in writing to Licensor and Licensee;

and references in this Agreement to Licensee shall be to the relevant Licensee or Licensees given the context in which such reference is made.

"Letter of Intent" means the form completed by Licensor or Licensee containing the information to enable NCC Group to set up this Agreement, a Deposit Account Agreement or a Registration Agreement.

"Registration Agreement" means an agreement in the form set out in Appendix 2 to be signed by Licensor, NCC Group and any company wishing to be a party to a Deposit Account Agreement or Deposit Account Agreements, as a Licensee and, accordingly, to take the benefit of and be bound by the terms and conditions of the Agreement including payment obligations as may be defined in the Registration Agreement.

"Release Purposes" means the sole and limited purposes of understanding, maintaining, modifying and correcting the Software exclusively for and on behalf of licensee together with such other purposes (if any) as ore explicitly permitted under the License Agreement.

"Software" means the software together with any updates and upgrades thereto and new versions thereof licensed to Licensee under the License Agreement details of which are set out in Schedule 1 of a Deposit Account Agreement. Software may be accompanied by technical specifications relating to hardware and firmware.

"Source Code" means the computer programming code of the Software in human readable form.

1.2This Agreement shall be interpreted in accordance with the following:

1.2.1headings are for ease of reference only and shall not be taken into consideration in the interpretation of this Agreement;

1.2.2all references to Clauses and Schedules are references to Clauses and Schedules of this Agreement; and

1.2.3all references to a party or parties are references to a party or parties to this Agreement.

2.Deposit Accounts

2.1Each time that the Licensor wishes to deposit different Escrow Material under the terms of this Agreement, the Licensor and NCC Group must execute a completed Deposit Account Agreement containing the details of the Escrow Material to be deposited in accordance with the obligations contained in Clause 3.

2.2Each signed Deposit Account Agreement shall be supplemental to and be governed by the terms of this Agreement.

2.3For the avoidance of doubt, if the Escrow Material to be deposited is an update to or development of Escrow Material already deposited under an existing Deposit Account, the deposit of such Escrow Material shall not require a new Deposit Account and shall be deposited under the relevant existing Deposit Account.

3.Licensor's Duties and Warranties

3.1Licensor shall:

3.1.1deliver a copy of the Escrow Material to NCC Group within 30 days of the date NCC Group receives an executed Deposit Account Agreement;

3.1.2deliver an update or replacement copy of the Escrow Material to NCC Group within 30 days of a material update, error correction, enhancement, maintenance release or functional modification to the Software which results in an updated delivery of the object code version of the Software to Licensee;

3.1.3ensure that each copy of the Escrow Material deposited with NCC Group comprises the Source Code of the latest version of the Software used by Licensee;

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3.1.4deliver to NCC Group an update or replacement copy of the Escrow Material within 30 days after the anniversary of the last delivery of the Escrow Material to ensure that the integrity of the Escrow Material media is maintained;

3.1.5deliver with each deposit of the Escrow Material a Deposit Form which includes the following information:

3.1.5.1details of the deposit including the full name of the Software (i.e. the original name as set out under Schedule 1 to the Deposit Account Agreement together with any new names given to the Software by Licensor), version details, media type, backup command/software used, compression used, archive hardware and operating system details; and

3.1.5.2password/encryption details required to access the Escrow Material;

3.1.6deliver with each deposit of the Escrow Material the following technical information (where applicable):

3.1.6.1documentation describing the procedures for building compiling and installing the Software, including names and versions of the development tools;

3.1.6.2Software design information (e.g. module names and functionality); and

3.1.6.3name and contact details of employees with knowledge of how to maintain and support the Escrow Material; and

3.1.7deposit a detailed list of the suppliers of any third party software and tools required to access, install, build or compile or otherwise use the Escrow Material.

3.2Licensor warrants to both NCC Group and Licensee at the lime of each deposit of the Escrow Material with NCC Group that:

3.2.1it has the full right, ability and authority to deposit the Escrow Material;

3.2.2in entering into this Agreement and any Deposit Account Agreement and performing its obligations under such agreements, it is not in breach of any of its ongoing express or implied obligations to any third party(s); and

3.2.3the Escrow Material deposited under Clause 3.1 contains all information in human-readable form and is on suitable media to enable a reasonably skilled programmer or analyst to understand, maintain, modify and correct the Software.

4Licensee's Responsibilities and Undertakings

4.1Licensee shall notify NCC Group of any change to the Software that necessitates a replacement deposit of the Escrow Material.

4.2In the event that the Escrow Material is released under Clause 7, Licensee shall:

4.2.1keep the Escrow Material confidential at all limes;

4.2.2use the Escrow Material only for the Release Purposes;

4.2.3not disclose the Escrow Material to any person save such of Licensee's employees or contractors who need to know the same for the Release Purposes. In the event that Escrow Material is disclosed to its employees or contractors. Licensee shall ensure that they are bound by the some confidentiality obligations as are contained in this Clause 4.2;

4.2.4hold all media containing the Escrow Material in a safe and secure environment when not in use; and

4.2.5forthwith destroy the Escrow Material should Licensee cease to be entitled to use the Software under the terms of the License Agreement.

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5NCC Group's Duties

5.1NCC Group shall:

5.1.1at all times during the term of this Agreement, retain the latest deposit of the Escrow Material in a safe and secure environment;

5.1.2notify Licensor and the relevant Licensee of the acceptance of any Registration Agreement; and

5.1.3inform Licensor and Licensee of the receipt of any deposit of the Escrow Material by sending to both parties a copy of the Deposit Form and/or the Integrity Testing report or Full Verification report (as the case may be) generated from the testing processes carried out under Clause 11.

5.2In the event of failure by Licensor to deposit any Escrow Material with NCC Group, NCC Group shall not be responsible for procuring such deposit and may, at its sole discretion, notify the Licensor and Licensee of Licensor's failure to deposit any Escrow Material.

5.3NCC Group may appoint agents, contractors or sub-contractors as it deems fit to carry out the Integrity Testing and the Full Verification processes. NCC Group shall ensure that any such agents, contractors and sub-contractors are bound by the same confidentiality obligations as are contained in Clause 9.

5.4NCC Group has the right to make such copies of the Escrow Material as may be necessary solely for the purposes of this Agreement.

6Payment

6.1The parties shall pay NCC Group's fees and charges as published from time to time or as otherwise agreed, in the proportions set out in the Letter of Intent between the parties. NCC Group's fees as published are exclusive of any applicable sales tax.

6.2If NCC Group is required to perform any additional or extraordinary services as a result of being an escrow agent including intervention in any litigation or proceeding, NCC Group shall receive reasonable compensation for such services and be reimbursed for all costs incurred, including reasonable attorney's fees.

6.3NCC Group shall be entitled to review and vary its standard fees and charges for its services under this Agreement from time to time but no more than once a year and by no more than eight percent (8%) of the prior year's fees and only upon 45 days written notice to the parties.

6.4All invoices are payable within 45 days from the date of invoice.  Interest shall accrue at the lesser of 1.5% per month or the maximum amount permitted by applicable law for any fees that are undisputed by the paying party and remain unpaid for more than 45 days past the due date of the applicable invoice.

6.5In the event of a dispute made in good faith as to the amount of fees, the party responsible for payment agrees to remit payment on any undisputed amount(s) in accordance with Clause 6.1 above.  In such circumstances, the interest on the fees shall not accrue as to any disputed amounts unless not paid within 30 days after such dispute has been resolved by the parties.

6.6NCC Group shall have no obligations under this Agreement until the initial invoice has been paid in full.

7Release Procedures

7.1Subject to: (i) the remaining provisions of this Clause 7 and (ii) the receipt by NCC Group of the fees chargeable upon a release and any other fees and interest (if any) outstanding under this Agreement, NCC Group will release the Escrow Material to a duly authorized representative of Licensee if any of the events listed at clause 6 of the Registration Agreement ("Release Event(s)") occur.

7.2Licensee must notify NCC Group of the Release Event specified by delivering to NCC Group a notice in writing ("Notice") declaring that such Release Event has occurred and specifying the Deposit Account(s) so affected, and setting out the facts and circumstances of the Release Event that the License Agreement and any maintenance agreement, if relevant for the Software was still valid and effective up to the occurrence of such Release Event and exhibiting such documentary evidence in support of the Notice as NCC Group shall reasonably require.

7.3Upon receipt of a Notice from licensee claiming that a Release Event has occurred:

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7.3.1NCC Group shall submit a copy of the Notice to Licensor (with a copy to the Licensee in order to acknowledge receipt of the Notice) by courier or other form of guaranteed delivery; and

7.3.2unless within 14 calendar days after the date of dispatch of the Notice by NCC Group, NCC Group receives a counter-notice in writing from licensor stating that in their view no such Release Event has occurred or, if appropriate, that the event or circumstance giving rise to the Release Event has been rectified as shown by documentation in support thereof,

   NCC Group will release a copy of the Escrow Material to Licensee for its use for the Release Purposes.

7.4Upon receipt of the counter-notice from Licensor under Clause 7.3.2, NCC Group shall send a copy of the counter-notice and any supporting evidence to Licensee (with a copy to Licensor in order to acknowledge receipt of the counter-notice) by courier or other form of guaranteed delivery.

7.5Within 90 days of dispatch of the counter-notice by NCC Group, Licensee may give notice to NCC Group that they wish to invoke the dispute resolution procedure under Clause 8.

7.6If, within 90 days of dispatch of the counter-notice by NCC Group to Licensee, NCC Group has not been informed by Licensee that they wish the dispute resolution procedure under Clause 8 to apply, the Notice submitted by Licensee will be deemed to be no longer valid and Licensee shall be deemed to have waived their right to release of the Escrow Material for the particular reason or event specified in the original Notice. In such circumstances, this Agreement shall continue in full force and effect.

8Disputes

8.1Upon receipt of Licensee's notice requesting dispute resolution pursuant to Clause 7.5 above, NCC Group shall notify Licensor of the Licensee's request for dispute resolution. Licensor and Licensee may submit their dispute to expedited nonbinding arbitration in Santa Clara County, California or Palm Beach County, Florida under Commercial Arbitration Rules of the American Arbitration Association by one arbitrator appointed by the said rules. A copy of such decision shall be delivered immediately to Licensor, Licensee and NCC Group. To the extent Licensor and Licensee elect binding arbitration, the parties shall use their best efforts to commence the arbitration proceedings within 14 days following delivery of the counter-notice. Prior to the initiation of any binding arbitration procedure, the Licensor and Licensee shall use their commercially reasonable efforts to mutually agree upon (i) the maximum length of time of the arbitration from the date of notice of binding arbitration to the date of the arbitrator's decision, (ii) the number of document requests (including subparts), (iii) the number of interrogatories (including subparts) on opposing parties, (iv) number of subpoena to third parties for testimonial depositions (and the length of such depositions), and (v) all other discovery matters will be governed by the Federal Rules of Civil Procedure. The arbitrator shall not have authority to award punitive damages. All expedited procedures prescribed by the AAA Commercial Arbitration Rules shall apply. The arbitrator shall either be a retired jurist or engaged in the practice of law with no less than ten (10 years’ experience in the area of software licensing or commercial information systems contract disputes. No person may be appointed as on arbitrator unless he or she is independent of each party, is knowledgeable regarding the subject matter of the dispute. The sole question to be determined by the arbitrator shall be whether or not there existed a Release Event at the time Licensee delivered the Notice to NCC Group and whether the event or circumstance giving rise to the release event has been rectified.

8.2If the arbitrator finds that a Release Event existed at the time of delivery of the Notice to NCC Group, NCC Group is hereby authorized to release and deliver the Escrow Material to the Licensee within 5 working days of the decision being notified by the arbitrator to the parties.  If the arbitrator finds to the contrary, then NCC Group shall not release the Escrow Material and shall continue to hold it in accordance with the terms of this Agreement.

8.3The parties hereby agree that the costs and expenses of the arbitrator, the reasonable attorneys' fees and costs incurred by the prevailing party in the arbitration and any costs incurred by NCC Group in the arbitration shall be paid by the non-prevailing party.

8.4IN ANY LITIGATION ARISING FROM OR RELATED TO THIS AGREEMENT, THE PARTIES HERETO EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY TO THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE CUSTOMER TO ENTER INTO THIS AGREEMENT.

9Confidentiality

9.1The Escrow Material shall remain at all times the confidential and intellectual property of Licensor

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9.2In the event that NCC Group releases the Escrow Material to Licensee, Licensee shall be permitted to use the Escrow Material only for the Release Purposes.

9.3Subject to Clause 9.4, NCC Group agrees to keep all Confidential Information relating to the Escrow Material and/or the Software that comes into its possession or to its knowledge under this Agreement in strict confidence and secrecy. NCC Group further agrees not to make use of such information and/or documentation other than for the purposes of this Agreement and, unless the parties should agree otherwise in writing and subject to Clause 9.4, will not disclose or release it other than in accordance with the terms of this Agreement.

9.4NCC Group may release the Escrow Material to the extent that it is required by applicable court order, judgment or decree provided that NCC Group has notified Licensor and Licensee prior to such required release, has given Licensor and/or Licensee an opportunity to contest (at their own expense) such required release, within the time parameters mandated by such applicable court order, judgment or decree.  NCC Group is hereby expressly authorized in its sole discretion to obey and comply with all orders, judgments. decrees so entered or issued by any court, without the necessity of inquiring as to the validity of such order, judgment or decree, or the court's underlying jurisdiction. Where NCC Group obeys or complies with any such order, judgment or decree, NCC Group shall not be liable to Licensee, Licensor or any third party by reason of such compliance, notwithstanding that such order, judgment or decree may subsequently be reversed, modified or vacated.

9.5Any request by a Licensee under clause 11.3 for a Full Verification shall not be disclosed to any other Licensee(s).

10Intellectual Property Rights

10.1The release of the Escrow Material to Licensee will not act as an assignment of any Intellectual Property Rights that Licensor or any third party possesses in the Escrow Material. However, upon deposit of the Escrow Material, the title to the media upon which the Escrow Material is deposited ("Media") is transferred to NCC Group. Upon delivery of the Escrow Material back to Licensor, the title to the Media shall transfer back to the Licensor. If the Escrow Material is released to the Licensee, the title to the Media shall transfer to the Licensee.

10.2The Intellectual Property Rights in the Integrity Testing report and any Full Verification report shall remain vested in NCC Group. Licensor and Licensee shall each be granted a non-exclusive right and license to use the Integrity Testing report for the purposes of this Agreement and their own internal purposes only. Licensor and the party who commissioned the Full Verification shall each be granted a non-exclusive right and license to use the Full Verification report for the purposes of this Agreement and their own internal purposes only.

11.Integrity Testing and Full Verification

11.1NCC Group shall bear no obligation or responsibility to any party to this Agreement or person, firm, company or entity whatsoever to determine the existence, relevance, completeness, accuracy, operation, effectiveness, functionality or any other aspect of the Escrow Material received by NCC Group under this Agreement.

11.2As soon as practicable after the Escrow Material has been deposited with NCC Group, NCC Group shall apply its Integrity Testing processes to the Escrow Material.

11.3Any party to this Agreement shall be entitled to require NCC Group to carry out a Full Verification.  Subject to Clause 11.4, NCC Group's prevailing fees and charges for the Full Verification processes and all reasonable expenses incurred by NCC Group in carrying out the Full Verification processes shall be payable by the requesting party.

11.4If the Escrow Material fails to satisfy NCC Group's Full Verification tests as a result of being defective or incomplete in content, NCC Group's fees, charges and expenses in relation to the Full Verification tests shall be paid by Licensor.

11.5Should the Escrow Material deposited fail to satisfy NCC Group's Integrity Testing or Full Verification tests under Clauses 11.2 or 11.3, Licensor shall, within 14 days of the receipt of the notice of test failure from NCC Group, deposit such new, corrected or revised Escrow Material as shall be necessary to ensure its compliance with its warranties and obligations in Clause 3. If Licensor fails to make such deposit of the new, corrected or revised Escrow Material, NCC Group will issue a report to Licensee (with a copy to Licensor) detailing the problem with the Escrow Material as revealed by the relevant tests.

12NCC Group's Liability

12.1Nothing in this Clause 12 excludes or limits the liability of NCC Group for its negligence or intentional misconduct.

12.2Subject to Clause 12.1, no party shall be liable for any loss or damage caused to either Licensor or Licensee except to the extent that such loss or damage is caused by the negligent acts or omissions of or a breach of any contractual duty by such

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party, its employees, agents or sub-contractors and in such event such party's total liability in respect of all claims arising under or by virtue of this Agreement or in connection with the performance or contemplated performance of this Agreement, shall not exceed the minimum dollar amounts of the insurance coverage required by Clause 15.13 except in the case where such liability relates to the indemnification protection afforded NCC Group by Licensor and any subject Licensee.

12.3NCC Group shall not be responsible in any manner whatsoever for any failure or inability of Licensor or Licensee to perform or comply with any provision of this Agreement.

12.4NCC Group shall not be liable in any way to Licensor or Licensee for acting in accordance with the terms of this Agreement and specifically (without limitation) for acting upon any notice, written request, waiver, consent, receipt, statutory declaration or any other document furnished to it pursuant to and in accordance with this Agreement.

12.5Subject to Clause 11, NCC Group shall not be required to make any investigation into, and shall be entitled in good faith without incurring any liability to Licensor or Licensee to assume (without requesting evidence thereof) the validity, authenticity, veracity and due and authorized execution of any documents, written requests, waivers, consent, receipts, statutory declarations or notices received by it in respect of this Agreement.

13Indemnity

Licensor agrees to defend and indemnify NCC Group and to hold NCC Group harmless from and against any claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney's fees), in each case which may be imposed on, or incurred by or asserted against NCC Group in any way arising out of or relating to this Agreement, provided that licensor shall not be liable for that portion of any such indemnification amount resulting from NCC Group's gross negligence or intentional misconduct or material breach of any contractual duty hereunder.

14Term and Termination

14.1This Agreement and any Deposit Account Agreement shall continue until terminated in accordance with this Clause 14.

14.2If Licensor or Licensee. as the case may be, fails to pay on invoice addressed to it for services under this Agreement and/or any Deposit Account Agreement within 45 days of its issue, NCC Group reserves the right to give that party written notice to pay the outstanding invoice within 30 days. If Licensor has not paid its invoice by the expiry of the 30 day notice period, NCC Group will give Licensee(s) a period of 45 days to pay Licensor's invoice. If Licensor or Licensee (as appropriate) has not paid its invoice after being given notice in accordance with this Clause, NCC Group shall have the right to terminate this Agreement, the relevant Deposit Account Agreement or the registration of Licensee (as appropriate) without further notice. Any amounts owed by Licensor but paid by Licensee(s) will be recoverable by Licensee(s) direct from Licensor as a debt and, if requested, NCC Group shall provide appropriate documentation to assist in such recovery.

14.3Upon termination of this Agreement and/or a Deposit Account Agreement in their entirety under the provisions of Clause 14.2, for 30 days from the date of termination NCC Group will make the Escrow Material available for collection by Licensor or its agents from the premises of NCC Group during office hours. After such 30 day period NCC Group will destroy the Escrow Material.

14.4Notwithstanding any other provision of this Clause 14, NCC Group may resign as Escrow Agent hereunder and terminate this Agreement and/or a Deposit Account Agreement(s) by giving sixty (60) days written notice to Licensor and Licensee(s). In the event that this Agreement and/or a Deposit Account Agreement is terminated in its entirety, Licensor and Licensee(s) shall appoint a mutually acceptable new custodian on similar terms and conditions to those contained herein.  If a new custodian is not appointed within 14 days of delivery of such notice, Licensor or Licensee(s) shall be entitled to request the American Arbitration Association to appoint a suitable new custodian upon terms and conditions consistent with those in this Agreement. Such appointment shall be final and binding on Licensor and Licensee(s). If NCC Group is notified of the new custodian within the notice period, NCC Group will forthwith deliver the Escrow Material to the new custodian. If NCC Group is not notified of the new custodian within the notice period and this Agreement and/or a Deposit Account Agreement has been terminated in its entirety, NCC Group will return the Escrow Material to Licensor.

14.5Licensee may terminate any and all Deposit Account Agreements in respect of itself only at any time by giving sixty (60) days prior written notice to NCC Group.

14.6If the License Agreement with a Licensee has expired or has been lawfully terminated, then Licensee shall endeavour to give notice to NCC Group within 14 days thereof to terminate its interest under the relevant Deposit Account Agreement(s), failing which, Licensor shall be entitled to give written notice to NCC Group to terminate the relevant Licensee's interests under the relevant Deposit Account Agreement(s). Upon receipt of such a notice from Licensor, NCC Group shall notify Licensee of Licensor's notice to terminate. Unless within 30 days of NCC Group giving such notice to Licensee, NCC Group receives a counter-notice from Licensee disputing the termination of the License Agreement, then Licensee shall be deemed to have

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consented to such termination and Licensee's rights under the relevant Deposit Account Agreement shall immediately automatically terminate. Any disputes arising under this Clause shall be dealt with in accordance with the dispute resolution procedure in Clause 8. Upon termination of all registered Licensees under a Deposit Account Agreement under this Clause, NCC Group shall return the Escrow Material to Licensor.

14.7Subject to Clause 14.6, Licensor may only terminate the interests of any Licensee under a Deposit Account Agreement with the written consent of that Licensee.

14.8Subject to Clause 14.6, Licensor may only terminate this Agreement or a Deposit Account Agreement in its entirety with the written consent of all licensees.

14.9A Deposit Account Agreement shall automatically immediately terminate in respect of a licensee upon release of the Escrow Material to that Licensee in accordance with Clause 7.

14.10If this Agreement or a Deposit Account Agreement is superseded and replaced by a new agreement in respect of the Escrow Material, this Agreement and/or the relevant Deposit Account Agreement shall, upon the coming into force of the new agreement in respect of a Licensee, automatically terminate in respect of that Licensee. When this Agreement and/or a Deposit Account Agreement has been terminated in respect of all Licensees who are registered under it, it shall immediately terminate in its entirety. Licensor shall request NCC Group to either transfer the Escrow Material to the new agreement. If new material is deposited. upon its receipt, NCC Group shall, unless otherwise instructed, destroy the Escrow Material.

14.11The termination of this Agreement and/or a Deposit Account Agreement in respect of a Licensee shall be without prejudice to the continuation of this Agreement and/or the Deposit Account Agreement in respect of any other Licensees.

14.12If any terminations of Licensees' interests under this Agreement and/or a Deposit Account Agreement result in there being no Licensees registered under this Agreement and/or the Deposit Account Agreement, unless otherwise instructed by Licensor, this Agreement and/or the Deposit Account Agreement will continue and the Escrow Material will be retained by NCC Group pending registration of other Licensees.

14.13The provisions of Clauses 1, 4.2, 6, 9, 10, 11.1, 12, 13, 14.13 to 14.15 (inclusive) and 15 shall continue in full force after termination of this Agreement.

14.14On and after termination of this Agreement and/or a Deposit Account Agreement, Licensor and/or Licensee(s) (as appropriate) shall remain liable to NCC Group for payment in full of any fees and interest which have become due but which have not been paid as at the date of termination.

14.15The termination of this Agreement and/or a Deposit Account Agreement, however arising, shall be without prejudice to the rights accrued to the parties prior to termination.

15 General

15.1Licensor and Licensee(s) shall notify NCC Group and each other within 30 days of its occurrence, of any of the following:

15.1.1a change of its name, principal office, contact address or other contact details; and

15.1.2any material change in its circumstances that may affect the validity or operation of this Agreement or a Deposit Account Agreement.

15.2This Agreement shall be governed by and construed according to the laws of the state of California, excluding that body of law known as conflict of law.

15.3This Agreement, the relevant Deposit Account Agreement together with, in respect of each Licensee, their Registration Agreement represents the whole agreement relating to the escrow arrangements between NCC Group, Licensor and that Licensee for the Software and shall supersede all prior agreements, discussions, arrangements, representations, negotiations and undertakings. In the event of any conflict between these documents, the terms of this Agreement shall prevail.

15.4Unless the provisions of this Agreement otherwise provide, any notice or other communication required or permitted to be given or made in writing hereunder shall be validly given or made if delivered by hand or courier or if dispatched by certified or registered mail (airmail if overseas) addressed to the address specified for the parties in this Agreement or their Registration Agreement (or such other address as may be notified to the parties from time to time) or if sent by facsimile message to such facsimile number as has been notified to the parties from time to time and shall be deemed to have been received:

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(i)if delivered by hand or courier, one day following the time of delivery;

(ii)if sent by certified or registered mail (airmail if overseas), 3 business days after posting (6 days if sent by airmail);

(iii)if sent by facsimile, one day following the time of completion of the transmission of the facsimile with facsimile machine confirmation of transmission to the correct facsimile number of all pages of the notice.

15.5Except where Licensor or Licensee merges, is acquired or has substantially all of its assets acquired and the new entity or acquirer agrees to assume all of their obligations and liabilities under this Agreement and the relevant Deposit Account Agreement, Licensor and Licensee shall not assign, transfer or subcontract this Agreement or any rights or obligations hereunder without the prior written consent of the other parties.

15.6NCC Group shall not be entitled to transfer or assign this Agreement without the prior written consent of Licensor and thereupon written notice to all Licensees, provided, however, that in the event of the acquisition of NCC Group, NCC Group shall be entitled to transfer or assign this Agreement in connection with such acquisition upon written notice to both Licensor and all Licensees.

15.7This Agreement shall be binding upon and survive for the benefit of the successors in title and permitted assigns of the parties.

15.8If any provision of this Agreement is declared too broad in any respect to permit enforcement to its full extent, the parties agree that such provision shall be enforced to the maximum extent permitted by law and that such provision shall be deemed to be varied accordingly. If any provision of this Agreement is found by any court. tribunal or administrative body of competent jurisdiction to be wholly or partly illegal. invalid, void, or unenforceable, it shall, to the extent of such illegality, invalidity or unenforceability, be deemed severable and the remaining part of the provision and the rest of the provisions of this Agreement shall continue in full force and effect.

15.9Save as expressly provided in this Agreement, no amendment or variation of this Agreement or a Deposit Account Agreement shall be effective unless in writing and signed by a duly authorized representative of each of the parties to it.

15.10The parties shall not be liable to each other or be deemed to be in breach of this Agreement by reason of any delay in performing, or failure to perform, any of their obligations under this Agreement if the delay or failure was for a reason beyond that party's reasonable control (including, without limitation, fire, flood, explosion, epidemic, riot, civil commotion, any strike, lockout or other industrial action, act of God, war or warlike hostilities or threat of war, terrorist activities, occidental or malicious damage, or any prohibition or restriction by any governments or other legal authority which affects this Agreement and which is not in force on the date of this Agreement).  A party claiming to be unable to perform its obligations under this Agreement (either on time or at all) in any of the circumstances set out above must notify the other parties of the nature and extent of the circumstances in question as soon as practicable. If such circumstances continue for more than six months, any of the other parties shall be entitled to terminate this Agreement by giving one month's notice in writing.

15.11No waiver by any party of any breach of any provisions of this Agreement shall be deemed to be a waiver of any subsequent or other breach and, subject to Clause 7.6, no failure to exercise or delay in exercising any right or remedy under this Agreement shall constitute a waiver thereof.

15.12This Agreement may be executed in any number of counterparts and by different parties in separate counterparts. Each counterpart when so executed shall be deemed to be on original and all of which together shall constitute one and the some agreement.

15.13NCC Group shall, at its sole cost and expense, throughout the term of this Agreement, procure and maintain in full force and effect, the following insurance coverage with on insurance carrier that is rated B+ or better by A.M. Best. NCC Group shall provide Licensor and all Licensees hereunder with a certificate of insurance evidencing such coverage. All certificates of insurance shall require that Licensor and Licensee be provided with no less than thirty (30) days advance written notice of cancellation of the stated coverage, and NCC Group shall request that its insurer use its best efforts to provide at least thirty (30) days advance written notification of such cancellation.

Type of Insurance	Coverage Amount	Type of Insurance	Coverage Amount
General Liability	$2,000,000 General Aggregate
General Liability	$1,000,000 Each Occurrence	Umbrella Coverage	$5,000,000 General Aggregate
Professional Liability	$1,000,000 Each Occurrence

Signed for an on behalf of Silver Spring Networks, Inc.

© NCC Group 1984-2006USML Dep Ag Prem

Name: Carrie Kalinowski/s/ Carrie Kalinowski

Position: Director, Finance(Authorized Signatory)

Signed for and on behalf of NCC GROUP, INC.

Name:***/s/ ***

Position: General Manager, NA(Authorized Signatory)

SCHEDULE 6

ATTACHMENT A

Advanced Metering InfrastructureREGISTRATION AGREEMENT

Technology and Network DesignFOR ESCROW AGREEMENT

Registration Agreement

NOTE:  A   COPY  OF  THIS  REGISTRATION  AGREEMENT  MUST  BE  DULY  SIGNED  BY  AN  AUTHORIZED  SIGNATORY  AND RETURNED TO NCC GROUP BEFORE A LICENSEE CAN CLAIM PROTECTION UNDER THE RELEVANT DEPOSIT ACCOUNT.

Agreement between:

(1)Silver Spring Networks, Inc. whose principal office is at [Licensor address] ("Licensor");

(2)NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA ("NCC Group"); and

(3)Licensee's Name: CHED Services Pty Ltd (ABN 14 112 304 622)

whose principal office is at

Level 8, 40 Market Street, Melbourne, Victoria, Australia("Licensee"); Agreement:

1.This registration agreement ("Registration Agreement") is supplemental to the terms and conditions of  the multi licensee deposit account software escrow agreement number 38105 dated April 4, 2007 ("Escrow Agreement") and the Deposit Account Agreement(s) (as defined in the Escrow Agreement) number(s) 38105 dated 4 April 2007, both between Licensor and NCC Group.

2.This Registration Agreement, the Escrow Agreement and the relevant Deposit Account Agreement(s) together shall form a binding agreement between Licensor, NCC Group and Licensee in accordance with the terms of the Escrow Agreement.

3.Licensee agrees to defend and indemnify NCC Group and to hold NCC Group harmless from and against any third party claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney's fees), in each case which may be imposed on, or incurred by or asserted against NCC Group in any way arising out of or relating to this Agreement, provided that Licensee shall not be liable for that portion of any such indemnification amount resulting from NCC Group's negligence or intentional misconduct. NCC Group agrees to defend and indemnify Licensee and hold Licensee harmless from and against any third party claims, suits or other proceedings, actions, losses, costs, liabilities or expenses incurred in connection with the defense thereof (including reasonable attorney's fees), in each case which may be imposed on, or incurred by or asserted against Licensee in any way arising out of or relating to NCC Group's negligence or intentional misconduct.

4.Licensee hereby agrees to take the benefit of, agrees and undertakes to perform its obligations under and be bound by the terms and conditions of the Escrow Agreement, including the payment obligations defined below, as though they were a party to the Escrow Agreement and the Deposit Account Agreement and named therein as a Licensee.

5.Licensor and Licensee agree to compensate NCC Group for its services pursuant to this agreement according to the schedule following:

	DESCRIPTION	RATE	LICENSOR	LICENSEE
1	Annual Escrow Management Fee		$100%	Nil
2	Deposit Account Initial Fee		$100%	Nil
3	Licensee Registration Fee (per individual Licensee registered, payable $ upon registration and upon the escrow account's anniversary eve year thereafter)		$100%	Nil
4	Licensee Termination Fee	$ 75.00	Nil	100%
5	Release Fee (plus NCC Group's reasonable expenses)	$ 500.00	Nil	100%

6.This Registration Agreement shall take effect when NCC Group has registered Licensee as a party to the relevant Deposit Account Agreement.

7.The Release Events for the undersigned Licensee are set out in clause 27.1.6 of the Framework Agreement. If the Licensee notifies NCC Group that a Release Event has occurred, this will be considered as conclusive evidence for the purposes of this Agreement that a Release Event has occurred in accordance with the terms of the Framework Agreement, and pursuant to Clause 12.5 of the Escrow Agreement.

8.For the purposes of this Registration Agreement the Escrow Agreement is amended as follows:

(i)Insert "Framework Agreement" means the framework agreement executed by the Licensee and the Licensor for the Advanced Metering Infrastructure Technology and Network Design into clause 1.1.

SCHEDULE 6

ATTACHMENT A

Advanced Metering InfrastructureREGISTRATION AGREEMENT

Technology and Network DesignFOR ESCROW AGREEMENT

(ii)In the definition of Release Purposes in clause 1.1 replace "the sole and limited purposes of understanding. maintaining, modifying and correcting the Software exclusively for an on behalf of the Licensee together with such other purposes (as are explicitly permitted under the Licence Agreement" with  the words "the full enjoyment of the rights granted under the Framework Agreement, including, without limitation, the rights granted under clause 27.1.7."

(iii)Insert the words "and a copy of ail tools, compilers and other software required to build, compile, install, backup and command the software" at the end of clause 3.1.3.

(iv)Delete the words "where applicable" from the first line of clause 3.1.6.

(v)Insert the words "required to be deposited under the Framework Agreement and is" between the word "information" and "in human readable form" in clause 3.2.3.

(vi)Insert a new clause 5.1.4 as follows: "maintain a complete copy of the Escrow Material at the premises of on agent located within Australia. NCC Group must notify the Licensee of the location of this Australian agent. If there is a Release Event and the Licensee issues a notice in accordance with clause 7, the Australian agent must be capable of receiving notice in accordance with clause 7, and of releasing the Escrow Material directly to the Licensee. However, for the avoidance of doubt, it is understood that the Australian agent shall only act under the direction of NCC Group.

(vii)Delete clause 7.3 so that it reads as follows:

"Upon receipt of a Notice from Licensee claiming that a Release Event has occurred, NCC Group will release a copy of the Escrow Material to Licensee for its use for the Release Purposes."

(viii)Delete clause 7.4, clause 7.5 and clause 7.6.

(ix)Insert the words "NCC Group shall submit a copy of the Notice Issued under clause 7.3 to the Licensor" as a new clause 7.4.

(x)Insert the words "If the Licensor considers that the Release Event set out in the Notice has not occurred, and that the Escrow Material should not have been released to the Licensee, the Licensor may invoke the dispute resolution procedure set out in the Framework Agreement."

(xi)Replace the words "Santa Clara County, California or Palm Beach County, Florida under Commercial Arbitration Rules of the American Arbitration Association" in clause 8.1 with the words "Melbourne. Victoria, Australia under the Conduct of Commercial Arbitrations Rules of the Institute of Arbitrators and Mediators Australia."

(xii)Delete the words "and whether the event or circumstance giving rise to the release event has been rectified" from the last line of clause 8.1.

(xiii)Delete clause 8.2.

(xiv)Replace the words "only for the Release Purposes" with the words "in accordance with the rights granted under clause 27.1.6 of the Framework Agreement" in clause 9.2.

(xv)Delete Clause 12.2 and replace it with the following:

(xvi)NCC Group shall not be liable for any loss or damage  caused  to  the  Licensor  and  Licensee except to the extent that such loss or damage is caused by the negligent acts or omissions of or a breach of any contractual duty by NCC Group, its employees, agents or sub-contractors and in such event NCC Group's  total liability in respect of all claims arising under or by virtue of this Agreement or in connection with the performance or contemplated  performance  of  this Agreement, shall not exceed the sum of $2,000,000 (two million US dollars);

Further, NCC Group shall not be liable to the Licensor and Licensee for any indirect or consequential loss or damage whether for loss of profit, loss of business, depletion of goodwill or otherwise whatsoever or howsoever caused which arise out of or in connection with this Agreement even if such loss was reasonably foreseeable or NCC Group had been advised of the possibility of incurring the same by the Licensor and Licensee or any third party.

(xvii)Replace the words "American Arbitration Association" in clause 14.4 with "Institute of Arbitrators and Mediators Australia"

(xviii)Replace the word "California" with the words "Victoria, Australia" in clause 15.2.

(xix) Insert the words "and the Framework Agreement between the Licensee and the Licensor, as it relates to the duties and obligations of Licensor and Licensee to one another" after the words "Registration Agreement" in clause 15.3.

SCHEDULE 6

ATTACHMENT A

Advanced Metering InfrastructureREGISTRATION AGREEMENT

Technology and Network DesignFOR ESCROW AGREEMENT

Signed for and on behalf of CHED Services Pty Ltd

Name: Peter Tulloch      |    .............../s/ Peter Tulloch

Position: Director

Date: 4 June 2009

Name: Shane Breheny      |    ....... /s/ Shane Breheny

Position: *Director/~~Company Secretary~~

(*Cross out whichever is inapplicable) .............|              (Authorized Signatory)

Date: 4 June 2009

Signed for and on behalf of Silver Spring Networks, Inc.

Name: Scott A. Lang    |.................../s/ Scott A. Lang

Position: Chairman, CEO                                                        (Authorized Signatory)

Date: 1 June 09

Signed for and on behalf of NCC GROUP, INC.

Name: ***    |.................................................................../s/ ***

Position: General Manager, VP N.A.                                      (Authorized Signatory)

Date: June 1, 2009

SCHEDULE 6

ATTACHMENT A

Advanced Metering InfrastructureREGISTRATION AGREEMENT

Technology and Network DesignFOR ESCROW AGREEMENT

Signed for and on behalf of CHED Services Pty Ltd

Name:| .......................................................................................................  .

Position: Director...............................................................................

Date:...................................................................................................

Name:| .......................................................................................................  .

Position: *Director/Company Secretary

(*Cross out whichever is inapplicable) .................................. |(Authorized Signatory) Date:

Signed for and on behalf of Silver Spring Networks, Inc.

Name: .......................................................................................................  .

Position:  ......................................................................................  (Authorized Signatory)

Date:...................................................................................................

Signed for and on behalf of NCC GROUP, INC.

Name: .......................................................................................................  .

Position:  ......................................................................................  (Authorized  Signatory)

Date:...................................................................................................

©NCC Group 1984-2006USML Dep Ag Prem

Appendix 1

Template Deposit Account Agreement

Agreement dated: Between:

(1)Silver Spring Networks, Inc. whose principal office is at [Licensor address] ("Licensor"); and

(2)NCC Group, Inc. a corporation organized and existing under the laws of Virginia with its principal office at 1731 Technology Drive, Suite 880, San Jose, California 95110, USA ("NCC Group").

Agreement:

In consideration of the mutual obligations and undertakings contained in the multi licensee deposit account software escrow agreement number ____________ dated __________ ("Agreement") between the Licensor and NCC Group, the parties to this agreement agree as follows:

1This agreement is a Deposit Account Agreement (as defined in the Agreement).

2This  Deposit  Account  Agreement  is  supplemental  to  and  governed  by  the  terms  and  conditions  of  the Agreement.

3This  Deposit Account  Agreement  relates to  the  Escrow  Material as defined  in the Agreement   and  as described in  Schedule  1 below.

4NCC Group's fees are payable as set out in the Letter of Intent between the parties.

Signed for and on behalf of Silver Spring Networks, Inc.

Name: ........................................................................................                I ....................................................................................................

Position: ......................................................................................   I

Date:  ..........................................................................................   I

(Authorized Signatory)

Signed for and on behalf of NCC GROUP, INC.

Name:    ..............................................................................    I...................................................... ............................

Position:     ......................................................................................          I

Date:  ..........................................................................................   I

 (Authorized Signatory)

Version 12.15.06 Agreement Number [  ]

© NCC Group 1984-2006USML Dep    Ag  Prem

Schedule 1 (Deposit Form)

ESCROW MATERIALS DEPOSIT FORM
Escrow Account Number:[Agreement Number]
Product Name:[Software Name]
Date:

DEPOSITOR DETAILS Company Name:	Technical Contact
Address:	Signature:
Position:
Telephone No:	Email Address:

MATERIAL DETAILS

Media Type (e.g. Disc, Tape etc.)	Number of media items	Name of Software	Version/Release

Hardcopy Documents (please supply details):
Softcopy Documents (please give location on media, e.g. \docs\build):
What Hardware was used to create the media deposit?
What Operating System was used?
What Backup Command/Software was used?
What Software Compression has been used?
What Encryption/Password Protection has been used?
In what Development Language is the source code written?
Approximate size of the data on the media in megabytes?
Provide details of any third party software required to access/compile the material.
Provide details of any additional build information.

The following information MUST be provided for NCC Group to accept the deposit of escrow material:

If this is your initial/first deposit, please fill in Section 1.

If this is your second or subsequent deposit (i.e. a replacement/update) please fill in Section 2.

SECTION 1:Initial Deposit (First Deposit) - Is this a complete deposit?

☐ YES      ☐ NOif NO, please indicate when the rest of the deposit will be sent

SECTION 2:Deposit Updates/Replacements - Is the deposit a complete replacement of any of the previous deposits?

☐ YES    ☐ NO

If YES , would you like the past deposit(s) to be:

☐ RETAINED    ☐  RETURNED   ☐  DESTROYED  *For returns and destroys, please specify which deposit(s) this applies to by reference to the month and year of delivery to NCC Group

(Tick 'ALL' if all previous deposits):  ☐  All☐ SPECIFIC DEPOSIT(S):

Signature:Date materials received by of Recipient:_____________________________________________NCC Group:

Version 12. 15.0612

Agreement Number [           ]

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT B SUBCONTRACTORS' DEED POLL

SUBCONTRACTORS' DEED POLL

TO:

CHED Services Pty Ltd
Level 8
40Market St
Melbourne Vic
AUSTRALIA

Date:  /    /2009

Dear Directors

Our Contract with [SSN Inc] [insert details] (the Contract)

We refer to our previous discussions. The Company covenants that:

•upon notice from CHED Services the Company will supply CHED Services with the goods or services that it has agreed to supply under the Contract which [SSN Inc] uses to fulfil its obligations to CHED Services or its affiliated companies;

•to the extent that CHED Services ***; and

•to the extent that CHED Services ***.

For the purposes of this letter a reference to the Contract is also a reference to any contract or arrangement that replaces the Contract.  This letter operates as a deed poll and is governed by the law in Victoria, Australia and is executed under section 127 of the Corporations Act 2001.

Yours Faithfully

…………………………Director  ……………………………..Director/Secretary

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CHED Services Pty Ltd

ABN 14 112 304 622

AMI DEED OF CO-OPERATION

AND FAULT CO-ORDINATION

_____________________________

CHED Services Pty Ltd

Silver Spring Networks Inc. (Network Provider)

Powercor Network Services Pty Ltd (PNS)

Advanced Metering Infrastructure Project

Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 6 ATTACHMENT C DEED OF CO-OPERATION AND FAULT CO-ORDINATION

1...............................Obligations under the Framework Agreement2

2...............................................................................Roles and Responsibilities2

3...............................................................................................................................Testing3

4...............................................................................................................Acceptance3

Acceptance...............................................................................................................................3

***.........................................................................................................................................3

5.............................................................................................Project Governance4

Point of contact.........................................................................................................................4

Attendance at meetings.................................................................................................................4

6...............................................................................Fault Resolution Protocol4

7...........................................................................................................Confidentiality4

8.............................................................................................Intellectual Property7

No transfer...............................................................................................................................7

Licence of Intellectual Property.......................................................................................................7

9...............................................................................................Dispute Resolution8

10...................................................................................................................................Term10

Commencement.......................................................................................................................10

11...............................................................................................................Termination10

12.............................................................................................................New Parties11

Deed of Accession...................................................................................................................11

13.............................................................................................................................Notices11

14.........................................................................................................Miscellaneous12

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 6 ATTACHMENT C DEED OF CO-OPERATION AND FAULT CO-ORDINATION

15.......................................................................Definitions and interpretation15

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 6 ATTACHMENT C DEED OF CO-OPERATION AND FAULT CO-ORDINATION

This Deed is made the day of 2009

CHED Services Pty Ltd ABN 14 112 304 622 of Level 8, 40 Market Street, Melbourne, Victoria (CHED Services)

Powercor Network Services Pty Ltd ABN 94 123 230 240 of Level 8, 40 Market Street, Melbourne, Victoria (PNS)

Silver Spring Networks Inc ABN 25 630 693 963 *** (Network Provider)

 Recitals

AThe Network Provider has entered into a Framework Agreement with CHED Services in relation to the provision of various hardware, software and services for the Advanced Metering Infrastructure (AMI) Project.

BThe AMI Project comprises the provision of:

a.meters (mesh radio and point to point);

b.a communications network;

c.a network management system;

d.a backhaul communications system;

e.a field team to install the meters; and

f.ongoing support and maintenance of the System,

(collectively the AMI Project).

CCHED Services has contracted the supply and installation of meters manufactured as part of the AMI Project to PNS.

DPNS intends to enter into a Framework Agreement with each of the Field Force Contractors in relation to the provision of various installation and other ancillary services for the AMI Project.

EPNS's PNS intends to enter into a Framework Agreement with each of the Meter Contractors in relation to the supply of meters and other complementary products and services for the AMI Project.

FIt is intended that each of the Network Provider, the Field Force Contractors and the Meter Contractors (each a "Provider" and collectively the "Providers") will acknowledge that its activities under the Framework Agreement to which it is a party are intended to interact harmoniously with the hardware, software and services of the other Providers and that taken together the Providers' services will be suitable for CHED Services' purposes in relation to the AMI Project.

GThe Providers are to agree to co-operate with each other in good faith, to share information and work together to design, develop, test, implement and support the

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 6 ATTACHMENT C DEED OF CO-OPERATION AND FAULT CO-ORDINATION

System and to work together to resolve any issues arising in the development, implementation and ongoing support of the System, on the terms of this Deed.

THE PARTIES AGREE AND DECLARE AS FOLLOWS:

1Obligations under the Framework Agreement

1.1Nothing in this Deed removes or reduces an obligation of a Provider contained in a Framework Agreement or Contract.

1.2Without limiting clause 1.1, nothing in this Deed has the effect of relieving a Provider from an obligation to notify of a possible Qualifying Cause of Delay under the Framework Agreement.

2Roles and Responsibilities

2.1The parties' roles in the design, development, testing, implementation and support of the System are set out in the Roles and Responsibilities Matrix (R&R Matrix) at Schedule 1 to this Deed.

2.2By signing this Deed each party agrees that the R&R Matrix accurately reflects that party's responsibilities under its Framework Agreement and Contracts with CHED Services or PNS at the date of execution. Each party must perform its obligations as set out in the R&R Matrix.

2.3CHED Services may update the R&R Matrix from time to time during the Term of this Deed. Updates to the R&R Matrix may be the result of new Contracts being executed between CHED Services or PNS (as the case requires) and a Provider or operational changes to the System. CHED Services will issue the parties with an updated R&R Matrix as required.

2.4If a Provider does not agree that an updated R&R Matrix accurately reflects its obligations under the Framework Agreement and relevant Contracts that Provider may raise the issue with CHED Services or PNS (as the case requires) through the dispute resolution process in its Framework Agreement.

3Testing

3.1Where a Contract provides for testing of deliverables and a Provider's Deliverables interact with another Provider's Deliverables, each Provider will cooperate with each other Provider and do all things reasonable to assist the Provider whose Deliverables are undergoing testing to achieve successful completion of such testing.

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 6 ATTACHMENT C DEED OF CO-OPERATION AND FAULT CO-ORDINATION

4Acceptance

Acceptance

4.1All Deliverables provided by each of the Providers must undergo Acceptance testing in accordance with the Framework Agreements and the relevant Contracts. Each Provider acknowledges and agrees that most Deliverables interact with Deliverables provided by other Providers and that successful completion of Acceptance testing may involve demonstrating successful interoperability with Deliverables of another Provider.

4.2Where a Provider's Deliverables are required to undergo Acceptance testing, each Provider will cooperate with each other Provider and do all things reasonable to assist the Provider whose Deliverables are undergoing Acceptance testing to achieve successful completion of such Acceptance testing.

***

4.3The parties acknowledge that, subject to the terms of the Parties' Contracts:

4.3.1each Contract sets out the requirements for *** and   CHED Services, or PNS as the case may be, may retain moneys under each Contract to be released to the Provider on successful *** of the System and thus achieving *** is important for Providers.

4.3.2 *** of the System will only be achieved where all Deliverables have been Accepted and the System as a whole meets the specifications for the AMI Project.

4.4The Providers acknowledge and agree that in order to achieve *** of the System that each Provider will need cooperate with all other Providers and do all things reasonable to assist all Providers to pass *** testing to achieve ***.

5Project Governance

Point of contact

5.1Each party's Responsible Officer under its relevant Framework Agreement will be the point of contact for the day to day management of the parties' relationship under this Deed. If a party's Responsible Officer should change that party must, within *** days of the change, notify all other parties to this Deed and provide contact details for the replacement Responsible Officer.  For avoidance of doubt, the parties acknowledge that PNS and CHED Services may have more than one Responsible Officer.

Attendance at meetings

5.2If requested by CHED Services to attend a Steering Committee Meeting, Project Management Committee meeting or SOW Committee Meeting relating to Contracts that the Provider is not a party to, the Provider must attend such a

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 6 ATTACHMENT C DEED OF CO-OPERATION AND FAULT CO-ORDINATION

meeting by sending a person with the level of expertise as requested by CHED Services.

5.3CHED Services must give the Provider at least *** Business Day's notice of a requirement to attend a meeting.

5.4The Provider must ensure that its representative at such meetings is capable of representing and binding the Provider in relation to the Provider's own Framework Agreement and Contracts.

6Fault Resolution Protocol

6.1The parties must comply with the Fault Resolution Protocol in Schedule 2.

7Confidentiality

Existing obligations

7.1Each Provider has obligations of confidence under its Framework Agreement and its Contracts with CHED Services or PNS as the case may be. In addition to, and without prejudicing any rights in the Framework Agreement or its Contracts, a Provider must comply with the confidentiality obligations contained in this clause in relation to the Confidential Information of parties to this Deed.

Acknowledgement

7.2Each party (as a Recipient of Confidential Information) acknowledges that the Discloser's Confidential Information is the Discloser's valuable property, and that any unauthorised disclosure or use of it could give rise to considerable damage to the Discloser.

Obligations of Confidence

7.3The Recipient must:

7.3.1take all reasonable steps to keep all of the Discloser's Confidential Information confidential;

7.3.2not use or reproduce any of the Discloser's Confidential Information other than for the purposes of performing its obligations under this Deed, the Framework Agreement or any Contract;

7.3.3not disclose any of the Discloser's Confidential Information to any third party, other than:

(a)in accordance with this Deed, the Framework Agreement, a Contract or to the Recipient's professional advisors for the purposes of obtaining advice in relation to this Deed or the Framework Agreement or a Contract;

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 6 ATTACHMENT C DEED OF CO-OPERATION AND FAULT CO-ORDINATION

(b)to those of its employees, contractors or subcontractors who need to know the information for the purposes of this Deed, the Framework Agreement or a Contract and who are subject to a written obligation to protect the confidentiality of such Confidential Information;

(c)to comply with any applicable law or legally binding order of any court, government, semi-government authority or administrative or judicial body or with the listing rules of an exchange on which the Recipient's (or its holding company's) securities are listed (subject always to clause 7.4);

7.3.4not permit unauthorised person to have access to any of the Discloser's Confidential Information;

7.3.5not make, or permit any other person to make, any unauthorised use or disclosure of any of the Discloser's Confidential Information; and

7.3.6ensure that the Recipient's representatives (including its employees, contractors and subcontractors) do not do or omit to do anything which, if done or omitted to be done by the Recipient, would be a breach of the Recipient's obligations under this clause.

Notice

7.4The Recipient will immediately notify the Discloser of any information which comes to the Recipient's attention regarding any actual or potential breach of confidentiality, disclosure or unauthorised use of any of the Discloser's Confidential Information.

Extent of Obligations

7.5The provisions of clauses 7.3 and 7.4 do not apply to:

7.5.1information which at the time of its first disclosure or observation to the Recipient pursuant to this Deed or the Framework Agreement was generally available to the public other than because of a breach of this clause;

7.5.2information after it becomes generally available to the public other than because of a breach of this clause or of any obligation of confidence; or

7.5.3use or disclosure of information by the Recipient after the Recipient has received it without an obligation of confidence from a third person (other than an employee of subcontractor of the Discloser, or an employee of any of the Discloser's subcontractors, or any other party to this Deed that is not the Discloser) who is legally entitled to possess and use information and to provide it to the Recipient, where such use or disclosure accords with the rights or permission lawfully granted to the Recipient by that third person.

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 6 ATTACHMENT C DEED OF CO-OPERATION AND FAULT CO-ORDINATION

Obligations prior to compulsory disclosure

7.6Prior to any disclosure in reliance on 7.3.3(c), the Recipient must as soon as reasonably practicable after becoming aware that the disclosure will or is likely to take place or has taken place, use reasonable endeavours to give notice to the Discloser of the disclosure.

Delivery on Termination

7.7Subject to clause 7.7, upon termination of this Deed, or the Recipient's Framework Agreement, the Recipient will:

7.7.1deliver to the Discloser upon demand, the Discloser's Confidential Information in the Recipient's possession that is capable of being delivered;

7.7.2delete, erase, or otherwise destroy any of that Confidential information contained in computer memory, magnetic, optical, laser, electronic or other media in the Recipient's possession or control which is not capable of deliver to the Discloser; and

7.8The Recipient may retain a copy of so much of the Discloser's Confidential Information as:

7.8.1the Recipient is required by law to retain or which forms part of the Recipient's board papers; or

7.8.2the Recipient is authorised in writing by the Discloser to retain.

Duration of obligations

7.9All of the Confidential Information continues to be governed by this clause until:

7.9.1that information becomes known to the Recipient through a legal public source without restriction; or

7.9.2the expiry of 2 years after expiration of termination of the expiry of all of the Recipient's Framework Agreement and Contracts;

whichever is the earlier.

8Intellectual Property

No transfer

8.1Each party retains ownership of any Intellectual Property Rights in materials belonging to that party which are made available for use by the other party under this Deed.  Nothing in this Deed affects or gives a party any Intellectual Property or any interest in the Intellectual Property of another party.

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 6 ATTACHMENT C DEED OF CO-OPERATION AND FAULT CO-ORDINATION

8.2The parties agree and acknowledge that nothing in this Deed is intended to take precedence over the clauses relating to Intellectual Property Rights in a Contract or to reduce the rights granted under a Contract. For avoidance of doubt, this Deed does not affect or override any Intellectual Property Rights recognised or granted pursuant to any Contract.

Licence of Intellectual Property

8.3Each party grants to the other parties a royalty-free licence for the term of this Deed, to use materials that the party makes available pursuant to this Deed. The licence permits use of the materials by the other parties to this Deed solely for the purposes of performing obligations under this Deed or the use or enjoyment of Deliverables provided under a Contract. This is licence is non-transferable except that CHED Services may assign, transfer or sub-licence its licence to any Affiliated Company.

8.4Each party must treat the Intellectual Property as Confidential Information of the other parties.

Developed Intellectual Property

8.5All Intellectual Property developed jointly by the parties or coming into existence in connection with the performance of the obligations of the parties under this Deed including modifications, adaptations, improvements to or developments of any materials that a party makes to materials licensed under clause 8.3  (Developed Intellectual Property) will be owned by the party or parties that created it.

8.6Each party grants each other party and CHED Services Affiliated Companies a royalty free, non-exclusive, licence to each other party to use that Developed Intellectual Property for the purposes of this Deed or the use or enjoyment of Deliverables provided under a Contract.  This is licence is non-transferable except that CHED Services may assign, transfer or sub-licence its licence to any Affiliated Company.

***

8.7In relation to materials contributed by a party or used by a party in the performance of its obligations under this Deed, *** or is *** clause *** and that the ***.

9Dispute Resolution

Disputes covered

9.1The procedures set out below must be followed in relation to the resolution of a dispute between the Parties involving two or more Providers (the dispute may or may not involve CHED Services) and no party may issue legal proceedings in respect of that dispute unless it has first complied with this clause 9.

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9.2Where the dispute involves CHED Services and one Provider the dispute procedures in the relevant Framework Agreement must be followed.

9.3Where a dispute involves either CHED Services or PNS and one or more Providers, CHED Services or PNS (as the case may require) may elect by notice in writing at any time to have the dispute dealt with under this clause and, if so, the dispute resolution procedures in the relevant Framework Agreement will not apply. Where CHED Services or PNS gives such a notice in respect of a dispute which has already been commenced under this clause between two or more Providers, the procedures in this clause recommence as if the notice in writing were a Dispute Notice given by CHED Services or PNS.

Notice in writing

9.4The disputing party must give written notice of the dispute (Dispute Notice) to each party involved in the dispute (collectively the Disputing Parties), including reasonable particulars of the dispute.

9.5If CHED Services is not one of the Disputing Parties, the disputing party must also give a copy of the Dispute Notice to CHED Services' Responsible Officer at the same time it is provided to the Disputing Parties.

Meeting to resolve dispute

9.6The Disputing Parties must meet within 7 days of receipt of the Dispute Notice and endeavour to resolve the dispute in good faith.

9.7If CHED Services is not a part of the dispute the Disputing Parties must notify CHED Services of the time and venue of the meeting. CHED Services may, in its sole discretion, decide to attend such dispute resolution meeting.

Meeting of General Managers

9.8If the meeting required under clause 9.6 does not take place within the time specified in clause 9.6 (or such further period as the parties agree in writing), or if the dispute remains unresolved 7 days or more after that settlement meeting, the Disputing Parties must refer the dispute to the level of General Manager from each Disputing Party's organisation who must then meet within 28 days of the Dispute Notice and endeavour to resolve the dispute in good faith within 7 days of the meeting.

9.9If CHED Services is not a part of the dispute the Disputing Parties must notify CHED Services of the time and venue of the meeting. CHED Services may, in its sole discretion, decide to attend such dispute resolution meeting.

Mediation

9.10If the dispute is not resolved within 7 days of the meeting of the General Managers (or such longer period as the parties agree in writing), any Disputing Party may refer the dispute to mediation by a mediator to be agreed between the Disputing Parties, or if the Disputing Parties are unable to agree upon a mediator

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within 7 days, a mediator to be nominated by the President of the Law Institute of Victoria or his or her nominee.  The mediator will choose the rules of the mediation and each party will bear its own costs of the mediation.

9.11If CHED Services is not a part of the dispute the Disputing Parties must notify CHED Services of the time and venue of the meeting. CHED Services may, in its sole discretion, decide to attend such mediation.

Legal proceedings

9.12Any Disputing Party may issue legal proceedings in a court of competent jurisdiction, in respect of the matters the subject of the dispute, only if a mediation pursuant to clause 9.10 does not result in a settlement of the dispute within 60 days after the Dispute Notice (or such other period as the parties agree in writing).

9.13Nothing in this clause 9 will preclude a party from seeking urgent injunctive relief in cases of genuine emergency without having complied with the requirements of this clause 9.

Obligations during dispute

9.14During a dispute, the Providers that form part of the Disputing Parties must continue to provide the Deliverables in accordance with its obligations under a Contract, or a relevant Framework Agreement, and must continue to comply with the provisions of this Deed.

10Term

Commencement

10.1.1This Deed takes effect on the date of execution by the first party and remains in force until all Framework Agreements and Contracts arising under them have expired or have been terminated, unless terminated earlier by CHED Services or PNS as the case may be.

11Termination

Termination of Framework Agreement

11.1Where a party's Framework Agreement and all Contracts arising under it expire or are terminated, that party will, with immediate effect from the latest time of the termination or expiry, be excluded from the operation of this Deed.

Termination for convenience

11.2CHED Services may, at any time, by written notice to the parties, terminate this Deed or exclude a party from the operation of this Deed.

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11.3No party is entitled to terminate this Deed except as expressly permitted in this Deed.

Effect of termination

11.4In addition to any other rights, powers or remedies a party may have under this Deed or at law, if this Deed ends, or is terminated or a party is excluded from the operation of this Deed, the following will apply:

11.4.1each party is released from its obligations under this Deed (except those relating to confidentiality, dispute resolution and intellectually property);

11.4.2each party retains the rights it has accrued under this Deed.

11.5This clause does not prevent either party from using the dispute resolution procedures set out in clause 9.

12New Parties

Deed of Accession

12.1Where CHED Services or PNS enters into a contract with another entity, which CHED Services considers requires that other entity to cooperate with one or more of the parties to this Deed:

12.1.1CHED Services may require, or CHED Services may require PNS to ensure that, the entity executes a Deed of Accession in a form reasonably acceptable to CHED Services in favour of the parties to this Deed under which that entity agrees to be bound by this Deed; and

12.1.2An entity becomes a party to this Deed from the date it executes a Deed of Accession.

13Notices

Giving notices

13.1Any notice or communication given to a party under this Deed is only given if it is in writing and sent in one of the following ways:

13.1.1delivered or posted to that party at its address and marked for the attention of the relevant department or officer (if any) set out below;

13.1.2faxed to that party at its fax number and marked for the attention of the relevant department or officer (if any) set out below;

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 6 ATTACHMENT C DEED OF CO-OPERATION AND FAULT CO-ORDINATION

Name:CHED Services Pty Ltd

Address:Level 8, 40 Market Street, Melbourne, Victoria

Fax number:(03) 9683 4200

Attention:Company Secretary

Name:Powercor Network Services Pty Ltd

Address:Level 8, 40 Market Street, Melbourne, Victoria

Fax number:(03) 9683 4200

Attention:Company Secretary

Name:Silver Spring Networks Inc

Address:***

Fax number:[Fax number]

Change of address or fax number

13.2If a party gives the other party three business days' notice of a change of its address or fax number, any notice or communication is only given by that other party if it is delivered, posted or faxed to the latest address or fax number.

Time notice is given

13.3Any notice or communication is to be treated as given at the following time:

13.3.1If it is delivered to the party's address before 5.00 pm on a business day, on the day of delivery, otherwise on the next business day.

13.3.2If it is sent by post, three (or, in the case of a notice or communication posted to another country, nine) business days after it is posted.

13.3.3If it is sent by fax and a correct and complete transmission report is received by the sending party no later than 4.00 pm on a business day, at the time that transmission report is received but otherwise on the next business day.

14Miscellaneous

Approvals and consents

14.1Unless this Deed expressly provides otherwise, a party may give or withhold an approval or consent in that party's absolute discretion and subject to any conditions determined by the party.  A party is not obliged to give its reasons for giving or withholding a consent or approval or for giving a consent or approval subject to conditions.

14.2Where this Deed refers to a matter being to the 'satisfaction' of a party, this means to the satisfaction of that party in its absolute discretion.

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Assignments and transfers

14.3A party must not assign or transfer any of its rights or obligations under this Deed without the prior written consent of each of the other parties.

Costs

14.4Except as otherwise set out in this Deed, each party must pay its own costs and expenses in relation to preparing, negotiating, executing and completing this Deed and any document related to this Deed.

Entire agreement

14.5This Deed, the Framework Agreements and the Contracts contain everything the parties have agreed in relation to the subject matter it deals with.  Other than the Framework Agreements, and Contracts, no party can rely on an earlier written document or anything said or done by or on behalf of another party before this Deed was executed.

Execution of separate documents

14.6This Deed is properly executed if each party executes either this Deed or an identical Deed.  In the latter case, this Deed takes effect when the separately executed Deeds are exchanged between the parties.

Further acts

14.7Each party must at its own expense promptly execute all Deeds and do or use reasonable endeavours to cause a third party to do all things that another party from time to time may reasonably request in order to give effect to, perfect or complete this Deed and all transactions incidental to it.

Goods and services tax

14.8Where:

14.8.1A party (Supplier) makes a taxable supply to another party (Recipient), the Recipient must pay to the Supplier an additional amount equal to the GST payable by the Supplier (unless the consideration for that taxable supply is expressed to include GST).  The additional amount must be paid when any consideration for the taxable supply is first paid or provided.  The Supplier must provide to the Recipient a tax invoice at the time of payment.

14.8.2A party indemnifies, reimburses or makes a contribution (Contribution) to the other party, and the other party can obtain an input tax credit on an acquisition associated with the Contribution, the amount of the Contribution for the first party is reduced by the amount of that input tax credit.  The reduction is to be made before any increase under clause 14.8.1.

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14.8.3Terms are used in this clause they have the meanings given to them in the A New Tax System (Goods and Services Tax) Act 1999 (Cth).

Governing law and jurisdiction

14.9This Deed is governed by the law of Victoria.  The parties submit to the non-exclusive jurisdiction of its courts and courts of appeal from them.  The parties will not object to the exercise of jurisdiction by those courts on any basis.

Joint and individual liability and benefits

14.10Except as otherwise set out in this Deed, where any two or more persons jointly enter into this Deed whether as a partnership or otherwise, any agreement, covenant, representation or warranty under this Deed made by those two or more persons binds them jointly and each of them individually, and any benefit in favour those two or more persons is for the benefit of them jointly and each of them individually.

Severability

14.11Each provision of this Deed is individually severable.  If any provision is or becomes illegal, unenforceable or invalid in any jurisdiction it is to be treated as being severed from this Deed in the relevant jurisdiction, but the rest of this Deed will not be affected.  The legality, validity and enforceability of the provision in any other jurisdiction will not be affected.

Variation

14.13No variation of this Deed will be of any force or effect unless it is in writing and signed by each party to this Deed.

Waivers

14.13A waiver of any right, power or remedy under this Deed must be in writing signed by the party granting it.  A waiver is only effective in relation to the particular obligation or breach in respect of which it is given.  It is not to be taken as an implied waiver of any other obligation or breach or as an implied waiver of that obligation or breach in relation to any other occasion.

14.14The fact that a party fails to do, or delays in doing, something the party is entitled to do under this Deed does not amount to a waiver.

Service of Process

14.15Each Provider irrevocably appoints the Provider’s Solicitor named in the Schedule as its agent upon which process may be served in any legal action or proceedings which may be instituted in any court in Australia arising out of or relating to this Deed against it by CHED Services, any Affiliated Company or any Party. Service of process upon such agent is be deemed in every respect effective service of process upon the Contractor in any such legal action or proceeding.

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Benefit of warranties and indemnities

14.16CHED Services declares that it holds the benefit of this Deed on trust for itself and for each of the Affiliated Companies.

14.17Each Provider acknowledges that:

14.17.1CHED Services holds the benefit of this Deed for itself and on trust for each of the Affiliated Companies; and

14.17.2each of the Affiliated Companies may directly enforce this Deed against each of the Providers, provided that:

(a)to the extent permitted by law, any claims or actions against a party by the Affiliated Companies must be consolidated into a single claim or action if arising from the same event or dispute; and

(b)if the claim or action is subject to a limit on liability under the Framework Agreement with the relevant party, the limit will apply to the combination of all claims and actions by the Affiliated Companies against the relevant party under this Deed, and any such liability recovered against a party is included in the calculation of the relevant limit on liability under the relevant Framework Agreement.  The allocation of such limit of liability between the Affiliated Companies will be determined by the Affiliated Companies, or if they cannot agree, then by the court or tribunal in the action.

15 Definitions and interpretation

Definitions

15.1In this Deed the following definitions apply:

Affiliated Company means each of:

(a) CitiPower Pty ACN 064 651 056;

(b)Powercor Australia Limited ACN 064 651 109;

(c)CKI/HEI Electricity Distribution Holdings (Australia) Pty Ltd ACN 101 392 161;

(d) the entities comprising ETSA Utilities; and

(e)a related body corporate (as defined in the Corporations Act 2001) of any of the entities referred to above that is formed, incorporated or operating in the Commonwealth of Australia.

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Confidential Information of a party means any information (whether or not in material form) of any kind or type owned by, used by or relating to the Discloser that is acquired, learned or developed by the other party (or its Personnel) in the course of, or incidental to, the performance of its obligations under this Deed, a Framework Agreement or a Contract, or concerning the Discloser's business, transactions, affairs, property, policies, processes or activities, including all client lists, designs, diagrams, technical or artistic drawings, proofs or prints, computer software and programs, know how, ideas, tables, computations, specifications, sales procedures, pricing, accounting techniques, and all information of or relating to the Discloser not in the public domain.

Contract means the agreement formed under a Framework Agreement through the execution of an agreed SOW.

Discloser means a party disclosing Confidential Information to another party, or providing access by another party to Intellectual Property, or both, as the context requires.

Framework Agreement means an agreement executed between each of the Providers and either CHED Services or PNS as the case may be.

Intellectual Property means any and all rights in any intellectual industrial or commercial property, including copyright (including future copyright), rights in patents or patentable processes, rights in industrial designs, any licence or other right to use, or to become the registered proprietor or user of any previous item, and any legal action relating to any previous item, and includes and document of title, letters patent, deed of grant or other document or agreement relating to any previous item, whether registered or unregistered or recorded or unrecorded, stored or incorporated in any medium of any nature or description.

Recipient means a party receiving Confidential Information or access to Intellectual Property from a Discloser, or both, as the context requires.

Statement of Work or SOW means the document outlining the services to be performed and deliverables to be provided by a Provider.

System means the AMI System being the communications and management system to be established pursuant to the AMI Project.

Interpretation

15.2In the interpretation of this Deed, the following provisions apply unless the context otherwise requires:

15.2.1Headings are inserted for convenience only and do not affect the interpretation of this Deed.

15.2.2A reference in this Deed to a business day means a day other than a Saturday or Sunday on which banks are open for business generally in Melbourne, Victoria.

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15.2.3If the day on which any act, matter or thing is to be done under this Deed is not a business day, the act, matter or thing must be done on the next business day.

15.2.4A reference in this Deed to dollars or $ means Australian dollars and all amounts payable under this Deed are payable in Australian dollars.

15.2.5A reference in this Deed to any law, legislation or legislative provision includes any statutory modification, amendment or re-enactment, and any subordinate legislation or regulations issued under that legislation or legislative provision.

15.2.6A reference in this Deed to any agreement or document is to that agreement or document as amended, novated, supplemented or replaced.

15.2.7A reference to a clause, part, schedule or attachment is a reference to a clause, part, schedule or attachment of or to this Deed.

15.2.8An expression importing a natural person includes any company, trust, partnership, joint venture, association, body corporate or governmental agency.

15.2.9Where a word or phrase is given a defined meaning, another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning.

15.2.10A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders.

15.2.11A reference to the word 'include' or 'including' is to be construed without limitation.

15.2.12A reference to this Deed includes the agreement recorded in this document.

15.2.13Any schedules and attachments form part of this Deed.

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 6 ATTACHMENT C DEED OF CO-OPERATION AND FAULT CO-ORDINATION

Execution

Executed as a deed

SIGNED SEALED AND DELIVERED for and on behalf of CHED Services Pty Ltd (ABN 14 112 304 622) in accordance with section 127 of the Corporations Act 2001:

)

)

)

)…………………………………………..

(Signature of director)

…………………………………………..

(Print Name of director)

) ) ) )………………………………………….. (Signature of director) ………………………………………… (Print Name of director)

SIGNED SEALED AND DELIVERED for and on behalf of Powercor Network Services Pty Ltd (ABN 94 123 230 240) in accordance with section 127 of the Corporations Act 2001 in the presence of:

)

)

)

)…………………………………………..

(Signature of director)

…………………………………………..

(Print Name of director)

) ) ) )………………………………………….. (Signature of director) ………………………………………… (Print Name of director)

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 6 ATTACHMENT C DEED OF CO-OPERATION AND FAULT CO-ORDINATION

SIGNED SEALED AND DELIVERED for and on behalf of Silver Spring Networks Inc  (ABN 25 630 693 963) by:

In the presence of:

…………………………………………..

(Signature of witness)

…………………………………………..

(Print Name of witness)

) ) ) )………………………………………….. ( Signature ) Scott A. Lang, Chairman and Chief Executive Officer

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 6 ATTACHMENT C DEED OF CO-OPERATION AND FAULT CO-ORDINATION

Schedule 1: Roles and Responsibilities Matrix

See Attachment

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Schedule 2: Fault Resolution Protocol

See Attachment

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Schedule 3: Provider's Solicitors

See Attachment

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 6 ATTACHMENT C SCHEDULE 1 ROLES AND RESPONSIBILITIES MATRIX

Section	Work Scope	Specify	Design	Supply	Review	Approve	Test	Install	Commission	Product Support	Warranty Admin	Notes / Comments
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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 6 ATTACHMENT C SCHEDULE 1 ROLES AND RESPONSIBILITIES MATRIX

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Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT C SCHEDULE 2 FAULT RESOLUTION PROTOCOL

FAULT RESOLUTION PROTOCOL

CHED Services and PNS will determine ***.  In the remainder of this Protocol a reference to ***.

For the purposes, of this Protocol;

•Fault means ***;

•CHED Services will determine the ***.

•The Provider's obligation to complete the action will form part of the ***.

Step 1

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Step 2

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Step 3

*** will undertake *** with the each *** and assess *** .

Step 4

*** will decide the ***, which may include:

•*** of the *** and any ***;

•*** and return to a *** or *** of a ***; and

•*** or *** from a ***.

Step 5

*** the *** of the *** that it has ***.

Step 6

***undertakes ***and advises ***:

•*** where it *** that may *** either an *** as are ***;

•*** where *** the ***; and

•where *** the *** that of another person, it *** such ***.

Step 7

***with ***.  That ***:

•***where ***; and

•where *** the *** is *** the *** and ***, the ***.

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Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT D PART 1 *** ***

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Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT D Part 1 *** ***

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Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT D Part 2 *** ***

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CHED Services Pty Ltd

ABN 14 112 304 622

Deed of Confidentiality

_____________________________

Contractor: Silver Spring Networks Inc

Contractor’s ABN: 25 630 693 963

Confidant: #

Confidant's ACN: #
Confidant’s ABN: #

Advanced Metering Infrastructure
Technology and Network Design

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Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT E DEED OF CONFIDENTIALITY

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Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT E DEED OF CONFIDENTIALITY

THIS DEED is made thisday of 2009

Silver Spring Networks Inc 25 630 693 963 ***  (Contractor)

[insert Confidant details] (Confidant)

CHED Services Pty Ltd ABN 14 112 304 622 of 40 Market Street, Melbourne, Victoria, Australia (Customer)

RECITALS

A.The Customer and the Contractor have entered into a deed known as the Framework Agreement for the Advanced Metering Infrastructure Technology and Network Design.

B.The Customer has entered into a contract [insert Contract number] with the Contractor and dated [insert]  (Contract) for the supply of [insert contract description] pursuant to the Framework.

C.In order to assist the performance of the Contract, the Contractor and the Confidant have entered into a subcontract, employment, agency or other arrangement for the supply of [insert] (Subcontract).

D.In performance of the Subcontract, the Confidant may become aware of information that is the subject matter of the Contract and belonging to the Customer, its Affiliated Companies or a third party.

E.The Confidant agrees to keep the information confidential pursuant to the following terms and conditions.

THE PARTIES AGREE AND DECLARE AS FOLLOWS

1Agreement

Purpose for which Confidential Information required

1.1The Confidant warrants that it requires the Confidential Information for the Permitted Purposes and undertakes to not use Confidential Information for any other purpose.

Protection of Confidential Information

1.2The Confidant must protect the confidentiality of Confidential Information by all of the following means:

1.2.1Only permitting an Employee to have access to or to use Confidential Information and only to the extent that he or she has a genuine operational need to access or use the information to carry out his or her official duties.

1.2.2Complying, and ensuring that every Employee who uses or has access to or uses Confidential Information complies, with applicable Privacy Laws.

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Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT E DEED OF CONFIDENTIALITY

1.2.3Ensuring that every Employee who uses or has access to or uses Confidential Information has been trained in the requirements of applicable Privacy Laws.

1.2.4Ensuring that every Employee who has access to or uses Confidential Information has entered into an obligation to keep Confidential Information confidential.

1.2.5Ensuring that every Employee, when using Confidential Information, complies with his/her confidentiality obligations.

1.2.6Ensuring that adequate physical (in the case of Confidential Information in hard copy form) and electronic (in the case of Confidential Information in electronic form) security measures have been taken to protect the Confidential Information from misuse or loss or from unauthorised access, modification or disclosure.

1.2.7When Confidential Information or access to Confidential Information is provided in electronic form:

(a)ensuring that access to all systems through which access may be gained is protected through user IDs; and

(b)not emailing or transmitting Confidential Information in unencrypted form.

1.2.8Any such additional means as may be:

(a)specified in Item 3 of the Schedule;

(b)required in writing by the Customer from time to time.

Provision of Information at the Customer' discretion

1.3Nothing in this Deed imposes any obligation on the Customer to provide, or provide access to, any Confidential Information.  The Customer may at its absolute discretion refuse to provide, or provide access to, Confidential Information, to the Confidant or to any particular Employee or Employees.  Where the Customer provides, or provides access to, Confidential Information, it may do so subject to any conditions that it thinks fit.  The Customer is not obliged to give reasons for providing or withholding Confidential Information or access or for giving access or Confidential Information subject to conditions.

Register of Employees with access to Confidential Information

1.4The Confidant must establish and maintain a register of the Employees to whom it has provided Confidential Information or access to Confidential Information.

1.5The Confidant must provide the Customer with a copy of the register of Employees referred to in clause 1.4, or access to the register, upon request.

1.6Where an Employee:

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Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT E DEED OF CONFIDENTIALITY

1.6.1ceases to perform functions which involve a genuine operational need for access to Confidential Information; or

1.6.2ceases to be an Employee of the Confidant,

The Confidant must do anything the Customer requires to ensure that a person who ceases to be an Employee is no longer able to access Confidential Information from the Customer.

Compliance Reports

1.7The Confidant must, by 31 January, 30 April, 31 July and 31 October each year, provide to the Customer a report containing:

1.7.1a copy of the Confidant's current register of Employees to whom it has provided Confidential Information or access to Confidential Information; and

1.7.2a statement that all Employees to whom it has provided Confidential Information or access to Confidential Information as at the date of the report perform official duties that involve a genuine operational need for access to Confidential Information; and

1.7.3either:

(a)certifying that the Confidant complied with its obligations under this Deed and under applicable Privacy Laws since the previous report was provided; or

(b)if the Confidant has not complied with any such obligation since the previous report was provided, an explanation setting out details of the non compliance and the steps the Confidant has taken or proposes to take to remedy the non compliance.

1.8The Compliance Report must be signed by the Confidant's Representative.

1.9The Confidant must immediately rectify any non-compliance with this Deed or applicable Privacy Law that is identified in the course of preparing a Compliance Report and that has not previously been rectified.

Record keeping

1.10The Confidant must maintain the following records:

1.10.1records identifying each time an Employee accesses Confidential Information from the Customer, the means by which they access the information and the purpose of accessing the information; and

1.10.2any other records or documents:

(a)specified in Item 4 of the Schedule;

(b)otherwise required by this Deed, or

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Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT E DEED OF CONFIDENTIALITY

(c)otherwise required in writing by the Customer, acting reasonably,

and must produce those records to the Customer or a person authorised by the Customer upon request.

Confidant's Representative

1.11The Confidant must appoint a person to act as the Confidant's Representative for the purposes of this Deed.

1.12The Confidant's Representative is responsible for ensuring that the Confidant and its Nominated Users comply with their obligations under this Deed.

1.13The Confidant's Representative will be the person named in Item 5 of the Schedule.

1.14The Confidant must, within 2 days, notify the Customer if the Confidant's Representative:

1.14.1ceases to perform functions of the Confidant Representative; or

1.14.2ceases to be an Employee of the Confidant,

and notify the Customer of the name of the new person to act as the Confidant's Representative for the purposes of this Deed.

Term of Deed

1.15This Deed starts on the Commencement Date and remains in force until the End Date, unless it is earlier terminated in accordance with its terms.

Disclaimers and no warranty

1.16The Customer does not warrant anything in relation to the suitability, fitness for a particular purpose, quality or accuracy of any Confidential Information;

Indemnity

1.17The Confidant agrees to continually indemnify the Customer, the Affiliated Companies and their officers, employees and agents against any claim or proceeding that is made or commenced, and against all losses, expenses, damages, costs (including legal costs on a full indemnity basis but excluding any indirect or consequential loss and loss of profits) which arise out of or in connection with:

1.17.1the Confidant's, or any Employee's, access to or use of the Confidential Information;

1.17.2reliance by the Confidant, any Employee or any third party on any fact, view, opinion, statement, recommendation or other thing derived in whole or in part from the Confidential Information;

1.17.3any error in any Confidential Information caused directly or indirectly by the Confidant or an Employee;

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Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT E DEED OF CONFIDENTIALITY

1.17.4any modification to any Confidential Information made by the Confidant,  an Employee or any other third party;

1.17.5a breach of this Deed by the Confidant; or

1.17.6the collection, use, disclosure or handling of Personal Information in breach of any Privacy Law.

Privacy

1.18The Confidant warrants to the Customer that, in relation to any Personal Information that the Confidant discloses to the Customer in connection with access to or use of the Confidential Information:

1.18.1the Personal Information has been collected in accordance with applicable Privacy Law;

1.18.2the individual to whom the Personal Information relates has been made aware or in the ordinary course of events would become aware that his or her personal information may be provided to the Customer and of the other matters of which an individual is required to be made aware when Personal Information about them is collected by the Customer; and

1.18.3the Customer is authorised, either by consent of the individual or by law, to collect the Personal Information from the Confidant and use the Personal Information.

1.19The Confidant must not, and must ensure that Employees do not, collect, use, disclose, store, transfer or otherwise handle Personal Information collected in connection with this Deed except in accordance with applicable Privacy Law and with such policies or directions relating to the collection, use, disclosure, storage, transfer or handling of Personal Information as are notified by the Customer from time to time.

1.20The Confidant must immediately inform the Customer if it becomes aware of any:

1.20.1breach or possible breach of any of the obligations contained in, or referred to in, this Deed, whether by the Confidant or an Employee; or

1.20.2complaint that it receives concerning the use, disclosure, transfer or handling of any Confidential Information,

and comply with any reasonable directions of the Customer in relation to such complaint or breach.

Costs

1.21Except as otherwise set out in this Deed, each party must pay its own costs and expenses in relation to preparing, negotiating, executing and completing this Deed and any document related to this Deed and complying with this Deed.

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Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT E DEED OF CONFIDENTIALITY

Suspension

1.22the Customer may suspend the further provision of Confidential Information or access to Information immediately if the Confidant has not complied with any of the Confidant's obligations under this Deed, including but not limited to:

1.22.1an obligation under clause 1.2;

1.22.2provision of a copy of the Compliance Report in accordance with clause 1.7; or

1.22.3its obligations under clause 1.18.

Termination

1.23This Deed may be terminated immediately by the Customer by giving not less than 30 days notice in writing to the Confidant.

1.24Without limiting any other rights the Customer may have, the Customer may terminate this Deed immediately if it reasonably believes that the Confidant has not complied with an obligation in clause 1.2.

1.25Immediately upon termination or expiration of this Deed:

1.25.1all rights of the Confidant to receive or access, or use, the Confidential Information will cease; and

1.25.2the Customer may require the Confidant to return to it all material containing Confidential Information in its possession, power or control, at a time and in a manner required by the Customer, or to destroy such material.

1.26Return or destruction of the material containing Confidential Information does not release the Confidant from its obligations under this Deed.

1.27The obligations in clause 1.2 survive expiration or termination of this Deed until:

1.27.1The Confidential Information becomes known to the Confidant through a legal public source without restriction; or

1.27.2At the expiry of two years after expiration or termination of the Deed,

whichever is earlier.

Benefit of Deed

1.28The Customer declares that it holds the benefit of this Deed on trust for itself and for each of the Affiliated Companies.

1.29The Confidant acknowledges that:

1.29.1the Customer holds the benefit of this Deed for itself and on trust for each of its Affiliated Companies; and

1.29.2the Affiliated Companies may directly enforce this Deed against the Confidant.

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Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT E DEED OF CONFIDENTIALITY

Entire agreement

1.30This Deed contains everything the parties have agreed on in relation to this transaction.  A party cannot rely on an earlier agreement, or on anything else said or done by another party (or by an officer, agent or employee of another party) before this Deed was entered into.

Giving notices etc

1.31A notice, consent, information, application or request that must or may be given or made to a party under this Deed is only given or made if it is:

1.31.1Delivered or posted to that party at the address set out in Item 5 of the Schedule.

1.31.2Faxed to that party at the fax number set out in Item 5 of the Schedule.

However, if a party gives another party 3 Business Days written notice of a change of its address or fax number, a notice, consent, information, application or request is only given or made by that other party if it is delivered, posted or faxed to the latest address or to the latest fax number.

Time notice etc is given

1.32A notice, consent, information, application or request is to be treated as given or made at the following time if it is:

1.32.1Delivered, when it is left at the relevant address.

1.32.2Sent by post, 3 Business Days after it is posted.

1.32.3Sent by fax, as soon as the sender receives from the sender’s fax machine a report of an error free transmission to the correct fax number.

If a notice, consent, information, application or request is delivered, or an error free transmission report in relation to it is received, after 4pm, it is to be treated as having been given or made at the beginning of the next Business Day.

Severability

1.33If a clause or part of a clause can be read in a way that makes it illegal, unenforceable or invalid, but can also be read in a way that makes it legal, enforceable and valid, it must be read in the latter way.  If any clause or part of a clause is illegal, unenforceable or invalid, that clause or part is to be treated as removed from this Deed, but the rest of this Deed is not affected.

Assignment and novation

1.34The Confidant may not assign or transfer any of their rights or obligations under this Deed, without the prior written consent of the Customer.  That consent may be subject to conditions but must not be unreasonably withheld or delayed.

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Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT E DEED OF CONFIDENTIALITY

1.35Subject to clause 1.36, the Contractor may not assign or transfer any of their rights or obligations under this Deed, without the prior written consent of the Customer.  That consent may be subject to conditions but must not be unreasonably withheld or delayed.

1.36The Contractor may assign its rights and obligations under this Deed in connection with a merger, acquisition or sale of substantially all of the Contractor’s relevant assets, provided, however, that in such event, the Customer may exercise its termination rights under clause 29.5 under the Framework Agreement without an obligation to make any payments under clause 29.6 of the Framework Agreement.

Waiver

1.37The fact that a party fails to do, or delays in doing, something that party is entitled to do under this Deed, does not amount to a waiver of that party’s right to do it.  A waiver by a party is only effective if it is in writing.  A written waiver by a party is only effective in relation to the particular obligation or breach in respect of which it is given.  It is not to be taken as an implied waiver of any other obligation or breach; or as an implied waiver of that obligation or breach in relation to any other occasion.

Execution of separate Deeds

1.38This Deed is properly executed if each party executes either this Deed or an identical Deed.  In the latter case, this Deed takes effect when the separately executed Deeds are exchanged between the parties.

Further acts

1.39The parties will promptly do and perform all acts and things and execute all agreements as may from time to time be required, and at all times will act in good faith, for the purposes of or to give effect to this Deed.

No authority to act

1.40No party has any power or authority to act for or to assume any obligation or responsibility on behalf of another party, to bind another party to any agreement, negotiate or enter into any binding relationship for or on behalf of another party or pledge the credit of another party except as specifically provided in this Deed or by express agreement between the parties.

Time for action

1.41If the day on or by which something is required to be done or may be done is not a business day, that thing must be done on or by the next business day.

Variation

1.42No variation of this Deed will be of any force or effect unless it is in writing and signed by the parties to this Deed.

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Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT E DEED OF CONFIDENTIALITY

Governing law and jurisdiction

1.43This Deed is governed by the law of Victoria.  Each of the parties submits to the non-exclusive jurisdiction of its courts.  The parties will not object to the exercise of jurisdiction by those courts on any basis.

2Definitions

2.1In this Deed the following definitions apply:

Affiliated Company means:

•CitiPower Pty ACN 064 651 056;

•Powercor Australia Limited ACN 064 651 109;

•Powercor Network Services ACN 123 230 240;

•CKI/HEI Electricity Distribution Holdings (Australia) Pty Ltd ACN 101 392 161;

•the entities forming ETSA Utilities; and

•a Related Body Corporate of any of the entities referred to above that is formed, incorporated or operating in the Commonwealth of Australia.

Commencement Date means the date on which this Deed is signed by the last party to do so.

Confidant's Representative means the person appointed from time to time for the purpose of clause 1.11.

Confidential Information means any information (whether or not in a material form) of any kind or type owned by, used by or relating to the Customer or any Affiliated Company or a third party that is acquired, learned or developed by the Confidant or its Employees in the course of, or incidental to, the performance of its obligations under the Subcontract, or concerning the Customer or any Affiliated Company's business, transactions, affairs, property, policies, processes or activities, including all client lists, designs, diagrams, technical or artistic drawings, proofs or prints, computer software and programs, know how, ideas, tables, computations, specifications, sales procedures, pricing, accounting techniques, and all information of or relating to the Customer or any Affiliated Company not in the public domain, or any Personal Information; and includes the information set out in Item 1 of the Schedule.

Employee means a natural person who is an officer, employee, or agent of the Confidant.

End Date means [insert].

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Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT E DEED OF CONFIDENTIALITY

Permitted Purpose means the purpose or purposes for which the Confidant requires the Confidential Information identified in Item 2 of the Schedule or as otherwise agreed.

Personal Information has the meaning given to it by the Privacy Act 1988 (Cth).

Privacy Law means the Privacy Act 1988 (Cth) and all legislation, principles, industry codes and policies relating to the collection, use, disclosure, storage or granting of access rights to Personal Information in Australia, which by which the Customer or any Affiliated Company is bound.

3Interpretation

3.1In this Deed, unless the context otherwise requires:

3.1.1Headings are inserted for reference only and do not affect the interpretation of this document.

3.1.2A reference to a dollar amount is a reference to Australian dollars.

3.1.3A reference to any law or legislation or legislative provision includes any statutory modification, amendment or re-enactment, and any subordinate legislation or regulations issued under that legislation or legislative provision as amended from time to time.

3.1.4A reference to the Framework Agreement, Contract, the Subcontract, any agreement or document is to that Framework Agreement, Contract, Subcontract, agreement or document as amended, novated, supplemented or replaced from time to time.

3.1.5A reference to a clause or schedule is a reference to a clause or schedule of or to this Deed unless otherwise stated.

3.1.6An expression importing a natural person includes any company, trust, partnership, joint venture, association, corporation, body corporate or governmental agency.

3.1.7A reference to a business day means a day on which all banks are open for business generally in Melbourne.

3.1.8Any schedules and attachments form part of this Deed.

3.1.9words in the singular include the plural and vice versa.

3.1.10a reference to a party means the Customer, Contractor or Confidant or all as the context indicates.

3.1.11an agreement, representation or warranty on the part of two or more persons binds them jointly and each of them severally.

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Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT E DEED OF CONFIDENTIALITY

3.1.12an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and each of them severally.

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Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT E DEED OF CONFIDENTIALITY

Execution

Executed as a deed

SIGNED SEALED AND DELIVERED for and on behalf of CHED Services Pty Ltd (ABN 14 112 304 622) in accordance with section 127 of the Corporations Act 2001:

)

)

)

)…………………………………………..

(Signature of director)

…………………………………………..

(Print Name of director)

) ) ) )………………………………………… (Signature of director) ………………………………………… (Print Name of director)

SIGNED SEALED AND DELIVERED for and on behalf of Silver Spring Networks Inc (ABN 25 630 693 963) [insert Contractor execution method]:
SIGNED SEALED AND DELIVERED for and on behalf of [insert Confidant details and execution method]:

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Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT E DEED OF CONFIDENTIALITY

Schedule

Item
1.	Confidential Information provided:
2.	Permitted Purposes:
3.	Additional means by which the confidentiality of the Information is to be protected:
4.	Additional records required to be maintained:
5.

Confidant's Representative and contact details, including address, telephone, facsimile numbers:

The Contractor's contact details, including title name, address, telephone and facsimile numbers:

The Customer' contact details, including title name, address, telephone and facsimile numbers:

[insert]

***

Facsimile number: [insert - SSN to provide]

Telephone number: [insert - SSN to provide]

Company Secretary

Level 8, 40 Market Street, Melbourne 3000

Facsimile number: (03) 9683 4200

Telephone number: (03) 9683 4585

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G
Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT G CHANGE REQUEST FORM

CHANGE REQUEST FORM

CHANGE REQUEST
Change request number
Date change requested
Contract number
Name of party requesting the change
Implementation date of change
Validity period (must be no less than 3 months from the date of the change request)
Details of change proposal and justification for change
Clauses affected by the proposal are as follows (must include proposed drafting changes if any)
Effect on the scope of work
Effect on the Supply Sum
Effect on the payment schedule
Details of calculation of changes to the Supply Sum (by reference to the Schedule of Rates) and detailed breakdown of the new charges
Estimate of savings to CHED Services as a consequence of the proposed change (including the basis for that estimate)

Effect on timing

- any extension of time for the performance of any associated obligations under the Contract

- testing and Acceptance of the Change

- changes to Project Plan

- changes to Milestones and any additional Milestones that are applicable to the Deliverables as changed

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G
Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT G CHANGE REQUEST FORM

Effect of change on performance (including changes to Service Levels and Service Credits)
Effect on documentation
Effect on training
Effect on the users of the system
Effect on Framework Agreement and detail of clauses affected
Other contracts affected and details of clauses affected
Any other matters which the parties consider are important
Plan for implementing the change
The responsibilities of the parties for implementing the change

The Contract is deemed to be changed in accordance with this Change request when this deed has been properly executed by both parties.

Execution

Executed as a deed

Date:

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G
Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT G CHANGE REQUEST FORM

Signed sealed and delivered for and on behalf of CHED Services Pty Ltd (ABN 14 112 304 622) acting by  the following personnel, or if the seal is affixed, witnessed by the following personnel:

…………………………………………..

(Signature of director)

…………………………………………..

(Name of director)

………………………………………… (Signature of director/company secretary) ………………………………………… (Name of director/company secretary)

Signed sealed and delivered for and on behalf of Silver Spring Networks Inc (ABN 25 630 693 963) by: In the presence of: ………………………………………….. (Signature of witness) ………………………………………….. (Name of witness)	) ) ) ) ………………………………………… (Signature of authorised representative) ………………………………………… (Name of authorised representative)

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G

CHANGE REQUEST 026
Change request number	026
Date change requested	20 January 2012
Contract numbers:

Framework Agreement; and

7007990 (SOW l  Region 1 ***)

7008817 (SOW8 Region 2 ***)

7009011 (SOW9 Region 8 ***)

7009582 (SOW12 Region 6 ***)

7010219 (SOW14 Region 5 ***)

7010342 (SOWl5 Region 10 ***)

7011014 (SOW16 Region 3 ***)

7011181 (SOW18 Region 9 ***)

(collectively Relevant Contracts);

and

7011610 (SOW19 Region 7 ***) (SOW19)

Name of party requesting the change	CHED Services Pty Ltd (CHED Services)
Implementation date of change	On execution hereof
Validity period (must be no less than 3 months from the date of the change request)	20 April 2012

G

Details of change proposal and justification for change

CHED Services wishes to increase the current contracted RF
Mesh Network Coverage from *** to a minimum *** and
to purchase and deploy the additional equipment required to
achieve that increased level of coverage.

CHED Services also wishes to have flexibility, where agreeable by Silver Spring Networks Inc (the Contractor), to reduce the percentage of RF Mesh meters required to be installed in a Region before the Contractor can commence optimisation for that Region from the current contracted percentage of ***.

To have effect, this Change Request must be executed and operational contemporaneously  with the following statements of work:

•Statement of Work 20- Roll Out in Region 4 *** and Final Contract (SOW20); and

•Statement of Work 21 - Supply of Network Devices

(SOW21).

Clauses affected by the proposal are as follows (must include proposed drafting changes if any)

This Change Request will vary the Framework Agreement in the following manner:

(a)amend the definition of “Network Coverage” in the Framework Agreement to provide that a minimum of *** Mesh Meters communicate with the Network Communications  System;

(b)insert a new definition   for “Forecast Network Coverage” in the Framework Agreement;

(c)insert a new definition for “Non-Mesh Meter” in the Framework  Agreement;

(d)increase the agreed number of Access Points (APs) and Relays in Schedule 12 of the Framework Agreement *** respectively, to *** respectively;

(e)amend clause *** of the Framework Agreement to *** those set out in Schedule 12 (as amended hereby) which are *** and provide ***;

(f)delete clause 14.1.3 of the Framework Agreement;

(g)***

Statement of Work 20- Roll Out in Region 4 Ballarat and Final Contract (SOW20); and Statement of Work 21 - Supply of Network Devices (SOW21).

G

(h)insert an additional item 21.55 in Table 1 in Schedule 8, Section B (CHED Additional Requirements-) of the Framework Agreement.

This Change Request will also vary the Relevant Contracts,  and SOW19 as applicable in the following manner:

(i)insert new deliverables in the Relevant Contracts for survey and documentation services in Attachment B - Deliverables and Attachment C - Project Plan and Milestones;

(j)amend Deliverable  5.2 of Attachment  B and

Attachment C in each Relevant Contract and SOW19 to allow for a lesser percentage (than ***) meter installation requirement for the commencement of optimisation in the Regions where agreed in writing by CHED Services and the Contractor; and

(k)provide for the ‘global’ insertion of the defined term “Forecast Network Coverage” in the Relevant Contracts and SOW19,

in accordance with the Attachments to this Change Request.

Effect on the scope of work	This Change Request does not impact upon the scope of work of a Relevant Contract except to the extent outlined in this Change Request.
Effect on the Supply Sum	The Supply Sum is affected by the incremental APs and Relays purchased under SOW19, SOW20 and SOW21.
Effect on the payment schedule	NIL

a Relevant Contract except to the extent outlined in his Change Request.

G

amend Deliverable  5.2 of Attachment  B and

than ***) meter
installation requirement for the commencement of optimisation in the Regions where agreed in writing by CHED Services and the Contractor; and

provide for the ‘global’ insertion of the defined term “Forecast Network Coverage” in the Relevant Contracts and SOW19,

Details of calculation of changes to the Supply Sum (by reference to the Schedule of Rates) and detailed breakdown of the new charges

The equipment component of the Supply Sum under each
Relevant Contract is comprised by reference to the prices set out in Schedule 13 -Rates and Prices of the Framework Agreement (Prices) and the number of APs and Relays (including by reference, associated equipment) required to meet *** Network Coverage as set out in the final design for each Region delivered under the respective Relevant  Contract (the Final Network Designs).

The portion of the total Supply Sum for APs and Relays across all Relevant Contracts, SOW19 and SOW20 based on the agreed numbers for a Network  Coverage of ***.

In some circumstances, a *** called out a *** which would provide ***.  This Change Request, operating in *** and the re-design documentation  (Final Re-Designs  for Regions), will  give retrospective approval and effect where required to any increase in the Supply Sum for a corresponding increase in APs and Relays purchased under a Relevant Contract and SOW19.

The increase of APs and Relays and its affect on Supply Sums is summarised as follows:

(a)  the Original Supply Sum for Relevant Contracts and SOW19 was ***;

(b)SOW20 has an AP and Relay count of *** respectively. This will represent a further increase on the agreed numbers by ***.  As such, the affect on the Original Supply Sum as it relates to SOW20 will be ***; and

(c)an additional quantity of APs and Relays set out in the Final Re-Designs for Regions,  over and above those described in (a) and (b) above, will be purchased under SOW2 l and deployed into the respective Regions in accordance with those designs. The Supply Sum under SOW21 will include incremental equipment purchases to a maximum of *** or ***.

G

SOW20 has an AP and Relay count of *** respectively. This will represent a further increase on

***.  As such, the affect on the Original Supply Sum as it relates to SOW20 will be ***; and

an additional quantity of APs and Relays set out in the Final Re-Designs for Regions,  over and above those described in (a) and (b) above, will be purchased under SOW2 l and deployed into the respective Regions in accordance with those designs. The Supply Sum under SOW21 will include incremental equipment purchases to a maximum of *** or

.

per Schedule 12 (as amended hereby) ***. Where *** are used to ***, the cost ***, or not *** as the case may be, in accordance with the terms of ***.

to in (a), (b) and (c) above are the quantities by which the agreed numbers in Schedule 12 of the Framework Agreement
will be increased. The corresponding underscored values represent the total by which the Original Supply Sum will increase as set out below:

*** per Schedule 12 (as amended hereby) ***. Where *** are used to ***, the cost ***, or not *** as the case may be, in accordance with the terms of ***.

The combined excess APs and Relays underscored and referred to in (a), (b) and (c) above are the quantities by which the agreed numbers in Schedule 12 of the Framework Agreement will be increased. The corresponding underscored values represent the total by which the Original Supply Sum will increase as set out below:

agreed numbers	***	***
***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
agreed number as amended	***	***

***	***	***	Total
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
Total Supply Sum	***	***	***

G

(including the basis for that estimate)
Estimate of savings to CHED Services as a consequence of the proposed change (including the basis for that estimate)

Increasing the Network Coverage by expanding the Network Communications System infrastructure will be offset by and reduce CHED Services’ Capex and Opex for Non-Mesh  Meters (as defined) across its Network.

Effect on timing

-any extension of time for the performance of any associated obligations under the Contract

-testing and Acceptance of the Change

-changes to Project Plan

-changes to Milestones and any additional Milestones that are applicable to the Deliverables as changed

NIL
Effect of change on performance (including changes to Service Levels and Service Credits)

SSN will produce a design to achieve a minimum of *** network coverage using Mesh Meters and a maximum of *** non-mesh Meters (the latter of which CHED Services will adopt  a 3G or other ‘as yet to be defined’ solution). There will be an increase in Network Coverage under the Mesh Meter solution from ***.

Effect on documentation	On Acceptance by CHED Services, the Final Re-Designs for Regions will supersede and replace the Final Network Designs produced for each Region under the respective Relevant Contract, including SOW19.
Effect on training	NIL
Effect on the users of the system	NIL

G

Effect on Framework Agreement and detail of clauses affected

The definition of “Network Coverage” will be amended in the following manner:

“Network Coverage” means that a  *** of Mesh Meters installed across all Regions communicate with the Network Communications

System in accordance with the Functional Requirements and the  Specifications;”

A new definition of “Forecast Network Coverage” will be inserted as follows:

“Forecast Network Coverage means the  percentage  of Mesh Meters installed in a Region or other area which communicate with the Network Communications System in accordance with the Functional Requirements and Specifications, as agreed between CHED Services and the Contractor;”

A new definition of “Non-Mesh Meter” will be inserted as follows:

“Non-Mesh Meter means the a meter that does not communicate with the Network Communication
System by use of a network integration card:”

Clause 14.1.2 will be deleted and replaced as follows:

“14.1.2Any *** as set out in Schedule 12 which are used to achieve ***. However, the *** may *** that call for *** set-out  in Schedule 12 and, in such a scenario. CHED Services will *** under *** such that the *** will be *** but *** means *** entered into by the parties and *** has the meaning set forth therein. ~~Subject to clause ***:~~

~~(a) if the total number of *** or the total number of *** that are required to *** represents up to ***,  the Contractor will ***;~~

~~(b) if the total number of *** or the *** number of *** that are required to achieve *** represents more than *** the Contractor *** and will be *** and ***.~~

Clause 14.l.3 will be deleted in its entirety and replaced with the following:

“14.1.3  For avoidance of doubt, if the use of the

of *** network coverage using Mesh Meters and a maximum of *** non-mesh Meters (the latter of which CHED Services will adopt a 3G or other ‘as yet to be defined’ solution). There will be an increase in Network Coverage under the Mesh Meter solution from ***.

G

number of Access Points or Relays which the

Contractor forecasts to, or includes in a design to, achieve the Forecast Network Coverage for a Region, or part of a Region, achieves a network coverage in excess of either the Forecast Network Coverage or a *** network coverage, the Contractor will not remove any Access Points or Relays (and associated equipment and installations) in that Region or part of that Region without CHED Services’ consent.    ~~If the actual number of *** required to achieve ***, CHED Services may direct the Contractor that CHED Services will use ***, the Contractor will supply ***. In determining whether to ***.”~~

A new clause 16.6.7 to be inserted as follows:

“Notwithstanding the foregoing, if as at 31 December 2014 a Region has not been Regionally Accepted due solely to CHED Services’ failure (for whatever reason)
to install the  number of meters CHED Services advised the Contractor were to be installed in that Region, then the Contractor will be entitled to payment of a pro rata of the ***.  That pro-rata payment calculated by multiplying the *** by the total number of installed Mesh Meters in Regions which have been Regionally Accepted divided by the total number of installed Mesh Meters across all Regions-.”

Schedule 8 Part B will be amended by inserting a new item
21.55 in Table 1 as set out in Attachment F.

Schedule 12 will be amended as follows:

***

***

G

Each Relevant Contract, and SOW19 and the Framework Agreement is deemed to be changed in accordance with this Change Request when this deed has been properly executed by both parties.

Execution

Executed as a deed

Date:22/2/12

Signed sealed and delivered for and on behalf

of CHED Services Pty Ltd (ABN 14 112 304 622) in accordance with section 127 of the Corporations Act 2001 in the presence of:

/s/ Shane Breheny

··················································

(Signature of director)

Shane Breheny

··················································

(Name)

Signed sealed and delivered for and on behalf
of Silver Spring Networks Inc (ABN 25 630 693 963) in the presence of:

/s/ ***

··················································

(Signature of witness)

***

··················································

(Name of witness)

/s/ ***

(Signature of secretary)

***

(Name)

/s/ Don Reeves

...·········

(Signature of authorised representative)

         Don Reeves

(Name of authorised representative)

9

G

CHANGE REQUEST  027

Change request number	027
Date change requested	19 October 2012
Contract numbers:	7007993 – SOW5 Support, Maintenance and Software Licence (SOW5)
Name of party requesting the change	CHED Services Pty Ltd (CHED Services)
Implementation date of change	On execution hereof
Validity period (must be no less than 3 months from the date of the change request)	19 January 2013
Details of change proposal and justification for change

In conjunction with its Meter Outage Notification  (MON) Project, CHED Services has agreed to purchase the Silver Spring Network Inc's (Contractor)  Outage Detection  System Software (ODS).

The Contractor will provide  installation support services for the ODS in  accordance with the terms of Statement of Work 24 -  Meter Outage Notification (MON) - ODS Installation Support (SOW24).

The licencing, maintenance and ongoing support of the ODS will be  under the terms of SOWS as provided for in  this  Change Request.

Clauses affected by the proposal are as follows (must include proposed drafting changes if any)	Attachment E - Supply Sum of SOWS to be amended as shown by the mark-up in Annexure A to this Change Request.
Effect on the scope of work	Nil
Effect on the Supply Sum	The Supply Sum will be increased to include licence and maintenance fees for ODS e as set out below and further detailed in Annexure A to this Change Request.
Effect on the payment schedule	The payment schedule will be affected to the extent that additional licence and maintenance fee payments under SOW5 will apply in respect of the ODS.

1

G

**the Supply Sum (by reference Schedule of Rates) and detailed breakdown of the new charges
Details of calculation of changes to the Supply Sum (by reference to the Schedule of Rates) and detailed breakdown of the new charges	The Supply Sum will *** annual maintenance fee calculations subject to a pro rata reduction for the first calendar year in which the ODS in installed as further detailed in Attachment E - Supply Sum.
Estimate of savings to CHED Services as a consequence of the proposed change (including the basis for that estimate)	Nil

Effect on timing

-any extension of time for the performance of any associated obligations under the Contract

-testing and Acceptance of the  Change

-changes to Project Plan

-changes to Milestones and any additional Milestones that are  applicable  to the Deliverables as changed

Nil
Effect of change on performance (including changes to Service levels and Service Credits)	Nil
Effect on documentation	Amendments as set out In Annexures A - "Attachment E - Supply Sum" to this Change Request.
Effect on training	Nil
Effect on the users of the system	Nil
Effect on Framework Agreement and detail of clauses affected	Nil
Other contracts affected and details of clauses affected	Nil
Any other matters which the parties consider are Important	Nil
Plan for Implementing the change	Execution and performance of SOW24 and this Change Request.
The responsibilities of the parties for Implementing the change	Performance of the parties' respective responsibilities a set out in SOW24 and this Change Request.

The Contract is deemed to be changed In  accordance  with this Change Request when this  deed has been  properly executed by both parties.

2

G

Execution

Executed as a deed

Date: 20 December 2012

Signed sealed and delivered for and on behalf of CHED Services Pty ltd (ABN  14 112 304 622) acting by the following personnel, or if the seal is affixed, witnessed by the following

/s/ ***

(Signature of witness)

***

{Name of witness)

Signed sealed and delivered for and on behalf  of Silver Spring Networks Inc (ABN  25 630 693 963) by:

In  the presence of:

/s/ ***

(Signature of witness)

  ***

(Name of witness)

/s/ ***

{Signature of authorised signatory)

***

(Name of authorised signatory)

/s/ Don Reeves

(Signature of authorised representative)

Don Reeves

(Name of authorised representative)

Approved by Legal:

/s/ *** on behalf of

***

3

Annexure A to Change Request CR027

Annexure A to Change Request CR027

Attachment E - Supply Sum

For  the purposes of this SOW. the Supply Sum is the total of the Licence Fee, the Annual

Maintenance Fee and the Ad Hoc Support Services Fees described below.

Licence Fee

The total Licence Fee payable each year  is determined by the net change in physical  meters having the  Operational  State of "active"  and registered in the production environment from the date of the previous calculation multiplied by the amounts below:

Modules	Fee (USD)
UtilitylQ including AMM, FWU, MPC, JMS and OS	***
NEM	***
Total	***

Each licence to use the NMS commences on the registration of the relevant meter in the production environment with any valid Operational State.

The net change in physical meters will be calculated annually on 31 December.

Annual Maintenance Fee

1.Annual Maintenance Fee payable  is  determined by total number of physical meters registered in the production environment that have the Operational State of "active" multiplied by the amounts set out in the table below.

Modules	Fee (USD)
UtilityIQ including AMM, FWU, MPC, JMS and OS	***
NEM	***
ODS	***
Total per active meter	***

The Annual Maintenance Fee will be calculated annually on 31 December.  Payment of the Annual  Maintenance Fee will be annually in arrears.  For avoidance of doubt, the parties acknowledge that CHED Services paid the Annual Maintenance Fee for -calendar year  2011 of $*** and that Service Level Credits for the calendar year 2011 were $***, Contractor will issue a credit to CHED Services of $*** to be offset against moneys payable to Contractor in  accordance with the Framework Agreement.

1

Annexure A to Change Request CR027

Annexure A to Change Request CR027

2.ODS Maintenance Fee

Annual Maintenance Fees for ODS will commence with the 2013 calendar year and will be subject to a pro rata  reduction in the first year for any portion of that calendar year that ODS had not yet been installed into CHED Services' Production Environment.

For the avoidance of  doubt the commencement date for Support Services and Problem management under this Statement of  Work for ODS shall be the  completion date of the  post  production project  support services under SOW24 (section  5,  Attachment  B  -  Deliverables).

Ad Hoc Support Services Fee

(AUD) $*** payable quarterly in arrears commencing on 1 January 2013 for the services provided under clause 6.2 of Attachment B - Services.

For avoidance of doubt, the ***.

Transitional Adjustment

Service Level Credits for failures in existence during the period 1 January 2012 to 30 June 2012 (Inclusive) are calculated under this SOW's terms prior to amendment under change Request 24, but with a *** for Consistent Service Level failures for Severity Level 3 and Severity Level 4 Problems.

2

CHANGE REQUEST 033
Change request number	033
Date change requested	26 September 2013
Contract numbers:	Contract No. 7007994 – Statement of Work 6 Roll-Out Project Management Services (SOW6)
Name of party requesting the change	CHED Services Pty Ltd (CHED Services) and Silver Spring Networks Inc (the Contractor)
Implementation date of change	1 January 2014
Validity period (must be no less than 3 months from the date of the change request)	26 December 2013
Details of proposal and justification for change

Purpose and Justification

1.SOW6 expires on 31 December 2013. The purpose of this Change Request is to extend SOW6 to 31 December 2014 on the terms set out herein. Justification and particulars for this proposal are set out below.

2.SOW6 provides project management and troubleshooting/technical support services to be performed by the Contractor for the duration of the AMI Project and in respect of each relevant SOW under the Framework Agreement.

3.Relevant SOWs for the AMI Project include, but are not limited to, each Roll-Out in Region SOW for the 10 Regions comprising CHED Services' network (Regional SOWs) including the Pilot Region which is covered under SOW1(SOW1).

4.The primary purpose of SOW is to:

•To ensure that the Milestones and Dates for Delivery under SOW1and the Regional sows are achieved and that the Deliverables comply with the relevant Regional SOW; and

•To support the achievement of the Functional Requirements in Schedule 8 of the Framework Agreement.

5.Currently, two Regions (Regions 2 and 8) have been Regionally Accepted. Within those Regions are Pilot Areas 1, 2 and 5 of SOW1. Two further Regions (Regions 10 and 3) are scheduled for Regional Acceptance before 31 December 2013. Region 10 also includes Pilot Area 6 under SOW1.

CHED SSN CR.033 SOW6 Roll Out Project Management Services Extension 2014

CHED SSN CR.033 SOW6 Roll Out Project Management Services Extension 2014

After all Regions are Regionally Accepted, overall Network Optimisation and Final Acceptance will be undertaken In accordance with the Framework Agreement and the "Final Contract'' provisions under SOW20 Region 4 Ballarat (SOW20).

SOW6 requires extension in order for the Contractor to continue to provide CHED Services with project management, troubleshooting/technical support services during the remainder of the roll-out for the AMI Project In 2014.

CHED Services and the Contractor have agreed that the services required to be performed to meet the Contractor's obligations under SOW6 for the continuation of the AMI Project in 2014 will be fulfilled by the utilization {full time equivalent or FTE) and resource allocations as follows:

For each month until all Regions have been Regionally Accepted:

***

***

For each month after all Regions have been Regionally Accepted and Overall Network Optimisation and/or Final Acceptance phases are being conducted:

***

The dally rates are as fixed per Schedule 3 Rates and Prices of the Framework Agreement as follows:

***

***

6.The remaining five Regions (Regions 4, 5, 6, 7 & 9} plus Pilot Areas 4 and 4 under SOW1will be optimised and accepted in 2014.

7.After all Regions are Regionally Accepted, overall Network Optimisation and Final Acceptance will be undertaken In accordance with the Framework Agreement and the "Final Contract'' provisions under SOW20 Region 4 ***  (SOW20).

8.SOW6 requires extension in order for the Contractor to continue to provide CHED Services with project management, troubleshooting/technical support services during the remainder of the roll-out for the AMI Project In 2014.

Cost Proposal

9.CHED Services and the Contractor have agreed that the services required to be performed to meet the Contractor's obligations under SOW6 for the continuation of the AMI Project in 2014 will be fulfilled by the utilization full time equivalent or FTE) and resource allocations as follows:

a)For each month until all Regions have been Regionally Accepted:

•***

•***

b)For each month after all Regions have been Regionally Accepted and Overall Network Optimisation and/or Final Acceptance phases are being conducted:

•***

10.The dally rates are as fixed per Schedule 3 Rates and Prices of the Framework Agreement as follows:

•***

•***

Clauses affected by the proposal are as follows (must include proposed drafting changes if any)

The following is to be inserted into SOW6 Attachment E - Costs and Payments:

Payment for Extended Term

The parties have agreed to extend this SOW for a further term of 1 year from 1 January 2014 to 31 December 2014 inclusive.

Payment for the extended term will be:

a)***

CHED SSN CR.033 SOW6 Roll Out Project Management Services Extension 2014

CHED SSN CR.033 SOW6 Roll Out Project Management Services Extension 2014

ponding number of staff and utilisation as set out In the Table below for the respective calendar month.
b)*** based upon the then current status of the *** and the corresponding number of staff and utilisation as set out In the Table below for the respective calendar month.

Status AMI Project	Resource	Number of Persons	Resource Utilisation	Total Person Days per Month	Date AUD/day	Cost AUD per Month
***	*** ***	*** ***	*** ***	*** ***	*** ***	*** *** ***
***	***	***	***	***	***	***

Effect on the scope of work	Nil
Effect on the Supply Sum

The total affect on the *** will depend on the number of *** that ***. Current expectations are that *** by the *** but this remains subject to change depending upon, for example, ***.

For forecast purposes the effect on the ***:

•***

•***

The maximum affect on the ***  if *** continues throughout the *** would be ***.

Effect on the payment schedule	Nil
Details of calculation of changes to the Supply Sum (by reference to the Schedule of Rates) and detailed breakdown of the new changes	Daily rates and calculations of changes to Supply Sum are as set out above.
Estimate of savings to CHED Services as a consequence of the proposed change (including the basis for that estimate)	Nil

CHED SSN CR.033 SOW6 Roll Out Project Management Services Extension 2014

CHED SSN CR.033 SOW6 Roll Out Project Management Services Extension 2014

Effect on timing

- any extension of time for the performance of any associated obligations under the Contract

- testing and Acceptance of the Change

- changes to Project Plan

- changes to Milestones and any additional Milestones that are applicable to the Deliverables as changed

The proposal does not impact upon the timing or performance of any obligations, other than by mutually extending the period in which to provide the services required for the completion of the AMI Project.

Effect of change on performance (including changes to Service Levels and Service Credits)	Nil
Effect on documentation	Amendments to SOW6 Attachment E as per above and the Annexure hereto.
Effect on Training	Nil
Effect on the users of the system	Nil
Effect on framework Agreement and detail of clauses affected	Nil
Any other matters which the parties consider are important	Nil
Plan for implementing the change	Execution of this Change Request and performance of the parties obligations under SOW6 from 1 January 2014
The responsibilities of the parties for implementing the change	The Contractor and CHED Services

The Contract is deemed to be changed in accordance with this Change Request when this deed has been properly executed by both parties

Execution

Executed as a deed

Date:          19th Day of December 2013

CHED SSN CR.033 SOW6 Roll Out Project Management Services Extension 2014

CHED SSN CR.033 SOW6 Roll Out Project Management Services Extension 2014

Signed sealed and delivered for and on behalf of CHED
Services Pty Ltd (ABN 14 112 304 622) acting by the
following personnel   the seal is affixed, witnessed by the following personnel.

 /s/ ***

(Signature of witness)

***

(Name of witness)

Signed sealed and delivered for and on behalf of Silver Spring Networks Inc (ABN 25 630 693 963) by:

In the presence of:

   /s/ ***

(Signature of witness)

***

(Name of witness)

/s/ ***

(Signature of authorized signatory}

***

(Name of authorised signatory}

/s/ Don Reeves

(Signature of authorised representative}

Don Reeves

(Name of authorised representative)

CHED SSN CR033 SOW6 Roll Out Project Management Services Extension 2014

CHED SSN CR033 SOW6 Roll Out Project Management Services Extension 2014

ANNEXURE TO CR033 - SOW6 EXTENSION 2014

ANNEXURE TO CR033 - SOW6 EXTENSION 2014

Advanced Metering Infrastructure Technology and Network Design

Advanced Metering Infrastructure Technology and Network Design

STATEMENT OF WORK 6 ROLL-OUT PROJECT MANAGEMENT SERVICES

STATEMENT OF WORK 6 ROLL-OUT PROJECT MANAGEMENT SERVICES

Attachment E - Costs and Payment

Payment Schedule

The Supply Sum for this SOW is determined in accordance with this Payment Schedule.   The Contractor will be paid at the end of the first calendar month from the commencement of this SOW (Payment Commencement Date).

***

•Where in any *** until the *** are then ***.

•Where *** in *** are not *** in the *** that the *** or otherwise ***.   If another *** in the same *** can *** or *** as a ***, and so forth.

•For the purposes of this Attachment E, *** does not include *** where either ***, or where *** of that particular *** would result in a ***.

For the avoidance of doubt, the Contractor *** for any ***where the ***.

***

Table

Number of Persons	Service Duration yrs	Resource Utilisation	Total Person Days	Rate ZAUD/day	Cost AUD
SOW 1 (Pilot)
*** *** *** *** *** *** ***
*** *** *** *** *** *** ***
*** *** *** *** *** *** ***
*** *** *** *** *** *** ***

17

17

ANNEXURE TO CR033 - SOW6 EXTENSION 2014

ANNEXURE TO CR033 - SOW6 EXTENSION 2014

Advanced Metering Infrastructure Technology and Network Design

Advanced Metering Infrastructure Technology and Network Design

STATEMENT OF WORK 6 ROLL-OUT PROJECT MANAGEMENT SERVICES

STATEMENT OF WORK 6 ROLL-OUT PROJECT MANAGEMENT SERVICES

*** *** *** *** *** *** *** Sub-Total SOW 1***
SOW 2 (Rollout - Total of 9 phases)
*** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** ***
Sub-total Rollout ***
Total Labour ***
*** ***
*** ***
Monthly Payment***
Payment for Extended Term The parties have agreed to ***. Payment for the extended term will be: a)*** b)*** based upon the then *** and the *** as set out in the ***.

18

18

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 ATTACHMENT H ***

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Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 6 FUNCTIONAL REQUIREMENTS

SCHEDULE 8 - FUNCTIONAL REQUIREMENTS

PART A:

Department of Primary Industries Minimum AMI Functionality Specification (Victoria) Release 1.1 September 2008

PART B:

CHED Services' Additional AMI System Requirements and Investigations Version 1.0

118275246 \ 0451285 \ EZG05

 Department of Primary Industries

ADVANCED METERING INFRASTRUCTURE

Minimum AMI Functionality Specification
(Victoria)

September 2008

Release 1.1

118275246 \ 0451285 \ EZG05

Contents

1.............................................................................................................DOCUMENT CONTROL  1

1.1Version Control.................................................................................................................................1

1.2Citation.............................................................................................................................................1

1.3Approval.............................................................................................................................................1

2...............................................................................................................................INTRODUCTION

2.1Background.....................................................................................................................................2

2.2Purpose of Document.......................................................................................................................2

2.3Scope of Application.........................................................................................................................2

3.......................................MINIMUM FUNCTIONALITY REQUIREMENTS.3

3.6.1 Load control Groups6

3.6.2 Controlled load management at meters6

3.6.3 Utility Control of Other Load7

3.6.4 Random Load Control Switching Delay7

3.9.2Emergency supply capacity limit operation when energy is exported from the network to a customer10

4.......................................................................................................PERFORMANCE LEVELS.12

A......................Appendix - List of Events, Settings and Status Indications15

B................................................................................................................................................................Glossary18

ADVANCED METERING INFRASTRUCTURE1

Minimum AMI Functionality Specification (Victoria)

1DOCUMENT CONTROL

1.1Version Control

Version	Date	Description
Release 1.0	October 2007	Based upon the Minimum State-wide Functionality Specification, Version 6.6, dated 29 September 2007, endorsed by the Victorian AMI Industry Steering Committee on 10 October 2007.
Release 1.1	September 2008	As recommended by the Victorian AMI Industry Steering Committee on 11 August 2008.

1.2Citation

An appropriate citation for this specification is:

A.“Minimum AMI Functionality Specification (Victoria)”

1.3 Approval

This specification has been approved by

/s/ Peter Batchelor

A.Hon. Peter Batchelor, Minister for Energy and Resources

11/09/08

Date

ADVANCED METERING INFRASTRUCTURE

Minimum AMI Functionality Specification (Victoria)

2INTRODUCTION

2.1Background

In early 2006, the Victorian Government formally endorsed the deployment of Advanced Metering Infrastructure (AMI) to all Victorian electricity customers consuming less than 160MWh per annum. An amendment to the Electricity Industry Act 2000 was passed by the Victorian Parliament in August 2006, providing the Government with legislative heads of power to make Orders in Council (OIC) establishing a range of requirements for the deployment of AMI, including the setting of minimum AMI functionality, performance levels and service levels.

2.2Purpose of Document

This specification defines the minimum functionality and performance levels for AMI systems deployed in Victoria.

2.3Scope of Application

The requirements established by this specification apply to all metered electricity customer installations where the annual consumption is less than 160MWh and where the electricity supply is non-incidental.

The requirements in this specification apply to AMI systems. These requirements are minimum requirements only and do not limit the implementation of AMI systems that have functionality and performance that exceed the requirements of this specification.

ADVANCED METERING INFRASTRUCTURE

Minimum AMI Functionality Specification (Victoria)

3MINIMUM FUNCTIONALITY REQUIREMENTS

3.1Applicable meter configurations

(a)These functionality requirements apply to all AMI metering installations for Victoria. However, the following lists the minimum requirement for AMI meter configurations:

(1)single phase, single element;

(2)single phase, single element with integrated controlled load contactor;

(3)three phase direct connect;

(4)three phase direct connect with integrated single phase controlled load contactor;

(5)three phase direct connect with integrated relay for operation of an external three phase controlled load contactor; and

(6)three phase CT connect (excluding supply contactor).

(b)All meter types shall meet the relevant requirements of AS62052.11, AS62053.22, AS62053.21, and any pattern approval requirements of the National Measurement Institute.

3.2Metrology

(a)The following requirements shall apply to all AMI meters:

(1)single phase meters to be two quadrant meters and separately record active energy for import and export in trading intervals;

(2)three phase meters to be four quadrant meters and to separately record active and reactive energy, import1 and export in trading intervals;

(3)record total accumulated energy for each recorded channel of interval data;

(4)the resolution for collection of interval energy data shall be at least 0.1 kWh for active energy and 0.1 kVArh for reactive energy;

(5)the resolution of energy consumption displayed on a meter’s display shall be at least 0.1 kWh and 0.1 kVArh for direct connected meters;

(6)for all meters, a minimum storage of 35 days per channel of interval energy data; and

(7)all channels of interval energy data shall be able to be read locally as well as remotely read.

(b)An AMI meter shall be capable of meeting the requirements (including accuracy) of type 4,  type 5 and type 6 meters (non-TOU Capability).

(c)The values to be recorded for import and export are actual values at the Connection Point for direct connect meters.

(d)It shall be possible to remotely and locally select or configure whether import interval energy data is recorded or not.

(e)It shall be possible to remotely and locally select or configure whether reactive energy interval energy data is recorded from three phase meters or not.

(f)When a meter has the Import Interval Energy Data Recording setting set to disabled and import energy is detected, an Import Energy Detected event shall be recorded in the AMI system.

3.3Remote and local reading of meters

(a)When meters are remotely read, the meter’s total accumulated energy per collected channel shall be able to be collected by the AMI system at least once every 24 hours.

(b)When meters are remotely read, the interval energy data per collected channel shall be able to be collected by the AMI system at least once every 24 hours.

ADVANCED METERING INFRASTRUCTURE

Minimum AMI Functionality Specification (Victoria)

(c)When meters are locally read, the meter's total accumulated energy per collected channel and the interval energy data per collected channel shall be able to be collected,

(d)For individual reads of meters, it shall be possible to select up to 35 days of interval energy data to be collected per channel.

(e)The following shall also be able to be remotely and/or locally collected from the meter:

(1)settings:

(2)time;

(3)date;

(4)status indicators; and

(5)events logs.

Note that Appendix A details the events, settings and status indicators

3.4Supply Disconnect and Reconnect

3.4.1General Requirements

(a)All meter types excluding CT connected meters shall have a supply contactor.

(b)The AMI system shall support both local and remote disconnection, and local and remote reconnection of customer supply via the supply contactor. When an AMI meter performs a disconnect operation, all outgoing circuits from the meter shall be disconnected.

(c)To confirm the current state of a meter, the AMI system shall support “on-demand” remote polling of the meter to determine whether the supply contactor is open or closed.

(d)The AMI system shall complete on-demand polling commands, returning the supply contactor position status with the performance levels set out in section 4.

(e)The meter shall provide clear local visual indication of the status (open/closed) of the supply contactor.

3.4.2Disconnect

(a)The AMI system shall support both local and remote customer supply disconnect functionality.

(b)For remote disconnects, the AMI system shall complete the disconnect command, returning the supply contactor position status, within the performance levels set out in section 4.

3.4.2.1Local Disconnect

(a)Local disconnect via the meter shall only be able to be performed by an authorised technician. Unauthorised persons shall be physically prevented fron1 operating the supply contactor to disconnect supply.

(b)The AMI system shall support the following:

(1)opening of the supply contact or performed locally;

(2)remote communication of the status (open/closed) of  the supply  contactor  (if AMI communications are active) from the meter to the NMS; and

(3)event logging by the AM I system of the local disconnection at that meter.

3.4.2.2Remote Disconnect

(a)The AMI system shall support the following:

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Minimum AMI Functionality Specification (Victoria)

(1)opening of the supply contactor performed remotely;

(2)remote communication of the status (open/closed)  of  the  supply contactor  (if  AMI communications are active) from the meter to the NMS; and

(3) event logging by the AMI system of the remote disconnection at that meter.

3.4.3Reconnection

(a)The AMI system shall support both local and remote customer supply reconnection functionally.

(b)When a command is performed remotely, the AMI system shall complete the command, returning the appropriate meter status to the NMS, within the performance levels set out in section 4.

3.4.3.1Local reconnection

(a)Reconnection via the meter shall only be able to be performed locally by an authorised technician. Unauthorised persons shall be physically prevented from operating the supply contactor to reconnect supply.

(b)The AMI system shall support the following:

(1)closing of the supply contactor performed locally;

(2)remote communication of the status (open/closed) of the supply contactor (if AMI communications are active) from the meter to the NMS; and

(3)event logging by the by the AMI system of local reconnection at that meter.

3.4.3.2Remote reconnection

(a)For safety, the meter shall support an auto-disconnect function if load is detected flowing through the meter upon remote closing of the supply contactor.

(b)the AMI system shall support the following:

(1)Closing of the supply contactor performed remotely;

(2)Remote communication of the status (open/closed) of the supply contactor from the meter to the NMS;

(3)Event logging by the AMI system of remote reconnection;

(4)Meter will auto-disconnect if more than “X” Watts of load is detected flowing through the meter for than “Y” seconds during the auto-disconnect active period of “Z” seconds after the supply contactor is remotely closed, where:

(i)“X” range: 20 W - 2.5 kW per element, per phase, remotely and locally settable in 20 W increments;

(ii)“Y” range: 1 - 3,600 seconds, remotely and locally settable in 1 second increments;

(iii)“Z” range: 1 - 3,600 seconds, remotely and locally settable in 1 second increments;

(iv)Enabling/disabling of auto-disconnect function, remotely and locally configurable;

(v)Remote alarming to the NMS that the meter has auto-disconnected; and

(vi)Event logging of auto-disconnection.

3.5Time Clock Synchronisation

(a)Date and time within meters shall be maintained within 20 seconds of Australian Eastern Standard Time.

3.6Load Control

3.6.1Load control Groups

(a)All load control, whether controlled load (section 3.6.2) or utility control of other load (section 3.6.3) shall be able to respond to group commands and individual load control commands. Group commands may be delivered by broadcast.

(b)Groups shall provide for minimum of 20 primary groups (for use by Distributors), 200 secondary groups (for use by Distributors) and 200 tertiary groups (for use by Retailers).

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Minimum AMI Functionality Specification (Victoria)

(c)The 200 tertiary groups are to be allocated across the retailers to allow several groups per retailer.

3.6.2Controlled load management at meters

(a)The following are the feature required of single phase or three phase meters with an internal controlled load contractor and three phase meters equipped to operate an external controlled load contractor:

(1)The controlled load contractor shall be remotely and locally programmable to respond to one primary group, one secondary group and one tertiary group;

(2)Storage in the meter of 1 set of 5 “turn on” and “turn off” times applicable to weekdays and 1 set of 5 “turn on” and “turn off” times applicable to weekend days;

(3)“Turn on” and “turn off” times are remotely and locally settable for each meter individually and in groups through the AMI communications system;

(4)Meters shall recognize “turn on” and “turn off” commands that will override the switching program stored in the meter. The “turn on” and “turn off” functionality shall be individually addressable or by groups. The action of receiving a remote “turn on” or “turn off” command shall disable or override the preset time based “turn on” and “turn off” schedule for a programmable period between 0 and 2,880 minutes, settable in 1 minute increments;

(5)Meters with an integrated single phase controlled load contractor are to have “boost” functionality. This functionality shall be able to be remotely and locally enabled or disabled. When the meter’s “boost” function is activated, the meter will energise the controlled load for a preset time, which is remotely and locally programmable from 1 to 6 hours in half hour increments. When the Boost Primacy setting is set to disabled and a Controlled Load Override “turn off” command per section 3.6.2.a (4) is active within the meter, activation of the meter’s “boost” function will not energise the controlled load;

(6)Meters with integrated single phase controlled load contractor shall have a controlled load contractor with a minimum current rating of 31.5 A resistive (ACI rating) and a nominal voltage rating of 230 Vac;

(7)Meters for three phase load control, shall have an integral relay with a minimum rating of 1 A, and a nominal voltage rating of 230 Vac for operation of an external load control contactor; and

(8) The meter shall provide clear local visual indication of the status (open/closed) of the controlled load contactor.

3.6.3Utility Control of Other Load

(a)The AMI system shall have the capability to communicate to “other load control” devices through the AMI communications network. The following are the requirements of these “other load control” devices:

(l)“Other load control” devices shall be remotely and locally programmable to respond to one primary group, one secondary group, and one tertiary group;

(2)Storage in the “other load control” devices of 1 set of 5 “turn on” and “turn off” times applicable to week days and 1 set of 5 “turn on” and “turn off” times applicable to weekend days;

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Minimum AMI Functionality Specification (Victoria)

(3)“Turn on” and “turn off” times are remotely and locally settable individually and in groups, through the AMI communications system; and

(4) Recognition of “turn on” and “turn off” commands that will override the stored switching program. The “turn on” and “turn off” functionality shall be individually addressable or by groups. The action of receiving a remote “turn on” or “turn off”' command shall disable or override the preset time based “turn on” and “turn off” schedule for a remotely and locally settable period between 0 and 2,880 minutes, settable in 1 minute increments.

3.6.4Random Load Control Switching Delay

(a)As specified in Table 1, certain load control switching, whether controlled load management at meters (section 3.6.2) or utility control of other load (section 3.6.3), shall be randomly delayed up to a maximum configurable period of time, from 0 to 60 minutes, which shall be remotely and locally settable in 1 minute increments:

Load Control Type	“Turn on” Random Switching Delay active	“Turn off Random Switching Delay active
Controlled load management at meters – programmed switching	Yes	No
Controlled load management at meters – individual meter override command	No	No
Controlled load management at meters – primary and secondary group meter override command	Yes	No
Controlled load management at meters – tertiary group meter override command	Yes	Yes
Utility control of other load – programmed switching	Yes	No
Utility control of other load – Individual device override command	No	No
Utility control of other load – primary and secondary group device override command	Yes	No
Utility control of other load – tertiary group device override command	Yes	Yes

Table 1 application of random switching delay to controlled load

3.7Meter Loss of Supply detection and outage detection

(a)All AMI systems shall include a means of detecting loss of supply to meters including those at individual customer’s premises.

(b)When a meter loss of supply or outage is detected it is to be alarmed to the NMS as soon as possible.

3.8Quality of Supply & other event recording

(a)All AMI systems are to have the capability to record and store the 100 most recent Quality of Supply (QoS) events and other events that occur at each meter as detailed in Appendix A.  The AMI system shall record the nature of the event (eg: outage, undervoltage, disconnect etc), the date and time of the beginning of the event, and the date and time of the end of the event.

3.8.lMeter Loss or Supply

(a)The trigger for a meter loss of supply event is when the supply voltage reduces to a point where the meter shuts down. The meter must continue to operate down to a voltage of at least 80% of nominal voltage.

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Minimum AMI Functionality Specification (Victoria)

3.8.2Undervoltage & overvoltage recording

(a)Undervoltage and overvoltage events shall be recorded.  The thresholds shall be remotely and locally settable for undervoltage in the range of at least -5% to -20% in 1% steps and for overvoltage in the range of at least +5% to +20% in 1% steps.

(b)All events of a period equal to or longer than the undervoltage/overvoltage time threshold setting, which may be in the range of 1-60 seconds in 1 second increments, shall be recorded.

(c)For each undervoltage event the minimum voltage that occurred during the period shall be recorded.  For each overvoltage event the maximum voltage that occurred during the period shall be recorded.  For three phase meters, the phases affected shall also be recorded.

3.8.3Events for daily collection

(a)For each meter the following events shall be recorded in the AM system and be available for daily collection:

(1)Meter loss of supply;

(2)Boost activated;

(3)Tamper detected;

(4)the supply contactor has changed state - open or closed - for any cause;

(5)Import Energy detected;

(6)Controlled load override;

(7)HAN events as detailed in 3.10(h) and 3.10 (i); and

(8)Whenever there is a change of AMI meter settings that is performed locally or remotely.

3.8.4Other events

(a) The complete list of events which must be logged is detailed in Appendix A.

3.9Supply Capacity Control

(a)AMI meters (except CT connected meters) shall have two supply capacity limit settings – a normal limit and an emergency limit.  This functionality applies only to direct connected meters (ie: does not apply to CT connected meters).

(b)All supply capacity control settings shall be ren1otely and locally configurable.

3.9.1Normal supply capacity limit operation

3.9.1.1When energy is exported from the network to a customer

(a)The supply contactor shall open if the average kW demand across the last X number of trading intervals is greater than the demand limit(Y kW), where:

Xis settable from 1 to 10 trading intervals in increments of 1 trading interval; and

Yis settable from 0.5 to 99 kW in increments of 0.5 kW.

3.9.1.2When energy is imported from a customer to the network

(a)The supply contactor shall open if the average kW demand across the last U number of trading intervals is greater than the demand limit (V kW), where:

Uis settable from 1 to 10 trading intervals in increments of 1 trading interval; and

Vis settable from 0.5 to 99 kW in increments of 0.5 kW.

3.9.1.3Enabling, disabling and event recording

(a)The supply capacity control functionality shall be able to be remotely and locally enabled and disabled.

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Minimum AMI Functionality Specification (Victoria)

(b)If the supply contactor has opened due to the demand having exceeded the demand limit, the supply contactor shall remain open for a period of T minutes (where T is settable from 1 to 60 minutes in 1 minute increments) and then automatically reclose.

(c)The disconnection and any subsequent reconnection shall be recorded as events as described in section 3.8.4.

3.9.2Emergency supply capacity limit operation when energy is exported from the network to a customer

(a)The AMI system shall have the capability to remotely and locally activate or de-activate the emergency supply capacity limit in AMI meters by either primary or secondary groups of meters, or by commands sent to individual meters.

(b)When the emergency supply capacity limit is activated this will then take precedence over the normal supply capacity limit, except where the normal supply capacity limit is lower than the emergency supply capacity limit.

(c)The emergency supply capacity limit functionality in AMI meters must be capable of being remotely and locally enabled or disabled for selected meters.

(d)When the emergency supply capacity limit is activated, the supply contractor shall open if the average kW demand across R minutes is greater than the emergency supply capacity limit (S kW) where:

Ris settable from 0 to 60 minutes in increments of 1 minute: and

Sis settable from 0.5 kW to 99kW in increments of 0.5 kW.

(e)If the supply contractor has opened due to the demand having exceeded the emergency demand limit, the contactor shall remain open for a period of T minutes (where T is settable fron1 1 to 60 minutes in 1 minute increments) and then automatically reclose.

3.10Interface to Home Area Network (HAN)

(a)All direct connected AMI meters shall be certified to operate as an Energy Service Portal (ESP) as detailed in the ZigBee®   Alliance Smart Energy Profile (SEP) Specification (ZigBee® Document Numbers 075356rl4 and 084914r03).

(b)The ESP shall operate in the 2.4GHz ISM band and comply with the Radiocommunications (Low Interference Potential Devices) Class Licence 2000 as amended – made under sections 132 and 135 of the Australian Radiocommunications Act 1992.  The ESP shall operate with an effective radiated power of at least 50mW.

(c)The ESP shall be configured to operate in a Utility Private HAN and shall support all ESP mandatory and optional clusters.

(d)Communications to all HAN devices shall first require that those devices join the Utility Private HAN using the secure key establishment method.

(e)The ESP shall be capable of interacting with a minimum of 16 Smart Energy Profile certified devices that have joined the Utility Private HAN. The AMI systems shall support an average of 3 HAN devices per ESP.

(f)The AMI system shall enable the interactions between the head end and the ESP as detailed in the SEP.

(g)The AMI system shall provide to the ESP, and the ESP shall store, the tariff information required to allow the ESP to populate the fields in the SEP publish price command for implementation of a TOU tariff (with at least 1 set of 7 TOU periods for weekdays, 1 set of 7 TOU periods per Saturday and 1 set of 7 TOU periods per Sunday) and critical peak price notification.

(h)The meter shall record as an event when tariff information is updated or changed in the ESP.

(i)The meter shall record as an event any confirmation or status response (arising from a command from the AMI system) that the ESP receives from HAN devices, triggered by:

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Minimum AMI Functionality Specification (Victoria)

(1)a message confirmation (as detailed in the SEP) from a HAN device

(2)a load control report event status detailed in the SEP) from a HAN device

(3)a notification that a HAN device has joined or failed to join the Utility Private HAN

3.11 Tamper Detection

(a)The AMI system shall be capable of detecting and recording as an event attempts to tamper with the meter.

3.12Communications and data security

(a) The AMI system shall ensure all communications between system components shall be secured in such a way as to prevent unauthorised interception and modification.

(b)All device elements shall contain the necessary security to prevent unauthorised access or modification of data.

3.13Remote Firmware Upgrades

(a)The AMI system shall have the capability to remotely upgrade the firmware in AMI system devices including data concentrators and meters (and ZigBee® Energy Services Portal).

(b)It shall be possible to remotely change firmware without impacting the metrology functions of the meter.

3.14Self registration of meters

(a)Meters shall have the capability to self register with the NMS.

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Minimum AMI Functionality Specification (Victoria)

4PERFORMANCE LEVELS

The following are the AMI system performance levels required.

(a)These performance levels apply to the complete AMI system, but not to any upstream system or downstream systems.

(b)These performance levels specifically apply from the NMS to the meter and return.

(c)It is noted that an AMI system may include communications links provided by third parties such as telecommunications carriers and which are outside of the control of the party that operates the AMI system.

(d)The performance levels are average performance levels over the period of a year and exclude force majeure events.

4.1Performance levels for collection of daily meter readings

(a)The following are the performance levels required for the daily collection of the previous trading day’s interval energy data and total accumulated energy (as required in section 3.3):

(1)All data from 99% of meters within 4 hours after midnight; and

(2)All data from 99.9% of meters within 24 hours after midnight.

4.2Performance levels for remote reads of individual meters

(a)The performance level of an individual read (refer to section 3.3) applies to the collection of seven days of interval energy data and the current total accumulated energy from a particular AMI meter.  The performance level required is:

(1)Action performed at 90% of meters within 30 minutes;

(2)Action performed at 99% of meters within 1 hour; and

(3)Action performed at 99.9% of meters within 6 hours.

(b)The total number of individual meters read in any 24 hour period can be up to 2% of the installed, operational AMI meter population.

4.3Performance levels for remote connect/disconnect

(a)The performance level required for individual meters is:

(1)Action performed at 90% of meters within 10 minutes;

(2)Action performed at 99% of meters within 1 hour; and

(3)Action performed at 99.9% of meters within 6 hours.

(b)The total number of connects/disconnects commands to individual meters in any 24 hour period can be up to 2% of the installed, operational AMI meter population.

4.4Performance levels for remote load control commands

(a)The actions covered in this category are specified in section 3.6 for Controlled Load Management and for Utility Control of Other Loads. For commands to any primary, secondary or tertiary group of meters the performance level required is:

(1)Action performed at 99% of meters within 1 minute.

(b)For commands sent to individual meters, the performance level required is:

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Minimum AMI Functionality Specification (Victoria)

(1)Action performed at 90% of meters within 30 minutes;

(2)Action performed at 99% of meters within 1 hour; and

(3)Action performed at 99% of meters within 6 hours.

(c)The total number of load control commands to individual meters in any 24 hour period can be up to 2% of the installed, open operational AMI meter population

4.5Performance Levels for Meter loss supply and outage detection

(a)Alarms to be received within one hour for 90% of meters.

4.6Performance levels for emergency supply capacity limiting

(a)The actions covered in this category are specified in section 3.9.2 for emergency supply capacity control.  For commands to any primary or secondary group of meters the performance level required is:

(1)Action performed at 90% of meters within 10 minutes; and

(2)Action preformed at 99% of meters within 1 hour.

(b)For commands sent to individual meters, the performance level required is:

(1)Action performed at 90% of meters within 30 minutes;

(2)Action performed at 99% of meters within 1 hour; and

(3)Action performed at 99% of meters within 6 hours.

(c)The total number of load control commands to individual meters in any 24 hour period can be up to 2% of the installed, operational AMI meter population.

4.7Performance levels for remotely altering settings in meters

(a)Action performance level required for individual meters is:

(1)Action performed at 90% of meters within 30 minutes;

(2)Action performed at 99% of meters within 1 hour; and

(3)Action performed at 99% of meters within 6 hour;

(b)The total number of commands to alter settings at individual meters in any 24 hour period can be up to 2% of the installed, operational AMI meter population.

4.8Performance levels for remotely reading settings and status indicators from meters

(a)Performance level required for reading all the settings and status indicators of an individual meter (refer section 3.3) is:

(1)Action performed at 90% of meters within 30 minutes;

(2)Action performed at 99% of meters within 1 hour; and

(3)Action performed at 99.9% of meters within 6 hours.

(b)The total number of commands to read settings and status indicators from individual meters in any 24 hour period can be up to 2% of the installed, operational AMI meter population.

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Minimum AMI Functionality Specification (Victoria)

4.9Performance levels to remotely read events logs

(a)The performance level required for reading all the full event log that pertains to an individual meter is:

(1)Action performed for 90% of meters within 30 minutes;

(2)Action performed for 99% of meters within 1 hour; and

(3)Action performed for 99% of meters within 6 hours.

(b)The total number of commands to read the full event log pertaining to individual meters in any 24 hour period can be up to 2% of the installed, operational AMI meter population.

(c)To read the event logs pertaining to all meters:

(l)The data pertaining to 99.5% of meters in 1 week; and

(2)The data pertaining to 99.9% of meters in 2 weeks.

4.10Performance levels associated with the Home Area Network (HAN)

(a)The AMI system shall support up to 6 HAN instructions per day being sent to the ESP.

(b)The performance level required for HAN instructions is:

(1)HAN instruction received by 98% of ESPs in 3 hours;

(2)HAN instruction received by 99.9% of ESPs in 12 hours

ADVANCED METERING INFRASTRUCTURE

Minimum AMI Functionality Specification (Victoria)

A.Appendix – List of Events, Settings and Status
Indications

ID	Events	Daily collection required	Reference
1	Import energy detected	ü	3.2(f)
2	Supply contactor opened - local	ü	3.4.2.1(b)(3)
3	Supply contractor opened - remote	ü	3.4.2.2(a)(f)
4	Supply contractor closed - local	ü	3.4.3.1(b)(3)
5	Supply contractor closed - remote	ü	3.4.3.2(b)(3)
6	Supply contactor opened – auto-disconnection on re-energisation	ü	3.4.3.2(b)(4)(v)
7	Supply contactor opened – Supply Capacity	ü	3.9.1.3(c) and 3.9.2(e)
8	Supply contactor closed – auto-reclose after supply capacity control event	ü	3.4.3.2(b)(3), 3.9.1.3(c) and 3.9.2(e)
9	Meter loss of supply	ü	3.8.1(a)
10	Undervoltage event		3.8.2(a)
11	Overvoltage event		3.8.2(b)
12	Controlled load override activated by boost button	ü	3.6.2(a)(5)
13	Tamper detected	ü	3.11(b)
14	Whenever there is a change of AMI meter settings locally	ü	3.8.4(a)
15	Controlled load override – remote on	ü	3.6.2(a)(4)
16	Controlled load override – remote off	ü	3.6.2(a)(4)
17	Tariff information updated	ü	3.10(h)
18	Message acknowledgement received by ESP from HAN device	ü	3.10(i)(1)
19	ZigBee® load control report event status	ü	3.10(i)(2)
20	HAN device joined utility private HAN	ü	3.10(i)(3)
21	HAN device failed to join utility private HAN	ü	3.10(i)(3)

ID	Setting	Available Values	Reference
1	Import Interval Energy Data recording	Enabled or Disabled	3.2(f)
2	Reactive energy interval data recording	Enabled or Disabled	3.2(e)
3	Remote reconnection load detection ––power	20 to 2,500 Watts, in 20W increments	3.4.3.2(b)(4)(i)

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Minimum AMI Functionality Specification (Victoria)

4	Remote reconnection load detection – period	1 to 3,600 seconds, in 1 second increments	3.4.3.2(b)(4)(ii)
5	Remote reconnection – auto-disconnection	Enabled or Disabled	3.4.3.2(b)(4)(iii)
6	Remote reconnection – auto-disconnect active period	1 to 3,600 seconds, in 1 second increments	3.4.3.2(b)(4)(vi)
7	Controlled load – Primary Group id	Determined by DNSP	3.6.1(b)
8	Controlled load – Secondary Group id	Determined by DNSP	3.6.1(b)
9	Controlled load – Tertiary Group id	Determined by DNSP	3.6.1(b)
10 to 14	Controlled load weekday turn on time – 1 through 5	Time, in 24-hour clock format	3.6.2(a)(2)
15 to 19	Controlled load weekday turn off time – 1 through 5	Time, in 24-hour clock format	3.6.2(a)(2)
20 to 24	Controlled load weekend turn on time – 1 through 5	Time, in 24-hour clock format	3.6.2(a)(2)
25 to 29	Controlled load weekend turn off time – 1 through 5	Time, in 24-hour clock format	3.6.2(a)(2)
30	Random load control switching delay	0 to 60 minutes, in 1 minute increments	3.6.4(a)
31	Controlled load override duration	0 to 2,880 minutes, in 1 minute increments	3.6.2(a)(4)
32	Boost duration	1 to 6 hours, in ½ hour increments	3.6.2(a)(5)
33	Boost functionality	Enabled or Disabled	3.6.2(a)(5)
34	Boost Primacy	Enabled or Disabled	3.6.2(a)(5)
35	Undervoltage event recording variance threshold	-5% to -20%, in 1% increments	3.8.2(a)
36	Overvoltage event recording variance threshold	+5% to +20%, in 1% increments	3.8.2(a)
37	Undervoltage and Overvoltage time threshold	1 to 60 seconds, in 1 second increments	3.8.2(b)
38	Normal supply capacity – Export – demand limit	0.5 – 99kW, in 0.5kW increments	3.9.1.1(a)
39	Normal supply capacity – Import – demand limit	0.5 – 99kW, in 0.5kW increments	3.9.1.2(a)
40	Emergency supply capacity – Export – demand limit	0.5 – 99kW, in 0.5kW increments	3.9.2(d)
41	Normal supply capacity – Export – intervals	1 to 10 trading intervals, in 1 trading interval increments	3.9.1.1(a)

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Minimum AMI Functionality Specification (Victoria)

42	Normal supply capacity – Import – intervals	1 to 10 trading intervals, in 1 trading interval increments	3.9.1.2(a)
43	Emergency supply capacity – Export – period	0 to 60 minutes, in 1 minute increments	3.9.2(d)
44	Normal supply capacity limit	Enabled or Disabled	3.9.1.3(a)
45	Emergency supply capacity limit	Enabled or Disabled	3.9.2(c)
46	Normal supply capacity limit – auto-reclose delay	1 to 60 minutes, in 1 minute increments	3.9.1.3(b)
47	Emergency supply capacity limit – auto-reclose delay	1 to 60 minutes, in 1 minute increments	3.9.2(e)

ID	Status indicators (visible at the meter and collectable)	Reference
1	Supply contractor position – open or closed	3.4.1(e)
2	Controlled load contractor position – open or closed	3.6.2(a)(8)

ADVANCED METERING INFRASTRUCTURE

Minimum AMI Functionality Specification (Victoria)

B.Glossary

active energy

Active energy means a measure of electrical energy flow, being the time integral of the product of voltage and the in-phase component of current flow across a connection point expressed in Watt-hours (Wh) and multiples thereof.

active power

Active power means the rate at which active energy is transferred.

AMI (Advanced Metering Infrastructure)

AMI means the infrastructure associated with the installation and operation of electricity metering and con1n1unications including interval meters designed to transmit data to and receive data from a remote locality.

AMI metering installation

An AMI metering installation is a “metering installation” which conforms with the minimum functionality and performance requirements of this specification.

AMI system

AMI system means the AMI metering installation, communications network, infrastructure and all other systems required to comply with this specification.

Australian Standard (AS)

Australian Standard means the most recent edition of a standard publication by Standards Australia (Standards Association of Australia).

collect

Collect means to retrieve the data recorded in the meter.

Communications network

Communications network means all communications equipment, processes and arrangements that lie between the meter and the NMS.

current transformer (CT)

Current transformer means transformer for use with meters and/or protection devices in which the current in the secondary winding is, within prescribed error limits, proportional to and in phase with the current in the primary winding.

day

Day means unless otherwise specified, the 24 hour period beginning and ending at midnight Eastern Standard Time (EST).

distribution network

Distribution network means a network which is not a transmission network.

distribution system

Distribution system means a distribution network, together with the connection assets associated with the distribution network, which is connected to another transmission or distribution system.  Connection assets on their own do not constitute a distribution system.

energy

Energy means active energy and/or reactive energy.

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Minimum AMI Functionality Specification (Victoria)

energy data

Energy data means interval energy data and total accumulated energy.

Export

Export means the delivery of energy from the network to a customer.

HAN Instruction

HAN Instruction means up to 256 bytes of data (including but not limited to tariff information, SEP commands or messages) sent to the ESP via the AMI System.

Import

Import means the delivery of energy from and end-use customer into the distribution network.

interval energy data

Interval energy data means the data that results from the measurement of the flow of electricity in a power conductor where the data is prepared by a data logger into intervals which correspond to a trading interval or are sub-multiples of a trading interval.

interval meter

Interval meter means a meter that records interval energy data.

ISM band

ISM band means one of the Industrial Scientific and Medical radio frequency bands as defined by the International Telecommunication Union in sections 5.138, 5.150, and 5.280 of the Radio Regulations.

Local disconnect

Local disconnect means the operation of the supply contactor to effect a disconnection of supply not by the AMI communications system but performed locally at the meter by alternative electronic means.

market

Market means any of the markets or exchanges described in the National Electricity Rules, for so long as the market or exchange is conducted by NEMMCO.

meter

Meter means a device complying with Australian Standards which measures and records the production or consumption of electrical energy.

meter loss of supply

Meter loss of supply means that the power system voltage has reduced to point where the meter can no longer function, generally because it’s power supply has shutdown.

metering data

Metering data means the data obtained from a metering installation, the processed data or substituted data,

metering installation

Metering installation means the assembly of components and/or processes that are controlled for the purpose of metrology and which lie between the metering point(s) or non metered connection point and the point of connection to the telecommunications network.  The assembly of components may include the combination of several metering points to

ADVANCED METERING INFRASTRUCTURE

Minimum AMI Functionality Specification (Victoria)

derive the metering data for a connection point. The metering installation must be classified as a revenue metering installation and/or a check metering installation.

metering point

Metering point means the point of physical connection of the device measuring the current in the power conductor.

Metrology Procedure

Metrology Procedure means the procedure developed and published by NEMMCO in accordance with clause 7.14 of the National Electricity Rules.

NEM (National Electricity Market)

National Electricity Market means the wholesale electricity market operated by NEMMCO under the National Electricity Rules.

National Electricity Rules (NER)

National Electricity Rules means the rules made by the Australian Energy Market Commission (AEMC) under the National Electricity (South Australia) Act 1996 (the “new” National Electricity Law) that governs the operation of the National Electricity Market.

NEMMCO

NEMMCO means the National Electricity Market Management Company Limited ACN 072 010 327, the company which operates and administers the market in accordance with the National Electricity Rules.

network

Network means the apparatus, equipment, plant and buildings used to convey, and control the conveyance of, electricity to customers (whether wholesale or retail) excluding any connection assets. In relation to a Network Service Provider, a network owned, operated or controlled by that Network Service Provider.

NMS (Network Management System)

Network Management System means the component of an AMI system that manages the AMI communications network.

plant

Plant means, in relation to a connection point, all equipment involved in generating, utilising or transmitting electrical energy.

reactive energy

Reactive energy means a measure in varhours (varh) of the alternating exchange of stored energy in inductors and capacitors, which is the time-integral of the product of voltage and the out-of-phase con1ponent of current flow across a connection point.

record

Record means to store the measured parameter in the meter

remote disconnect

Remote disconnect means the utilisation of the communication system to disconnect the customer’s supply at the meter by the operation the AMI contactor.

Retailer

Retailer means an entity which maintains a retail licence and is the market participant that is financially responsible for a customer’s connection point.

ADVANCED METERING INFRASTRUCTURE

Minimum AMI Functionality Specification (Victoria)

retail licence

Retail licence means a licence issued by the Essential Services Commission under the Electricity Industry Act 2000 to sell electricity.

revenue meter

Revenue meter means the meter that is used for obtaining the primary source of metering data.

self registering

Self registering means the ability of the meter upon being added to the NMS of the AMI system when installed to register or configure itself with the AMI system so that it will commence performing its proper functions without further local intervention.

supply

Supply means the delivery of electricity at a connection point.

supply contactor

Supply contactor means the contactor in the meter that, when opened, causes a premise with supply to be disconnected and, when closed, allows a premise with supply to become connected.

time

Time means Eastern Standard Time, being the time at the 150th meridian of longitude east of Greenwich in England, or Co-ordinated Universal Time, as required by the National Measurement Act, 1960.

total accumulated energy

Total accumulated energy means the total or accumulated amount of energy measured and recorded per channel of a meter since the installation of the meter or the resetting of the value.

trading day

Trading day is the same as a day and means a 24 hour period that finishes at midnight Eastern Standard Time.

trading interval

Trading interval means a 30 minute period ending on the hour (Eastern Standard Time) or on the half hour and, where identified by a time, means the 30 minute period ending at that time.

transformer

Transformer means a plant or device that reduces or increases the voltage or alternating current.

Type 4 meter

Type 4 meter means a remotely read electricity interval meter that is a component of a compliant type 4 metering installation, that meets the requirements of the National Electricity Rules and the metrology procedure.

Type 5 meter

Type 5 meter means an electricity interval meter that is a component of a compliant type 5 metering installation, that meets the requirements of the National Electricity Rules and the metrology procedure.

Type 6 meter

ADVANCED METERING INFRASTRUCTURE

Minimum AMI Functionality Specification (Victoria)

Type 6 meter means an accumulation electricity meter that is a component of a compliant type 6 metering installation that meets the requirements of the National Electricity Rules and the metrology procedure.

Utility

Utility means either an entity operating a distribution network or a retail entity that sells electricity to customers.

voltage

Voltage means the electronic force or electric potential between two points that gives rise to the flow of electricity.

ADVANCED METERING INFRASTRUCTURE

Minimum AMI Functionality Specification (Victoria)

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

Introduction6

Purpose6

Scope6

Definitions, Acronyms & Abbreviations7

References8

Additional AMI System Requirements and Investigations11

Table of Requirements11

CHED Services Specific Investigations44

Power consumption44

In-band conducted emissions44

Impact of increased ambient temperature and ambient temperature at which the device fails44

Impact of increased surge amplitude and surge amplitude at which device fails45

Attachment A46

Attachment B48

Attachment C49

Attachment D51

Attachment E53

Attachment F58

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

1.Introduction

1.1.Purpose

The Victorian Government has mandated that Advanced Metering Infrastructure (AMI) be rolled out to all customers consuming less than 160MWh of electricity per annum between 2009 and 2013. Consequently, CitiPower/Powercor will be required to install approximately *** new “smart” meters throughout this period.

The purpose of this document is to capture CHED Services AMI System Requirements that are additional to those stipulated by the Victorian Minimum AMI Functionality Specification Release 1.1.

This document in conjunction with Victorian Minimum AMI Functionality Specification Release 1.1 comprises the CHED Specifications that the Contractor (Silver Spring Networks Inc.) must comply with.

1.2.Scope

The requirements stated within this document apply to specific sub-categories of the AMI System including but not limited to the;

-Network Management System

-WAN Backhaul Modem

-Access Point

-Relay

-Network Interface Card

-ZigBee Energy Services Portal

-Field Service Unit

-Communication Access Test Tool

The requirements stated within this document are related specifically to AMI System functions.  Any requirements placed on Meters within this document are related solely to local and remote AMI communication capability of the Meters.

It is intended that the Contractor demonstrate compliance with the requirements stated in Table 1 as part of the AMI Acceptance Testing.

CHED Services requires that the Contractor provides a detailed AMI Acceptance Test Plan addressing how compliance with each of the requirements stated in Table 1 will be proven as part of the AMI Acceptance Testing.

The requirements stated within this document are divided under the following sub-headings:

1.	Remote and Local Reading of Meters
2.	Supply Disconnect and Reconnect
3.	Time Clock Synchronisation
4.	Load Control
5.	Loss of Supply Detection and Outage Detection
6.	Quality of Supply and Other Event Recording
7.	Supply Capacity Control
8.	Interface to Home Area Network
9.	Tamper Detection
10.	Communications and Data Security
11.	Firmware Upgrades
12.	Mesh Network Capabilities
13.	Performance Levels
14.	AMI Communications
15.	Network Safety
16.	Device Lifetimes and Warranty
17.	AMI Device Construction
18.	Electrical Ratings
19.	Name Plates, Barcodes and Tamper Sealing
20.	Packing and Handling
21.	The Contractor’s AMI System Specification

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

22.	Point to Point Meters
23.	Backhaul Volume Requirements

1.3.Definitions, Acronyms & Abbreviations

ACMA means the Australian Communications and Media Authority, http://www.acma.gov.au/

AMI Device means all of the following:

•Access Point

•Relay

•Meter with integral Network Interface Card

•Field Service Unit

ARPANSA means the Australian Radiation Protection and Nuclear Safety Agency, http://www.arpansa.gov.au/

Backup Battery means the energy storage device used to provide power to Access Point or Relay in the event of a 240V mains power failure.

Communications Network means all communications equipment, processes and arrangements that lie between the Meter and the NMS.

Effective Isotropic Radiated Power or EIRP means the amount of power that a theoretical isotropic antenna (that evenly distributes power in all directions) would emit to produce the peak power density observed in the direction of maximum antenna gain.

Framework Agreement means the Framework Agreement for Advanced Metering Infrastructure Technology and Network Design.

ZigBee Energy Services Portal or ESP means the modem embedded within the Meter that allows the Meter to become the co-ordinator of a ZigBee Home Area Network.

Home Area Network or HAN means the communications network that exists to support communications to devices within a customers premise.

LAN or Local Area Network means the communications network defined by the Contractor that facilitates communications between Access Points, Relays and Mesh Meters.

NATA means the National Association of Testing Authorities, http://www.nata.asn.au/

Net_mgr means the command line tool for invoking UtilOS commands and displaying responses received from the NIC. Net_mgr utilises a UDP based protocol for communication between U-IQ and the NIC.

NMI means the National Measurement Institute, http://www.measurement.gov.au/

SNTP or Simple Network Time Protocol means the protocol used to synchronize timekeeping among a set of distributed time servers and clients.

SOW 1 means the SOW for the Network Design and Pilot Phase executed by the parties on or around the date of the Framework Agreement.

Trap Spammer Identified means an event that indicates there is an Access Point, Relay or NIC that generates alarms at a rate that exceeds a configurable cumulative total within a period of time.

UDP means the User Datagram Protocol (UDP) defined to make available a datagram mode of packet-switched computer communication in the environment of an interconnected set of computer networks.

UtilOS has the meaning given in Schedule 10 of the Framework Agreement.

VMFS ver1.1 means the Schedule 8 Part A of the Framework Agreement.

Wide Area Network or WAN has the same meaning as Backhaul Communications Network.

WAN Backhaul Modem means the modem used to connect an Access Point or Point to Point Meter to a Backhaul Communications Network.

ZD301 means the CHED Services document ZD 301 Technical Specification for Interval Meters.

1.4.References

1.	***
2.	***
3.	***
4.	***
5.	***

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

6.	***
7.	***
8.	***
9.	***
10.	***
11.	***
12.	***
13.	***
14.	***
14a.	***
15.	***
16.	***
17.	***
18.	***
19.	***
20.	***
21.	***
22.	***
22.a	***
23.	***
24.	***
25.	***
26.	***
27.	***
28.	***
29.	***
30.	***
31.	***
32.	***
33.	***
34.	***
35.	***
36.	***
37.	***

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

2.Additional AMI System Requirements and Investigations

2.1.Table of Requirements

Table 1: CHED Services Additional AMI System Requirements

#	Specific Area	Requirement
1. Remote and Local Reading of Meters
1.1	***	***
2. Supply Disconnect and Reconnect
2.1		***
3. Time Clock Synchronisation
3.1		***
4. Load Control
4.1		***
5. Loss of Supply and Outage Detection
5.1	***	***
5.2	***	***
5.3	***	***
5.4	***	***
6. Quality of Supply and Other Event Recording
6.1	***	***
6.2	***	***
6.3	***	***
7. Supply Capacity Control
7.1		***
8. Interface to Home Area Network
8.1	***	***
8.2	***	***
8.3	***	***
8.4	***	***
8.5	***	***
8.5a	***	***
8.6	***	***
8.7	***	***

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

8.8	***	***
8.9	***	***
8.10	***	***
8.11	***	***
8.12	***	***
8.13	***	***
8.14	***	***
8.15	***	***
8.16	***	***
8.17	***	***
8.18	***	***
8.19	***	***
8.20	***	***
8.21	***	***
8.22	***	***
8.23	***	***
9. Tamper Detection
9.1	***	***
9.2	***	***
10. Communication and Data Security
10.1	***	***
10.2	***	***
10.3	***	***
10.4	***	***
11. Firmware Upgrades
11.1	***	***
11.2	***	***
11.3	***	***
11.4	***	***
11.5	***	***
11.6	***	***
11.7	***	***
11.8	***	***

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

11.9	***	***
11.10	***	***
11.11	***	***
11.12	***	***
11.13	***	***
11.14	***	***
12. Mesh Network Capabilities
12.1	***	***
12.2	***	***
12.3	***	***
12.4	***	***
12.5	***	***
12.6	***	***
12.7a	***	***
12.7b	***	***
12.8	***	***
12.9	***	***
12.10	***	***
12.11	***	***
12.12	***	***
12.13	***	***
12.14	***	***
13. Performance Levels
13.1	***	***
13.2	***	***
13.3	***	***
13.4	***	***
13.5	***	***
13.6	***	***
13.7	***	***
14. AMI Communications
14.1	***	***
14.2	***	***

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

14.3	***	***
14.4	***	***
14.5	***	***
14.6	***	***
14.7	***	***
14.8	***	***
14.9	***	***
14.10	***	***
14.11	***	***
14.12	***	***
14.13	***	***
14.14	***	***
14.15	***	***
14.16	***	***
14.17	***	***
14.18	***	***
14.19	***	***
14.20	***	***
14.21	***	***
14.22	***	***
14.23	***	***
14.24	***	***
14.25	***	***
14.26	***	***
14.27	***	***
14.28	***	***
14.29	***	***
14.30	***	***
14.31	***	***
14.32	***	***
14.33	***	***
14.34	***	***
15. Network Safety

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

15.1	***	***
15.2	***	***
15.3	***	***
16. Device Lifetimes and Warranty
16.1	***	***
17. AMI Device Construction
17.1	***	***
17.2	***	***
17.3	***	***
17.4	***	***
17.5	***	***
17.6	***	***
17.7	***	***
17.8	***	***
17.9	***	***
17.10	***	***
17.11	***	***
17.12	***	***
17.13	***	***
17.14	***	***
17.15	***	***
17.16	***	***
17.17	***	***
17.18	***	***
17.19	***	***
17.20	***	***
17.21	***	***
17.22	***	***
17.23	***	***
17.24	***	***
17.25	***	***
17.26	***	***
17.27	***	***

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

17.28	***	***
17.29	***	***
18. Electrical Ratings
18.1	***	***
18.2	***	***
18.3	***	***
18.4	***	***
18.5	***	***
19. Name Plates, Barcodes and Tamper Sealing
19.1	***	***
19.2	***	***
19.3	***	***
19.4	***	***
19.5	***	***
19.6	***	***
20. Packing and handling
20.1	***	***
20.2	***	***
21. The Contractor’s AMI System Specification
21.1	***	***
21.2	***	***
21.3	***	***
21.4	***	***
21.5	***	***
21.6	***	***
21.7	***	***
21.8	***	***
21.9	***	***
21.10	***	***
21.11	***	***
21.12	***	***
21.13	***	***
21.14	***	***

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

21.15	***	***
21.16	***	***
21.17	***	***
21.18	***	***
21.19	***	***
21.20	***	***
21.21	***	***
21.22	***	***
21.23	***	***
21.24	***	***
21.25	***	***
21.26	***	***
21.27	***	***
21.28	***	***
21.29	***	***
21.30	***	***
21.31	***	***
21.32	***	***
21.33	***	***
21.34	***	***
21.35	***	***
21.36	***	***
21.37	***	***
21.38	***	***
21.39	***	***
21.40	***	***
21.41	***	***
21.42	***	***
21.43	***	***
21.44	***	***
21.45	***	***
21.46	***	***
21.47	***	***

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

21.48	***	***
21.49	***	***
21.50	***	***
21.51	***	***
21.52	***	***
21.53	***	***
21.54	***	***
23. Point to Point Meters
22.1	***	***
23. Backhaul Volume Requirements
23.1	***	***
23.2	***	***
23.3	***	***

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

3.CHED Services Specific Investigations

The following list of investigations detail items that CHED Services requires the Contractor to investigate and report on.

3.1***

•For *** in all ***. For example:

oin ***,

owith the ***

owith ***,

owith ***,

owith *** and

owith ***

•***

•***

3.2***

•For ***.

•*** and note the ***.

oAs specified by *** must be *** in the tables.

•The Contractor must ***.

3.3***

•For *** determine the ***.

•To determine the *** follow the ***

oThe *** must be ***. After *** the *** this ***. The ***at ***.

3.4***

•For *** determine the ***.

•To determine the *** the *** in ***.

oThe *** and the ***.  The *** which the device***.

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

4.Attachment A

NIC – Meter Interface:

The following table defines the control signals between the Contractor’s NIC and the Meter. All non-power signals are 3.3V LVCMOS compatible.

Pin #	Signal	NIC Dir.	Description
1	***	***	***
2	***	***	***
3	***	***	***
4	***	***	***
5	***	***	***
6	***	***	***
7	***	***	***
8	***	***	***
9	***	***	***
10	***	***	***

Signal Descriptions:

***: This is a ***, *** will *** for *** shall be taken ***.

***: When this *** the ***.

*** When this *** the *** will not ***.

***: ***

Electrical Connectivity:

The *** please refer to Figure 1:

***

Figure 1

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

5.Attachment B

NIC External Device Interface:

The following table *** and the ***.

Pin #	Signal	NIC Dir.	Description
1	***	***	***
2	***	***	***
3	***	***	***
4	***	***	***
5	***	***	***
6	***	***	***
7	***	***	***
8	***	***	***
9	***	***	***
10	***	***	***

Signal Descriptions:

***

***: When this *** the ***.

***

***

***: When this *** the *** has an ***. It will be ***.

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

6.    Attachment C

***

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

***

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

7.Attachment D

***

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

***

SSN Security – Takeaway…

- Proven, universally used security algorithms and protocols
  - Standard crypto algorithms and APIs
  - Public key cryptography for authentication
  - Symmetric key cryptography for operational keys
- 20-40 year protection design
- Hardware protection of keys in all locations
- Hardware acceleration of cryptography
- Firmware protection through signed keys
- Cost-effective use of security services

Strongest cryptographic protection in the industry

© 2008 Silver Spring Networks. All rights reserved.
Page 31

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

8.Attachment E

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

***

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

***

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

***

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

***

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

9.Attachment F

AIRLINK™ RAVEN X
WIRELESS DATA COMMUNICATIONS PLATFORM FOR HSUPA NETWORKS

KEY FEATURES

- **Markets**
  Financial
  Wireless Networking
  Utilities
  Infrastructure

- **Product Features**
  Embedded Intelligence
  High-Speed Processor
  Machine Protocols
  Class I Div 2 Certified
  3 Year Warranty

- **Product Benefits**
  Persistent Network Connectivity
  High-Speed 2-Way Data
  Certified for Hazardous Environments
  Remote Management and Configuration
  Simple Integration with Legacy Equipment

TECHNICAL SPECIFICATIONS

- **Technology**
  HSUPA
  With Fallback To:
  - HSDPA
  - UMTS
  - EDGE
  - GPRS (MS-12)
  - GSM

- **Bands**
  Tri-Band UMTS/HSDPA/HSUPA
  850/1900/2100 MHz
  Quad-Band GSM/GPRS/EDGE
  850/900/1800/1900 MHz

- **Environmental**
  Operating Temperature:
  -30 to 70° Celsius
  Storage Temperature:
  -40 to 85° Celsius

- **Power Consumption (@12V DC)**
  Transmit/Receive (Typical/Max): 180/200 mA
  Idle: 160 mA
  Input Voltage: 9 - 28V DC

- **Standards/Approvals**
  FCC
  Industry Canada
  CE (EU-SKU)
  RoHS
  Class I Div 2
  Carrier specific approvals

- **Host Interfaces**
  Ethernet: 10/100 Mbps RJ-45
  RS-232: DB9 DCE (300 – 230400 baud)
  Antenna Connection:
  Primary - 50 Ohm, SMA
  Rx Diversity - 50 Ohm, SMA

- **Dimensions**
  143 mm x 37 mm x 75 mm
  317 grams

- **Application Interfaces**
  TCP/IP, UDP/IP, DHCP, HTTP, SNMP, SMTP, SMS, MSCI, Modbus, Binary and more

- **LED Indicators**
  Network
  Signal
  Activity
  Service
  Power

- **For More Information**
  North America and Asia
  Tel: +1 510 624 4200
  Fax: +1 510 624 4299
  Europe
  Tel: +44 20 8 622 3015
  Fax: +44 20 8 622 3206

  E-mail:
  MobileandM2MSales@sierrawireless.com
  Web site: www.sierrawireless.com

Sierra Wireless, the Sierra Wireless logo, and the red wave design are trademarks of Sierra Wireless. Heart of the Wireless Machine and AirLink are registered trademarks of Sierra Wireless. Other registered trademarks that appear on this package are the property of the respective owners.
© 2009 Sierra Wireless, Inc.
P/N RXHSUPA 012309

SIERRA WIRELESS, CONNECTING PEOPLE AND SYSTEMS TO MOBILE BROADBAND NETWORKS AROUND THE WORLD

Sierra Wireless modems and software connect people all over the world with mobile broadband networks that keep them in touch, informed, and productive from wherever they need to be. The Company offers a diverse product portfolio addressing enterprise, consumer, original equipment manufacturer, machine-to-machine, and specialized vertical industry markets. Sierra Wireless also provides professional services to customers requiring expertise in wireless design, integration, and carrier certification.

For more information, please visit our website, www.sierrawireless.com.

SIERRA WIRELESS
HEART OF THE WIRELESS MACHINE

SIERRA WIRELESS
AIRLINK™ RAVEN X
(HSUPA NETWORKS)

Send and receive high-speed data

Network your equipment

Improve your business

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 8 PART B CHED SERVICES ADDITIONAL AMI SYSTEM REQUIREMENTS AND INVESTIGATIONS

AIRLINK™ RAVEN X
WIRELESS DATA COMMUNICATIONS PLATFORM FOR HSUPA NETWORKS

Rugged Intelligence

Powered by ALEOS™ technology, the longstanding industry benchmark for reliable and feature-rich intelligence, the Raven X is a powerful, robust wireless networking and communications platform. With a high-speed processor and Ethernet port the Raven X is ideal for a wide range of financial and retail applications. Its rugged form factor, serial port and Class I Div 2 certification for safe use in hazardous conditions make it equally suited for industrial use.

Next Generation HSUPA Wireless Data

Featuring advanced processing power and expanded memory, the Raven X is optimized for high-speed cellular networks. Leveraging high-speed HSUPA technology, the Sierra Wireless AirLink Raven X provides wide area wireless data access at speeds up to 7.2 Mbps downlink and 2.0 Mbps uplink. The North American model has a dual diversity antenna optimized for 850/1900 MHz, while the Europe/Asia model is optimized for 850/2100 MHz, to provide improved performance for HSUPA. In areas where HSUPA is not available the Raven X is backward compatible to HSDPA, UMTS, EDGE and GPRS technologies.

The ALEOS™ Advantage

ALEOS, the embedded core technology available only from Sierra Wireless, simplifies installation, operation and maintenance of any solution, and provides an always-on, always-aware intelligent connection for mission-critical applications. Benefits of ALEOS include:

- Persistent Network Connectivity
- Real-Time Notification
- Over-The-Air (OTA) Upgrades
- Wireless Optimized TCP/IP
- Extensive Machine Protocols
- Packet Level Diagnostics
- Device Management & Control
- Protocol Spoofing

AceWare™ Device Management

AceWare, the Sierra Wireless suite of tools and utilities, leveraging the intelligence of ALEOS, simplifies deployment as well as remote monitoring, control and management of the entire wireless solution.

AceManager

Remote device monitoring and configuration tool.

- Network Connectivity, Throughput and Signal Strength
- Real-Time Device Status and Health
- Comprehensive OTA Device Configuration and Firmware Updates

AceNet

Enterprise-grade device management application.

- One-to-Many Device Configuration and Management
- OTA Parameter Settings and Firmware/PRL Updates
- Logs Performance Statistics
- Charts Device Behavior for Performance Analysis

AceView

Efficient status and connection monitoring application.

- Low-Profile, Easy-To-Read, On-Screen User-Interface
- Gateway Status, Connectivity, Signal Strength

Sierra Wireless Reliability And Support

Since 1993, Sierra Wireless has been delivering high quality data products backed by a dedicated field and call center support team. For customers, the AirLink™ brand means reliable, intelligent data devices that enable enterprise customers to enhance their operations while reducing costs and increasing revenues.

	Applications
✔	Primary/Back-up Internet Connection
✔	Advertising
✔	Streaming Media
✔	Video Surveillance
✔	Point-of-Sale
✔	Vending/Kiosks
✔	Remote Monitoring and Control
✔	Oil and Gas
✔	Electric

Pay here / Pay

SIERRA WIRELESS
AirLink Raven X

POWERED BY: ALEOS™

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 9 REGIONS

REGIONS

Regions 1-10

For the purposes of this Schedule, a reference to a 'Zone' is a reference to a 'Region' under the Framework Agreement.

***

        1

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 9 REGIONS

***

        2

Region 1

Pilot Areas

AREA 1

Area info:

•***

•***

•***

•***

•***

•***

***

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 9 REGIONS

AREA 2

Area Info:

•***

•***

•***

•***

•***

•***

***

        2

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 9 REGIONS

AREA 3

Area Info:

•***

•***

•***

•***

•***

***

        3

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 9 REGIONS

AREA 4

Area Info

•***

•***

•***

•***

•***

•***

***

        4

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 9 REGIONS

AREA 5

•***

•***

•***

•***

•***

•***

***

        5

Advanced Metering Infrastructure Technology And Network Design	SCHEDULE 9 REGIONS

AREA 6

•***

•***

•***

•***

•***

•***

***

        6

Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 10 HIGH LEVEL OVERVIEW OF PRODUCTS

SCHEDULE 10 - HIGH LEVEL OVERVIEW OF PRODUCTS

This schedule sets out a high level overview of part of the Products to be provided by the Contractor under the Framework Agreement or any Contract.  Nothing in this schedule is to be taken as reducing or otherwise affecting the Functional Requirements and Specifications or the Contractor's obligations under the Framework Agreement or any Contract.

As this schedule contains a high level overview it does not refer to the specific version of any item of Product that will be provided as part of any Deliverable required under the Framework Agreement or any Contract.

UtilOS™

UtilOS is an open standards-based networking operating system for utility information & control networks.  Based on open standards-based networking technologies and Internet protocols, UtilOS provides an interoperable, extensible, scalable and secure operating system platform for advanced utility networking.

UtilOS provides a suite of utility networking services, including addressing, routing/switching, quality of service, health, network time, security and encryption, all of which can be implemented via an XML-based provisioning, configuration, monitoring, control & management interface.

This is the brand name for the system firmware.

UtilityIQ AMM™

UtilityIQ AMM is an open-standards based utility advanced metering application and network device management platform. UtilityIQ AMM provides network device life-cycle management support, providing an open, secure, extensible, and scalable utility information & control platform for the configuration and collection of advanced metering information and devices.  UtilityIQ, AMM’s web-based interface allows utility operators to configure schedules and groups across a variety of gas, water and electric devices enabling the collection, management and analysis of consumption, time of use, interval data, power quality measures and status logs.

UtilityIQ AMM’s Services Systems & API interfaces provide existing utility network applications, such as distribution management, outage management, load control and field services automation, with a secure, reliable, scalable and always-on set of networking services for implementing their application-specific provisioning, configuration, data collection, monitoring and control functions on utility network devices that are being managed by UtilityIQ AMM.

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 10 HIGH LEVEL OVERVIEW OF PRODUCTS

UtilityIQ NEM (Network Element Manager)

UtilityIQ NEM is a stand-alone software application that can be used to compliment the functionality of UtilityIQ AMM.  UIQ NEM brings transparency to the Smart Energy Network, enabling a proactive, real time view into the health and status of the network.

UtilityIQ NEM is a proactive network management system that portrays the health and status of the utility’s smart grid network.  UIQ NEM provides a centralized, advanced network management infrastructure for data management, high-level network management tasks, network performance and capacity metrics and control of multiple applications. UIQ NEM features real time event alerts to the network administrator.

UtilityIQ® Outage Detection System (UIQ ODS) enables rapid identification of outages and restoration activities by correlating outage and restoration to connectivity patterns and providing a visual presentation of outage severity and location and restoration. ODS also provides the ability to track and resolve events by time, type, and duration.  Meter data logs can be leveraged for accurate outage/restoration accounting and reporting. ODS includes programmable event alerting, tracking reporting features.

FWU – Firmware Upgrader is used to upgrade NIC firmware over the network to all devices or to any subset of devices.

Gas IMU™

The Silver Spring Gas Interface Management Unit (IMU) is an open standards-based, secure 902 MHz-based radio network interface card with an integrated gas meter register that can be mounted on a wide variety of mechanical-based gas meters.

The Gas IMU can be read via Silver Spring's wireless network, and being based on the UtilOS networking operating system, can securely and dynamically join a standards-based utility information & control network.

Water IMU™

The Silver Spring Water Interface Management Unit (IMU) is an open standards-based, reliable and secure 902-928 MHz-based radio network interface card with an integrated water meter register that can be mounted on a wide variety of mechanical-based water meters.

The Water IMU can be read via Silver Spring's wireless network, and being based on the UtilOS networking operating system, can securely and dynamically join a standards-based utility information & control network.

Network Interface Card

The Silver Spring PowerPoint NIC is an open standards-based, reliable and secure 902-928 MHz-based radio network interface card that provides advanced two-way networking capabilities for a variety of residential, commercial and industrial electric meters.  The PowerPoint NIC can be read via Silver Spring's wireless network, and being based on the

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 10 HIGH LEVEL OVERVIEW OF PRODUCTS

UtilOS networking operating system, can securely and dynamically join a standards-based utility information & control network.

Relay SG

The Silver Spring Relay SG is an open standards-based, reliable and secure 902-928 MHz-based utility networking relay that provides advanced forwarding capabilities.  Relays SG provides a method for extending the range between networked gas, water and electric meters and the Silver Spring Access Point SG.

The Relay SG is packaged in a variety of form factors.  The Relay SG can be pole mounted with photocell power/power tap adapter plug device or a wall mounted with 120v plug device, and as a pole-top device with an integrated photovoltaic switch.    Based on the UtilOS networking operating system, Relays SG can securely and dynamically join a standards-based utility information & control network.

Access Point SG

The Silver Spring Access Point SG is an open standards-based, reliable and secure utility networking gateway that provides advanced utility networking services, including addressing, routing/switching, quality of service, health, network time, security and encryption, all of which can be implemented via an XML-based provisioning, configuration, monitoring, control & management interface.  The Access Point SG comes with a 902-928 MHz-based radio LAN interface, and can be configured with a CDMA / EVDO telephony WAN interface, a POTS telephony WAN interface, and with a 10Mb/100Mb Ethernet interface.  Access Point SG provides a method for implementing the last mile utility information & control network.

The Access Point SG is packaged in a variety convenient form factors.  The Access Point SG is available as a pole mounted with photocell power/power tap adapter plug device and as a wall mounted with 120v plug device.  The Access Point SG comes with a battery back-up power supply that enables it to support automated power outage reporting and restoration.  Based on the UtilOS networking operating system, Access Point SG can securely and dynamically join a standards-based utility information & control network.

EBridge

The eBridge is a discrete Silver Spring RF module packaged for interface to a variety of third-party distribution automation devices.  The eBridge uses Silver Spring’s open, IP-based 902-928MHz Mesh Radio platform.  The eBridge supports serial and Ethernet inputs, DC power input and can support a variety of third-party antennas using an SMA connector.  The eBridge supports IP v4 and IPv6 and comes preconfigured to support the popular DNP3 protocol.

Field Service Unit (FSU)

The Field Service Unit (FSU) is a 900MHz FHSS radio that works with a laptop or handheld computer to provide field service personal the ability for wireless interrogation of Silver Spring Networks’ radio communication network devices. It is powered by a USB

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 10 HIGH LEVEL OVERVIEW OF PRODUCTS

connection, operates in the Frequency Range of 902.3 MHz to 924.9 MHz, and utilizes 83 hopping channels

Communication Access Test Tool (CATT)

The Communication Access Test Tool (CATT) is a software tool for testing and analysing the Silver Spring Networks’ (SSN) Neighborhood Area Network (NAN). CATT typically runs on a laptop PC or handheld device connected to an SSN Field Service Unit (FSU) over a USB port. CATT transmits messages through the FSU to network devices, receives messages from network devices through the FSU, and provides tools for logging and analysing received messages. Field Service Personnel can use CATT to perform a range of RF tests and any advanced metering or network management task, including on-demand electric meter reads, electric meter program detection, NIC firmware upgrades, protocol analysis, security checks, and syslog analysis. It also provides tools necessary for survey, installation, field testing, and troubleshooting of all network equipment and associated links.

Meter and NIC Test In Shop (MANTIS)

The Meter and NIC Test In Shop (MANTIS) tool is a radio frequency (RF) software tool for testing electricity meters equipped with a Silver Spring Networks Network Interface Card (NIC). MANTIS runs on a Windows laptop or desktop computer connected to an SSN Field Service Unit (FSU) over a USB port. MANTIS transmits messages through the FSU to NICs, receives messages from NICs through the FSU, and provides tools for logging and analysing received messages. MANTIS and the FSU can perform a range of RF tests including on-demand meter reads, meter and NIC verification.

Rotational Accuracy Test Tool (RATT)

RATT – Rotational Accuracy Test Tool – tests a Gas IMU for proper mechanical assembly and configuration.  It will include the test software, an FSU with cable, a desktop computer, and mechanical drivers that rotate the IMU drive train a user-specified number of turns.  There will be multiple (likely 4) drivers to accommodate different meter types.

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 12 AGREED NUMBERS OF ACCESS POINTS AND RELAYS

SCHEDULE 12 AGREED NUMBERS OF ACCESS POINTS AND RELAYS

Access Points: ***

Relays: ***

Installation costs per Access Point: ***

Installation costs per Relay: ***

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 13 FUNCTIONALITY RELEASE SCHEDULE

SCHEDULE 13 – FUNCTIONALITY RELEASE SCHEDULE

1.The parties acknowledge that the functionality required by Schedule 8 will not be delivered in a single Release.

2.The following tables set out the phased delivery in 5 Releases of the functionality required by Schedule 8.

3.The Contractor must ensure that the functionality delivered in an earlier Release is included in all subsequent Releases.

4.The following definitions apply to this Schedule:

*** means that ***

*** means that ***

5.The Release dates are as follows:

Release 1: 15th June 2009

Release 2: 31st July 2009

Release 3: 31st August 2009

Release 3A: 15th January 2010

Release 4: 30th June 2010

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 13 FUNCTIONALITY RELEASE SCHEDULE

Table 1: Response to Schedule 8 Part A, Department of Primary Industries Minimum AMI Functionality Specification (Victoria) Requirements for Meter provided by Meter provider known as ***

Schedule 8 Part A - Department of Primary Industries Minimum AMI Functionality Specification (Victoria) clause reference	For Meter provided by Meter provider known as ***
	Qualifications/Limitations	Release
3.1		***
3.1(a)(1)		***
3.1(a)(2)		***
3.1(a)(3)		***
3.1(a)(4)		***
3.1(a)(5)		***
3.1(a)(6)		***
3.1(b)		***
3.2		***
3.2(a)(1)		***
3.2(a)(2)		***
3.2(a)(3)		***
3.2(a)(4)		***
3.2(a)(5)		***
3.2(a)(6)		***
3.2(a)(7)		***
3.2(b)		***
3.2(c)		***
3.2(d)		***
3.2(e)		***

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 13 FUNCTIONALITY RELEASE SCHEDULE

3.2(f)	***
3.3	***
3.3(a)	***
3.3(b)	***
3.3(c)	***
3.3(d)	***
3.3(e)(1)	***
3.3(e)(2)	***
3.3(e)(3)	***
3.3(e)(4)	***
3.3(e)(5)	***
3.4	***
3.4.1	***
3.4.1(a)	***
3.4.1(b)	***
3.4.1(c)	***
3.4.1(d)	***
3.4.1(e)	***
3.4.2	***

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 13 FUNCTIONALITY RELEASE SCHEDULE

3.4.2(a)	***
3.4.2(b)	***
3.4.2.1(a)	***
3.4.2.1(b)(1)	***
3.4.2.1(b)(2)	***
3.4.2.1(b)(3)	***
3.4.2.2.(a)(1)	***
3.4.2.2(a)(2)	***
3.4.2.2(a)(3)	***
3.4.3	***
3.4.3(a)	***
3.4.3(b)	***
3.4.3.1(a)	***
3.4.3.1(b)(1)	***
3.4.3.1(b)(2)	***
3.4.3.1(b)(3)	***
3.4.3.2(a)	***
3.4.3.2(b)(1)	***
3.4.3.2(b)(2)	***
3.4.3.2(b)(3)	***
3.4.3.2(b)(4)(i)	***
3.4.3.2(b)(4)(ii)	***
3.4.3.2(b)(4)(iii)	***
3.4.3.2(b)(4)(iv)	***
3.4.3.2(b)(4)(v)	***

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 13 FUNCTIONALITY RELEASE SCHEDULE

3.4.3.2(b)(4)(vi)		***
3.5		***
3.5(a)		***
3.6		***
3.6.1(a)		***
3.6.1(b)		***
3.6.1(c)		***
3.6.2(a)(1)		***
3.6.2(a)(2)		***
3.6.2(a)(3)		***
3.6.2(a)(4)	***	***
3.6.2(a)(5)		***
3.6.2(a)(6)		***
3.6.2(a)(7)		***
3.6.2(a)(8)		***
3.6.3		***
3.6.3(a)(1)		***
3.6.3(a)(2)		***
3.6.3(a)(3)		***
3.6.3(a)(4)		***
3.6.4		***

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 13 FUNCTIONALITY RELEASE SCHEDULE

3.6.4(a)	***
3.7	***
3.7(a)	***
3.7(b)	***
3.8	***
3.8(a)	***
3.8.1(a)	***
3.8.1(b)	***
3.8.2(a)	***
3.8.2(b)	***
3.8.2(c)	***
3.8.3(a)(1)	***
3.8.3(a)(2)	***
3.8.3(a)(3)	***
3.8.3(a)(4)	***
3.8.3(a)(5)	***
3.8.3(a)(6)	***
3.8.3(a)(7)	***
3.8.3(a)(8)	***
3.8.4(a)	***
3.9	***
3.9(a)	***
3.9(b)	***
3.9.1.1(a)	***
3.9.1.1(a)X	***
3.9.1.1(a)Y	***

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 13 FUNCTIONALITY RELEASE SCHEDULE

3.9.1.2(a)	***
3.9.1.2(a)U	***
3.9.1.2(a)V	***
3.9.1.3(a)	***
3.9.1.3(b)	***
3.9.1.3(c)	***
3.9.2(a)	***
3.9.2(b)	***
3.9.2(c)	***
3.9.2(d)	***
3.9.2(d)R	***
3.9.2(d)S	***
3.9.2(e)	***
3.10	***
3.10(a)	***
3.10(b)	***
3.10(c)	***
3.10(d)	***
3.10(e)	***
3.10(f)	***
3.10(g)	***
3.10(h)	***

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 13 FUNCTIONALITY RELEASE SCHEDULE

3.10(i)		***
3.10(i)(1)		***
3.10(i)(2)		***
3.10(i)(3)		***
3.11(a)		***
3.12(a)		***
3.12(b)		***
3.13(a)		***
3.13(b)		***
3.14(a)		***
4.0 (a)		***
4.0 (b)		***
4.0 (c)		***
4.0 (d)		***
4.1		***
4.1(a)		***
4.1(a)(1)		***
4.1(a)(2)		***
4.2(a)		***
4.2(a)(1)	***	***

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 13 FUNCTIONALITY RELEASE SCHEDULE

4.2(a)(2)		***
4.2(a)(3)		***
4.2(b)		***
4.3(a)(1)		***
4.3(a)(2)		***
4.3(a)(3)		***
4.3(b)		***
4.4(a)(1)	***	***
4.4(b)(1)		***
4.4(b)(2)		***
4.4(b)(3)		***
4.4(c)		***
4.5(a)	***	***

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 13 FUNCTIONALITY RELEASE SCHEDULE

4.6(a)(1)	***	***
4.6(a)(2)	***	***
4.6(b)(1)		***
4.6(b)(2)		***
4.6(b)(3)		***
4.6(c)		***
4.7		***
4.7(a)(1)		***
4.7(a)(2)		***
4.7(a)(3)		***
4.7(b)		***
4.8(a)(1)		***
4.8(a)(2)		***
4.8(a)(3)		***
4.8(b)		***
4.9(a)(1)		***
4.9(a)(2)		***

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 13 FUNCTIONALITY RELEASE SCHEDULE

4.9(a)(3)		***
4.9 (b)		***
4.9(c)(1)		***
4.9(c)(2)		***
4.10(a)		***
4.10(b)(1)	***	***
4.10(b)(2)	***	***
DPI : App A Event 1		***
DPI : App A Event 2		***
DPI : App A Event 3		***
DPI : App A Event 4		***
DPI : App A Event 5		***
DPI : App A Event 6		***
DPI : App A Event 7		***
DPI: App A Event 8		***
DPI : App A Event 9		***
DPI : App A Event 10		***
DPI : App A Event11		***
DPI : App A Event 12		***
DPI : App A Event 13		***
DPI : App A Event 14		***
DPI : App A Event 15		***
DPI : App A Event 16		***
DPI : App A Event 17		***
DPI : App A Event 18		***
DPI : App A Event 19		***
DPI : App A Event 20		***
DPI : App A Event 21		***

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 13 FUNCTIONALITY RELEASE SCHEDULE

Table 2: Response to Schedule 8 Part B, CHED Services Additional AMI System Requirements and Investigations Requirements for Meter provided by Meter provider known as ***:

Schedule 8 Part B - CHED Services Additional AMI System Requirements and Investigations clause reference	For Meter provided by Meter provider known as ***
Release
1.1	***
2.1	***
3.1	***
4.1	***
5.1	***
5.2	***
5.3	***
5.4	***
6.1	***
6.2	***
6.3	***
7.1	***
8.1	***
8.2	***
8.3	***
8.4	***
8.5	***
8.5a	***
8.6	***
8.7	***
8.8	***
8.9	***
8.10	***
8.11	***
8.12	***
8.13	***
8.14	***
8.15	***
8.16	***
8.17	***
8.18	***
8.19	***
8.20	***
8.21	***
8.22	***
8.23	***
9.1	***
9.2	***
10.1	***
10.2	***
10.3	***
10.4	***
11.1	***

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 13 FUNCTIONALITY RELEASE SCHEDULE

11.2	***
11.3	***
11.4	***
11.5	***
11.6	***
11.7	***
11.8	***
11.9	***
11.10	***
11.11	***
11.12	***
11.13	***
11.14	***
12.1	***
12.2	***
12.3	***
12.4	***
12.5	***
12.6	***
12.7a	***
12.7b	***
12.8	***
12.9	***
12.10	***
12.11	***
12.12	***
12.13	***
12.14	***
13.1	***
13.2	***
13.3	***
13.4	***
13.5	***
13.6	***
13.7	***
14.1	***
14.2	***
14.3	***
14.4	***
14.5	***
14.6	***
14.7	***
14.8	***
14.9	***
14.10	***
14.11	***
14.12	***

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 13 FUNCTIONALITY RELEASE SCHEDULE

14.13	***
14.14	***
14.15	***
14.16	***
14.17	***
14.18	***
14.19	***
14.20	***
14.21	***
14.22	***
14.23	***
14.24	***
14.25	***
14.26	***
14.27	***
14.28	***
14.29	***
14.30	***
14.31	***
14.32	***
14.33	***
14.34	***
15.1	***
15.2	***
15.3	***
16.1	***
17.1	***
17.2	***
17.3	***
17.4	***
17.5	***
17.6	***
17.7	***
17.8	***
17.9	***
17.10	***
17.11	***
17.12	***
17.13	***
17.14	***
17.15	***
17.16	***
17.17	***
17.18	***
17.19	***
17.20	***
17.21	***

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 13 FUNCTIONALITY RELEASE SCHEDULE

17.22	***
17.23	***
17.24	***
17.25	***
17.26	***
17.27	***
17.28	***
17.29	***
18.1	***
18.2	***
18.3	***
18.4	***
18.5	***
19.1	***
19.2	***
19.3	***
19.4	***
19.5	***
19.6	***
20.1	***
20.2	***
21.1	***
21.2	***
21.3	***
21.4	***
21.5	***
21.6	***
21.7	***
21.8	***
21.9	***
21.10	***
21.11	***
21.12	***
21.13	***
21.14	***
21.15	***
21.16	***
21.17	***
21.18	***
21.19	***
21.20	***
21.21	***
21.22	***
21.23	***
21.24	***
21.25	***
21.26	***

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 13 FUNCTIONALITY RELEASE SCHEDULE

21.27	***
21.28	***
21.29	***
21.30	***
21.31	***
21.32	***
21.33	***
21.34	***
21.35	***
21.36	***
21.37	***
21.38	***
21.39	***
21.40	***
21.41	***
21.42	***
21.43	***
21.44	***
21.45	***
21.46	***
21.47	***
21.48	***
21.49	***
21.50	***
21.51	***
21.52	***
21.53	***
21.54	***
22.1	***
23.1	***
23.2	***
23.3	***

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 13 FUNCTIONALITY RELEASE SCHEDULE

Table 3: Response to Schedule 8 Part A, Department of Primary Industries Minimum AMI Functionality Specification (Victoria) Requirements for Meter provider 2

[insert name of Meter provider when notified by CHED Services under clause 8.21]:

Schedule 8 Part A - Department of Primary Industries Minimum AMI Functionality Specification (Victoria) clause reference	For Meter provider 2 [insert name of Meter provider when notified by CHED Services under clause 8.21]
	Qualifications/Limitations	Release
3.1		***
3.1(a)(1)		***
3.1(a)(2)		***
3.1(a)(3)		***
3.1(a)(4)		***
3.1(a)(5)		***
3.1(a)(6)		***
3.1(b)		***
3.2		***
3.2(a)(1)		***
3.2(a)(2)		***
3.2(a)(3)		***
3.2(a)(4)		***
3.2(a)(5)		***
3.2(a)(6)		***
3.2(a)(7)		***
3.2(b)		***
3.2(c)		***
3.2(d)		***
3.2(e)		***
3.2(f)		***
3.3		***
3.3(a)		***
3.3(b)		***
3.3(c)		***

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3.3(d)	***
3.3(e)(1)	***
3.3(e)(2)	***
3.3(e)(3)	***
3.3(e)(4)	***
3.3(e)(5)	***
3.4	***
3.4.1	***
3.4.1(a)	***
3.4.1(b)	***
3.4.1(c)	***
3.4.1(d)	***
3.4.1(e)	***
3.4.2	***
3.4.2(a)	***
3.4.2(b)	***
3.4.2.1(a)	***
3.4.2.1(b)(1)	***
3.4.2.1(b)(2)	***
3.4.2.1(b)(3)	***
3.4.2.2.(a)(1)	***
3.4.2.2(a)(2)	***

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 13 FUNCTIONALITY RELEASE SCHEDULE

3.4.2.2(a)(3)	***
3.4.3	***
3.4.3(a)	***
3.4.3(b)	***
3.4.3.1(a)	***
3.4.3.1(b)(1)	***
3.4.3.1(b)(2)	***
3.4.3.1(b)(3)	***
3.4.3.2(a)	***
3.4.3.2(b)(1)	***
3.4.3.2(b)(2)	***
3.4.3.2(b)(3)	***
3.4.3.2(b)(4)(i)	***
3.4.3.2(b)(4)(ii)	***
3.4.3.2(b)(4)(iii)	***
3.4.3.2(b)(4)(iv)	***
3.4.3.2(b)(4)(v)	***
3.4.3.2(b)(4)(vi)	***
3.5	***
3.5(a)	***

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3.6		***
3.6.1(a)		***
3.6.1(b)		***
3.6.1(c)		***
3.6.2(a)(1)		***
3.6.2(a)(2)		***
3.6.2(a)(3)		***
3.6.2(a)(4)	***	***
3.6.2(a)(5)		***
3.6.2(a)(6)		***
3.6.2(a)(7)		***
3.6.2(a)(8)		***
3.6.3		***
3.6.3(a)(1)		***
3.6.3(a)(2)		***
3.6.3(a)(3)		***
3.6.3(a)(4)		***
3.6.4		***
3.6.4(a)		***
3.7		***
3.7(a)		***
3.7(b)		***
3.8		***
3.8(a)		***
3.8.1(a)		***
3.8.1(b)		***
3.8.2(a)		***
3.8.2(b)		***
3.8.2(c)		***
3.8.3(a)(1)		***
3.8.3(a)(2)		***

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Advanced Metering Infrastructure Technology and Network Design	SCHEDULE 13 FUNCTIONALITY RELEASE SCHEDULE

3.8.3(a)(3)	***
3.8.3(a)(4)	***
3.8.3(a)(5)	***
3.8.3(a)(6)	***
3.8.3(a)(7)	***
3.8.3(a)(8)	***
3.8.4(a)	***
3.9	***
3.9(a)	***
3.9(b)	***
3.9.1.1(a)	***
3.9.1.1(a)X	***
3.9.1.1(a)Y	***
3.9.1.2(a)	***
3.9.1.2(a)U	***
3.9.1.2(a)V	***
3.9.1.3(a)	***
3.9.1.3(b)	***
3.9.1.3(c)	***
3.9.2(a)	***
3.9.2(b)	***
3.9.2(c)	***
3.9.2(d)	***
3.9.2(d)R	***
3.9.2(d)S	***
3.9.2(e)	***
3.10	***
3.10(a)	***
3.10(b)	***
3.10(c)	***
3.10(d)	***
3.10(e)	***
3.10(f)	***
3.10(g)	***
3.10(h)	***
3.10(i)	***
3.10(i)(1)	***
3.10(i)(2)	***
3.10(i)(3)	***
3.11(a)	***
3.12(a)	***
3.12(b)	***
3.13(a)	***
3.13(b)	***
3.14(a)	***

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4.0 (a)		***
4.0 (b)		***
4.0 (c)		***
4.0 (d)		***
4.1		***
4.1(a)		***
4.1(a)(1)		***
4.1(a)(2)		***
4.2(a)		***
4.2(a)(1)	***	***
4.2(a)(2)		***
4.2(a)(3)		***
4.2(b)		***
4.3(a)(1)		***
4.3(a)(2)		***
4.3(a)(3)		***
4.3(b)		***
4.4(a)(1)	***	***

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4.4(b)(1)		***
4.4(b)(2)		***
4.4(b)(3)		***
4.4(c)		***
4.5(a)	***	***
4.6(a)(1)	***	***
4.6(a)(2)	***	***
4.6(b)(1)		***
4.6(b)(2)		***
4.6(b)(3)		***

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4.6(c)		***
4.7		***
4.7(a)(1)		***
4.7(a)(2)		***
4.7(a)(3)		***
4.7(b)		***
4.8(a)(1)		***
4.8(a)(2)		***
4.8(a)(3)		***
4.8(b)		***
4.9(a)(1)		***
4.9(a)(2)		***
4.9(a)(3)		***
4.9 (b)		***
4.9(c)(1)		***
4.9(c)(2)		***
4.10(a)		***
4.10(b)(1)	***	***
4.10(b)(2)	***	***
DPI : App A Event 1		***
DPI : App A Event 2		***
DPI : App A Event 3		***
DPI : App A Event 4		***

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DPI : App A Event 5	***
DPI : App A Event 6	***
DPI : App A Event 7	***
DPI: App A Event 8	***
DPI : App A Event 9	***
DPI : App A Event 10	***
DPI : App A Event11	***
DPI : App A Event 12	***
DPI : App A Event 13	***
DPI : App A Event 14	***
DPI : App A Event 15	***
DPI : App A Event 16	***
DPI : App A Event 17	***
DPI : App A Event 18	***
DPI : App A Event 19	***
DPI : App A Event 20	***
DPI : App A Event 21	***

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Table 4: Response to Schedule 8 Part B, CHED Services Additional AMI System Requirements and Investigations Requirements for Meter provider 2

[insert name of Meter provider when notified by CHED Services under clause 8.21]:

Schedule 8 Part B - CHED Services Additional AMI System Requirements and Investigations clause reference	For Meter provider 2 [insert name of Meter provider when notified by CHED Services under clause 8.21]
Release
1.1	***
2.1	***
3.1	***
4.1	***
5.1	***
5.2	***
5.3	***
5.4	***
6.1	***
6.2	***
6.3	***
7.1	***
8.1	***
8.2	***
8.3	***
8.4	***
8.5	***
8.5a	***
8.6	***
8.7	***
8.8	***
8.9	***
8.10	***
8.11	***
8.12	***
8.13	***
8.14	***
8.15	***
8.16	***
8.17	***
8.18	***
8.19	***
8.20	***
8.21	***
8.22	***
8.23	***
9.1	***
9.2	***
10.1	***

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10.2	***
10.3	***
10.4	***
11.1	***
11.2	***
11.3	***
11.4	***
11.5	***
11.6	***
11.7	***
11.8	***
11.9	***
11.10	***
11.11	***
11.12	***
11.13	***
11.14	***
12.1	***
12.2	***
12.3	***
12.4	***
12.5	***
12.6	***
12.7a	***
12.7b	***
12.8	***
12.9	***
12.10	***
12.11	***
12.12	***
12.13	***
12.14	***
13.1	***
13.2	***
13.3	***
13.4	***
13.5	***
13.6	***
13.7	***
14.1	***
14.2	***
14.3	***
14.4	***
14.5	***
14.6	***

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14.7	***
14.8	***
14.9	***
14.10	***
14.11	***
14.12	***
14.13	***
14.14	***
14.15	***
14.16	***
14.17	***
14.18	***
14.19	***
14.20	***
14.21	***
14.22	***
14.23	***
14.24	***
14.25	***
14.26	***
14.27	***
14.28	***
14.29	***
14.30	***
14.31	***
14.32	***
14.33	***
14.34	***
15.1	***
15.2	***
15.3	***
16.1	***
17.1	***
17.2	***
17.3	***
17.4	***
17.5	***
17.6	***
17.7	***
17.8	***
17.9	***
17.10	***
17.11	***
17.12	***
17.13	***

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17.14	***
17.15	***
17.16	***
17.17	***
17.18	***
17.19	***
17.20	***
17.21	***
17.22	***
17.23	***
17.24	***
17.25	***
17.26	***
17.27	***
17.28	***
17.29	***
18.1	***
18.2	***
18.3	***
18.4	***
18.5	***
19.1	***
19.2	***
19.3	***
19.4	***
19.5	***
19.6	***
20.1	***
20.2	***
21.1	***
21.2	***
21.3	***
21.4	***
21.5	***
21.6	***
21.7	***
21.8	***
21.9	***
21.10	***
21.11	***
21.12	***
21.13	***
21.14	***
21.15	***
21.16	***

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21.17	***
21.18	***
21.19	***
21.20	***
21.21	***
21.22	***
21.23	***
21.24	***
21.25	***
21.26	***
21.27	***
21.28	***
21.29	***
21.30	***
21.31	***
21.32	***
21.33	***
21.34	***
21.35	***
21.36	***
21.37	***
21.38	***
21.39	***
21.40	***
21.41	***
21.42	***
21.43	***
21.44	***
21.45	***
21.46	***
21.47	***
21.48	***
21.49	***
21.50	***
21.51	***
21.52	***
21.53	***
21.54	***
22.1	***
23.1	***
23.2	***
23.3	***

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